Filed under Rule 497(c)
File Nos. 333-16175
811-04556

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA INVESTORS, INC.
on behalf of its Series:

TRANSAMERICA PREMIER BALANCED FUND
TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND
TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND
TRANSAMERICA PREMIER EQUITY FUND
TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND
TRANSAMERICA PREMIER FOCUS FUND
TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

AND

TRANSAMERICA FUNDS
on behalf of its Series:

TRANSAMERICA VALUE BALANCED
TRANSAMERICA SCIENCE & TECHNOLOGY
TRANSAMERICA TEMPLETON GLOBAL
TRANSAMERICA CONVERTIBLE SECURITIES

(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS
on behalf of its Series:

TRANSAMERICA BALANCED
TRANSAMERICA DIVERSIFIED EQUITY
TRANSAMERICA EQUITY
TRANSAMERICA LEGG MASON PARTNERS ALL CAP
TRANSAMERICA GROWTH OPPORTUNITIES
TRANSAMERICA FLEXIBLE INCOME

(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Target Fund and each Destination Fund is:

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-888-233-4339

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Premier Funds
570 Carillon Parkway
St. Petersburg, Florida 33716

October 6, 2009

Dear Shareholder:

The Board of your Transamerica fund has approved the reorganization of your fund into another Transamerica fund. The reorganization is expected to occur on November 13, 2009. Upon completion of the reorganization, you will become a shareholder of the destination Transamerica fund, and you will receive shares of the destination fund equal in value to your shares of your current Transamerica fund. The reorganization is expected to be tax-free for federal income tax purposes and no sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined information statement/prospectus, which contains information about the destination fund, including fees and expenses.

The reorganization of your fund is one of a number of reorganizations and other initiatives recently approved by the Boards of the Transamerica funds. The initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive and rational operating platform. Many of the reorganizations are described in the enclosed combined information statement/prospectus. Certain other initiatives require shareholder approval, and in those cases shareholders will receive proxy materials and will be asked to vote. It is anticipated that all of the initiatives will be accomplished by mid-2010.

The Board of your fund has unanimously approved your fund’s reorganization and believes the reorganization is in the best interests of your fund and its shareholders.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/  John K. Carter
John K. Carter
President and Chief Executive Officer
Chairman of the Board
Transamerica Asset Management Group

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA INVESTORS, INC.
on behalf of its Series:

TRANSAMERICA PREMIER BALANCED FUND
TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND
TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND
TRANSAMERICA PREMIER EQUITY FUND
TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND
TRANSAMERICA PREMIER FOCUS FUND
TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

AND

TRANSAMERICA FUNDS
on behalf of its Series:

TRANSAMERICA VALUE BALANCED
TRANSAMERICA SCIENCE & TECHNOLOGY
TRANSAMERICA TEMPLETON GLOBAL
TRANSAMERICA CONVERTIBLE SECURITIES

(each, a “Target Fund” and together, the “Target Funds”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS
on behalf of its Series:

TRANSAMERICA BALANCED
TRANSAMERICA DIVERSIFIED EQUITY
TRANSAMERICA EQUITY
TRANSAMERICA LEGG MASON PARTNERS ALL CAP
TRANSAMERICA GROWTH OPPORTUNITIES
TRANSAMERICA FLEXIBLE INCOME

(each, a “Destination Fund” and together, the “Destination Funds”)

The address and telephone number of each Target Fund and each Destination Fund is:

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-888-233-4339

Shares of the Destination Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in any Target Fund or Destination Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Destination Funds that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement and prospectus, dated October 6, 2009 (the “Information Statement/Prospectus”), is being furnished in connection with the reorganizations (each, a “Reorganization,” and together the “Reorganizations”) of certain series of Transamerica Investors, Inc. (“Transamerica Premier Funds”), a Maryland corporation, and certain series of Transamerica Funds, a Delaware statutory trust (each, a “Target Fund,” and together the “Target Funds”) into certain series of Transamerica Funds (each, a “Destination Fund,” and together the “Destination Funds”). The Information Statement/Prospectus is being mailed to Target Fund shareholders on or about October 12, 2009.

The Board of Directors of Transamerica Premier Funds and the Board of Trustees of Transamerica Funds have approved the Reorganizations. A copy of the form of Agreement and Plan of Reorganization for each Reorganization is attached to this Information Statement/Prospectus as Exhibit A.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The following table indicates (a) the Target Fund and corresponding Destination Fund involved in each Reorganization, (b) the corresponding Destination Fund shares that each Target Fund shareholder will receive, and (c) on what page of this Information Statement/Prospectus the discussion regarding each Reorganization begins. The Reorganizations are grouped and described together for convenience. The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

Reorganization	Target Fund & Shares	Destination Fund & Shares	Page

Group 1	Transamerica Premier Balanced Fund Investor Class Transamerica Value Balanced Class A Class B Class C	Transamerica Balanced Class P Transamerica Balanced Class A Class B Class C	3
Group 2	Transamerica Premier Diversified Equity Fund Investor Class	Transamerica Diversified Equity* Class P	32
	Transamerica Premier Institutional Diversified Equity Fund Institutional Class	Transamerica Diversified Equity* Class I
	Transamerica Science & Technology Class A Class B Class C Class I	Transamerica Diversified Equity* Class A Class B Class C Class I
	Transamerica Templeton Global Class A Class B Class C	Transamerica Diversified Equity* Class A Class B Class C
Group 3	Transamerica Premier Equity Fund Investor Class Transamerica Premier Institutional Equity Fund Institutional Class	Transamerica Equity Class P Transamerica Equity Class I	77

ii

Reorganization	Target Fund & Shares	Destination Fund & Shares	Page

Group 4	Transamerica Premier Focus Fund Investor Class	Transamerica Legg Mason Partners All Cap** Class P	100
Group 5	Transamerica Premier Growth Opportunities Fund Investor Class	Transamerica Growth Opportunities Class P	113
Group 6	Transamerica Convertible Securities Class A Class B Class C Class I	Transamerica Flexible Income Class A Class B Class C Class I	127

*	A newly-organized fund that will have substantially similar investment objectives and principal investment strategies and policies to those of Transamerica Premier Diversified Equity Fund.

**	The fund’s name, investment objective and principal investment strategies and policies, and sub-adviser are expected to change on or about November 6, 2009. It is expected that the fund will be renamed Transamerica Focus.

The date of this Information Statement/Prospectus is October 6, 2009.

For more complete information about each Fund, please read the Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Each Fund’s Prospectus and Statement of Additional Information, and other additional information about each Fund, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Each Fund’s current prospectus and statement of additional information, including any applicable supplements thereto.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-888-233-4339 or by visiting our website at www.transamericafunds.com (select either “Transamerica Premier Funds” or “Transamerica Funds” for the Target Funds and “Transamerica Funds” for the Destination Funds).
Each Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-888-233-4339 or by visiting our website at www.transamericafunds.com (select either “Transamerica Premier Funds” or “Transamerica Funds” for the Target Funds and “Transamerica Funds” for the Destination Funds). See “Available Information.”
A statement of additional information for this Information Statement/Prospectus, dated October 6, 2009 (the “SAI”). The SAI contains additional information about the Target Funds and the Destination Funds.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-888-233-4339 or by visiting our website at www.transamericafunds.com (select either “Transamerica Premier Funds” or “Transamerica Funds” for the Target Funds and “Transamerica Funds” for the Destination Funds). The SAI is incorporated by reference into this Information Statement/Prospectus.
To ask questions about this Information Statement/ Prospectus.	Call our toll-free telephone number: 1-888-233-4339.

The current prospectuses and statement of additional information of each Target Fund, as supplemented, are incorporated by reference into this Information Statement/Prospectus (for each such Transamerica Fund, the prospectuses dated March 1, 2009 and the statement of additional information dated July 1, 2009 and for each such Transamerica Premier Fund, the prospectuses and statement of additional information dated May 1, 2009).

iii

SUMMARY

This Summary section is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Agreement and Plan of Reorganization relating to each Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A and Exhibit B, and the Funds’ prospectuses carefully for more complete information.

How Will the Reorganizations Work?

•	Each Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, each Destination Fund will assume all of the liabilities of the corresponding Target Fund and issue shares, as described below.

•	The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization. The Reorganizations are grouped and described together for convenience.

•	For each Reorganization involving a Target Fund that is a Transamerica Premier Fund, the Destination Fund will issue a number of its Class I shares or Class P shares to the Target Fund on the closing date of the Reorganization (the “Closing Date”) having a net asset value equal to the aggregate net asset value of such Target Fund’s Institutional Class shares or Investor Class shares, respectively.

•	For each Reorganization involving a Target Fund that is a Transamerica Fund, the Destination Fund will issue a number of its Class A shares, Class B shares, Class C shares and — as applicable — Class I shares on the Closing Date having a net asset value equal to the aggregate net asset value of such Target Fund’s Class A shares, Class B shares, Class C shares and — as applicable — Class I shares, respectively.

•	Shares of the corresponding class of each Destination Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the corresponding class of the corresponding Destination Fund with the same aggregate net asset value as their holdings of the applicable class of shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will then be terminated after the Closing Date.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund which, as is further discussed in this Information Statement/Prospectus, could be higher than those of the Target Fund.

•	Following the Reorganizations, Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment adviser to each Destination Fund and Transamerica Investment Management, LLC (“TIM”) will serve as sub-adviser to each Destination Fund. In the case of Transamerica Legg Mason Partners All Cap — to be renamed Transamerica Focus — it is proposed that the sub-adviser be changed from ClearBridge Advisors, LLC to TIM; shareholder approval of this proposal is the subject of a separate proxy solicitation of shareholders of Transamerica Legg Mason Partners All Cap. In addition, following the Reorganization of Transamerica Templeton Global into Transamerica Diversified Equity, Templeton Investment Counsel, LLC will not sub-advise the combined Destination Fund.

•	The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The

Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Fund or Destination Fund.

Why did the Board Approve the Reorganizations?

The Board of each Target Fund, including all of the directors/trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, or TAM, the Funds’ investment adviser, or Transamerica Capital, Inc. (“TCI”), the Funds’ principal underwriter and distributor, (the “Independent Target Board Members”), after careful consideration, has determined that the Reorganization is in the best interests of that Target Fund and will not dilute the interests of the existing shareholders of that Target Fund. The Board has made this determination based on various factors which include those that are discussed below in the sections entitled “Reasons for the Proposed Reorganization” or “Reasons for the Proposed Reorganizations.”

Similarly, the Board of Trustees of each Destination Fund, including all of the trustees who are not “interested” persons of the Funds, TAM or TCI (“the Independent Destination Trustees”), approved the Reorganizations. The Board also determined that the Reorganizations are in the best interests of the Destination Funds and that the interests of the Destination Funds’ shareholders will not be diluted as a result of the Reorganizations.

Who Bears the Expenses Associated with the Reorganizations?

It is anticipated that the total cost of preparing, printing and mailing this Information Statement/Prospectus will be approximately $875,000. This cost will be shared equally by TAM, on the one hand, and, subject to certain limitations, the Target Funds and Destination Funds (and ultimately the shareholders of the Target Funds and Destination Funds), on the other. The share of the cost that is borne by the Funds will be allocated among the Funds in each Reorganization group on the basis of certain benefits resulting from the Reorganizations. This allocation may result in TAM bearing in excess of 50% of the cost of a Reorganization group, but in no event will the Funds’ share exceed 50% of such cost.

What are the Federal Income Tax Consequences of the Reorganizations?

As a condition to the closing of each Reorganization, the applicable Target Fund and corresponding Destination Fund must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor in general your Target Fund will recognize gain or loss as a direct result of the Reorganization of your Target Fund, and that the aggregate tax basis of the Destination Fund shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. However, each Target Fund will declare and pay a distribution of its realized net capital gains, if any, its undistributed investment company taxable income (computed without regard to the dividends-paid deduction), if any, and its net tax-exempt income, if any, for the taxable year ending (or as though it were ending) on the Closing Date, to its shareholders shortly before the applicable Reorganization. If you hold shares in a Target Fund when it makes such a distribution, the distribution may affect the amount, timing and character of taxable income that you realize in respect of your Target Fund shares. For more information, see “Tax Status of the Reorganizations” on page 150 of this Information Statement/Prospectus.

GROUP 1 REORGANIZATIONS

TRANSAMERICA PREMIER BALANCED FUND

TRANSAMERICA VALUE BALANCED
(each, a “Target Fund” and together, the “Target Funds”)

AND

TRANSAMERICA BALANCED
(the “Destination Fund”)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A and the Portfolio Management Discussion attached as Exhibit B, because they contain details that are not in the summary.

In each Reorganization, the Target Fund will be reorganized into the Destination Fund, with that Target Fund receiving shares of the corresponding class of the Destination Fund as shown in the following table:

Target Fund & Shares	Destination Fund & Shares

Transamerica Premier Balanced Fund Investor Class	Transamerica Balanced Class P
Transamerica Value Balanced	Transamerica Balanced
Class A Class B Class C	Class A Class B Class C

The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.

The Target Funds and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment objectives, principal investment strategies and policies and related risks. The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information applies to both the Destination Fund and the applicable Target Fund.

Comparison of Transamerica Premier Balanced Fund to Transamerica Balanced

	Transamerica Premier Balanced Fund	Transamerica Balanced

Investment Objective	The Fund seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.	The objective of the Fund is to seek long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Principal Investment Strategies and Policies	The Fund’s sub- adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve the Fund’s objective by investing primarily in common stocks and bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the Fund to be flexible in managing the Fund’s assets. At times, TIM may shift portions held in bonds and stocks	TIM seeks to achieve the Fund’s objective by investing primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the Fund to be flexible in managing the Fund’s assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all

Transamerica Premier Balanced Fund	Transamerica Balanced

according to business and investment conditions. However, at all times, the Fund will hold at least 25% of its assets in non-convertible fixed-income securities.

To achieve its goal, TIM invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed- income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom- up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The Fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.	times the Fund will hold at least 25% of its assets in non-convertible fixed- income securities.

To achieve its goal, TIM invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed- income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom- up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The Fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments. TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting cash flows and determining earning potential and valuation, TIM uses multiple factors such as:	Equity Investments. TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

• the quality of the management team	• the quality of the management team
• the company’s ability to earn returns on capital in excess of the cost of capital	• the company’s ability to earn returns on capital in excess of the cost of capital
• competitive barriers to entry	• competitive barriers to entry
• the financial condition of the company	• the financial condition of the company

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.	TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments. TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies	Fixed-Income Investments. TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under

	Transamerica Premier Balanced Fund	Transamerica Balanced

issuing bonds under consideration for the Fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.
consideration for the Fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The Fund may invest in mortgage-backed securities and lower-rated bonds. The Fund may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The Fund may invest in mortgage-backed securities and lower-rated bonds. The Fund may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Investment Adviser	TAM

Sub-Adviser	TIM

Portfolio Managers	Gary U. Rollé, CFA
Portfolio Manager (lead- equity)
Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.

Transamerica Premier Balanced Fund	Transamerica Balanced

Greg D. Haendel, CFA
Portfolio Manager (lead- fixed income)
Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

Derek S. Brown, CFA
Portfolio Manager (co-fixed income)
Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Edward S. Han
Portfolio Manager (co- equity)
Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

John J. Huber, CFA
Portfolio Manager (co- equity)
John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

Peter O. Lopez
Portfolio Manager (co-fixed income)
Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub- advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from the University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

	Transamerica Premier Balanced Fund	Transamerica Balanced

	Erik U. Rollé
Portfolio Manager (co- equity)
	Erik U. Rollé is a Securities Analyst and Co-Portfolio Manager at TIM. He co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rollé worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rollé has 6 years of investment experience.

Brian W. Westhoff, CFA
Portfolio Manager (co-fixed income)
	Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

	The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Business	A diversified open-end investment management company organized as a series of Transamerica Premier Funds, a Maryland corporation.	A diversified open-end investment management company organized as a series of Transamerica Funds, a Delaware statutory trust.

Net Assets (as of June 30, 2009)	$283,228,011	$91,211,291

Classes of Shares, Fees and Expenses

Transamerica Premier Balanced Fund	Transamerica Balanced

Sales Charges and Fees	Investor Class shares are offered without an initial sales charge.

Investor Class shares are not subject to a contingent deferred sales charge.

Investor Class shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily	Class P shares are offered without an initial sales charge. Class P shares are available only to former investors in Investor Class shares of Transamerica Premier Funds.

Class P shares are not subject to a contingent deferred sales charge.

Class P shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service

	Transamerica Premier Balanced Fund	Transamerica Balanced

	net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.	shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.

Advisory Fees	TAM is entitled to receive an advisory fee based on an annual rate of the Fund’s average daily net assets:	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

	• 0.75% for the first $1 billion;	• 0.75% for the first $500 million of assets;

	• 0.72% of the next $1 billion; and	• 0.65% for assets over $500 million and up to $1 billion; and

	• 0.70% of assets in excess of $2 billion.	• 0.60% for assets over $1 billion.*

	For the fiscal year ended December 31, 2008, the Fund paid advisory fees of 0.58% of the Fund’s average daily net assets.	For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.80% of the Fund’s average daily net assets.

Fee Waiver and Expense Limitations	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.10%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.10% (other than interest, taxes, brokerage commissions and extraordinary expenses).	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.10% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section

*	The fee structure shown is the revised fee structure that will be implemented at the time of the Reorganization. The current fee structure is 0.80% for the first $250 million of assets, 0.75% for assets over $250 million and up to $500 million, 0.70% for assets over $500 million and up to $1.5 billion, and 0.625% for assets over $1.5 billion.

Comparison of Transamerica Valued Balanced to Transamerica Balanced

	Transamerica Value Balanced	Transamerica Balanced

Investment Objective	The objective of the Fund is preservation of capital and competitive investment returns.	The objective of the Fund is to seek long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

Principal Investment Strategies and Policies	TIM seeks to achieve the Fund’s objective by investing Fund assets principally in:

•   domestic equities whose market capitalization generally exceeds $3 billion

• debt obligations of U.S. and foreign issuers, some of which will be convertible into common stocks

• U.S. Treasury bonds, notes and bills

• money market instruments

• mortgage-backed and asset-backed securities

To achieve its goal the Fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed- income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom- up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The Fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Although the Fund will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then seek to protect itself in falling	TIM seeks to achieve the Fund’s objective by investing primarily in common stocks and high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the Fund to be flexible in managing the Fund’s assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the Fund will hold at least 25% of its assets in non-convertible fixed- income securities.

To achieve its goal, TIM invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed- income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

TIM uses a “bottom- up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The Fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments. TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term, above-average rate of return. In projecting free cash flows and determining earnings potential and

Transamerica Value Balanced	Transamerica Balanced

stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However at all times the Fund will hold at least 25% of its assets in non- convertible fixed-income securities.

Equity Investments.    TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term, above-average rate of return. In projecting free cash flows and determining earnings potential and valuation, TIM uses multiple factors such as:

•   the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments.  TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the Fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The Fund may invest in mortgage-backed securities and lower-rated bonds. The Fund may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.
valuation, TIM uses multiple factors such as:

•   the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments.  TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the Fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at what TIM considers to be the best available prices.

The Fund may invest in mortgage-backed securities and lower-rated bonds. The Fund may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund

	Transamerica Value Balanced	Transamerica Balanced

	The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.	has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Investment Adviser	TAM

Sub-Adviser	TIM

Portfolio Managers	Greg D. Haendel, CFA Derek S. Brown, CFA Brian W. Westhoff, CFA The biographical information for these portfolio managers is provided above.	Gary U. Rollé, CFA Greg D. Haendel, CFA Derek S. Brown, CFA Edward S. Han John J. Huber, CFA Peter O. Lopez Erik U. Rollé Brian W. Westhoff, CFA

Scott L. Dinsdale, CFA
Portfolio Manager (co- equity)
 Scott L. Dinsdale is a Senior Securities Analyst at TIM. He re-joined TIM in 2005 after previously serving as a Fixed Income Analyst from 1999-2000. Mr. Dinsdale was a Portfolio Manager and Analyst in the High Yield and Convertible Securities group at Pacific Life Insurance Company and previously worked as a Director at Standard and Poor’s Ratings Group. He holds an M.B.A. in Finance and International Business from the Stern School of Business at New York University and received a B.A. in Business Administration from San Diego State University. Mr. Dinsdale has earned the right to use the Chartered Financial Analyst designation and has 20 years of investment experience.

The biographical information for these portfolio managers is provided above.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Kirk R. Feldhus Portfolio Manager (co- equity) Kirk R. Feldhus is a Securities Analyst at TIM. He co-manages institutional and retail

	Transamerica Value Balanced	Transamerica Balanced

portfolios for the diversified equity and all-cap value strategies. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Feldhus served as vice president at Crystal Cove Capital. He has worked as a research associate at Bank of America Securities and as a management consultant at Ernst & Young. He holds an M.B.A. from the Marshall School at the University of Southern California and earned a B.S. from Colorado State University. Mr. Feldhus has 9 years of investment experience.

	The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Business	A diversified open-end investment management company organized as a series of Transamerica Funds, a Delaware statutory trust.

Net Assets (as of June 30, 2009)	$26,032,389	$91,211,291

Classes of Shares, Fees and Expenses

	Transamerica Value Balanced	Transamerica Balanced

Sales Charges and Fees	Class A shares are subject to a maximum initial sales charge of 5.50%. Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge for 24 months after purchase. Class B shares are subject to a maximum deferred sales charge of 5.00%, which declines during the first 5 years of purchase (5%-1st year; 4%- 2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

Class C shares are subject to maximum deferred sales charge of 1.00% if redeemed during the first 12 months of purchase.

Class A shares, Class B shares and Class C shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.35% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares.

Advisory Fees	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a

	Transamerica Value Balanced	Transamerica Balanced

	specified percentage of the Fund’s average daily net assets):	specified percentage of the Fund’s average daily net assets):

	• 0.75% for the first $500 million of assets;	• 0.75% for the first $500 million of assets;

	• 0.65% for assets over $500 million and up to $1 billion; and	• 0.65% for assets over $500 million and up to $1 billion; and

	• 0.60% for assets over $1 billion. For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.75% of the Fund’s average daily net assets.	• 0.60% for assets over $1 billion.* For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.80% of the Fund’s average daily net assets.

Fee Waiver and Expense Limitations	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses. The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.	Contractual arrangements have been made with TAM, through March 1, 2011, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.45%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%, excluding 12b-1 fees and extraordinary expenses.

Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section.

*	The fee structure shown is the revised fee structure that will be implemented at the time of the Reorganization. The current fee structure is 0.80% for the first $250 million of assets, 0.75% for assets over $250 million and up to $500 million, 0.70% for assets over $500 million and up to $1.5 billion, and 0.625% for assets over $1.5 billion.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed-income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Sub-Adviser may not make use of derivatives for a variety of reasons.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Foreign Securities. Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

•	Currency. When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	High-Yield Debt Securities. High-yield debt securities, or junk bonds, are securities which are rated below “investment grade” or, if unrated, are considered by the Sub-Adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund’s Sub-Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Transamerica Premier Balanced Fund and Transamerica Balanced are subject to the following additional principal risk:

•	Growth Stocks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Transamerica Value Balanced is subject to the following additional principal risk:

•	Emerging Markets. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Investor Class of Transamerica Premier Balanced Fund, Class A of Transamerica Value Balanced, and Class A of Transamerica Balanced has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Fund’s applicable class of shares for different periods compare to the returns of one or more broad measures of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. Transamerica Value Balanced Fund’s Class B and Class C shares and the Class B, Class C and Class P shares of Transamerica Balanced will have different performance from that shown in the bar charts below because they have different expenses than the share classes shown. No performance information is presented for the Class P shares of Transamerica Balanced because Class P shares are newly offered. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number, 1-888-233-4339, or by visiting the Funds’ website at www.transamericafunds.com (select either “Transamerica Premier Funds” or “Transamerica Funds” for the Target Funds and “Transamerica Funds” for the Destination Fund)).

Transamerica Premier Balanced Fund Annual Returns — Investor Class Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	14.63%	Quarter ended:	12/31/1999
Lowest:	(17.27)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 8.29%.

Transamerica Premier Balanced Fund Average Annual Total Returns
(for periods ended 12/31/2008) (1)

			10 Years or
Transamerica Premier Balanced Fund	1 Year	5 Years	Life of Fund

Investor Class — Return before Taxes	(33.27)%	(0.51)%	2.69%
Investor Class — Return after taxes on distributions(2)	(34.01)%	(1.03)%	1.78%
Investor Class — Return after taxes on distributions and sale of fund shares(2)	(20.95)%	(0.44)%	2.01%
S&P 500 Index(3)	(37.00)%	(2.19)%	(1.38)%
Barclays Capital U.S. Aggregate Index (“BCUSA Index”)(4)	5.24%	4.65%	5.63%
Barclays U.S. Government/Credit Bond Index(5)	5.70%	4.64%	5.64%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3)	The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

(4)	The BCUSA Index (formerly, Lehman Brothers U.S. Aggregate Index) is a broad-based market index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

(5)	The Barclays Capital U.S. Government/Credit Bond Index (formerly, Lehman Brothers U.S. Government/Credit Bond Index), is a broad-based, unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. This index served as the Fund’s secondary benchmark prior to January 1, 2009. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Value Balanced Annual Returns — Class A
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	12.90%	Quarter ended:	6/30/2003
Lowest:	(16.08)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 4.42%.

Transamerica Value Balanced Average Annual Total Returns
(for periods ended 12/31/2008)(1)

			10 Years or
			Life of
Transamerica Value Balanced	1 Year	5 Years	Fund(2)

Class A
Return before taxes	(35.32)%	(2.21)%	0.05%
Return after taxes on distributions(3)	(35.89)%	(3.06)%	(0.97)%
Return after taxes on distributions and sale of fund shares(3)	(22.82)%	(1.77)%	(0.24)%
Class B (Return before Taxes Only)	(35.43)%	(1.92)%	0.07%
Class C (Return before Taxes Only)	(32.68)%	(1.71)%	2.08%
Russell 1000® Value Index(4)(5)	(36.85)%	(0.79)%	1.36%
BCUSA Index(5)	5.24%	4.65%	5.63%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account. After-tax returns are presented for only one class and returns for other classes will vary.

(2)	Class A and Class B commenced operations on October 1, 1995. Class C commenced operations on November 11, 2002.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)	The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Balanced Annual Returns — Class A
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	14.82%	Quarter ended:	12/31/1999
Lowest:	(16.46)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 8.80%.

Transamerica Balanced Average Annual Total Returns
(for periods ended 12/31/2008)(1)

			10 Years or
			Life of
Transamerica Balanced	1 Year	5 Years	Fund(2)

Class A
Return Before Taxes	(36.41)%	(1.95)%	0.66%
Return after taxes on distributions(3)	(37.30)%	(2.43)%	0.07%
Return after taxes on distributions and sale of fund shares(3)	(22.78)%	(1.69)%	0.35%
Class B (Return before Taxes Only)	(36.29)%	(1.59)%	0.72%
Class C (Return before Taxes Only)	(33.73)%	(1.39)%	0.62%
S&P 500 Index(4)	(37.00)%	(2.19)%	(1.38)%
BCUSA Index(4)	5.24%	4.65%	5.63%
Barclays Capital U.S. Government/Credit Bond Index(4)(5)	5.70%	4.64%	5.64%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account. After-tax returns are presented for only one class and returns for other classes will vary.

(2)	Class A commenced operations on December 2, 1994. Class B commenced operations on October 1, 1995. Class C commenced operations on November 11, 2002.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

(5)	This index served as one of the fund’s benchmarks prior to January 1, 2009, at which time it was replaced with the BCUSA Index. This benchmark index change was made to more accurately reflect the principal strategies and policies of the fund.

Note:	Prior to May 28, 2004, a different sub-adviser managed Transamerica Balanced, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

The portfolio management discussion of each Fund’s performance for its last fiscal year is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of the Target Funds and the Destination Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2009. The tables also show the pro forma expenses of the combined Destination Fund after giving effect both to each Reorganization and to all Group 1 Reorganizations based on pro forma net assets as of April 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

Assuming only the Transamerica Premier Balanced Fund Reorganization:

	Transamerica		Combined
	Premier		Transamerica
	Balanced	Transamerica	Balanced
	Fund	Balanced	(Pro Forma)
	Investor Class	Class P(a)	Class P

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or redemption proceeds, whichever is lower)	N/A	N/A	N/A

	Transamerica			Combined
	Premier			Transamerica
	Balanced		Transamerica	Balanced
	Fund		Balanced	(Pro Forma)
	Investor Class		Class P	Class P

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.71%		N/A	0.75%
Rule 12b-1 Fees	0.25%		N/A	0.25%
Other Expenses	0.30%		N/A	0.30%
Total	1.26%		N/A	1.30%
Expense Reduction	0.16	%(c)	N/A	0.20	%(d)
Net Operating Expenses	1.10%		N/A	1.10%

(a)	Because Class P of Transamerica Balanced is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(c)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.10%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.10% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(d)	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the combined Fund’s net expenses to 1.10% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

Assuming only the Transamerica Value Balanced Reorganization:

					Combined					Combined
					Transamerica	Transamerica				Transamerica
	Transamerica		Transamerica		Balanced	Value		Transamerica		Balanced
	Value Balanced		Balanced		(Pro Forma)	Balanced		Balanced		(Pro Forma)
	Class A		Class A		Class A	Class B		Class B		Class B

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%		5.50%		5.50%	N/A		N/A		N/A
Maximum deferred sales charge (load) (as a % of offering price or redemption proceeds, whichever is lower)	N/A	(a)	N/A	(a)	N/A (a)	5.00	%(b)	5.00	%(b)	5.00	%(b)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(c)
Management Fees	0.75%		0.80%		0.75%	0.75%		0.80%		0.75%
Rule 12b-1 Fees	0.35%		0.35%		0.35%	1.00%		1.00%		1.00%
Other Expenses	0.57%		0.45%		0.46%	0.67%		0.45%		0.48%
Total	1.67%		1.60%		1.56%	2.42%		2.25%		2.23%
Expense Reduction	0.12	%(d)	0.00	%(e)	0.00 (f)	0.22	%(d)	0.00	%(e)	0.00	%(f)
Net Operating Expenses	1.55%		1.60%		1.56%	2.20%		2.25%		2.23%

					Combined
	Transamerica				Transamerica
	Value		Transamerica		Balanced
	Balanced		Balanced		(Pro Forma)
	Class C		Class C		Class C

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price or redemption proceeds, whichever is lower)	1.00	%(g)	1.00	%(g)	1.00	%(g)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(c)
Management Fees	0.75%		0.80%		0.75%
Rule 12b-1 Fees	1.00%		1.00%		1.00%
Other Expenses	0.47%		0.35%		0.35%
Total	2.22%		2.15%		2.10%
Expense Reduction	0.02	%(d)	0.00	%(e)	0.00	%(f)
Net Operating Expenses	2.20%		2.15%		2.10%

(a)	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.

(b)	Purchases of Class B shares are subject to declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

(c)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(d)	Contractual arrangements have been made TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses. The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

(e)	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse fund expenses to the extent that the Fund’s total expenses exceed 1.45%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%, excluding 12b-1 fees and extraordinary expenses.

(f)	Contractual arrangements have been made with TAM, through March 1, 2011, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.45%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%, excluding 12b-1 fees and extraordinary expenses.

(g)	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

Assuming both Group 1 Reorganizations:

				Combined						Combined
	Transamerica			Transamerica		Transamerica				Transamerica
	Premier		Transamerica	Balanced		Value		Transamerica		Balanced
	Balanced Fund		Balanced	(Pro Forma)		Balanced		Balanced		(Pro Forma)
	Investor Class		Class P(a)	Class P		Class A		Class A		Class A

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A		5.50%		5.50%		5.50%
Maximum deferred sales charge (load) (as a % of offering price or redemption proceeds, whichever is lower)	N/A		N/A	N/A		N/A	(b)	N/A	(b)	N/A	(b)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(c)
Management Fees	0.71%		N/A	0.75%		0.75%		0.80%		0.75%
Rule 12b-1 Fees	0.25%		N/A	0.25%		0.35%		0.35%		0.35%
Other Expenses	0.30%		N/A	0.30%		0.57%		0.45%		0.43%
Total	1.26%		N/A	1.30%		1.67%		1.60%		1.53%
Expense Reduction	0.16	%(d)	N/A	0.20	%(e)	0.12	%(f)	0.00	%(g)	0.00	%(h)
Net Operating Expenses	1.10%		N/A	1.10%		1.55%		1.60%		1.53%

					Combined						Combined
	Transamerica				Transamerica		Transamerica				Transamerica
	Value		Transamerica		Balanced		Value		Transamerica		Balanced
	Balanced		Balanced		(Pro Forma)		Balanced		Balanced		(Pro Forma)
	Class B		Class B		Class B		Class C		Class C		Class C

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A		N/A		None		None		None
Maximum deferred sales charge (load) (as a % of offering price or redemption proceeds, whichever is lower)	5.00	%(i)	5.00	%(i)	5.00	%(i)	1.00	%(j)	1.00	%(j)	1.00	%(j)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(c)
Management Fees	0.75%		0.80%		0.75%		0.75%		0.80%		0.75%
Rule 12b-1 Fees	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
Other Expenses	0.67%		0.45%		0.45%		0.47%		0.35%		0.32%
Total	2.42%		2.25%		2.20%		2.22%		2.15%		2.07%
Expense Reduction	0.22	%(f)	0.00	%(g)	0.00	%(h)	0.02	%(f)	0.00	%(g)	0.00	%(h)
Net Operating Expenses	2.20%		2.25%		2.20%		2.20%		2.15%		2.07%

(a)	Because Class P of Transamerica Balanced is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.

(c)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(d)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.10%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.10% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(e)	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the combined Fund’s net expenses to 1.10% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

(f)	Contractual arrangements have been made TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses. The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

(g)	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse fund expenses to the extent that the Fund’s total expenses exceed 1.45%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%, excluding 12b-1 fees and extraordinary expenses.

(h)	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.45%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.45%, excluding 12b-1 fees and extraordinary expenses.

(i)	Purchases of Class B shares are subject to declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

(j)	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

The hypothetical examples below help you compare the cost of investing in each Fund. Each example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses remain the same.

Each example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not, except where indicated for Class B and Class C shares. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and do not represent the Funds’ actual expenses or returns, either past or future. Because actual return and expenses will be different, the examples are for comparison only.

Assuming only the Transamerica Premier Balanced Fund Reorganization:

If the shares are redeemed at the end of each period:

		Combined
	Transamerica	Transamerica
Number of Years	Premier Balanced	Balanced
You Own Your Shares	Fund	(Pro Forma)

Investor Class/Class P
Year 1	$112	$112
Year 3	$384	$392
Year 5	$676	$694
Year 10	$1,509	$1,550

Assuming only the Transamerica Value Balanced Reorganization:

If the shares are redeemed at the end of each period:

			Combined
			Transamerica
Number of Years	Transamerica	Transamerica	Balanced
You Own Your Shares	Value Balanced	Balanced	(Pro Forma)

Class A
Year 1	$699	$703	$700
Year 3	$1,036	$1,024	$1,016
Year 5	$1,397	$1,368	$1,353
Year 10	$2,408	$2,335	$2,304
Class B*
Year 1	$723	$728	$726
Year 3	$1,034	$1,003	$997
Year 5	$1,371	$1,305	$1,295
Year 10	$2,554	$2,419	$2,396
Class C
Year 1	$323	$317	$313
Year 3	$692	$670	$658
Year 5	$1,188	$1,149	$1,129
Year 10	$2,553	$2,472	$2,431

If the shares are not redeemed:

			Combined
			Transamerica
Number of Years	Transamerica	Transamerica	Balanced
You Own Your Shares	Value Balanced	Balanced	(Pro Forma)

Class B*
Year 1	$223	$228	$226
Year 3	$734	$703	$697
Year 5	$1,271	$1,205	$1,195
Year 10	$2,554	$2,419	$2,396
Class C
Year 1	$223	$217	$213
Year 3	$692	$670	$658
Year 5	$1,188	$1,149	$1,129
Year 10	$2,553	$2,472	$2,431

*	Examples for Class B shares assume conversion to Class A shares 8 years after purchase.

Assuming both Group 1 Reorganizations:

If the shares are redeemed at the end of each period:

				Combined
	Transamerica			Transamerica
Number of Years	Premier Balanced	Transamerica	Transamerica	Balanced
You Own Your Shares	Fund	Value Balanced	Balanced	(Pro Forma)

Class A
Year 1	N/A	$699	$703	$697
Year 3	N/A	$1,036	$1,024	$1,007
Year 5	N/A	$1,397	$1,368	$1,338
Year 10	N/A	$2,408	$2,335	$2,273
Class B*
Year 1	N/A	$723	$728	$723
Year 3	N/A	$1,034	$1,003	$988
Year 5	N/A	$1,371	$1,305	$1,280
Year 10	N/A	$2,554	$2,419	$2,365
Class C
Year 1	N/A	$323	$317	$310
Year 3	N/A	$692	$670	$649
Year 5	N/A	$1,188	$1,149	$1,114
Year 10	N/A	$2,553	$2,472	$2,400
Investor Class/Class P
Year 1	$112	N/A	N/A	$112
Year 3	$384	N/A	N/A	$392
Year 5	$676	N/A	N/A	$694
Year 10	$1,509	N/A	N/A	$1,550

If the shares are not redeemed:

			Combined
			Transamerica
Number of Years	Transamerica	Transamerica	Balanced
You Own Your Shares	Value Balanced	Balanced	(Pro Forma)

Class B*
Year 1	$223	$228	$226
Year 3	$734	$703	$697
Year 5	$1,271	$1,205	$1,195
Year 10	$2,554	$2,419	$2,396
Class C
Year 1	$223	$217	$213
Year 3	$692	$670	$658
Year 5	$1,188	$1,149	$1,129
Year 10	$2,553	$2,472	$2,431

*	Examples for Class B shares assume conversion to Class A shares 8 years after purchase.

REASONS FOR THE PROPOSED REORGANIZATIONS

The Board of each Target Fund, including its Independent Directors, have unanimously determined that the proposed Reorganization would be in the best interests of each Target Fund and would not dilute the interests of the existing shareholders of each Target Fund. The Board of the Destination Fund, including the Independent Trustees, have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. The Board Members considered the potential impact of the proposed Reorganization on each Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of each Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having multiple funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than each Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	For Transamerica Value Balanced, the Board Members considered that the pro forma gross expense ratios of the combined Destination Fund are expected to be lower for the Class A, Class B and Class C shares of the combined Destination Fund as compared to the corresponding class of shares of Transamerica Value Balanced.

•	For Transamerica Premier Balanced Fund, the Board Members considered that the pro forma gross expense ratio of the combined Destination Fund is expected to be higher for the combined Destination Fund’s Class P shares than as compared to the corresponding class of shares of Transamerica Premier Balanced Fund. The Board Members also considered that TAM’s expectation that gross expense levels would remain generally the same for the combined Destination Fund’s Class P shares and that TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total operating expenses of Class P of the Destination Fund exceed certain operating expense levels. The Board Members considered that TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total operating expenses of Class A, Class B or Class C of the Destination Fund exceed certain operating expense levels. The Board Members noted that the fees and net expenses of the Target Fund are lower than those of the Destination Fund. The Board Members further noted that the predecessor adviser to the Target Fund had kept fees and expenses low in an attempt to attract assets. Management determined that this business strategy is not economically viable in the long run and, thus, recommends the proposed Reorganization. After taking into consideration these factors, as well as the other factors discussed herein, the Board Members determined that the proposed Reorganization would be in the best interests of the Target Fund.

•	The Board Members considered that TAM agreed to lower its advisory fee for the Destination Fund.

•	The Board Members considered that, given the expected costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Funds and the Destination Fund.

Investment Performance

•	The Board Members noted that the Destination Fund’s performance was higher than the performance of Transamerica Value Balanced for the 1-, 3-, 5- and 10-year periods ended February 28, 2009. The Board Members also noted that the Destination Fund’s performance was higher than the performance of Transamerica Premier Balanced Fund for the 1-year and 3-year periods ended February 28, 2009. However, the Board Members also noted that the performance of Transamerica Premier Balanced Fund was higher than the Destination Fund’s performance for the 5- and 10-year periods ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objectives and policies of the Destination Fund and their compatibility with those of each Target Fund.

•	The Board Members considered that TAM is the adviser and TIM is the sub-adviser to each Target Fund and the Destination Fund.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Funds may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of April 30, 2009, all securities held by each Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following tables set forth the capitalization of each Target Fund and the Destination Fund as of August 7, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between August 7, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

Assuming only the Transamerica Premier Balanced Fund Reorganization:

	Transamerica		Transamerica	Pro Forma
	Premier Balanced	Transamerica	Balanced Pro Forma	Transamerica
	Fund	Balanced	Adjustments	Balanced

Net Assets (000’s)
Class A	—	$58,573		$58,573
Class B	—	$19,665		$19,665
Class C	—	$17,246		$17,246
Class P	—	—	$302,648	$302,648
Investor Class(1)	$302,648	—	$(302,648)	—
Net Asset Value Per Share
Class A	—	$17.37		$17.37
Class B	—	$17.28		$17.28
Class C	—	$17.20		$17.20
Class P	—	—	$19.66	$19.66
Investor Class(1)	$19.66	—	$(19.66)	—
Shares Outstanding (000’s)
Class A	—	3,373		3,373
Class B	—	1,138		1,138
Class C	—	1,002		1,002
Class P	—	—	15,392	15,392
Investor Class(1)	15,392	—	(15,392)	—

(1)	Investor Class shares of Transamerica Premier Balanced Fund will receive Class P shares of the Destination Fund following the Reorganization.

Assuming only the Transamerica Value Balanced Reorganization:

			Transamerica
			Balanced	Pro Forma
	Transamerica	Transamerica	Pro Forma	Transamerica
	Value Balanced	Balanced	Adjustments	Balanced

Net Assets (000’s)
Class A	$18,110	$58,573		$76,683
Class B	$4,150	$19,665		$23,815
Class C	$5,204	$17,246		$22,450
Net Asset Value Per Share
Class A	$9.49	$17.37	$(9.49)	$17.37
Class B	$9.47	$17.28	$(9.47)	$17.28
Class C	$9.46	$17.20	$(9.46)	$17.20
Shares Outstanding (000’s)
Class A	1,907	3,373	(865)	4,415
Class B	438	1,138	(198)	1,378
Class C	550	1,002	(248)	1,304

Assuming both Group 1 Reorganizations:

	Transamerica	Transamerica		Transamerica	Pro Forma
	Premier	Value	Transamerica	Balanced Pro	Transamerica
	Balanced Fund	Balanced	Balanced	Forma Adjustments	Balanced

Net Assets (000’s)
Class A	—	$18,110	$58,573		$76,683
Class B	—	$4,150	$19,665		$23,815
Class C	—	$5,204	$17,246		$22,450
Class P/Investor Class(1)	$302,648	—	—		$302,648
Net Asset Value Per Share
Class A	—	$9.49	$17.37	$(9.49)	$17.37
Class B	—	$9.47	$17.28	$(9.47)	$17.28
Class C	—	$9.46	$17.20	$(9.46)	$17.20
Class P/Investor Class(1)	$19.66	—	—		$19.66
Shares Outstanding (000’s)
Class A	—	1,907	3,373	(865)	4,415
Class B	—	438	1,138	(198)	1,378
Class C	—	550	1,002	(247)	1,305
Class P/Investor Class(1)	15,392	—	—		15,392

(1)	Investor Class shares of Transamerica Premier Balanced Fund will receive Class P shares of the Destination Fund following the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and its Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of the Group 6 Reorganization.

GROUP 2 REORGANIZATIONS

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

TRANSAMERICA SCIENCE & TECHNOLOGY

TRANSAMERICA TEMPLETON GLOBAL
(each, a “Target Fund” and together, the “Target Funds”)

AND

TRANSAMERICA DIVERSIFIED EQUITY
(the “Destination Fund”)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A and the Portfolio Management Discussion attached as Exhibit B, because they contain details that are not in the summary.

In each Reorganization, the Target Fund will be reorganized into the Destination Fund, with that Target Fund receiving shares of the corresponding class of the Destination Fund as shown in the following table:

Target Fund & Shares	Destination Fund & Shares

Transamerica Premier Diversified Equity Fund Investor Class	Transamerica Diversified Equity* Class P
Transamerica Premier Institutional Diversified Equity Fund Institutional Class	Transamerica Diversified Equity* Class I
Transamerica Science & Technology	Transamerica Diversified Equity*
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I
Transamerica Templeton Global	Transamerica Diversified Equity*
Class A	Class A
Class B	Class B
Class C	Class C

*	A newly-organized fund.

The consummation of one Reorganization is not contingent on the consummation of any other Reorganization.

As explained below, Transamerica Diversified Equity will have substantially similar investment objectives and principal investment strategies and policies to those of Transamerica Premier Diversified Equity Fund. In addition, it should be noted that Templeton Investment Counsel, LLC (“Templeton”), which currently sub-advises Transamerica Templeton Global along with Transamerica Investment Management, LLC (“TIM”), will not have a sub-advisory relationship with the Destination Fund following the Reorganization.

The Target Funds and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”). The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information applies to both the Destination Fund and the applicable Target Fund.

Comparison of Transamerica Premier Diversified Equity Fund and Transamerica Premier Institutional
Diversified Equity Fund to Transamerica Diversified Equity

Transamerica Premier
	Transamerica Premier	Institutional	Transamerica
	Diversified	Diversified	Diversified
	Equity Fund	Equity Fund	Equity

Investment Objective	The Fund seeks to maximize capital appreciation.
Principal Investment Strategies and Policies	The Fund’s sub-adviser, TIM, generally invests at least 80% of the Fund’s assets in a diversified portfolio of domestic equity securities. TIM uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The Fund typically limits its holdings to fewer than 60 companies.
TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the Fund’s portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.
In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

• the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

To achieve the Fund’s goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.
Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
The Fund may invest its assets in cash, cash equivalent securities or short-term securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Investment Adviser	TAM

Sub-Adviser	TIM

Portfolio Managers	Gary U. Rollé, CFA
Portfolio Manager (lead)
Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.
Gary U. Rollé, CFA
Kirk R. Feldhus
Thomas E. Larkin III
John D. Lawrence CFA
Peter O. Lopez

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier
Transamerica Premier	Institutional	Transamerica
Diversified	Diversified	Diversified
Equity Fund	Equity Fund	Equity

Geoffrey I. Edelstein, CFA, CIC
Portfolio Manager (co)
Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM’s private separate accounts and sub-advised funds in the Equity disciplines. Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997, and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors’ of the Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children’s agency in California. Mr. Edelstein has 17 years of investment experience.

Kirk R. Feldhus
Portfolio Manager (co)
Kirk R. Feldhus is a Securities Analyst at TIM. He co-manages institutional and retail portfolios for the diversified equity and all-cap value strategies. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Feldhus served as Vice President at Crystal Cove Capital. He has worked as a research associate at Bank of America Securities and as a management consultant at Ernst & Young. He holds an M.B.A. from The Marshall School at the University of Southern California and earned a B.S. from Colorado State University. Mr. Feldhus has 9 years of investment experience.

Thomas E. Larkin, III
Portfolio Manager (co)
Mr. Larkin co-manages institutional and retail portfolios in the diversified equity strategy. In addition, his senior securities analyst responsibilities include covering the producer durables, autos and transportation, and the materials and processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Larkin interned with Morgan Stanley in the Private Wealth Management Division and with Trust Company of the West as an analyst with their Worldwide Opportunities Emerging Markets Fund. He earned a B.A. in Economics from Duke University. Mr. Larkin is currently a CFA Level I candidate and has 8 years of investment experience.

Transamerica Premier
	Transamerica Premier	Institutional	Transamerica
	Diversified	Diversified	Diversified
	Equity Fund	Equity Fund	Equity

John D. Lawrence, CFA
Portfolio Manager (co)
John D. Lawrence is a Portfolio Manager at TIM. He has portfolio management responsibilities on sub-advised funds and institutional separate accounts in the Growth Equity discipline. Mr. Lawrence’s analyst responsibilities include covering the Energy, Consumer Discretionary and the Utilities sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Lawrence was a Research Associate at Credit Suisse First Boston and an Assistant Vice President at Sanders Morris Harris. He holds an M.B.A. from University of California, Los Angeles and a B.A. from Rice University. Mr. Lawrence has earned the right to use the Chartered Financial Analyst designation and has 8 years of investment experience.

Peter O. Lopez
Portfolio Manager (co)
Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as a Senior Fixed Income Analyst for Transamerica Investment Services, Inc. from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 18 years of investment experience.

Each Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Business	A diversified open-end investment management company organized as a series of Transamerica Premier Funds, a Maryland corporation.		A diversified open-end investment management company organized as a series of Transamerica Funds, a Delaware statutory trust.
Net Assets (as of June 30, 2009)	$225,928,512	$1,785,602	N/A

Classes of Shares, Fees and Expenses

Transamerica Premier
	Transamerica Premier	Institutional Diversified	Transamerica
	Diversified Equity Fund	Equity Fund	Diversified Equity

Sales Charges and Fees	Investor Class shares are offered without an initial sales charge.

Investor Class shares are not subject to a contingent deferred sales charge.

Investor Class shares pay a distribution and service (12b- 1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non- distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.	Institutional Class shares are offered without an initial sales charge.

Institutional Class shares are not subject to a contingent deferred sales charge.

Institutional Class shares are not subject to distribution and service (12b-1) fees.	Class P shares are offered without an initial sales charge. Class P shares are available only to former investors in Investor Class shares of Transamerica Premier Funds.

Class P shares are not subject to a contingent deferred sales charge.

Class P shares pay a distribution and service (12b- 1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non- distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.

Class I shares are offered without an initial sales charge.

Class I shares are not subject to a contingent deferred sales charge.

Class I shares are not subject to distribution and service (12b-1) fees.

Advisory Fees	TAM is entitled to receive an advisory fee based on an annual rate of the Fund’s average daily net assets: • 0.75% for the first $1 billion of assets;	TAM is entitled to receive an advisory fee based on an annual rate of 0.73% of the Fund’s average daily net assets. The advisory fee is accrued daily and paid monthly.	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s

Transamerica Premier
	Transamerica Premier	Institutional Diversified	Transamerica
	Diversified Equity Fund	Equity Fund	Diversified Equity

•   0.72% of the next $1 billion of assets; and

• 0.70% of assets in excess of $2 billion.

	For the fiscal year ended December 31, 2008, the Fund paid advisory fees of 0.58% of the Fund’s average daily net assets.	For the fiscal year ended December 31, 2008, the Fund paid advisory fees of 0.00% of the Fund’s average daily net assets.	average daily net assets): • 0.73% for the first $500 million of assets; • 0.70% for assets over $500 million and up to $2.5 billion; and • 0.65% for assets over $2.5 billion.

Fee Waiver and Expense Limitations	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.15% (other than interest, taxes, brokerage commissions and extraordinary expenses).	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.75% (other than interest, taxes, brokerage commissions and extraordinary expenses).	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Fund to the extent that the total expenses of Class I exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.15% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds please see the class fee tables in the “The Funds’ Fees and Expenses” section.

Comparison of Transamerica Science & Technology to Transamerica Diversified Equity

	Transamerica Science & Technology	Transamerica Diversified Equity

Investment Objective	The objective of the Fund is long- term growth of capital.	The Fund seeks to maximize capital appreciation.
Principal Investment Strategies and Policies	TIM seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research- driven approach to investing in growth stocks. The Fund generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company’s intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse	TIM generally invests at least 80% of the Fund’s assets in a diversified portfolio of domestic equity securities. TIM, uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above- average rate of return. The Fund typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom- up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the Fund’s portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

•   the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

To achieve the Fund’s goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

	Transamerica Science & Technology	Transamerica Diversified Equity

	or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.	The Fund may invest its assets in cash, cash equivalent securities or short-term securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.
Investment Adviser	TAM
Sub-Adviser	TIM
Portfolio mangers	Kirk J. Kim
Portfolio Manager (lead)
 Kirk J. Kim is a Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.

Jeffrey J. Hoo, CFA
Portfolio Manager (co)
Jeffrey J. Hoo is a Principal and Portfolio Manager at TIM. He manages sub- advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo’s analytical responsibilities include the healthcare sector and industries within the consumer discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG. He is	Gary U. Rollé, CFA
Kirk R. Feldhus
Thomas E. Larkin, III
John D. Lawrence, CFA
Peter O. Lopez

The biographical information for these portfolio managers is provided above.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Transamerica Science & Technology	Transamerica Diversified Equity

also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

Erik U. Rollé
Portfolio Manager (co)
 Erik U. Rollé is a Securities Analyst and Co-Portfolio Manager at TIM. Mr. Rollé co-manages sub- advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rollé worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rollé has 6 years of investment experience.

Joshua D. Shaskan, CFA
Portfolio Manager (co)
 Joshua D. Shaskan is a Principal and Portfolio Manager at TIM. He manages sub- advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis, and an M.B.A. from the University of California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The Fund’s statement of additional information provides additional information about the portfolio

	Transamerica Science & Technology	Transamerica Diversified Equity

	managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.
Business	A non-diversified open-end investme series of Transamerica Funds, a Delaware sta
Net Assets (as of June 30, 2009)	$59,515,731	N/A

Classes of Shares, Fees and Expenses

	Transamerica Science & Technology	Transamerica Diversified Equity

Sales Charges and Fees	Class A shares are subject to a maximum initial sa Class A shares in amounts of $1 million or more are subject to a 1.00% conti months after purchase.
Class B shares are subject to a maximum deferred s during the first 5 years of purchase (5%-1st year; 4%-2nd year; year; 1%-5th year; 0%-6th year and later).
Class C shares are subject to maximum deferred sal first 12 months of purchase.
Class A shares, Class B shares and Class C shares pay a distribution and service (12b distribution and service fees for the sale a Fund’s shares and to pay for provided to shareholders. These services inc intermediaries that sell Fund shares and/or 12b-1 fee is 0.35% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares.
Class I shares are offered without an initial sale
Class I shares are not subject to a contingent def
Class I shares are not subject to distribution and
Advisory Fees	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):
	• 0.78% for the first $500 million of assets; and	• 0.73% for the first $500 million of assets;
	• 0.70% for assets over $500 million. For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.78% of the Fund’s average daily net assets.	• 0.70% for assets over $500 million and up to $2.5 billion; and • 0.65% for assets over $2.5 billion.
Fee waiver and expense limitation	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of

Transamerica Science & Technology	Transamerica Diversified Equity

exceed 1.18%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of Fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.18%, excluding 12b-1 fees and extraordinary expenses.	Class A, Class B, Class C or Class I of the Destination Fund exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

Comparison of Transamerica Templeton Global to Transamerica Diversified Equity

	Transamerica	Transamerica
	Templeton Global	Diversified Equity

Investment Objective	The objective of the Fund is to seek long-term growth of capital.	The Fund seeks to maximize capital appreciation.
Principal Investment Strategies and Policies	The Fund’s assets are allocated between two sub-advisers, TIM and Templeton. TIM manages a portion of the Fund’s assets composed of domestic securities (called the “domestic portfolio”), and Templeton manages a portion of the Fund’s assets composed of non-U.S. securities (called the “international portfolio”). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (“MSCIW Index”), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the Fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

Domestic Portfolio. The Fund will invest, under normal circumstances, at least 80% of its assets in the “domestic portfolio” in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a “bottom- up” approach to investing and builds the Fund’s portfolio one	TIM generally invests at least 80% of the Fund’s assets in a diversified portfolio of domestic equity securities. TIM, uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above- average rate of return. The Fund typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom- up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the Fund’s portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

•   the quality of the management team

• the company’s ability to earn returns on capital in excess of the cost of capital

• competitive barriers to entry

• the financial condition of the company

Transamerica	Transamerica
Templeton Global	Diversified Equity

company at a time by investing Fund assets principally in equity securities. TIM believes in long-term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features — shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

International Portfolio.  Templeton seeks to achieve the Fund’s objective by investing in foreign securities. Templeton normally will invest the assets of the “international portfolio” primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of the company’s assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.
To achieve the Fund’s goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The Fund may invest its assets in cash, cash equivalent securities or short-term securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.
For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies that:
• have their principal securities trading markets outside the U.S.; or
• derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
• have 50% or more of their assets outside the U.S.; or

Transamerica	Transamerica
Templeton Global	Diversified Equity

• are linked to non-U.S. dollar currencies; or
• are organized under the laws of, or with principal offices in, another country.

The Fund may invest a portion of its assets in smaller companies. The Fund considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a “bottom- up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash

	Transamerica	Transamerica
	Templeton Global	Diversified Equity

flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Investment Adviser	TAM

Sub-Adviser(s)	TIM Templeton	TIM
Portfolio Managers	TIM:
 Gary U. Rollé, CFA

The biographical information for Mr. Rollé is provided above.

Templeton:
 Tina Sadler, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

Antonio T. Docal, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment	Gary U. Rollé, CFA
Kirk R. Feldhus
Thomas E. Larkin, III
John D. Lawrence, CFA
Peter O. Lopez

The biographical information for these portfolio managers is provided above.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

	Transamerica	Transamerica
	Templeton Global	Diversified Equity

sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co- managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

Gary Motyl, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Business	A diversified open-end investment m of Transamerica Funds, a Delaware statutory

Net Assets (as of June 30, 2009)	$71,750,016	N/A

Classes of Shares, Fees and Expenses

	Transamerica	Transamerica
	Templeton Global	Diversified Equity

Sales Charges and Fees	Class A shares are subject to a maximum initial sales charge of 5.50%. Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge for 24 months after purchase.

Class B shares are subject to a maximum deferred sales charge of 5.00%, which declines during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

Class C shares are subject to maximum deferred sales charge of 1.00% if redeemed during the first 12 months of purchase.

Class A shares, Class B shares and Class C shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.35% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares.
Advisory Fees	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

• 0.80% for the first $500 million of assets; and

• 0.70% for assets over $500 million.

For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.80% of the Fund’s average daily net assets.	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

• 0.73% for the first $500 million of assets;

• 0.70% for assets over $500 million and up to $2.5 billion; and

• 0.65% for assets over $2.5 billion.

Fee waiver and expense limitation	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses.	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of Class A, Class B or Class C of the Destination Fund exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.
Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section.

Comparison of Principal Risks of Investing in the Funds

Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

•	Growth Stocks. Growth securities can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Transamerica Premier Diversified Equity Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Templeton Global, and the Destination Fund are subject to the following additional principal risks:

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed-income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Sub-Adviser may not make use of derivatives for a variety of reasons.

•	Foreign Securities. Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

•	Value Investing. The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.

Transamerica Premier Diversified Equity Fund, Transamerica Premier Institutional Diversified Equity Fund, and the Destination Fund are subject to the following additional principal risks:

•	Focused Investing. To the extent the Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

•	Small- or Medium-Sized Companies. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Transamerica Science & Technology is subject to the following additional principal risks:

•	Science and Technology Stocks. Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the Fund may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

•	Health Care Sector. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer’s ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company’s valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments.

•	Non-Diversification. Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the Fund is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Transamerica Templeton Global is subject to the following additional risks:

•	Currency. When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Convertible Securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

•	Smaller Companies. Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

•	Emerging Markets. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Country, Sector or Industry Focus. To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Target Fund by showing you how the performance of the Investor Class of Transamerica Premier Diversified Equity Fund, the Institutional Class of Transamerica Premier Institutional Diversified Equity Fund, Class A of Transamerica Science & Technology and Class A of Transamerica Templeton Global has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Target Fund’s applicable class of shares for different periods compare to the returns of one or more broad measures of market performance. Absent any applicable limitation of or cap on the Target Funds’ expenses, performance would have been lower. The Class B, Class C and Class I shares of Transamerica Science & Technology and the Class B and Class C shares of Transamerica Templeton Global will have different performance from that shown in the bar chars below because they have different expenses than the share classes shown. No performance information is presented for the Destination Fund, because the Destination Fund is a new fund and its classes of shares are newly offered. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Following the Reorganization, Transamerica Premier Diversified Equity Fund will be considered the surviving fund for performance purposes, because the Destination Fund will be managed by the same portfolio managers and will adopt the same investment objective and principal investment strategies as that Target Fund.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number, 1-888-233-4339, or by visiting the Funds’ website at www.transamericafunds.com (select either “Transamerica Premier Funds” or “Transamerica Funds” for the Target Funds and “Transamerica Funds” for the Destination Fund)).

Transamerica Premier Diversified Equity Fund Annual Returns — Investor Class Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	16.18%	Quarter ended:	3/31/2000
Lowest:	(24.40)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 10.49%.

Transamerica Premier Diversified Equity Fund Average Annual Total Returns
(for periods ended 12/31/2008)(1)

			10 Years or
			Life of
Transamerica Premier Diversified Equity Fund	1 Year	5 Years	Fund

Investor Class — Return before Taxes	(40.93)%	(1.18)%	0.35%
Investor Class — Return after taxes on distributions(2)	(41.24)%	(1.40)%	0.15%
Investor Class — Return after taxes on distributions and sale of fund shares(2)	(26.29)%	(0.96)%	0.30%
S&P 500 Index(3)	(37.00)%	(2.19)%	(1.38)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3)	The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Premier Institutional Diversified Equity Fund Annual Returns — Institutional Class Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	7.50%	Quarter ended:	9/30/2007
Lowest:	(24.70)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 5.90%.

Transamerica Premier Institutional Diversified Equity Fund Average Annual Total Returns
(for periods ended 12/31/2008)(1)

		10 Years or
		Life of
Transamerica Premier Institutional Diversified Equity Fund	1 Year	Fund(2)

Institutional Class — Return before Taxes	(40.98)%	(3.47)%
Institutional Class — Return after taxes on distributions(3)	(41.51)%	(3.88)%
Institutional Class — Return after taxes on distributions and sale of fund shares(3)	(25.95)%	(2.84)%
S&P 500 Index(4)	(37.00)%	(4.72)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	The Fund commenced operations on February 1, 2005.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Science & Technology Annual Returns — Class A
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	35.04%	Quarter ended:	12/31/2001
Lowest:	(34.51)%	Quarter ended:	9/30/2001

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 25.38%.

Transamerica Science & Technology Average Annual Total Returns
(for periods ended 12/31/2008)(1)

			Life of
Transamerica Science & Technology	1 Year	5 Years	Fund(2)

Class A
Return before taxes	(52.03)%	(7.10)%	(14.72)%
Return after taxes on distributions(3)	(52.03)%	(7.28)%	(14.82)%
Return after taxes on distributions and sale of fund shares(3)	(33.82)%	(5.83)%	(11.03)%
Class B (Return before Taxes Only)	(52.11)%	(6.81)%	(14.75)%
Class C (Return before Taxes Only)	(49.99)%	(6.63)%	0.82%
Class I (Return before Taxes Only)	(48.94)%	N/A	(10.85)%
Dow Jones U.S. Technology Index(4)	(42.85)%	(5.21)%	(13.81)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account. After-tax returns are presented for only one class and returns for other classes will vary.

(2)	Class A and Class B commenced operations on July 14, 2000. Class C commenced operations on November 11, 2002. Class I commenced operations on November 15, 2005.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The Dow Jones U.S. Technology Index is a widely recognized, unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Note:	Prior to August 1, 2006, a different sub-adviser managed Transamerica Science & Technology, and it used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Transamerica Templeton Global Annual Returns — Class A
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	43.29%	Quarter ended:	12/31/1999
Lowest:	(21.89)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 6.62%.

Transamerica Templeton Global Average Annual Total Returns
(for periods ended 12/31/2008) (1)

			10 Years or
			Life of
Transamerica Templeton Global	1 Year	5 Years	Fund(2)

Class A
Return before taxes	(46.67)%	(4.06)%	(2.87)%
Return after taxes on distributions(3)	(46.76)%	(4.18)%	(3.11)%
Return after taxes on distributions and sale of fund shares(3)	(30.25)%	(3.37)%	(2.33)%
Class B (Return before Taxes Only)	(46.80)%	(3.82)%	(2.84)%
Class C (Return before Taxes Only)	(44.57)%	(3.65)%	0.05%
Morgan Stanley Capital International World ex U.S. Index(4)	(40.33)%	0.00%	(0.19)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account. After-tax returns are presented for only one class and returns for other classes will vary.

(2)	Class A commenced operations on October 1, 1992. Class B commenced operations on October 1, 1995. Class C commenced operations on November 11, 2002.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The Morgan Stanley Capital International World ex-U.S. Index is a widely recognized, unmanaged index of market performance made up of equities from over 20 countries, excluding the United States. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Note:	Prior to May 29, 2004, a different sub-adviser managed Transamerica Templeton Global, and it had a different investment objective and used different investment strategies. In addition, prior to August 1, 2006, another sub-adviser served as co-investment sub-adviser to the Fund and managed the Fund’s domestic equity component. Prior to October 27, 2006, the Fund employed a different investment program for the Fund’s domestic equity component. The performance set forth prior to these dates is attributable to the previous sub-advisers.

The portfolio management discussion of each Fund’s performance for its last fiscal year is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of the Target Funds and the Destination Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2009. The tables also show the pro forma expenses of the combined Destination Fund after giving effect both to each Reorganization and to all Group 2 Reorganizations based on pro forma net assets as of April 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

Assuming only the Transamerica Premier Diversified Equity Fund Reorganization:

	Transamerica
	Premier			Transamerica
	Diversified		Transamerica	Diversified
	Equity Fund		Diversified	Equity
	Investor		Equity	(Pro Forma)
	Class		Class P(a)	Class P

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.72%		N/A	0.73%
Rule 12b-1 Fees	0.25%		N/A	0.25%
Other Expenses	0.35%		N/A	0.35%
Total	1.32%		N/A	1.33%
Expense Reduction	0.17	%(c)	N/A	0.18	%(d)
Net Operating Expenses	1.15%		N/A	1.15%

(a)	Because Class P of Transamerica Diversified Equity is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(c)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.15% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(d)	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.15% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

Assuming only the Transamerica Premier Institutional Diversified Equity Fund Reorganization:

	Transamerica
	Premier			Combined
	Institutional			Transamerica
	Diversified		Transamerica	Diversified
	Equity Fund		Diversified	Equity
	Institutional		Equity	(Pro Forma)
	Class		Class I(a)	Class I

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.58%		N/A	0.73%
Rule 12b-1 Fees	0.00%		N/A	0.00%
Other Expenses	9.46%		N/A	9.46%
Total	10.04%		N/A	10.19%
Expense Reduction	9.29	%(c)	N/A	9.02	%(d)
Net Operating Expenses	0.75%		N/A	1.17%

(a)	Because Class I of Transamerica Diversified Equity is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(c)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.75% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(d)	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Fund to the extent that the total expenses of Class I exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

Assuming only the Transamerica Science & Technology Reorganization:

				Combined					Combined
				Transamerica					Transamerica
	Transamerica		Transamerica	Diversified		Transamerica		Transamerica	Diversified
	Science &		Diversified	Equity		Science &		Diversified	Equity
	Technology		Equity	(Pro Forma)		Technology		Equity	(Pro Forma)
	Class A		Class A(a)	Class A		Class B		Class B(a)	Class B

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%		N/A	5.50%		N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A	(b)	N/A	N/A	(b)	5.00	%(c)	N/A	5.00	%(c)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(d)
Management Fees	0.78%		N/A	0.73%		0.78%		N/A	0.73%
Rule 12b-1 Fees	0.35%		N/A	0.35%		1.00%		N/A	1.00%
Other Expenses	0.78%		N/A	0.78%		1.05%		N/A	1.06%
Total	1.91%		N/A	1.86%		2.83%		N/A	2.79%
Expense Reduction	0.38	%(e)	N/A	0.34	%(f)	0.65	%(e)	N/A	0.62	%(f)
Net Operating Expenses	1.53%		N/A	1.52%		2.18%		N/A	2.17%

				Combined					Combined
				Transamerica					Transamerica
	Transamerica		Transamerica	Diversified		Transamerica		Transamerica	Diversified
	Science &		Diversified	Equity		Science &		Diversified	Equity
	Technology		Equity	(Pro Forma)		Technology		Equity	(Pro Forma)
	Class C		Class C(a)	Class C		Class I		Class I(a)	Class I

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	1.00	%(g)	N/A	1.00	%(g)	N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(d)
Management Fees	0.78%		N/A	0.73%		0.78%		N/A	0.73%
Rule 12b-1 Fees	1.00%		N/A	1.00%		0.00%		N/A	0.00%
Other Expenses	0.77%		N/A	0.77%		0.20%		N/A	0.20%
Total	2.55%		N/A	2.50%		0.98%		N/A	0.93%
Expense Reduction	0.37	%(e)	N/A	0.33	%(f)	0.00	%(e)	N/A	0.00	%(f)
Net Operating Expenses	2.18%		N/A	2.17%		0.98%		N/A	0.93%

(a)	Because each of Class A, Class B, Class C and Class I of Transamerica Diversified Equity is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.

(c)	Purchases of Class B shares are subject to declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

(d)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(e)	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.18%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.18%, excluding 12b-1 fees and extraordinary expenses.

(f)	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of Class A, Class B, Class C or Class I of the Destination Fund exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

(g)	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

Assuming only the Transamerica Templeton Global Reorganization:

				Combined					Combined
				Transamerica					Transamerica
	Transamerica		Transamerica	Diversified		Transamerica		Transamerica	Diversified
	Templeton		Diversified	Equity		Templeton		Diversified	Equity
	Global		Equity	(Pro Forma)		Global		Equity	(Pro Forma)
	Class A		Class A(a)	Class A		Class B		Class B(a)	Class B

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%		N/A	5.50%		N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A	(b)	N/A	N/A	(b)	5.00	%(c)	N/A	5.00	%(c)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(d)
Management Fees	0.80%		N/A	0.73%		0.80%		N/A	0.73%
Rule 12b-1 Fees	0.35%		N/A	0.35%		1.00%		N/A	1.00%
Other Expenses	0.64%		N/A	0.64%		0.81%		N/A	0.82%
Total	1.79%		N/A	1.72%		2.61%		N/A	2.55%
Expense Reduction	0.24	%(e)	N/A	0.20	%(f)	0.41	%(e)	N/A	0.38	%(f)
Net Operating Expenses	1.55%		N/A	1.52%		2.20%		N/A	2.17%

				Combined
				Transamerica
	Transamerica		Transamerica	Diversified
	Templeton		Diversified	Equity
	Global		Equity	(Pro Forma)
	Class C		Class C(a)	Class C

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	1.00	%(g)	1.00%	1.00	%(g)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(d)
Management Fees	0.80%		N/A	0.73%
Rule 12b-1 Fees	1.00%		N/A	1.00%
Other Expenses	0.58%		N/A	0.58%
Total	2.38%		N/A	2.31%
Expense Reduction	0.18	%(e)	N/A	0.14	%(f)
Net Operating Expenses	2.20%		N/A	2.17%

(a)	Because each of Class A, Class B and Class C of Transamerica Diversified Equity is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.

(c)	Purchases of Class B shares are subject to declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

(d)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(e)	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses.

(f)	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of Class A, Class B or Class C of the Destination Fund exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

(g)	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

Assuming all Group 2 Reorganizations:

						Transamerica			Combined
	Transamerica			Transamerica		Premier			Transamerica
	Premier		Transamerica	Diversified		Institutional		Transamerica	Diversified
	Diversified		Diversified	Equity		Diversified		Diversified	Equity
	Equity Fund		Equity	(Pro Forma)		Equity Fund		Equity	(Pro Forma)
	Investor Class		Class P(a)	Class P		Institutional Class		Class I(a)	Class I

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A		N/A	N/A		N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.72%		N/A	0.73%		0.58%		N/A	0.73%
Rule 12b-1 Fees	0.25%		N/A	0.25%		0.00%		N/A	0.00%
Other Expenses	0.35%		N/A	0.35%		9.46%		N/A	0.09%
Total	1.32%		N/A	1.33%		10.04%		N/A	0.82%
Expense Reduction	0.17	%(c)	N/A	0.18	%(d)	9.29	%(e)	N/A	0.00	%(f)
Net Operating Expenses	1.15%		N/A	1.15%		0.75%		N/A	0.82%

				Combined					Combined
				Transamerica					Transamerica
	Transamerica		Transamerica	Diversified		Transamerica		Transamerica	Diversified
	Science &		Diversified	Equity		Science &		Diversified	Equity
	Technology		Equity	(Pro Forma)		Technology		Equity	(Pro Forma)
	Class A		Class A(a)	Class A		Class B		Class B(a)	Class B

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%		N/A	5.50%		N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A	(g)	N/A	N/A	(g)	5.00	%(h)	N/A	5.00	%(h)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.78%		N/A	0.73%		0.78%		N/A	0.73%
Rule 12b-1 Fees	0.35%		N/A	0.35%		1.00%		N/A	1.00%
Other Expenses	0.78%		N/A	0.63%		1.05%		N/A	0.83%
Total	1.91%		N/A	1.71%		2.83%		N/A	2.56%
Expense Reduction	0.38	%(i)	N/A	0.19	%(j)	0.65	%(i)	N/A	0.39	%(j)
Net Operating Expenses	1.53%		N/A	1.52%		2.18%		N/A	2.17%

				Combined					Combined
				Transamerica					Transamerica
	Transamerica		Transamerica	Diversified		Transamerica		Transamerica	Diversified
	Science &		Diversified	Equity		Science &		Diversified	Equity
	Technology		Equity	(Pro Forma)		Technology		Equity	(Pro Forma)
	Class C		Class C(a)	Class C		Class I		Class I(a)	Class I

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	1.00	%(k)	N/A	1.00	%(k)	N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.78%		N/A	0.73%		0.78%		N/A	0.73%
Rule 12b-1 Fees	1.00%		N/A	1.00%		0.00%		N/A	0.00%
Other Expenses	0.77%		N/A	0.58%		0.20%		N/A	0.09%
Total	2.55%		N/A	2.31%		0.98%		N/A	0.82%
Expense Reduction	0.37	%(i)	N/A	0.14	%(j)	0.00	%(i)	N/A	0.00	%(j)
Net Operating Expenses	2.18%		N/A	2.17%		0.98%		N/A	0.82%

				Combined					Combined
				Transamerica					Transamerica
	Transamerica		Transamerica	Diversified		Transamerica		Transamerica	Diversified
	Templeton		Diversified	Equity		Templeton		Diversified	Equity
	Global		Equity	(Pro Forma)		Global		Equity	(Pro Forma)
	Class A		Class A(a)	Class A		Class B		Class B(a)	Class B

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50%		N/A	5.50%		N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A	(g)	N/A	N/A	(g)	5.00	%(h)	N/A	5.00	%(h)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.80%		N/A	0.73%		0.80%		N/A	0.73%
Rule 12b-1 Fees	0.35%		N/A	0.35%		1.00%		N/A	1.00%
Other Expenses	0.64%		N/A	0.63%		0.81%		N/A	0.83%
Total	1.79%		N/A	1.71%		2.61%		N/A	2.56%
Expense Reduction	0.24	%(l)	N/A	0.19	%(j)	0.41	%(l)	N/A	0.39	%(j)
Net Operating Expenses	1.55%		N/A	1.52%		2.20%		N/A	2.17%

				Combined
				Transamerica
	Transamerica		Transamerica	Diversified
	Templeton		Diversified	Equity
	Global		Equity	(Pro Forma)
	Class C		Class C(a)	Class C

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	1.00	%(k)	N/A	1.00	%(k)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.80%		N/A	0.73%
Rule 12b-1 Fees	1.00%		N/A	1.00%
Other Expenses	0.58%		N/A	0.58%
Total	2.38%		N/A	2.31%
Expense Reduction	0.18	%(l)	N/A	0.14	%(j)
Net Operating Expenses	2.20%		N/A	2.17%

(a)	Because Transamerica Diversified Equity is a new fund, no fee and expense information is available for any of its share classes for the twelve-month period ended April 30, 2009.

(b)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(c)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.15% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(d)	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.15% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

(e)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.75% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(f)	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Fund to the extent that the total expenses of Class I exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

(g)	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.

(h)	Purchases of Class B shares are subject to declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

(i)	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.18%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of Fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.18%, excluding 12b-1 fees and extraordinary expenses.

(j)	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of Class A, Class B, Class C or Class I of the Destination Fund exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

(k)	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

(l)	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.20%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.20%, excluding 12b-1 fees and extraordinary expenses.

The hypothetical examples below help you compare the cost of investing in each Fund. Each example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses remain the same.

Each example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not, except where indicated for Class B and Class C shares. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and do not represent the Funds’ actual expenses or returns, either past or future. Because actual return and expenses will be different, the examples are for comparison only.

Assuming only the Transamerica Premier Diversified Equity Fund Reorganization:

If the shares are redeemed at the end of each period:

		Combined
	Transamerica	Transamerica
	Premier	Diversified
Number of Years	Diversified	Equity
You Own Your Shares	Equity Fund	(Pro Forma)

Investor Class/Class P
Year 1	$117	$117
Year 3	$402	$404
Year 5	$707	$712
Year 10	$1,575	$1,586

Assuming only the Transamerica Premier Institutional Diversified Equity Fund Reorganization:

If the shares are redeemed at the end of each period:

	Transamerica	Combined
	Premier	Transamerica
	Institutional	Diversified
Number of Years	Diversified	Equity
You Own Your Shares	Equity Fund	(Pro Forma)

Institutional Class/Class I
Year 1	$77	$119
Year 3	$2,066	$2,127
Year 5	$3,859	$3,932
Year 10	$7,610	$7,685

Assuming only the Transamerica Science & Technology Reorganization:

If the shares are redeemed at the end of each period:

		Combined
		Transamerica
	Transamerica	Diversified
Number of Years	Science &	Equity
You Own Your Shares	Technology	(Pro Forma)

Class A
Year 1	$697	$696
Year 3	$1,082	$1,071
Year 5	$1,492	$1,471
Year 10	$2,631	$2,584
Class B*
Year 1	$721	$720
Year 3	$1,116	$1,107
Year 5	$1,536	$1,519
Year 10	$2,890	$2,850
Class C
Year 1	$321	$320
Year 3	$758	$747
Year 5	$1,322	$1,301
Year 10	$2,858	$2,811

		Combined
		Transamerica
	Transamerica	Diversified
Number of Years	Science &	Equity
You Own Your Shares	Technology	(Pro Forma)

Class I
Year 1	$100	$95
Year 3	$312	$296
Year 5	$542	$515
Year 10	$1,201	$1,143

If the shares are not redeemed:

		Combined
	Transamerica	Transamerica
Number of Years	Science &	Diversified Equity
You Own Your Shares	Technology	(Pro Forma)

Class B*
Year 1	$221	$220
Year 3	$816	$807
Year 5	$1,436	$1,419
Year 10	$2,890	$2,850
Class C
Year 1	$221	$220
Year 3	$758	$747
Year 5	$1,322	$1,301
Year 10	$2,858	$2,811

*	Examples for Class B shares assume conversion to Class A shares 8 years after purchase.

Assuming only the Transamerica Templeton Global Reorganization:

If the shares are redeemed at the end of each period:

		Combined
		Transamerica
	Transamerica	Diversified
Number of Years	Templeton	Equity
You Own Your Shares	Global	(Pro Forma)

Class A
Year 1	$699	$696
Year 3	$1,060	$1,044
Year 5	$1,445	$1,414
Year 10	$2,521	$2,453
Class B*
Year 1	$723	$720
Year 3	$1,073	$1,057
Year 5	$1,449	$1,421
Year 10	$2,714	$2,653
Class C
Year 1	$323	$320
Year 3	$725	$708
Year 5	$1,254	$1,223
Year 10	$2,703	$2,635

If the shares are not redeemed:

		Combined
		Transamerica
Number of Years	Transamerica	Diversified Equity
You Own Your Shares	Templeton Global	(Pro Forma)

Class B*
Year 1	$223	$220
Year 3	$773	$757
Year 5	$1,349	$1,321
Year 10	$2,714	$2,653
Class C
Year 1	$223	$220
Year 3	$725	$708
Year 5	$1,254	$1,223
Year 10	$2,703	$2,635

*	Examples for Class B shares assume conversion to Class A shares 8 years after purchase.

Assuming all Group 2 Reorganizations:

If the shares are redeemed at the end of each period:

		Transamerica			Combined
	Transamerica	Premier			Transamerica
	Premier	Institutional	Transamerica	Transamerica	Diversified
Number of Years	Diversified	Diversified	Science &	Templeton	Equity
You Own Your Shares	Equity Fund	Equity Fund	Technology	Global	(Pro Forma)

Class A
Year 1	N/A	N/A	$697	$699	$696
Year 3	N/A	N/A	$1,082	$1,060	$1,042
Year 5	N/A	N/A	$1,492	$1,445	$1,410
Year 10	N/A	N/A	$2,631	$2,521	$2,443
Class B*
Year 1	N/A	N/A	$721	$723	$720
Year 3	N/A	N/A	$1,116	$1,073	$1,059
Year 5	N/A	N/A	$1,536	$1,449	$1,426
Year 10	N/A	N/A	$2,890	$2,714	$2,658
Class C
Year 1	N/A	N/A	$321	$323	$320
Year 3	N/A	N/A	$758	$725	$708
Year 5	N/A	N/A	$1,322	$1,254	$1,223
Year 10	N/A	N/A	$2,858	$2,703	$2,635
Investor Class/Class P
Year 1	$117	N/A	N/A	N/A	$117
Year 3	$402	N/A	N/A	N/A	$404
Year 5	$707	N/A	N/A	N/A	$712
Year 10	$1,575	N/A	N/A	N/A	$1,586
Institutional Class/Class I
Year 1	N/A	$77	$100	N/A	$84
Year 3	N/A	$2,066	$312	N/A	$262
Year 5	N/A	$3,859	$542	N/A	$455
Year 10	N/A	$7,610	$1,201	N/A	$1,014

If the shares are not redeemed:

			Combined
	Transamerica		Transamerica
Number of Years	Science &	Transamerica	Diversified Equity
You Own Your Shares	Technology	Templeton Global	(Pro Forma)

Class B*
Year 1	$221	$223	$220
Year 3	$816	$773	$759
Year 5	$1,436	$1,349	$1,326
Year 10	$2,890	$2,714	$2,658
Class C
Year 1	$221	$223	$220
Year 3	$758	$725	$708
Year 5	$1,322	$1,254	$1,223
Year 10	$2,858	$2,703	$2,635

*	Examples for Class B shares assume conversion to Class A shares 8 years after purchase.

REASONS FOR THE PROPOSED REORGANIZATIONS

The Board of each Target Fund, including its Independent Directors, have unanimously determined that each proposed Reorganization would be in the best interests of each Target Fund and would not dilute the interests of the existing shareholders of each Target Fund. The Board of the Destination Fund, including the Independent Trustees, have unanimously determined that each Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that each proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve each Reorganization, the Board Members considered the potential impact of each proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that each Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders. The Board Members considered that the Reorganization could, with regard to the Transamerica Premier Diversified Equity Fund and the Transamerica Premier Institutional Diversified Equity Fund, eliminate confusion in the marketplace caused by having multiple funds with similar investment mandates, and with regard to all the Funds, enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the Transamerica Science & Technology and Transamerica Templeton Global funds are dated in style and failing to attract assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than each Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the pro forma gross expense ratio of each class of shares of the combined Destination Fund is expected to be lower than the historical gross expense ratios of the corresponding class of shares of Transamerica Premier Institutional Diversified Equity Fund, Transamerica Science & Technology and Transamerica Templeton Global. The Board Members considered that the pro forma gross expense ratio of Class P shares of the combined Destination Fund is expected to be slightly higher than the historical gross expense ratio of the Investor Class shares of Transamerica Premier Diversified Equity Fund, but that a contractual undertaking to waive fees and/or reimburse expenses to a lower level would be in place.

•	The Board Members considered that TAM has contractually undertaken to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of corresponding classes of the Destination Fund exceed certain operating levels.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the

Reorganization, would be shared by TAM, and, subject to certain limits, the Target Funds and the Destination Fund.

Investment Performance

•	The Board Members noted that, as a newly-organized fund, the Destination Fund did not have any performance history against which to evaluate the Target Funds’ performance. However, the Board Members considered the performance of Transamerica Premier Diversified Equity Fund, a fund with an investment objective and principal investment strategies and policies substantially similar to the Destination Fund and that was managed by the same portfolio managers who will manage the Destination Fund. The Board Members considered that the performance of the Funds was generally comparable over the 1- and 3-year periods ended February 28, 2009. The Board Members noted that the Transamerica Premier Diversified Equity Fund’s performance was higher than Transamerica Science & Technology’s for the 5- and 10-year periods ended February 28, 2009 and higher than Transamerica Templeton Global’s for the 10-year period ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objective and policies of the Destination Fund and their compatibility with those of each Target Fund.

•	The Board Members considered that TAM is the adviser to each Target Fund and the Destination Fund.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Funds may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of April 30, 2009, all securities held by each Target Fund would comply with the investment policies and restrictions of the Destination Fund.

For the reasons described above, the Board of each Target Fund, including the Independent Target Board Members, approved the Reorganization of that Target Fund. In particular, the Target Board Members have concluded that participation in the Reorganization is in the best interests of each Target Fund and that the interests of the Target Funds’ existing shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Destination Fund, including the Independent Destination Trustees, approved each Reorganization. They also determined that each Reorganization is in the best interests of the Destination Fund and that the interests of the Destination Fund’s shareholders would not be diluted as a result of the Reorganization.

CAPITALIZATION

The following tables set forth the capitalization of each Target Fund and the Destination Fund as of August 7, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between August 7, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

Assuming only the Transamerica Premier Diversified Equity Fund Reorganization:

Transamerica
	Transamerica		Diversified	Pro Forma
	Premier	Transamerica	Equity Pro	Transamerica
	Diversified	Diversified	Forma	Diversified
	Equity Fund	Equity(1)	Adjustments	Equity

Net Assets (000’s)
Class A	—	—		—
Class B	—	—		—
Class C	—	—		—
Class P	—	—	$249,714	$249,714
Class I	—	—		—
Investor Class(2)	$249,714	—	$(249,714)	—
Net Asset Value Per Share
Class A	—	—		—
Class B	—	—		—
Class C	—	—		—
Class P	—	—	$11.92	$11.92
Class I	—	—		—
Investor Class(2)	$11.92	—	$(11.92)	—
Shares Outstanding (000’s)
Class A	—	—		—
Class B	—	—		—
Class C	—	—		—
Class P	—	—	20,946	20,946
Class I	—	—		—
Investor Class(2)	20,946	—	(20,946)	—

(1)	Transamerica Diversified Equity is a newly-created series of Transamerica Funds that will commence operations on the Closing Date.

(2)	Investor Class shares of Transamerica Premier Diversified Equity Fund will receive Class P shares of the Destination Fund following the Reorganization.

Assuming only the Transamerica Premier Institutional Diversified Equity Fund Reorganization:

	Transamerica		Transamerica
	Premier		Diversified	Pro Forma
	Institutional	Transamerica	Equity Pro	Transamerica
	Diversified	Diversified	Forma	Diversified
	Equity Fund	Equity(1)	Adjustments	Equity

Net Assets (000’s)
Class A	—	—		—
Class B	—	—		—
Class C	—	—		—
Class I	—	—	$1,951	$1,951
Institutional Class(2)	$1,951	—	$(1,951)	—
Net Asset Value Per Share
Class A	—	—		—
Class B	—	—		—
Class C	—	—		—
Class I	—	—	$9.03	$9.03
Institutional Class(2)	$9.03	—	$(9.03)	—
Shares Outstanding (000’s)
Class A	—	—		—
Class B	—	—		—
Class C	—	—		—
Class I	—	—	216	216
Institutional Class(2)	216	—	(216)	—

(1)	Transamerica Diversified Equity is a newly-created series of Transamerica Funds that will commence operations on the Closing Date.

(2)	Institutional Class shares of Transamerica Premier Institutional Diversified Equity Fund will receive Class I shares of the Destination Fund following the Reorganization.

Assuming only the Transamerica Science & Technology Reorganization:

			Transamerica
			Diversified	Pro Forma
	Transamerica	Transamerica	Equity Pro	Transamerica
	Science &	Diversified	Forma	Diversified
	Technology	Equity(1)	Adjustments	Equity

Net Assets (000’s)
Class A	$5,228	—		$5,228
Class B	$1,608	—		$1,608
Class C	$1,550	—		$1,550
Class I	$54,753	—		$54,753
Net Asset Value Per Share
Class A	$3.45	—		$3.45
Class B	$3.25	—		$3.25
Class C	$3.24	—		$3.24
Class I	$3.53	—		$3.53
Shares Outstanding (000’s)
Class A	1,514	—		1,514
Class B	495	—		495
Class C	478	—		478
Class I	15,494	—		15,494

(1)	Transamerica Diversified Equity is a newly-created series of Transamerica Funds that will commence operations on the Closing Date.

Assuming only the Transamerica Templeton Global Reorganization:

			Transamerica
			Diversified	Pro Forma
	Transamerica	Transamerica	Equity Pro	Transamerica
	Templeton	Diversified	Forma	Diversified
	Global	Equity(1)	Adjustments	Equity

Net Assets (000’s)
Class A	$14,210	—		$14,210
Class B	$8,606	—		$8,606
Class C	$77,223	—		$77,223
Net Asset Value Per Share
Class A	$20.88	—		$20.88
Class B	$21.03	—		$21.03
Class C	$22.34	—		$22.34
Shares Outstanding (000’s)
Class A	680	—		680
Class B	409	—		409
Class C	3,456	—		3,456

(1)	Transamerica Diversified Equity is a newly-created series of Transamerica Funds that will commence operations on the Closing Date.

Assuming all Group 2 Reorganizations:

		Transamerica				Transamerica
	Transamerica	Premier				Diversified	Pro Forma
	Premier	Institutional	Transamerica	Transamerica	Transamerica	Equity Pro	Transamerica
	Diversified	Diversified	Science &	Templeton	Diversified	Forma	Diversified
	Equity Fund	Equity Fund	Technology	Global	Equity(1)	Adjustments	Equity

Net Assets (000’s)
Class A	—	—	$5,228	$14,210	—		$19,438
Class B	—	—	$1,608	$8,606	—		$10,214
Class C	—	—	$1,550	$77,223	—		$78,773
Class P/Investor Class(2)	$249,714	—	—	—	—		$249,714
Class I/Institutional Class(3)	—	$1,951	$54,753	—	—		$56,704
Net Asset Value Per Share
Class A	—	—	$3.45	$20.88	—	$(12.41)	$11.92
Class B	—	—	$3.25	$21.03	—	$(12.36)	$11.92
Class C	—	—	$3.24	$22.34	—	$(13.66)	$11.92
Class P/Investor Class(2)	$11.92	—	—	—	—		$11.92
Class I/Institutional Class(3)	—	$9.03	$3.53	—	—	$(0.64)	$11.92
Shares Outstanding (000’s)
Class A	—	—	1,514	680	—	(564)	1,630
Class B	—	—	495	409	—	(48)	857
Class C	—	—	478	3,456	—	2,674	6,608
Class P/Investor Class(2)	20,946	—	—	—	—		20,946
Class I/Institutional Class(3)	—	216	15,494	—	—	(11,170)	4,540

(1)	Transamerica Diversified Equity is a newly-created series of Transamerica Funds that will commence operations on the Closing Date.

(2)	Investor Class shares of Transamerica Premier Diversified Equity Fund will receive Class P shares of the Destination Fund following the Reorganization.

(3)	Institutional Class shares of Transamerica Premier Institutional Diversified Equity Fund will receive Class I shares of the Destination Fund following the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and its Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of the Group 6 Reorganization.

GROUP 3 REORGANIZATIONS

TRANSAMERICA PREMIER EQUITY FUND

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND
(each, a “Target Fund” and together, the “Target Funds”)

AND

TRANSAMERICA EQUITY
(the “Destination Fund”)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A and the Portfolio Management Discussion attached as Exhibit B, because they contain details that are not in the summary.

In each Reorganization, the Target Fund will be reorganized into the Destination Fund, with each Target Fund receiving shares of the Destination Fund as shown in the following table:

Target Fund & Shares	Destination Fund & Shares

Transamerica Premier Equity Fund	Transamerica Equity
Investor Class	Class P
Transamerica Premier Institutional Equity Fund	Transamerica Equity
Institutional Class	Class I

The consummation of one Reorganization is not contingent on the consummation of the other Reorganization.

The Target Funds and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment objectives, principal investment strategies and policies and related risks. The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information applies to both the Destination Fund and the applicable Target Fund.

Comparison of Transamerica Premier Equity Fund and Transamerica Premier Institutional Equity Fund to Transamerica Equity

	Transamerica Premier	Transamerica Premier
	Equity Fund	Institutional Equity Fund	Transamerica Equity

Investment Objective	The Fund seeks to maximize long-term growth.		The objective of the Fund is to maximize long-term growth.

Principal Investment Strategies and Policies	The Fund’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), uses a “bottom-up” approach to investing and builds the Fund’s portfolio one company at a time by investing Fund assets principally in equity securities. When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

TIM generally invests at least 80% of the Fund’s net assets in a diversified portfolio of domestic common stocks. TIM believes in long-term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many of all of the following features:

• shareholder-oriented management

• dominance in market share

• cost production advantages

• leading brands

• self-financed growth

• attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the Fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

TIM uses a “bottom-up” approach to investing and builds the Fund’s portfolio one company at a time by investing Fund assets principally in equity securities.

TIM generally invests at least 80% of the Fund’s net assets in a diversified portfolio of domestic common stocks. TIM believes in long-term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

• shareholder-oriented management

• dominance in market share

• cost production advantages

• leading brands

• self-financed growth

• attractive reinvestment opportunities

	Transamerica Premier	Transamerica Premier
	Equity Fund	Institutional Equity Fund	Transamerica Equity

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.
While TIM invests principally in domestic common stocks, the Fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Investment Adviser	TAM

Sub-Adviser	TIM

Portfolio Managers	Gary U. Rollé, CFA
Portfolio Manager (lead)
Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.

	Transamerica Premier	Transamerica Premier
	Equity Fund	Institutional Equity Fund	Transamerica Equity

Edward S. Han
Portfolio Manager (co)
Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

John J. Huber, CFA
Portfolio Manager (co)
John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

Peter O. Lopez
Portfolio Manager (co)
Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from the University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

Erik U. Rollé
Portfolio Manager (co)
Erik U. Rollé is a Securities Analyst and Co-Portfolio Manager at TIM. He co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rollé worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rollé has 6 years of investment experience.

Each Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Business	A diversified open-end investment management company organized as a series of Transamerica Premier Funds, a Maryland corporation.		A diversified open-end investment management company organized as a series of Transamerica Funds, a Delaware statutory trust.

Net Assets (as of June 30, 2009)	$443,532,579	$75,225,316	$909,803,105

Classes of Shares, Fees and Expenses

	Transamerica Premier	Transamerica Premier
	Equity Fund	Institutional Equity Fund	Transamerica Equity

Sales Charges and Fees
Investor Class shares are offered without an initial sales charge.

Investor Class shares are not subject to a contingent deferred sales charge.

Investor Class shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders.
These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.
The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.

Institutional Class shares are offered without an initial sales charge.

Institutional Class shares are not subject to a contingent deferred sales charge.

Institutional Class shares are not subject to distribution and service (12b-1) fees.

Class P shares are offered without an initial sales charge. Class P shares are available only to former investors in Investor Class shares of Transamerica Premier Funds.

Class P shares are not subject to a contingent deferred sales charge.

Class P shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.

Class I shares are offered without an initial sales charge.

Class I shares are not subject to a contingent deferred sales charge.

Class I shares are not subject to distribution and service (12b-1) fees.

	Transamerica Premier	Transamerica Premier
	Equity Fund	Institutional Equity Fund	Transamerica Equity

Advisory Fees	TAM is entitled to receive an advisory fee based on an annual rate of the Fund’s average daily net assets: • 0.85% for the first $1 billion; • 0.82% of the next $1 billion; and	TAM is entitled to receive an advisory fee based on an annual rate of 0.73% of the Fund’s average daily net assets. The advisory fee is accrued daily and paid monthly.
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

• 0.73% for the first $500 million of assets;

	• 0.80% of assets in excess of $2 billion. For the fiscal year ended December 31, 2008, the Fund paid advisory fees of 0.67% of the Fund’s average daily net assets.	For the fiscal year ended December 31, 2008, the Fund paid advisory fees of 0.63% of the Fund’s average daily net assets.
• 0.70% for assets over $500 million and up to $2.5 billion; and

• 0.65% for assets over $2.5 billion.*

For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.72% of the Fund’s average daily net assets.

*	The fee structure shown is the revised fee structure that will be implemented at the time of the Reorganization. The current fee structure is 0.75% for the first $500 million of assets; otherwise, there is no difference between the current and revised fee structures.

Fee Waivers and Expense Limitations	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2011, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.15% (other than interest, taxes, brokerage commissions and extraordinary expenses).	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.75% (other than interest, taxes, brokerage commissions and extraordinary expenses).	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Fund to the extent that the total expenses of Class I exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.17%, excluding 12b-1 fees and extraordinary expenses. The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008. There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.15% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.
Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The fund may incur expenses to protect the fund’s interest in securities experiencing these events. If the fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed-income securities. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Growth Stocks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

•	Foreign Securities. Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	changes in currency values

•	currency speculation

•	currency trading costs

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political instability and small markets

•	different market trading days

•	Currency. When the fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the fund’s investments in foreign currency denominated securities may reduce the returns of the fund.

•	Focused Investing. To the extent the fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Investor Class of Transamerica Premier Equity Fund, the Institutional Class of Transamerica Premier Institutional Equity Fund, Class A of Transamerica Equity and Class I of Transamerica Equity has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Fund’s applicable class of shares for different periods compare to the returns of one or more broad measures of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. No performance information is presented for the Destination Fund’s Class P shares because Class P shares are newly offered. The Class P shares of Transamerica Equity will have different performance from that shown in the bar charts below because they will have different expenses than that of the share classes shown. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number, 1-888-233-4339, or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Premier Funds” for the Target Funds and “Transamerica Funds” for the Destination Fund)).

Transamerica Premier Equity Fund Annual Returns — Investor Class Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	29.80%	Quarter ended:	12/31/1999
Lowest:	(23.94)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar, which ended 6/30/2009, was 7.77%.

Transamerica Premier Equity Fund Average Annual Total Returns
(for periods ended 12/31/2008)(1)

Transamerica Premier Equity Fund	1 Year	5 Years	Life of Fund

Investor Class — Return before Taxes	(44.74)%	(1.78)%	(1.56)%
Investor Class — Return after taxes on distributions(2)	(44.88)%	(2.09)%	(2.27)%
Investor Class — Return after taxes on distributions and sale of fund shares(2)	(28.89)%	(1.38)%	(1.24)%
Russell 1000® Growth Index(3)	(38.44)%	(3.42)%	(4.27)%
S&P 500 Index(4)	(37.00)%	(2.19)%	(1.38)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3)	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

(4)	The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Premier Institutional Equity Fund Annual Returns — Institutional Class Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	10.69%	Quarter ended:	9/30/2005
Lowest:	(23.58)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 8.32%.

Transamerica Premier Institutional Equity Fund Average Annual Total Returns
(for periods ended 12/31/2008)(1)

		Life of
Transamerica Premier Institutional Equity Fund	1 Year	Fund(2)

Institutional Class — Return before Taxes	(43.92)%	(2.02)%
Institutional Class — Return after taxes on distributions(3)	(44.02)%	(3.19)%
Institutional Class — Return after taxes on distributions and sale of fund shares(3)	(28.41)%	(2.04)%
Russell 1000® Growth Index(4)	(38.44)%	(4.03)%
S&P 500 Index(4)	(37.00)%	(2.69)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	Transamerica Premier Institutional Equity Fund commenced operations on June 1, 2004.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Equity Annual Returns — Class A Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	12.85%	Quarter ended:	12/31/2001
Lowest:	(24.04)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 7.75%.

Transamerica Equity Average Annual Total Returns
(for periods ended 12/31/2008)(1)

			Life of
Transamerica Equity	1 Year	5 Years	Fund(2)

Class A — Return before Taxes	(48.45)%	(3.18)%	(5.40)%
Class A — Return after taxes on distributions(3)	(48.45)%	(3.25)%	(5.44)%
Class A — Return after taxes on distributions and sale of fund shares(3)	(31.49)%	(2.66)%	(4.42)%
Russell 1000® Growth Index(4)	(38.44)%	(3.42)%	(7.85)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	Class A commenced operations on March 1, 2000.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Equity Annual Returns — Class I Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	7.15%	Quarter ended:	9/30/2007
Lowest:	(23.92)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 8.11%.

Transamerica Equity Average Annual Total Returns
(for periods ended 12/31/2008)(1)

		Life of
Transamerica Equity	1 Year	Fund(2)

Class I — Return before Taxes	(45.09)%	(10.40)%
Class I — Return after taxes on distributions(3)	(45.22)%	(10.50)%
Class I — Return after taxes on distributions and sale of fund shares(3)	(29.31)%	(8.70)%
Russell 1000® Growth Index(4)	(38.44)%	(8.38)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	Class I commenced operations on November 15, 2005.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

The portfolio management discussion of each Fund’s performance for its last fiscal year is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of the Target Funds and the Destination Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2009. The tables also show the pro forma expenses of the combined Destination Fund after giving effect both to each Reorganization and to all Group 3 Reorganizations based on pro forma net assets as of April 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

Assuming only the Transamerica Premier Equity Fund Reorganization:

	Transamerica			Transamerica
	Premier		Transamerica	Equity
	Equity Fund		Equity	(Pro Forma)
	Investor Class		Class P(a)	Class P

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.82%		N/A	0.71%
Rule 12b-1 Fees	0.25%		N/A	0.25%
Other Expenses	0.26%		N/A	0.25%
Total	1.33%		N/A	1.21%
Expense Reduction	0.18	%(c)	N/A	0.06	%(d)
Net Operating Expenses	1.15%		N/A	1.15%

(a)	Because Class P of Transamerica Equity is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(c)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.15% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(d)	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.15% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

Assuming only the Transamerica Premier Institutional Fund Equity Fund Reorganization:

	Transamerica
	Premier			Transamerica
	Institutional		Transamerica	Equity
	Equity Fund		Equity	(Pro Forma)
	Institutional		Class I	Class I
	Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(a)
Management Fees	0.73%		0.72%	0.71%
Rule 12b-1 Fees	0.00%		0.00%	0.00%
Other Expenses	0.14%		0.06%	0.06%
Total	0.87%		0.78%	0.77%
Expense Reduction	0.12	%(b)	0.00	0.00	%(c)
Net Operating Expenses	0.75%		0.78%	0.77%

(a)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(b)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.75% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(c)	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Fund to the extent that the total expenses of Class I exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.17%, excluding 12b-1 fees and extraordinary expenses. The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008. There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

Assuming both Group 3 Reorganizations:

						Transamerica			Combined
	Transamerica			Transamerica		Premier			Transamerica
	Premier		Transamerica	Equity		Institutional		Transamerica	Equity
	Equity Fund		Equity	(Pro Forma)		Equity Fund		Equity	(Pro Forma)
	Investor Class		Class P(a)	Class P		Institutional		Class I	Class I
						Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A		N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A		N/A	N/A		N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.82%		N/A	0.71%		0.73%		0.72%	0.71%
Rule 12b-1 Fees	0.25%		N/A	0.25%		0.00%		0.00%	0.00%
Other Expenses	0.26%		N/A	0.25%		0.14%		0.06%	0.06%
Total	1.33%		N/A	1.21%		0.87%		0.78%	0.77%
Expense Reduction	0.18	%(c)	N/A	0.06	%(d)	0.12	%(e)	0.00%	0.00	%(f)
Net Operating Expenses	1.15%		N/A	1.15%		0.75%		0.78%	0.77%

(a)	Because Class P of Transamerica Equity is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(c)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.15% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(d)	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.15% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

(e)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.75% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(f)	TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Fund to the extent that the total expenses of Class I exceed 1.17% (excluding 12b-1 fees (if any) and extraordinary expenses). TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.17%, excluding 12b-1 fees and extraordinary expenses. The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008. There can be no assurance that TAM will extend its contractual obligations beyond March 1, 2011.

The hypothetical examples below help you compare the cost of investing in each Fund. Each example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses remain the same.

Each example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming a Reorganization of the Funds. The examples are for comparison purposes only and do not represent the Funds’ actual expenses or returns, either past or future. Because actual return and expenses will be different, the examples are for comparison only.

Assuming only the Transamerica Premier Equity Fund Reorganization:

			Combined
	Transamerica		Transamerica
Number of Years	Premier Equity	Transamerica	Equity
You Own Your Shares	Fund	Equity	(Pro Forma)

Investor Class/Class P
Year 1	$117	N/A	$117
Year 3	$404	N/A	$378
Year 5	$712	N/A	$659
Year 10	$1,586	N/A	$1,461

Assuming only the Transamerica Premier Institutional Equity Fund Reorganization:

	Transamerica		Combined
Number of Years	Premier Institutional	Transamerica	Transamerica Equity
You Own Your Shares	Equity	Equity	(Pro Forma)

Institutional Class/Class I
Year 1	$77	$80	$79
Year 3	$266	$249	$246
Year 5	$470	$433	$428
Year 10	$1,061	$966	$954

Assuming both Group 3 Reorganizations:

				Combined
	Transamerica	Transamerica		Transamerica
Number of Years	Premier Equity	Premier Institutional	Transamerica	Equity
You Own Your Shares	Fund	Equity	Equity	(Pro Forma)

Investor Class/Class P
Year 1	$117	N/A	N/A	$117
Year 3	$404	N/A	N/A	$378
Year 5	$712	N/A	N/A	$659
Year 10	$1,586	N/A	N/A	$1,461

				Combined
	Transamerica	Transamerica		Transamerica
Number of Years	Premier Equity	Premier Institutional	Transamerica	Equity
You Own Your Shares	Fund	Equity	Equity	(Pro Forma)

Institutional Class/Class I
Year 1	N/A	$77	$80	$79
Year 3	N/A	$266	$249	$246
Year 5	N/A	$470	$433	$428
Year 10	N/A	$1,061	$966	$954

REASONS FOR THE PROPOSED REORGANIZATIONS

The Board of each Target Fund, including its Independent Directors, have unanimously determined that the proposed Reorganization would be in the best interests of each Target Fund and would not dilute the interests of the existing shareholders of each Target Fund. The Board of the Destination Fund, including the Independent Trustees, have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having multiple funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	For Transamerica Premier Equity Fund, the Board Members considered that the pro forma gross expense ratio of the combined Destination Fund is expected to be lower for Class P of the combined Destination Fund as compared to the corresponding class of shares of that Target Fund. Furthermore, the Board Members of Transamerica Premier Equity Fund considered that TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of Class P of the Destination Fund exceed certain operating levels.

•	For Transamerica Premier Institutional Equity Fund, the Board Members considered that the pro forma gross expense ratio of the combined Destination Fund is expected to be lower for Class I as compared to the corresponding class of shares of that Target Fund. Furthermore, the Board Members of Transamerica Premier Institutional Equity Fund considered that TAM has contractually undertaken through March 1, 2010 to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of Class I of the Destination Fund exceed certain operating levels.

•	The Board Members considered that TAM agreed to lower its advisory fee for the Destination Fund.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Funds and the Destination Fund.

Investment Performance

•	The Board Members noted that the performance of the Funds was generally comparable for the 1- and 3-year periods ended February 28, 2009. For Transamerica Premier Equity Fund, the Board Members noted that the Destination Fund’s performance was higher than the performance of that Target Fund for the 3-year period ended February 28, 2009. However, the Board Members also noted that the performance of Transamerica Premier Equity Fund was higher than the Destination Fund’s performance for the 1- and 5-year periods ended February 28, 2009. For Transamerica Premier Institutional Equity Fund, the Board Members noted that the performance of that Target Fund was higher than the Destination Fund’s performance for the 1- and 3-year periods ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objective and policies of the Destination Fund and their compatibility with those of each Target Fund.

•	The Board Members considered that considered TAM is the adviser and TIM is the sub-adviser to each Target Fund and the Destination Fund.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Funds may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of April 30, 2009, all securities held by each Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following tables set forth the capitalization of each Target Fund and the Destination Fund as of August 7, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between August 7, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

Assuming only the Reorganization of Transamerica Premier Equity Fund:

	Transamerica		Transamerica Equity	Pro Forma
	Premier Equity	Transamerica	Pro Forma	Transamerica
	Fund	Equity	Adjustments	Equity

Net Assets (000’s)
Class A	—	$296,989		$296,989
Class B	—	$42,854		$42,854
Class C	—	$39,597		$39,597
Class P	—	—	$452,527	$452,527
Class I	—	$509,125		$509,125
Class T	—	$87,675		$87,675
Investor Class(1)	$452,527	—	$(452,527)	—
Net Asset Value Per Share
Class A	—	$7.37		$7.37
Class B	—	$6.86		$6.86
Class C	—	$6.89		$6.89
Class P	—	—	$16.23	$16.23
Class I	—	$7.51		$7.51
Class T	—	$20.66		$20.66
Investor Class(1)	$16.23	—	$(16.23)	—
Shares Outstanding (000’s)
Class A	—	40,296		40,296
Class B	—	6,244		6,244
Class C	—	5,744		5,744
Class P	—	—	27,880	27,880
Class I	—	67,807		67,807
Class T	—	4,244		4,244
Investor Class(1)	27,880	—	(27,880)	—

(1)	Investor Class shares of Transamerica Premier Equity Fund will receive Class P shares of the Destination Fund following the Reorganization.

Assuming only the Reorganization of Transamerica Premier Institutional Equity Fund:

	Transamerica
	Premier		Transamerica Equity	Pro Forma
	Institutional	Transamerica	Pro Forma	Transamerica
	Equity Fund	Equity	Adjustments	Equity

Net Assets (000’s)
Class A	—	$296,989		$296,989
Class B	—	$42,854		$42,854
Class C	—	$39,597		$39,597
Class I	—	$509,125	$83,247	$592,372
Class T	—	$87,675		$87,675
Institutional Class(1)	$83,247	—	$(83,247)	—
Net Asset Value Per Share
Class A	—	$7.37		$7.37
Class B	—	$6.86		$6.86
Class C	—	$6.89		$6.89
Class I	—	$7.51		$7.51
Class T	—	$20.66		$20.66
Institutional Class(1)	$8.71	—	$(8.71)	—
Shares Outstanding (000’s)
Class A	—	40,296		40,296
Class B	—	6,244		6,244
Class C	—	5,744		5,744
Class I	—	67,807	11,088	78,895
Class T	—	4,244		4,244
Institutional Class(1)	9,555	—	(9,555)	—

(1)	Investor Class shares of Transamerica Premier Equity Fund will receive Class P shares of the Destination Fund following the Reorganization.

Assuming both Group 3 Reorganizations:

		Transamerica
	Transamerica	Premier		Transamerica	Pro Forma
	Premier Equity	Institutional	Transamerica	Equity Pro Forma	Transamerica
	Fund	Equity Fund	Equity	Adjustments	Equity

Net Assets (000’s)
Class A	—	—	$296,989		$296,989
Class B	—	—	$42,854		$42,854
Class C	—	—	$39,597		$39,597
Class P/Investor Class(1)	$452,527	—	—		$452,527
Class T	—	—	$87,675		$87,675
Class I/Institutional Class(2)	—	$83,247	$509,125		$592,372
Net Asset Value Per Share
Class A	—	—	$7.37		$7.37
Class B	—	—	$6.86		$6.86
Class C	—	—	$6.89		$6.89
Class P/Investor Class(1)	$16.23	—	—		$16.23
Class T	—	—	$20.66		$20.66
Class I/Institutional Class(2)	—	$8.71	$7.51	$(8.71)	$7.51
Shares Outstanding (000’s)
Class A	—	—	40,296		40,296
Class B	—	—	6,244		6,244
Class C	—	—	5,744		5,744
Class P/Investor Class(1)	27,880	—	—		27,880
Class T	—	—	4,244		4,244
Class I/Institutional Class(2)	—	9,555	67,807	1,533	78,895

(1)	Investor Class shares of Transamerica Premier Equity Fund will receive Class P shares of the Destination Fund following the Reorganization.

(2)	Institutional Class shares of Transamerica Premier Institutional Equity Fund will receive Class I shares of the Destination Fund following the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and its Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of the Group 6 Reorganization.

GROUP 4 REORGANIZATION

TRANSAMERICA PREMIER FOCUS FUND
(the “Target Fund”)

AND

TRANSAMERICA LEGG MASON PARTNERS ALL CAP
(the “Destination Fund”)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A and the Portfolio Management Discussion attached as Exhibit B, because they contain details that are not in the summary.

In the Reorganization, the Target Fund will be reorganized into the Destination Fund. The Destination Fund will issue Class P shares to the Target Fund in an amount equal to the aggregate net asset value of the Target Fund’s Investor Class shares.

Transamerica Legg Mason Partners All Cap, the Destination Fund, will be renamed Transamerica Focus in connection with the Reorganization and will change its investment objective, strategies and policies and principal risks to mirror those of the Target Fund. In addition, it is being proposed that the sub-adviser for the Destination Fund will change from ClearBridge Advisors, LLC (“ClearBridge”) to Transamerica Investment Management, LLC (“TIM”). Shareholders of the Destination Fund will receive separate proxy materials seeking their approval of the proposed change in sub-adviser.

The Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and will have the same investment objectives, principal investment strategies and policies and related risks. The tables below provide a comparison of certain features of the two Funds, and it assumes that the changes in the Destination Fund’s name, investment objective, principal investment strategies and policies and sub-adviser have taken place. In the tables below, if a row extends across the entire table, the information applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica Premier Focus Fund to Transamerica Focus

	Transamerica Premier Focus Fund	Transamerica Focus

Investment Objective	The Fund seeks to maximize long-term growth.

Principal Investment Strategies and Policies	The Fund invests primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The Fund generally invests in domestic equity securities of any size. The Fund may also invest up to 10% of its assets in short sale positions. The Fund is non-diversified.

TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team selects U.S. companies showing:

• strong potential for shareholder value creation

• high barriers to competition

• solid free cash flow generating ability

	Transamerica Premier Focus Fund	Transamerica Focus

• excellent capital allocation discipline

• experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.
In the event TIM is unable to identify sufficient investments that meet the Fund’s criteria, the Fund may maintain a balance in cash and cash equivalents that may range up to 40% of total assets. Since the Fund may hold as much as 40% in cash or cash equivalents from time to time, it may not perform as favorably as a fund which is invested more fully.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Investment Adviser	TAM

Sub-Adviser	TIM

Portfolio Managers	Edward S. Han
Lead Portfolio Manager (co)
Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

Kirk J. Kim
Lead Portfolio Manager (co)
Kirk J. Kim is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.

Joshua D. Shaskan, CFA
Lead Portfolio Manager (co)
Joshua D. Shaskan is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

Each Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

	Transamerica Premier Focus Fund	Transamerica Focus

Business	A non-diversified open-end investment management company organized as a series of Transamerica Premier Funds, a Maryland corporation.	A non-diversified open-end investment management company organized as a series of Transamerica Funds, a Delaware statutory trust.

Net Assets (as of June 30, 2009)	$58,920,101	$64,648,783

Classes of Shares, Fees and Expenses

Transamerica Premier Focus Fund	Transamerica Focus

Sales Charges and Fees	Investor Class shares are offered without an initial sales charge.

Investor Class shares are not subject to a contingent deferred sales charge.

Investor Class shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.
Class P shares are offered without an initial sales charge. Class P shares are available only to former investors in Investor Class shares of Transamerica Premier Funds.

Class P shares are not subject to a contingent deferred sales charge.

Class P shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.

Advisory Fees	TAM is entitled to receive an advisory fee based on an annual rate of the Fund’s average daily net assets:

• 0.85% for the first $1 billion of assets;

• 0.82% of the next $1 billion of assets; and

• 0.80% of assets in excess of $2 billion.

For the fiscal year ended December 31, 2008, the Fund paid advisory fees of 0.80% of the Fund’s average daily net assets.
TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

• 0.80% on the first $500 million of assets; and

• 0.675% on assets over $500 million.

	Transamerica Premier Focus Fund	Transamerica Focus

Fee Waiver and Expense Limitations	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.40% (other than interest, taxes, brokerage commissions and extraordinary expenses).	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.40% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have the same investment objectives and principal investment strategies and policies, they are subject to the same principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

•	Value Investing. The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.

•	Small- or Medium-Sized Companies. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

•	Short Sales. A short sale may be effected by selling a security that the Fund does not own. In order to deliver the security to the purchaser, the Fund borrows the security, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The Fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. The Fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed-income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Sub-Adviser may not make use of derivatives for a variety of reasons.

•	Foreign Securities. Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

•	Currency. When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Non-Diversification. As a non-diversified investment company, the Fund can invest a larger percentage of assets in a smaller number of individual companies than a diversified investment company. As a result, any single adverse event affecting a company within the portfolio could negatively impact the value of the Fund’s performance more than it would for a diversified investment company.

•	Focused Investing. To the extent the Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Investor Class of Transamerica Premier Focus Fund and Class A of Transamerica Focus has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Fund’s applicable class of shares for different periods compare to the returns of one or more broad measures of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. No performance information is presented for the Class P shares of Transamerica Focus because Class P shares are newly offered. The Class P shares of Transamerica Focus will have different performance from that shown in the bar charts below because they will have different expenses than that of the share classes shown. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Following the Reorganization, Transamerica Premier Focus Fund will be considered the surviving fund for performance purposes, because the Destination Fund will be managed by the same portfolio managers and will adopt the same investment objective and principal investment strategies as the Target Fund.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number, 1-888-233-4339, or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Premier Funds” for the Target Fund and “Transamerica Funds” for the Destination Fund)).

Transamerica Premier Focus Fund Annual Returns — Investor Class Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	38.39%	Quarter ended:	12/31/1999
Lowest:	(27.55)%	Quarter ended:	12/31/2000

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 17.09%.

Transamerica Premier Focus Fund Average Annual Total Returns
(for periods ended 12/31/2008)(1)

Transamerica Premier Focus Fund	1 Year	5 Years	10 Years

Investor Class — Return before Taxes	(41.19)%	0.06%	(0.41)%
Investor Class — Return after taxes on distributions(2)	(41.81)%	(0.16)%	(1.29)%
Investor Class — Return after taxes on distributions and sale of fund shares(2)	(26.49)%	(0.03)%	(0.36)%
S&P 500(3)	(37.00)%	(2.19)%	(1.38)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3)	The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Focus Annual Returns — Class A Shares
(per year ended 12/31)(1)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	22.99%	Quarter ended:	6/30/2003
Lowest:	(23.77)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 5.93%.

Transamerica Focus Average Annual Total Returns
(for periods ended 12/31/2008)(1)

			Life of
Transamerica Focus	1 Year	5 Years	Fund(2)

Class A — Return before Taxes	(41.33)%	(4.78)%	2.03%
Class A — Return after taxes on distributions(3)	(41.47)%	(5.59)%	1.37%
Class A — Return after taxes on distributions and sale of fund shares(3)	(26.67)%	(3.66)%	1.81%
Russell 3000® Index(4)	(37.31)%	(1.95)%	(0.78)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	Class A commenced operations on March 1, 1999.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Note:  Prior to March 1, 2002, a different sub-adviser managed Transamerica Focus, and it had a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

The portfolio management discussion of each Fund’s performance for its last fiscal year is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of the Target Fund and the Destination Fund pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica			Transamerica
	Premier Focus		Transamerica	Focus
	Fund		Focus	(Pro Forma)
	Investor Class		Class P(a)	Class P

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.85%		N/A	0.80%
Rule 12b-1 Fees	0.25%		N/A	0.25%
Other Expenses	0.36%		N/A	0.32%
Total	1.46%		N/A	1.37%
Expense Reduction	0.06	%(c)	N/A	0.00	%(d)
Net Operating Expenses	1.40%		N/A	1.37%

(a)	Because Class P of Transamerica Focus is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(c)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.40% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(d)	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.40% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming a Reorganization of the Funds. The example is for comparison purposes only and is not a representation of either Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

	Transamerica		Combined
Number of Years	Premier Focus	Transamerica	Transamerica Focus
You Own Your Shares	Fund	Focus	(Pro Forma)

Investor Class/Class P
Year 1	$143	N/A	$139
Year 3	$456	N/A	$434
Year 5	$792	N/A	$750
Year 10	$1,741	N/A	$1,646

REASONS FOR THE PROPOSED REORGANIZATION

The Board of the Target Fund, including its Independent Directors, have unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the pro forma gross expense ratio of the combined Destination Fund is expected to be lower for the Class P shares of the combined Destination Fund as compared to the corresponding class of shares of the Target Fund. Furthermore, the Board considered that TAM has contractually undertaken through March 1, 2011 to waive fees and or reimburse expenses on behalf of the Destination Fund to the extent that the total operating expenses of Class P of the Destination Fund exceed a certain operating expense level.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund.

Investment Performance

•	The Board Members noted that the performance of the Target Fund was higher than the Destination Fund’s historical performance for the 1-, 3- and 5-year periods ended February 28, 2009, but that this performance is attributable to a prior investment sub-adviser and a different investment program and that the Destination Fund would be managed in a manner substantially similar to the Target Fund, which has a stronger investment record.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered that, in connection with the proposed Reorganization, the Destination Fund will be renamed, will change sub-advisers and will undergo a change in its investment program, such that the resulting Fund has a substantially similar investment objective and investment strategy as the Target Fund.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Destination Fund (due to its prior investment program and sub-adviser) may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of April 30, 2009, all securities held by each Target Fund would comply with the investment policies and restrictions of the Destination Fund.

•	The Board Members considered the affiliations that exist among TAM and the sub-advisers to each Fund as well as certain arrangements between TIM and TAM, and noted that assets under management by sub-advisers affiliated with TAM may increase as a result of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 7, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between August 7, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica		Transamerica Focus
	Premier Focus	Transamerica	Pro Forma	Pro Forma
	Fund	Focus	Adjustments	Transamerica Focus

Net Assets (000’s)
Class A	—	$36,340		$36,340
Class B	—	$21,195		$21,195
Class C	—	$13,823		$13,823
Class P/Investor Class(1)	$62,836	—		$62,836
Net Asset Value Per Share
Class A	—	$10.92		$10.92
Class B	—	$10.18		$10.18
Class C	—	$10.17		$10.17
Class P/Investor Class(1)	$16.90	—		$16.90
Shares Outstanding (000’s)
Class A	—	3,329		3,329
Class B	—	2,083		2,083
Class C	—	1,359		1,359
Class P/Investor Class(1)	3,717	—		3,717

(1)	Investor Class shares of Transamerica Premier Focus Fund will receive Class P shares of the Destination Fund following the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of the Group 6 Reorganization.

GROUP 5 REORGANIZATION

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND
(the “Target Fund”)

AND

TRANSAMERICA GROWTH OPPORTUNITIES
(the “Destination Fund”)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A and the Portfolio Management Discussion attached as Exhibit B, because they contain details that are not in the summary.

In the Reorganization, the Target Fund will be reorganized into the Destination Fund. The Destination Fund will issue Class P shares to the Target Fund in an amount equal to the aggregate net asset value of the Target Fund’s Investor Class shares.

The Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment objectives, principal investment strategies and policies and related risks. The tables below provide a comparison of certain features of the two Funds. In the tables below, if a row extends across the entire table, the information applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica Premier Growth Opportunities Fund to Transamerica Growth Opportunities

	Transamerica Premier Growth Opportunities Fund	Transamerica Growth Opportunities

Investment Objective	The Fund seeks to maximize long-term growth.	The objective of the Fund is to maximize long-term growth.

Principal Investment Strategies and Policies	The Fund’s sub-adviser, Transamerica Investment Management, LLC (“TIM”), uses a “bottom-up” approach to investing and builds the Fund’s portfolio one company at a time by investing fund assets principally in: equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.	TIM uses a “bottom-up” approach to investing and builds the Fund’s portfolio one company at a time by investing Fund assets principally in equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies.

	TIM, under normal market conditions, invests at least 65% of the Fund’s assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.	TIM, under normal market conditions, invests at least 65% of the Fund’s assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

Transamerica Premier Growth Opportunities Fund	Transamerica Growth Opportunities

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.	TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

• strong potential for steady growth

• high barriers to competition

• experienced management incentivized along shareholder interests

TIM uses a “bottom-up” approach in investing. When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.	It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show: • strong potential for steady growth • high barriers to competition	While the Fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

• experienced management incentivized along shareholder interests

While the Fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.
The Fund may invest in assets its cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

	Transamerica Premier Growth Opportunities Fund	Transamerica Growth Opportunities

Investment Adviser	TAM

Sub-Adviser	TIM

Portfolio Managers	Edward S. Han
Portfolio Manager (lead)
Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

John J. Huber, CFA
Portfolio Manager (lead)
John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

Each Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the fund.

Business	A diversified open-end investment management company organized as a series of Transamerica Premier Funds, a Maryland corporation.	A diversified open-end investment management company organized as a series of Transamerica Funds, a Delaware statutory trust.

Net Assets (as of June 30, 2009)	$83,939,000	$168,599,512

Sales Charges and Fees	Investor Class shares are offered without an initial sales charge.

Investor Class shares are not subject to a contingent deferred sales charge.

Investor Class shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.	Class P shares are offered without an initial sales charge. Class P shares are available only to former investors in Investor Class shares of Transamerica Premier Funds.

Class P shares are not subject to a contingent deferred sales charge.

Class P shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of the Fund. The fee accrues daily and is based on an annual percentage of the daily average net assets.

	Transamerica Premier Growth Opportunities Fund	Transamerica Growth Opportunities

Advisory Fees	TAM is entitled to receive an advisory fee based on an annual rate of the Fund’s average daily net assets: • 0.85% for the first $1 billion of assets;	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

	• 0.82% of the next $1 billion of assets; and	• 0.80% for the first $250 million of assets;

	• 0.80% of assets in excess of $2 billion.	• 0.75% for assets over $250 million and up to $500 million; and

	For the fiscal year ended December 31, 2008, the Fund paid advisory fees of 0.80% of the Fund’s average daily net assets.	• 0.70% for assets in excess of $500 million.

For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.79% of the Fund’s average daily net assets.

Fee Waiver and Expense Limitations	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.40% (other than interest, taxes, brokerage commissions and extraordinary expenses).	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.40% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

•	Growth Stocks. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

•	Preferred Stocks. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

•	Warrants and Rights. Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

•	Convertible Securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

•	Value Investing. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed-income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Foreign Securities. Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

•	Currency. When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of the Investor Class of Transamerica Premier Growth Opportunities Fund and Class A of Transamerica Growth Opportunities has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Fund’s applicable class of shares for different periods compare to the returns of one or more broad measures of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. No performance information is presented for the Class P shares of Transamerica Growth Opportunities because Class P shares are newly offered. The Class P shares of Transamerica Growth Opportunities will have different performance from that shown in the bar charts below because they will have different expenses than that of the share classes shown. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number, 1-888-233-4339, or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Premier Funds” for the Target Fund and “Transamerica Funds” for the Destination Fund)).

Transamerica Premier Growth Opportunities Fund Annual Returns — Investor Class Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	53.56%	Quarter ended:	12/31/1999
Lowest:	(36.17)%	Quarter ended:	3/31/2001

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 13.29%.

Transamerica Premier Growth Opportunities Fund Average Annual Total Returns
(for periods ended 12/31/2008)(1)

Transamerica Premier Growth Opportunities Fund	1 Year	5 Years	10 Years

Investor Class — Return before Taxes	(40.85)%	0.13%	2.08%
Investor Class — Return after taxes on distributions(2)	(40.85)%	(0.01)%	1.10%
Investor Class — Return after taxes on distributions and sale of fund shares(2)	(26.56)%	0.19%	1.74%
Russell Midcap® Growth Index(3)	(44.32)%	(2.33)%	(0.19)%
Russell 2500® Growth Index(4)	(41.50)%	(2.24)%	0.75%

(1)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(2)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(3)	The Russell Midcap® Growth Index measures the performance of mid-cap growth companies (mid-cap companies with high price-to-book ratios and high forecasted growth values). Effective September 18, 2008, the Russell Midcap® Growth Index became the Fund’s primary benchmark to better align the Fund’s benchmark to reflect the universe of securities in the Fund’s portfolio. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

(4)	The Russell 2500® Growth Index is a widely recognized, unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index served as the Fund’s primary benchmark prior to September 18, 2008, at which time it was replaced with the Russell Midcap® Growth Index. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Growth Opportunities Annual Returns — Class A Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	23.35%	Quarter ended:	12/31/2001
Lowest:	(34.23)%	Quarter ended:	3/31/2001

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 12.36%.

Transamerica Growth Opportunities Average Annual Total Returns
(for periods ended 12/31/2008)(1)

			Life of
Transamerica Growth Opportunities	1 Year	5 Years	Fund(2)

Class A — Return before Taxes	(44.44)%	(1.37)%	(5.95)%
Class A — Return after taxes on distributions(3)	(44.44)%	(1.37)%	(5.95)%
Class A — Return after taxes on distributions and sale of fund shares(3)	(28.89)%	(1.16)%	(4.86)%
Russell Midcap® Growth Index(4)	(44.32)%	(2.33)%	(6.81)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

(2)	Class A commenced operations on March 1, 2000.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

The portfolio management discussion of each Fund’s performance for its last fiscal year is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of the Target Fund and the Destination Fund pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2009. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica
	Premier			Transamerica
	Growth		Transamerica	Growth
	Opportunities		Growth	Opportunities
	Fund		Opportunities	(Pro Forma)
	Investor Class		Class P(a)	Class P

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A		N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(b)
Management Fees	0.85%		N/A	0.79%
Rule 12b-1 Fees	0.25%		N/A	0.25%
Other Expenses	0.37%		N/A	0.33%
Total	1.47%		N/A	1.37%
Expense Reduction	0.07	%(c)	N/A	0.00	%(d)
Net Operating Expenses	1.40%		N/A	1.37%

(a)	Because Class P of Transamerica Growth Opportunities is a new share class, no fee and expense information is available for the twelve-month period ended April 30, 2009.

(b)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(c)	Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.40% (other than interest, taxes, brokerage commissions and extraordinary expenses).

(d)	TAM has contractually agreed to limit ordinary operating expenses to the extent required to reduce the Fund’s net expenses to 1.40% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. This expense limitation will be in effect for the Fund through March 1, 2011.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming a Reorganization of the Funds. The example is for comparison purposes only and is not a representation of either Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

			Combined
			Transamerica
	Transamerica	Transamerica	Growth
Number of Years	Premier Growth	Growth	Opportunities
You Own Your Shares	Opportunities Fund	Opportunities	(Pro Forma)

Investor Class/Class P
Year 1	$143	N/A	$139
Year 3	$458	N/A	$434
Year 5	$796	N/A	$750
Year 10	$1,751	N/A	$1,646

REASONS FOR THE PROPOSED REORGANIZATION

The Board of the Target Fund, including its Independent Directors, have unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the pro forma gross expense ratio of the combined Destination Fund is expected to be lower for the Class P shares of the combined Destination Fund as compared to the corresponding class of shares of the Target Fund. Furthermore, the Board Members considered that TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the combined Destination Fund to the extent that the total operating expenses of Class P shares of the combined Destination Fund exceed certain operating expense levels.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund.

Investment Performance

•	The Board Members considered that the performance of the Funds was generally comparable over the 1-, 3- and 5-year periods ended February 28, 2009. The Board Members noted, however, that the Target Fund’s performance was higher for each of the 1-, 3- and 5-year periods.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objective and policies of the Destination Fund and their compatibility with those of the Target Fund.

•	The Board Members considered that TAM is the adviser and TIM is the sub-adviser to the Target Fund and the Destination Fund.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of April 30, 2009, all securities held by each Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 7, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between August 7, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

			Transamerica
			Growth	Pro Forma
	Transamerica	Transamerica	Opportunities	Transamerica
	Premier Growth	Growth	Pro Forma	Growth
	Opportunities Fund	Opportunities	Adjustments	Opportunities

Net Assets (000’s)
Class A	—	$49,756		$49,756
Class B	—	$15,056		$15,056
Class C	—	$11,096		$11,096
Class P	—	—	$91,913	$91,913
Class I	—	$108,752		$108,752
Investor Class(1)	$91,913	—	$(91,913)	—
Net Asset Value Per Share
Class A	—	$7.57		$7.57
Class B	—	$7.03		$7.03
Class C	—	$7.06		$7.06
Class P	—	—	$20.30	$20.30
Class I	—	$7.81		$7.81
Investor Class(1)	$20.30	—	$(20.30)	—
Shares Outstanding (000’s)
Class A	—	6,571		6,571
Class B	—	2,141		2,141
Class C	—	1,571		1,571
Class P	—	—	4,529	4,529
Class I	—	13,920		13,920
Investor Class(1)	4,529	—	(4,529)	—

(1)	Investor Class shares of Transamerica Premier Growth Opportunities Fund will receive Class P shares of the Destination Fund following the Reorganization.

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of the Group 6 Reorganization.

GROUP 6 REORGANIZATION

TRANSAMERICA CONVERTIBLE SECURITIES
(the “Target Fund”)

AND

TRANSAMERICA FLEXIBLE INCOME
(the “Destination Fund”)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A and the Portfolio Management Discussion attached as Exhibit B, because they contain details that are not in the summary.

In the Reorganization, the Target Fund will be reorganized into the Destination Fund, with the Target Fund receiving shares of the corresponding class of the Destination Fund as shown in the following table:

Target Fund & Shares	Destination Fund & Shares

Transamerica Convertible Securities	Transamerica Flexible Income
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Class I

The Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have similar investment objectives, principal investment strategies and policies and related risks. The tables below provide a comparison of certain features of the two Funds. In the tables below, if a row extends across the entire table, the information applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica Convertible Securities to Transamerica Flexible Income

	Transamerica Convertible Securities	Transamerica Flexible Income

Investment Objective	The objective of the Fund is to seek maximum total return through a combination of current income and capital appreciation.	The objective of the Fund is to seek to provide a high total return through a combination of current income and capital appreciation.*

Principal Investment Strategies and Policies	The Fund’s sub- adviser, Transamerica Investment Management, LLC (“TIM”), seeks to achieve this objective by investing principally in convertible securities.	TIM uses a “bottom up” approach to investing and builds the Fund’s portfolio one company at a time.

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the Fund’s assets in other types of securities, including common stock.	The Fund will generally invest at least 80% of net assets in a broad range of fixed-income securities including:

•   U.S. Government and foreign government bonds and notes (including emerging market countries);

• Mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations);

Transamerica Convertible Securities	Transamerica Flexible Income

TIM may invest the Fund’s assets in securities of foreign issuers in addition to securities of domestic issuers.	• Corporate bonds of issuers in the U.S. and foreign countries (including emerging market countries); • Convertible bonds and other convertible securities;

In buying and selling securities for the Fund, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.	• Bank loans and loan participations; • Structured notes; and • Preferred securities.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. The Fund may also invest in other securities and investment strategies in pursuit of its investment objective.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.	With respect to these investments:

1.   Under normal market conditions, at least 50% of the value of the Fund’s assets will be invested in (a) debt securities which have a rating within the four highest grades as determined by Moody’s Investors Service, Inc. (“Moody’s”) (“Aaa, Aa, A or Baa”) or Standard & Poor’s Corporation (“S&P”) (“AAA, AA, A or BBB”); (b) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, (“Moody’s”), or A-1 or A-2 by S&P; or (d) cash or cash equivalents;

2. Up to 50% of the value of the Fund’s assets may be invested in other debt securities which are not rated by Moody’s or S&P or, if so rated, are not within the grades or ratings referred to above; and

3. The Fund may engage in options and futures transactions, foreign currency transactions, and swap transactions.

The Fund may invest up to 20% of its total assets in equity securities, such as common stocks, rights, warrants or preferred stock.

Ordinarily, the Fund will purchase debt securities having call or refunding protection or securities which are not considered by the Fund likely to be called or refunded in the near term, in

Transamerica Convertible Securities	Transamerica Flexible Income

order to preserve initial annual yields to the Fund.

The Fund may invest in securities of any maturity and does not have a target average duration.

Short-Term Trading. The Fund may use short-term trading as a means of managing its portfolio to achieve its investment objectives. As used herein, “short- term trading” means selling securities held for a relatively brief period of time, usually less than three months. Short-term trading will be used by the Fund primarily in two situations:

(a) Market Developments. A security may be sold to avoid depreciation in what the Fund anticipates will be a market decline (a rise in interest rates), or a security may be purchased in anticipation of a market rise (a decline in interest rates) and later sold; and

(b) Yield Disparities. A security may be sold and another of comparable quality purchased at approximately the same time in order to take advantage of what the Fund believes is a temporary disparity in the normal yield relationship between the two securities (a “yield disparity”).

Short-term trading to take advantage of a yield disparity may be undertaken even if levels of interest rates remain unchanged. Yield disparities occur frequently for reasons not directly related to the investment quality of the respective issues or the general movement of interest rates, but may result from changes in the overall demand for or supply of various types of bonds, changes in the investment objectives or the cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

Short-term trading techniques will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because the market in such securities is generally of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to any convertible securities which the Fund may own,

Transamerica Convertible Securities	Transamerica Flexible Income

since such securities will usually be purchased when the Fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

The Fund will engage in short-term trading if it believes the transactions, net of costs (including commission, if any), will result in improving the appreciation potential or income of its portfolio. Whether any improvement will be realized by short-term trading will depend upon the ability of the Fund to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Fund to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. By virtue of short-term trading, the Fund may engage in greater buying and selling activity than investment companies which are not permitted to employ such a policy in seeking their investment objectives. Such activity can result in greater costs of operation than is the case with other investment companies, and risks of loss in portfolio value could be greater. Accordingly, an investment in Fund shares may be more speculative than an investment in shares of an investment company which cannot engage in short-term trading.

The sub-adviser may sell the Fund’s securities when its expectations regarding market interest rates change or the quality or return changes on investment.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that

	Transamerica Convertible Securities	Transamerica Flexible Income

the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Investment Adviser	TAM

Sub-Adviser	TIM

Portfolio Managers	Kirk J. Kim
Portfolio Manager (lead)
Kirk J. Kim is a Principal and Portfolio Manager at TIM. He manages sub- advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.

Peter O. Lopez
Portfolio Manager (lead)
 Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub- advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in Finance and Accounting from the University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.	Kirk J. Kim
Peter O. Lopez

Brian W. Westhoff, CFA
Portfolio Manager (lead)
 Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

Derek S. Brown, CFA
Portfolio Manager (co)
 Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Greg D. Haendel, CFA
Portfolio Manager (co)
Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for

	Transamerica Convertible Securities	Transamerica Flexible Income

		Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

		The Fund’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Business	A diversified open-end investment management company organized as a series of Transamerica Funds, a Delaware statutory trust.

Net Assets (as of June 30, 2009)	$65,121,769	$141,078,936

*	The Fund’s investment objective will change on or before the Closing Date. The Fund’s current investment objective is to seek to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective.

Classes of Shares, Fees and Expenses

	Transamerica Convertible Securities	Transamerica Flexible Income

Sales Charges and Fees	Class A shares are subject to a maximum initial sales charge of 4.75%. Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge for 24 months after purchase.

Class B shares are subject to a maximum deferred sales charge of 5.00%, which declines during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

Class C shares are subject to maximum deferred sales charge of 1.00% if redeemed during the first 12 months of purchase.

Class A shares, Class B shares and Class C shares pay a distribution and service (12b-1) fee, which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.35% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares.

Class I shares are offered without an initial sales charge.

Class I shares are not subject to a contingent deferred sales charge.

Class I shares are not subject to distribution and service (12b-1) fees.

	Transamerica Convertible Securities	Transamerica Flexible Income

Advisory Fees	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):	TAM receives compensation, calculated daily and paid monthly, from the Fund at the indicated annual rates (expressed as a specified percentage of the Fund’s average daily net assets):

	• 0.75% for the first $250 million of assets; and	• 0.725% for the first $250 million of assets;

	• 0.70% for in excess of $250 million.	• 0.675% for assets over $250 million and up to $350 million; and

	For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.75% of the Fund’s average daily net assets.	• 0.625% for assets in excess of $350 million. For the fiscal year ended October 31, 2008, the Fund paid advisory fees of 0.71% of the Fund’s average daily net assets.

Fee Waiver and Expense Limitations	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.35%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35%, excluding 12b-1 fees and extraordinary expenses.	Contractual arrangements have been made with TAM, through March 1, 2011, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.50%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%, excluding 12b-1 fees and extraordinary expenses.

Gross and Net Expenses	For a comparison of the gross and net expenses of the Funds, please see the class fee tables in the “The Funds’ Fees and Expenses” section.

Comparison of Principal Risks of Investing in the Funds

The Funds are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Each Fund is subject to the following principal risks:

•	Market. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

•	Convertible Securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

•	Stocks. Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed-income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s sub-adviser may not make use of derivatives for a variety of reasons.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates.

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

•	Currency. When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The Destination Fund is subject to the following additional principal risks:

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities.

This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Emerging Markets. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

•	Loans. The Fund may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

•	Structured Notes. The Fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

•	High-Yield Debt Securities. High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund’s sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

•	Preferred Stock. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

•	Warrants and Rights. Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

•	Active Trading. The Fund is actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may increase transaction costs and generate a high level of taxable short-term capital gains, both of which may negatively impact the Fund’s performance.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing you how the performance of Class A of Transamerica Convertible Securities and Class A of Transamerica Flexible Income has varied from year to year for 10 years or since inception, as applicable, and how the average total returns of each Fund’s applicable class of shares for different periods compare to the returns of one or more broad measures of market performance. Absent any applicable limitation of or cap on the Funds’ expenses, performance would have been lower. The Class B, Class C and Class I shares of Transamerica Convertible Securities and the Class B, Class C and Class I shares of Transamerica Flexible Income will have different performance from that shown in the bar charts below because they have different expenses than the share classes shown. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Each Fund makes updated information available (available at no charge by calling the Funds’ toll-free number, 1-888-233-4339, or by visiting the Funds’ website at www.transamericafunds.com (select “Transamerica Funds” for the Target Fund and the Destination Fund)).

Transamerica Convertible Securities Annual Returns — Class A Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	11.89%	Quarter ended:	6/30/2003
Lowest:	(17.71)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 8.25%.

Transamerica Convertible Securities Average Annual Total Returns
(for periods ended 12/31/2008)(1)

			Life of
Transamerica Convertible Securities	1 Year	5 Years	Fund(2)

Class A
Return before taxes	(39.09)%	(1.37)%	1.70%
Return after taxes on distributions(3)	(39.45)%	(3.33)%	(0.07)%
Return after taxes on distributions and sale of fund shares(3)	(25.36)%	(1.45)%	1.05%
Class B (Return before Taxes Only)	(39.54)%	(1.21)%	1.75%
Class C (Return before Taxes Only)	(37.00)%	(1.11)%	2.94%
Class I (Return before Taxes Only)	(35.62)%	N/A	(4.48)%
Merrill Lynch All U.S. Convertibles Index(4)	(35.74)%	(3.44)%	(0.29)%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account. After-tax returns are presented for only one class and returns for other classes will vary.

(2)	Class A and Class B commenced operations on March 1, 2002. Class C commenced operations on November 11, 2002. Class I commenced operations on November 15, 2005.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The Merrill Lynch All U.S. Convertibles Index is a widely recognized, unmanaged index of market performance that is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Flexible Income Annual Returns — Class A Shares
(per year ended 12/31)

The highest and lowest quarterly returns for the periods reflected in the table above are:

Highest:	5.43%	Quarter ended:	9/30/2002
Lowest:	(12.66)%	Quarter ended:	12/31/2008

The year-to-date return as of the most recent calendar quarter, which ended 6/30/2009, was 14.54%.

Transamerica Flexible Income Average Annual Total Returns
(for periods ended 12/31/2008)(1)

			10 Years or
			Life of
Transamerica Flexible Income	1 Year	5 Years	Fund(2)

Class A
Return before taxes	(22.66)%	(2.70)%	1.41%
Return after taxes on distributions(3)	(24.20)%	(4.49)%	(0.52)%
Return after taxes on distributions and sale of fund shares(3)	(14.59)%	(3.09)%	0.16%
Class B (Return before Taxes Only)	(23.18)%	(2.58)%	1.36%
Class C (Return before Taxes Only)	(20.07)%	(2.41)%	(0.99)%
Class I (Return before Taxes Only)	(18.34)%	N/A	(2.62)%
Barclays Capital U.S. Aggregate Index(4)	5.24%	4.65%	5.63%
Barclays Capital U.S. Government/Credit Bond Index(5)	5.70%	4.64%	5.64%

(1)	Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account. After-tax returns are presented for only one class and returns for other classes will vary.

(2)	Class A commenced operations on June 29, 1987. Class B commenced operations on October 1, 1995. Class C commenced operations on November 11, 2002. Class I commenced operations on November 8, 2004.

(3)	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

(4)	The Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index) is a broad-based market index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

(5)	The Barclays Capital U.S. Government/Credit Bond Index (formerly, Lehman Brothers U.S. Government/Credit Bond Index), is a broad-based, unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. This index served as the Fund’s benchmark prior to January 1, 2009, at which time it was replaced with the BCUSA Index. This benchmark index change was made to more accurately reflect the principal strategies and policies of the Fund. The index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Note:	Prior to March 1, 2004, a different sub-adviser managed Transamerica Flexible Income, and it employed a different investment program. The performance set forth prior to that date is attributable to the previous sub-adviser.

The portfolio management discussion of each Fund’s performance for its last fiscal year is attached as Exhibit B.

The Funds’ Fees and Expenses

Shareholders of the Target Fund and the Destination Fund pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the table appearing below are based on the expenses of the Funds for the twelve-month period ended April 30, 2009. The table also shows the pro forma expenses of the combined

Destination Fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2009. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

											Combined
											Transamerica
	Transamerica		Transamerica		Transamerica		Transamerica		Transamerica		Flexible
	Convertible		Flexible		Flexible Income		Convertible		Flexible		Income
	Securities		Income		(Pro Forma)		Securities		Income		(Pro Forma)
	Class A		Class A		Class A		Class B		Class B		Class B

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%		4.75%		4.75%		N/A		N/A		N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	N/A	(a)	N/A	(a)	N/A	(a)	5.00	%(b)	5.00	%(b)	5.00	% (b)
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(c)
Management Fees	0.75%		0.71%		0.71%		0.75%		0.71%		0.71%
Rule 12b-1 Fees	0.35%		0.35%		0.35%		1.00%		1.00%		1.00%
Other Expenses	0.30%		0.36%		0.33%		0.33%		0.40%		0.37%
Total	1.40%		1.42%		1.39%		2.08%		2.11%		2.08%
Expense Reduction	0.00	%(d)	0.00	%(e)	0.00	%(f)	0.00	%(d)	0.00	%(e)	0.00	%(f)
Net Operating Expenses	1.40%		1.42%		1.39%		2.08%		2.11%		2.08%

Combined
					Combined				Transamerica
	Transamerica				Transamerica		Transamerica	Transamerica	Flexible
	Convertible		Transamerica		Flexible Income		Convertible	Flexible	Income
	Securities		Flexible Income		(Pro Forma)		Securities	Income	(Pro Forma)
	Class C		Class C		Class C		Class I	Class I	Class I

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	N/A		N/A		N/A		N/A	N/A	N/A
Maximum deferred sales charge (load) (as a % of purchase price or redemption proceeds, whichever is lower)	1.00	%(g)	1.00	%(g)	1.00	%(g)	N/A	N/A	N/A

											Combined
					Combined						Transamerica
	Transamerica				Transamerica		Transamerica		Transamerica		Flexible
	Convertible		Transamerica		Flexible Income		Convertible		Flexible		Income
	Securities		Flexible Income		(Pro Forma)		Securities		Income		(Pro Forma)
	Class C		Class C		Class C		Class I		Class I		Class I

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)(c)
Management Fees	0.75%		0.71%		0.71%		0.75%		0.71%		0.71%
Rule 12b-1 Fees	1.00%		1.00%		1.00%		0.00%		0.00%		0.00%
Other Expenses	0.23%		0.30%		0.25%		0.10%		0.09%		0.08%
Total	1.98%		2.01%		1.96%		0.85%		0.80%		0.79%
Expense Reduction	0.00	%(d)	0.00	%(e)	0.00	%(f)	0.00	%(d)	0.00	%(e)	0.00	%(f)
Net Operating Expenses	1.98%		2.01%		1.96%		0.85%		0.80%		0.79%

(a)	Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge (“CDSC”) for 24 months after purchase.

(b)	Purchases of Class B shares are subject to declining CDSC if redeemed during the first 5 years of purchase (5%-1st year; 4%-2nd year; 3%-3rd year; 2%-4th year; 1%-5th year; 0%-6th year and later).

(c)	Annual fund operating expenses are based on each Fund’s expenses for the twelve-month period ended April 30, 2009.

(d)	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.35%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.35%, excluding 12b-1 fees and extraordinary expenses.

(e)	Contractual arrangements have been made with TAM, through March 1, 2010, to waive fees and/or reimburse fund expenses to the extent that the Fund’s total expenses exceed 1.50%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%, excluding 12b-1 fees and extraordinary expenses.

(f)	Contractual arrangements have been made with TAM, through March 1, 2011, to waive fees and/or reimburse Fund expenses to the extent that the Fund’s total expenses exceed 1.50%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 1.50%, excluding 12b-1 fees and extraordinary expenses.

(g)	Purchases of Class C shares are subject to a 1% CDSC if redeemed during the first 12 months of purchase.

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses remain the same.

The example also assumes no fees for IRA accounts, if applicable. Costs are the same whether you redeem at the end of any period or not, except where indicated for Class B and Class C shares. Pro forma expenses are included assuming a Reorganization of the Funds. The example is for comparison purposes only and is not a representation of either Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

If the shares are redeemed at the end of each period:

	Transamerica		Combined Transamerica
Number of Years	Convertible	Transamerica	Flexible Income
You Own Your Shares	Securities	Flexible Income	(Pro Forma)

Class A
Year 1	$611	$613	$610
Year 3	$897	$903	$894
Year 5	$1,204	$1,214	$1,199
Year 10	$2,075	$2,096	$2,064
Class B*
Year 1	$711	$714	$711
Year 3	$952	$961	$952
Year 5	$1,219	$1,234	$1,219
Year 10	$2,237	$2,266	$2,237
Class C
Year 1	$301	$304	$299
Year 3	$621	$630	$615
Year 5	$1,068	$1,083	$1,057
Year 10	$2,306	$2,338	$2,285
Class I
Year 1	$87	$82	$81
Year 3	$271	$255	$252
Year 5	$471	$444	$439
Year 10	$1,049	$990	$978

If the shares are not redeemed:

	Transamerica		Combined Transamerica
Number of Years	Convertible	Transamerica	Flexible Income
You Own Your Shares	Securities	Flexible Income	(Pro Forma)

Class B*
Year 1	$211	$214	$211
Year 3	$652	$661	$652
Year 5	$1,119	$1,134	$1,119
Year 10	$2,237	$2,266	$2,234
Class C
Year 1	$201	$204	$199
Year 3	$621	$630	$615
Year 5	$1,068	$1,083	$1,057
Year 10	$2,306	$2,338	$2,285

*	Examples for Class B shares assume conversion to Class A shares 8 years after purchase.

REASONS FOR THE PROPOSED REORGANIZATION

The Board of the Target Fund, including its Independent Directors, have unanimously determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The Board of the Destination Fund, including the Independent Trustees, have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. Each Board believes that the proposed Reorganization will be advantageous to the shareholders of the Fund it oversees. In determining whether to approve the Reorganization, the Board Members considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors, including, among others:

General Considerations

•	The Board Members considered that the Reorganization presents an opportunity for the shareholders of the Target Fund to become investors in a combined fund that has a larger asset size without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. The Board Members considered TAM’s belief that this opportunity may give the combined Destination Fund the ability to diversify further its holdings and effect larger portfolio trading transactions, for the benefit of shareholders.

•	The Board Members considered that the Reorganization could eliminate any confusion in the marketplace caused by having two funds with similar investment mandates and enhance the potential for the combined Destination Fund to achieve growth in assets. The Board Members noted that TAM believes that the combined Destination Fund may be better positioned to attract assets than the Target Fund, and that the larger size of the combined Destination Fund may offer the potential for greater economies of scale by enabling the combined Destination Fund to obtain better net prices on securities trades and by reducing per share expenses as fixed expenses are shared over a larger asset base.

•	The Board Members considered that the Reorganization could eliminate certain redundancies and inefficiencies in the Transamerica fund complex product line offerings, which could strengthen TAM’s ability to pursue investment and marketing opportunities on behalf of the Transamerica funds. The Board Members also considered that the Reorganization is one of a number of reorganizations and other initiatives recently approved by the Board Members of the Transamerica funds. The Board Members noted that the initiatives are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

Fees and Expenses

•	The Board Members considered that the pro forma gross expense ratio of the combined Destination Fund is expected to be the same or lower for all classes of shares of the combined Destination Fund as compared to the corresponding class of the Target Fund. The Board Members considered that TAM has contractually undertaken through March 1, 2011 to waive fees and/or reimburse expenses on behalf of the Destination Fund, to the extent that the total operating expenses of Class A, Class B, Class C or Class I of the Destination Fund exceed certain operating expense levels.

•	The Board Members considered that, given the anticipated costs and benefits of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization, would be shared by TAM, and, subject to certain limits, the Target Fund and the Destination Fund.

Investment Performance

•	The Board Members noted that the performance of the Destination Fund was higher than the Target Fund’s performance for the 1-, 3- and 5-year periods ended February 28, 2009.

Tax

•	The Board Members considered the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

Investment Program

•	The Board Members considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Target Fund.

•	The Board Members considered that TAM is the adviser and TIM is the sub-adviser to the Target Fund and the Destination Fund.

Other Considerations

•	The Board Members considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Board Members considered that the portfolio managers of the combined Destination Fund may conclude that a significant number of holdings of the Target Fund may not be consistent with the combined Destination Fund’s long-term investment strategy, and may dispose of such positions, but that TAM represented that portfolio transition should not have a material adverse effect on the Funds and their shareholders and, furthermore, represented that, as of April 30, 2009, all securities held by each Target Fund would comply with the investment policies and restrictions of the Destination Fund.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of August 7, 2009 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the portfolio securities of the Funds between August 7, 2009 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica		Transamerica Flexible	Pro Forma
	Convertible	Transamerica	Income Pro Forma	Transamerica Flexible
	Securities	Flexible Income	Adjustments	Income

Net Assets (000’s)
Class A	$12,054	$18,549		$30,603
Class B	$2,426	$7,998		$10,424
Class C	$5,840	$8,710		$14,550
Class I	$49,461	$119,879		$169,340
Net Asset Value Per Share
Class A	$8.10	$8.02	$(8.10)	$8.02
Class B	$8.03	$8.02	$(8.03)	$8.02
Class C	$8.00	$8.00	$(8.00)	$8.00
Class I	$8.11	$8.05	$(8.11)	$8.05
Shares Outstanding (000’s)
Class A	1,489	2,313	15	3,817
Class B	302	997		1,299
Class C	730	1,089		1,819
Class I	6,102	14,891	42	21,035

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by your Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections immediately following the discussion of this Reorganization.

OTHER IMPORTANT INFORMATION
CONCERNING THE REORGANIZATIONS

Tax Capital Loss Carryforwards & Portfolio Securities

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. Each Target Fund is presently entitled to net capital loss carryforwards for federal income tax purposes in the amounts set forth below. Certain Target Funds currently hold assets with significant net unrealized losses. Each Reorganization may result in limitations on the applicable Destination Fund’s ability to use carryforwards of the corresponding Target Fund and unrealized capital losses inherent in the tax basis of the assets acquired. Those limitations, imposed by Section 382 of the Code, will apply if the shareholders of the Target Fund own less than 50% of the corresponding Destination Fund immediately after the applicable Reorganization, and will be imposed on an annual basis. Certain Reorganizations may result in limitations on the applicable Destination Fund’s ability to use its own capital loss carryforwards (or, in the case of Transamerica Diversified Equity, the capital loss carryforwards of Transamerica Premier Diversified Equity Fund) that originated prior to the Reorganization and on the applicable Destination Fund’s ability to use net unrealized losses inherent in the tax basis of assets that it held prior to the Reorganization. Those limitations, imposed by Section 382 of the Code, will apply if the shareholders of the Destination Fund own less than 50% of the Destination Fund immediately after the applicable Reorganization, and will be imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following a Reorganization that is subject to such a limitation generally will equal the product of the net asset value of the applicable Target Fund or Destination Fund, as applicable, immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service (“IRS”), in effect at the time of the Reorganization.

As of December 31, 2008, the Target Funds had the following unused capital loss carryforwards:

	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring
Fund	in 2009	in 2010	in 2011	in 2012	in 2013	in 2014	in 2015	in 2016	Total

Transamerica Premier Balanced Fund	—	—	—	—	—	—	—	—	$0
Transamerica Value Balanced	—	—	—	—	—	—	—	$3,593,664	$3,593,664
Transamerica Premier Diversified Equity Fund	—	—	—	—	—	—	—	—	$0
Transamerica Premier Institutional Diversified Equity Fund	—	—	—	—	—	—	—	—	$0
Transamerica Science & Technology	—	—	—	—	—	—	—	$503,939	$503,939
Transamerica Templeton Global	$33,613,381	$205,202,944	$57,944,467	—	—	—	—	—	$296,760,792
Transamerica Premier Equity Fund	—	—	—	—	—	—	—	$72,430,260	$72,430,260
Transamerica Premier Institutional Equity Fund	—	—	—	—	—	—	—	$8,387,271	$8,387,271
Transamerica Premier Focus Fund	—	—	—	—	—	—	—	$2,363,260	$2,363,260
Transamerica Premier Growth Opportunities Fund	—	—	—	—	—	—	—	$11,348,518	$11,348,518
Transamerica Convertible Securities	—	—	—	—	—	—	—	$17,337,782	$17,337,782

As of December 31, 2008, the Destination Funds had the following unused capital loss carryforwards:

	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring	Expiring
Fund	in 2009	in 2010	in 2011	in 2012	in 2013	in 2014	in 2015	in 2016	Total

Transamerica Growth Opportunities	$99,198,407	$4,618,369	$7,347,066	—	—	—	—	$20,294,858	$131,458,700
Transamerica Balanced	—	—	—	—	—	—	—	—	$0
Transamerica Flexible Income	—	—	—	—	$890,475	$5,058,097	$6,945,572	$34,692,321	$47,586,465
Transamerica Equity	$308,383,637	$94,611,945	—	—	—	—	—	$52,412,955	$455,408,537
Transamerica High Yield Bond	—	—	$1,545,596	—	—	—	—	$9,181,271	$10,726,867
Transamerica Focus	—	—	—	—	—	—	—	$2,253,582	$2,253,582

Each applicable Reorganization may affect the use of these loss carryforwards in the following manner:

(1) the loss carryforwards of the Target Funds, to the extent utilizable, will benefit the shareholders of the combined Destination Fund, rather than only the shareholders of each applicable Target Fund;

(2) if limited by the Section 382 rules described above, the amount of a Fund’s capital loss carryforwards (and, potentially, unrealized capital losses, to the extent realized within five years) that can be utilized in any taxable year will be limited to the product of the long-term tax-exempt rate at the time of the Reorganization and the aggregate net asset value of the Fund at the time of Reorganization, in the approximate amounts per year set forth below for each Fund (based on August 7, 2009 data):

Fund	Amount

Transamerica Value Balanced	$1,232,566
Transamerica Premier Diversified Equity Fund	$11,187,177
Transamerica Premier Institutional Diversified Equity Fund	$88,223
Transamerica Science & Technology	$2,828,849
Transamerica Templeton Global	$4,481,780
Transamerica Premier Equity Fund	$20,273,883
Transamerica Premier Institutional Equity Fund	$3,729,888
Transamerica Premier Focus Fund	$2,816,811
Transamerica Premier Growth Opportunities Fund	$4,117,711
Transamerica Convertible Securities	$3,128,032
Transamerica Balanced	$4,278,756

; and

(3) unless your Target Fund is Transamerica Premier Diversified Equity Fund, if your Target Fund’s Reorganization closes on a date other than its regular year end, it will cause the Target Fund’s loss carryforwards to expire earlier than the time they otherwise would have expired. Consequently, a significant percentage of one or more Target Fund’s tax capital loss carryforwards may expire unutilized.

If a Destination Fund or Target Fund has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined Destination Fund may not offset that gain, to the extent realized within five years of the applicable Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward or net operating loss of that Destination Fund or Target Fund, as applicable) or, in certain cases, by a net unrealized loss inherent at the time of the applicable Reorganization in the assets of the other Fund involved in the Reorganization.

By reason of the foregoing rules, you may pay more taxes, or pay taxes sooner, than you otherwise would if your Target Fund’s Reorganization did not occur.

Since the Reorganizations are not expected to close until November 13, 2009, the capital loss carryforwards and limitations described above may change between now and the completion of the Reorganizations. The ability of each of the Funds to use these losses (even in the absence of the applicable Reorganizations) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

If a Reorganization is effected, management will analyze and evaluate the portfolio securities of the Target Fund being transferred to the corresponding Destination Fund. Consistent with each Destination Fund’s investment objective and investment strategies and policies, any restrictions imposed by the Code, and in the best interests of each Destination Fund’s shareholders (including former shareholders of each Target Fund), management will influence the extent and duration to which the portfolio securities of the corresponding Target Fund will be maintained by the Destination Fund. It is possible that there may be dispositions of some of the portfolio securities of certain Target Funds following the Reorganizations. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by each combined fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the combined Destination Fund’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Destination Fund.

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

•	Each Target Fund will transfer all of its property and assets to the corresponding Destination Fund. In exchange, each Destination Fund will assume all of the liabilities of the corresponding Target Fund and issue shares, as described below.

•	The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization. The Reorganizations are grouped and described together for convenience.

•	For each Reorganization involving a Target Fund that is a Transamerica Premier Fund, the Destination Fund will issue a number of its Class I shares or Class P shares to the Target Fund on the Closing Date having a net asset value equal to the aggregate net asset value of such Target Fund’s Institutional Class shares or Investor Class shares, respectively.

•	For each Reorganization involving a Target Fund that is a Transamerica Fund, the Destination Fund will issue a number of its Class A shares, Class B shares, Class C shares and -as applicable- Class I shares on the Closing Date having a net asset value equal to the aggregate net asset value of such Target Fund’s Class A shares, Class B shares, Class C shares and -as applicable- Class I shares, respectively.

•	Shares of the corresponding class of each Destination Fund will then be distributed on the Closing Date to the corresponding Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the applicable Reorganization, each Target Fund shareholder will hold shares of the corresponding class of the corresponding Destination Fund with the same aggregate net asset value as their holdings of the applicable class of shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of a Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of a Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The portfolio assets of each Target Fund and corresponding Destination Fund are valued using the same valuation policies and procedures.

•	Each Target Fund will then be terminated after the Closing Date.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations. Following a Reorganization, shareholders of the applicable Target Fund will be subject to the fees and expenses of the corresponding Destination Fund which, as is further discussed in this Information Statement/Prospectus, could be higher than those of the Target Fund.

•	Following the Reorganizations, TAM will continue to act as investment adviser to each Destination Fund and TIM will serve as sub-adviser to each Destination Fund. In the case of Transamerica Legg Mason Partners All Cap — to be renamed Transamerica Focus — it is proposed that the sub-adviser be changed from ClearBridge to TIM; shareholder approval of this proposal is the subject of a separate proxy solicitation of shareholders of Transamerica Legg Mason Partners All Cap. In addition, following the Reorganization of Transamerica Templeton Global into Transamerica Diversified Equity, Templeton will not sub-advise the combined Destination Fund.

•	The exchange of Target Fund shares for Destination Fund shares in a Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganizations generally will not result in the recognition of gain or loss for federal income tax purposes by any Target Fund or Destination Fund.

Agreement and Plan of Reorganization

Each Reorganization will be undertaken pursuant to an Agreement and Plan of Organization (each, a “Plan”) substantially in the form attached as Exhibit A to this Information Statement/Prospectus and incorporated herein by this reference. The description of the Plans contained herein, which includes the material provisions of the Plans, is qualified in its entirety by the attached copy.

Determination of Net Asset Value.  If a Reorganization is approved, the applicable Destination Fund will deliver to each corresponding Target Fund the number of full and fractional Destination Fund shares of each class with an aggregate net asset value equal to the net asset value of the Target Fund attributable to the corresponding class of the Target Fund’s shares. The net asset value per share of each class of such Destination Fund shall be computed using the Destination Funds’ valuation procedures and the net asset value per share of each class of such Target Fund shall be computed using the Target Funds’ valuation policies and procedures. The number of full and fractional Destination Fund shares shall be determined, with respect to each class, by dividing the value of the Target Fund’s net assets with respect to that class of the Target Fund’s shares by the net asset value of one share of the corresponding class of the Destination Fund’s shares (see Section 1.1 of the form of Plan attached as Exhibit A).

Conditions to Closing the Reorganization.  The obligation of each Fund to consummate a given Reorganization is subject to the satisfaction of certain conditions, including the Fund’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the subject Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the form of Plan attached as Exhibit A). The consummation of one Reorganization is not contingent on the consummation of any other Reorganization.

The Funds’ obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the United States federal income tax consequences of the Reorganizations (see Section 8.4 of the form of Plan attached as Exhibit A).

Termination of a Plan.  The Board of Transamerica Premier Funds or the Board of Transamerica Funds may terminate a Plan at any time before the Closing Date, if such Board believes that proceeding with the Plan is inadvisable with respect to the subject Target Fund or Destination Fund. Any such termination will be effective when communicated to the other party (see Section 12 of the form of Plan attached as Exhibit A).

Expenses of the Reorganizations.  The expenses incurred in connection with the Reorganizations will be shared equally by TAM, on the one hand, and, subject to certain limitations, the Target Funds and the Destination Funds, on the other, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization (see Section 10.2 of the form of Plan attached as Exhibit A).

TAX STATUS OF THE REORGANIZATIONS

Each Reorganization is conditioned upon the receipt by Transamerica Premier Funds and Transamerica Funds of an opinion from Bingham McCutchen LLP, counsel to the Funds, substantially to the effect that, for federal income tax purposes:

•	The transfer of all of the applicable Target Fund’s assets to the Destination Fund in exchange solely for the issuance of the Destination Fund shares to the Target Fund and the assumption of the Target Fund’s liabilities by the Destination Fund, followed by the distribution of the Destination Fund shares to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Funds will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the applicable Destination Fund upon receipt of the assets of the corresponding Target Fund and the assumption by such Destination Fund of all of the liabilities of the Target Fund;

•	The tax basis of the assets of the applicable Target Fund in the hands of the corresponding Destination Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

•	The holding period of each asset of the applicable Target Fund in the hands of the corresponding Destination Fund will include the period during which the asset was held by the Target Fund (except where investment activities of the Destination Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the applicable Target Fund upon the transfer of its assets to the corresponding Destination Fund in exchange for the Destination Fund shares and the assumption by such Destination Fund of all of the liabilities of the Target Fund, or upon the distribution of the Destination Fund shares by the Target Fund to its shareholders in complete liquidation, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, or (3) (except in the case of Transamerica Premier Diversified Equity Fund) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-taxable transaction under the Code;

•	No gain or loss will be recognized by the applicable Target Fund shareholders upon the exchange of their Target Fund shares solely for the shares of the corresponding Destination Fund as part of the Reorganization;

•	The aggregate tax basis of the applicable Destination Fund shares received by each shareholder of the corresponding Target Fund in connection with the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor; and

•	The holding period of applicable Destination Fund shares received by a Target Fund shareholder will include the holding period of the shares of the Target Fund that were surrendered in exchange therefor, provided that the shareholder held the Target Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of Transamerica Premier Funds or Transamerica Funds, as applicable, on behalf of the applicable Target Fund, and of Transamerica Funds, on behalf of the applicable Destination Fund.

No tax ruling has been or will be received from the IRS in connection with each Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, each Target Fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the Target Fund shareholders all of the Target Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). The amount of such distributions to the shareholders of each Target Fund is estimated as of November 13, 2009 to be as set forth in the table below. The amounts set forth in the table below are estimates of the applicable Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and net capital gain as if its taxable year ended on the Closing Date. Any amount actually distributed to a Target Fund’s shareholders immediately prior to the applicable Reorganization may be higher or lower than the amount set forth in the table below.

Distribution Amount
Fund	(per Share)

Transamerica Premier Balanced Fund	$0.36908
Transamerica Value Balanced	$0.27387
Transamerica Premier Diversified Equity Fund	$0.04915
Transamerica Premier Institutional Diversified Equity Fund	$0.02980
Transamerica Science & Technology	$0
Transamerica Templeton Global	$0.28995
Transamerica Premier Equity Fund	$0.09303
Transamerica Premier Institutional Equity Fund	$0.06598
Transamerica Premier Focus Fund	$0
Transamerica Premier Growth Opportunities Fund	$0
Transamerica Convertible Securities	$0.33226

Such distributions may result in taxable income to a Target Fund shareholder.

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. Except as expressly set forth above, this discussion does not address any state, local or foreign tax consequences of the Reorganizations. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The following table lists the fundamental investment restrictions for each Target Fund and each Destination Fund. For a more complete discussion of each Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the statement of additional information for this Information Statement/Prospectus.

Transamerica Funds
	Transamerica Premier Funds	(Includes Certain Target Funds and the
	(Includes Certain Target Funds Only)	Destination Funds)

Borrowing	Each Transamerica Premier Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Transamerica Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Senior Securities	Each Transamerica Premier Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise interpreted, modified or otherwise	Each Transamerica Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by

Transamerica Funds
	Transamerica Premier Funds	(Includes Certain Target Funds and the
	(Includes Certain Target Funds Only)	Destination Funds)

	permitted by regulatory authority having jurisdiction, from time to time.	regulatory authority having jurisdiction, from time to time.

Underwriting	Each Transamerica Premier Fund may not act as an underwriter of securities, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) except as permitted under the Securities Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Transamerica Premier Fund may be deemed to be an underwriter within the meaning of the Securities Act, each Transamerica Premier Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.	Each Transamerica Fund may not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Transamerica Fund may be deemed to be an underwriter within the meaning of the Securities Act, each Transamerica Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

Real Estate	Each Transamerica Premier Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Transamerica Premier Fund may, among other things, (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.	Each Transamerica Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Transamerica Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the fund as a result of the ownership of securities.

Lending	Each Transamerica Premier Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Transamerica Fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Concentration	Each Transamerica Premier Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as	Each Transamerica Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the

Transamerica Funds
	Transamerica Premier Funds	(Includes Certain Target Funds and the
	(Includes Certain Target Funds Only)	Destination Funds)

	interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.	1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.

Commodities	Each Transamerica Premier Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or otherwise permitted by regulatory authority having jurisdiction, from time to time.	Each Transamerica Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Diversification	Transamerica Premier Funds Except Transamerica Premier Focus Fund

No stated policy. Each Transamerica Premier Fund is currently classified as a diversified fund under the 1940 Act. This means that each such Transamerica Premier Fund may not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or any certificate of deposit thereof, and securities of other investment companies) if, as a result, with respect to 75% of the value of its total assets, (a) more than 5% of the value of each Transamerica Premier Fund’s total assets would be invested in securities of that issuer, or (b) each Transamerica Premier Fund would hold more than 10% of the outstanding voting securities of that issuer. The 1940 Act requires any change from diversified to non-diversified status of a fund to be approved in advance by fund shareholders.

Transamerica Premier Focus Fund

Transamerica Premier Focus Fund currently operates as a non-diversified fund, but reserves the right to become a diversified fund as defined in the 1940 Act.	Transamerica Funds Except Transamerica Legg Mason Partners All Cap and Transamerica Science & Technology
Each Destination Fund shall be a “diversified company” as that term is defined in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Transamerica Legg Mason Partners All Cap and Transamerica Science & Technology
Transamerica Legg Mason Partners All Cap and Transamerica Science & Technology are each currently a “non- diversified company” as that term is defined in the 1940 Act.

BUYING, SELLING AND EXCHANGING OF FUND SHARES

The following is a comparison of how shareholders may buy, sell and exchange shares of Transamerica Premier Funds and Transamerica Funds and how each Fund determines its net asset value.

Transamerica Funds
Transamerica Premier Funds	(Includes Certain Target Funds and the
(Includes Certain Target Funds Only)	Destination Funds)

Buying Shares	Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

Fund shares may be purchased by check, by Automatic Investment Plan, by telephone, through an authorized dealer, by the internet, by payroll deduction and by wire transfer.

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Premier Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Premier Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege.	Investors may purchase shares of the Funds at the “offering price” of the shares, which is the net asset value per share plus any applicable initial sales charge. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

Fund shares may be purchased by check, by Automatic Investment Plan, by telephone, through an authorized dealer, by the internet, by payroll deduction and by wire transfer.

Class I shares of the Funds are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Shares of the Funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an

Transamerica Funds
	Transamerica Premier Funds	(Includes Certain Target Funds and the
	(Includes Certain Target Funds Only)	Destination Funds)

approved broker-dealer. To the extent authorized by law, Transamerica Funds and each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Minimum Initial Investment	Investor Class shares:

The minimum initial investment (per fund account) must be $1,000 for regular accounts, $250 for IRAs (traditional and Roth) and Coverdell ESAs, $250 for Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”) accounts, and $50 for payroll deduction and automatic investment plan accounts.

Transamerica Premier Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

Institutional Class shares:

The minimum investment is $250,000. The minimum initial investment may be waived from time to time by Transamerica Premier Funds at its discretion.

The minimum initial investment requirements have been waived for wrap programs at broker-dealer firms having applicable selling and wrap agreements with Transamerica Premier Funds and certain qualified retirement plans, excluding IRAs.	Class A, Class B, Class C and Class P shares:

The minimum initial investment (per fund account) must be $1,000 for regular accounts, $1,000 for IRAs (traditional and Roth) and Coverdell ESAs, $1,000 for employer-sponsored retirement plans (includes 403(b), SEP and SIMPLE IRA plans), $1,000 for UGMA or UTMA accounts, and $500 for payroll deduction and automatic investment plan accounts.

Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker- dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI, and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Code.

Class I shares:

No minimum initial investment requirements.

Minimum Subsequent Investment	Investor Class shares: The minimum subsequent investment (per fund account) must be $50 for regular accounts, $50 for IRAs (traditional and	Class A, Class B, Class C and Class P shares: The minimum subsequent investment (per fund account) must be $50 for regular

Transamerica Funds
Transamerica Premier Funds	(Includes Certain Target Funds and the
(Includes Certain Target Funds Only)	Destination Funds)

Roth) and Coverdell ESAs, $50 for Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”) accounts, and $50 (minimum per monthly fund account investment) for payroll deduction and automatic investment plan accounts.

The minimum subsequent investment requirements have been waived for wrap programs at broker-dealer firms having applicable selling and wrap agreements with Transamerica Premier Funds and certain qualified retirement plans, excluding IRAs.

Institutional Class shares:

No minimum subsequent investment requirements.	accounts, $50 for IRAs (traditional and Roth) and Coverdell ESAs, $50 for employer-sponsored retirement plans (includes 403(b), SEP and SIMPLE IRA plans), $50 for Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”) accounts, and $50 (minimum per monthly fund account investment) for payroll deduction and automatic investment plan accounts.

Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker- dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI, and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Code.

Class I shares:

No minimum subsequent investment requirements.

Selling Shares	Selling shares is also referred to as “redeeming” shares. You can redeem your Fund shares on any day the Funds are open for business.

Proceeds from the redemption of your Fund shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Premier Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by	Selling shares is also referred to as “redeeming” shares. You can redeem your Fund shares on any day the Funds are open for business.

Proceeds from the redemption of your Fund shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In

Transamerica Funds
Transamerica Premier Funds	(Includes Certain Target Funds and the
(Includes Certain Target Funds Only)	Destination Funds)

law. In cases where Fund shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Fund shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via Automated Clearing House (“ACH”) (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to a shareholder’s bank such as ACH or expedited wire redemptions.	cases where Fund shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Fund shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via Automated Clearing House (“ACH”) (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to a shareholder’s bank such as ACH or expedited wire redemptions.

Exchanging Shares	You may request an exchange in writing, by phone or by accessing your account through the internet. You can exchange shares in one Fund for shares of another fund offered in the same prospectus as a Fund.

For Investor Class shares, the minimum exchange to a new fund account is $1,000, unless your account is a UGMA, UTMA, or IRA, in which event it is $250. If you want to exchange between existing fund accounts, the required minimum will be $50.

An exchange is treated as a redemption of a Fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read that fund’s prospectus carefully.

If you exchange all your Fund shares to a new fund, any active systematic plan that you maintain with Transamerica Premier	You may request an exchange in writing, by phone or by accessing your account through the internet. You can exchange shares in one Fund for shares of another fund offered in the same prospectus as the Fund.

For Class A, Class B, Class C and Class P shares, the minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

An exchange is treated as a redemption of a Fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read that fund’s prospectus carefully.

Transamerica Funds
	Transamerica Premier Funds	(Includes Certain Target Funds and the
	(Includes Certain Target Funds Only)	Destination Funds)

Funds will also carry over to this new fund unless otherwise instructed.

Transamerica Premier Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice. Transamerica Premier Funds reserves the right to deny any request involving transactions between classes of Fund shares.
If you exchange all your Fund shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice. Transamerica Funds reserves the right to deny any request involving transactions between classes of Fund shares.

Net Asset Value	The net asset value of the Funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business.

The net asset value of each Fund is calculated by taking the value of its net assets and dividing by the number of shares of the Fund that are then outstanding.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar- dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded.	The net asset value of the Funds is determined on each day the NYSE is open for business.

The net asset value of each Fund is calculated by taking the value of its net assets and dividing by the number of shares of the Fund that are then outstanding.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar- dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded.

Distributions	Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Fund will not have to pay income tax on amounts it distributes to shareholders, shareholders that are not generally tax- exempt will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a Fund declares a dividend in October,	Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. If a Fund declares a dividend in October, November, or December payable to shareholders of record in such a month, but pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was

Transamerica Funds
Transamerica Premier Funds	(Includes Certain Target Funds and the
(Includes Certain Target Funds Only)	Destination Funds)

November, or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Each Fund pays its dividend distributions monthly.

You normally will be taxed on distributions you receive from a Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.	declared.

Each Fund pays its dividend distributions monthly. If necessary, each Fund may make distributions at other times as well.

You normally will be taxed on distributions you receive from a Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

ADDITIONAL INFORMATION ABOUT THE DESTINATION FUNDS

Investment Adviser

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for Transamerica Funds. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers’ buying and selling of portfolio securities and fund administration activities. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Destination Fund, and are paid at the rates previously shown in this Information Statement/Prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%), both of which are indirect wholly owned subsidiaries of AEGON NV. AUSA Holding Company is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

TIM is an affiliate of TAM and Transamerica Funds.

The Destination Funds may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits Transamerica Funds and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

As of June 30, 2009, TAM’s assets under management were approximately $37,346,326,030.

Sub-Advisers

TIM, 11111 Santa Monica Blvd., Suite 820, Los Angeles, California 90025, serves as sub-adviser for the Destination Funds.

ClearBridge, 620 Eighth Avenue, New York, NY, 10018, currently serves as sub-adviser to Transamerica Legg Mason Partners All Cap. In connection with Reorganization 4, it is being proposed that ClearBridge be replaced by TIM as sub-adviser to the combined fund.

Templeton, 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to Transamerica Templeton Global. In connection with Reorganization 3, Templeton will not sub-advise the combined fund.

A discussion regarding the basis of the approval by the Board of Transamerica Funds of the advisory arrangements with TIM, ClearBridge and Templeton is available in the Destination Funds’ semi-annual report for the fiscal period ended April 30, 2009.

Distributor and Transfer Agent

TCI is each Destination Fund’s distributor. Transamerica Fund Services, Inc. (“TFS”) is each Destination Fund’s administrator and transfer agent. Each Destination Fund compensates TCI and TFS for their services. TCI and TFS are affiliates of AEGON USA. Certain officers and Trustees of the Destination Funds are also officers and/or directors of TAM, TFS and TCI.

Disclosure of Portfolio Holdings

A detailed description of the Destination Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information. Each Destination Fund publishes its top ten holdings on its website at www.transamericafunds.com (select “Transamerica Funds”) within two weeks after the end of each month. In addition, each Destination Fund publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

Buying, Selling and Exchanging Shares of Destination Fund Shares

Buying Shares.  Investors may purchase shares of the Destination Funds at the “offering price” of the shares, which is the net asset value per share plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceeds $50,000 per day may be rejected and must be submitted in writing.

Class I shares of the Destination Funds are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Class I shares of the Destination Funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.

By Check

•	Make your check payable and send to Transamerica Fund Services, Inc.

•	If you are opening a new account, send your completed application along with your check.

•	If you are purchasing shares in an existing account(s), please reference your account numbers(s) and the Destination Fund(s) you wish to invest in. If you do not specify the Destination Fund(s) in which you wish to invest, and your referenced account is invested in one Fund, your check will be deposited into such Fund.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier checks and third-party checks may be accepted, subject to approval by Transamerica Funds.

By Automatic Investment Plan

•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit the Destination Funds’ website to obtain an AIP request form.

By Telephone

•	You may request an electronic transfer of funds from your bank account to your account with Transamerica Funds. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit the Destination Funds’ website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

By the Internet

•	You may request an electronic transfer of funds from your bank account to your account with Transamerica Funds. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit the Destination Funds’ website for information on how to establish an electronic bank link.

By Payroll Deduction

•	You may have money transferred regularly from your payroll to your account with Transamerica Funds. Call Customer Service to establish this deduction.

By Wire Transfer

•	You may request that your bank wire funds to your account with Transamerica Funds (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

Bank of America, NA, Charlotte, NC, ABA# 026009593, Credit: Transamerica Funds Acct #3600622064, Ref: Shareholder name, fund and account numbers.

•	Shares will be purchased at the next determined net asset value after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer. To the extent authorized by law, Transamerica Funds and each of the Destination Funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

Selling Shares.  Selling shares is also referred to as “redeeming” shares. You can redeem your Destination Fund shares at any time.

Proceeds from the redemption of your Destination Fund shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Destination Fund shares purchased by wire are immediately available and not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To request your redemption and receive payment by:

Direct Deposit — ACH

•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account two to four banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit — Wire

•	You may request an expedited wire redemption in writing, or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•	Written Request: Send a letter requesting a withdrawal to Transamerica Funds. Specify the Destination Fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit — ACH or Check)

•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit the Destination Funds’ website to obtain the appropriate form to complete.

Through an Authorized Dealer

•	You may redeem your Destination Fund shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Destination Fund Shares and Receive Payment May Be Subject to:

•	The type of account you have and if there is more than one shareholder.

•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•	Each Destination Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Destination Fund shares will normally be redeemed for cash, although each Destination Fund retains the right to redeem its shares in kind. Please see the statement of additional information of the Destination Funds for more details.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this prospectus.

Involuntary Redemptions

Each Destination Fund reserves the right to close your account if the account value falls below the Destination Fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Destination Fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law.

Exchanging Shares.  You may request an exchange in writing, by phone, or by accessing your account through the internet.

•	You can exchange shares in one fund for shares in the same class of another fund offered in the same prospectus as the Destination Funds.

•	The minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

•	An exchange is treated as a redemption of a Destination Fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus of that fund carefully.

•	If you exchange all your Destination Fund shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.

•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

Features and Policies

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting the Destination Funds’ website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line (automated phone system).

Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, Transamerica Funds reserves the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, Transamerica Funds will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case Transamerica Funds is unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, Transamerica Funds reserves the right to reinvest the proceeds in Transamerica Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, Transamerica Funds reserves the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance (per Fund Account)	Fee Assessment (per Fund Account)

If your balance is below $1,000 per fund account	$25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:

•	accounts opened within the preceding 12 months for each class of shares, except Class P shares for which no fees will be charged on accounts opened within the preceding 24 months

•	accounts with an active monthly AIP or payroll deduction ($50 minimum per fund account)

•	accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements

•	UTMA/UGMA accounts (held at Transamerica Funds)

•	State Street Custodial Accounts (held at Transamerica Funds)

•	Coverdell ESA accounts (held at Transamerica Funds)

•	Omnibus and Network Level 3 accounts

•	B-share accounts whose shares have started to convert to A-share accounts (as long as combined value of both accounts is at least $1,000)

Telephone Transactions

Transamerica Funds and its transfer agent, TFS, are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. An A-share account which holds shares converted from a B-share account shall be considered as part of the original B share account for purposes of this fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if Transamerica Funds account holder’s name does not appear on the check.

The Destination Funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of the original signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-Mail Communication

As e-mail communications may not be secure, and because Transamerica Funds is unable to take reasonable precautions to verify your shareholder and transaction information, Transamerica Funds cannot respond to account-specific requests received via e-mail. For your protection, Transamerica Funds asks that all transaction requests be submitted only via telephone, mail or through the secure link on the Destination Funds’ website.

Reinvestment Privilege

Within a 90-day period after you sell your Destination Fund shares, you have the right to “reinvest” your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any contingent deferred sales charge you paid on your Destination Fund shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the contingent deferred sales charge) in Class A shares without paying the up-front sales charge. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees are disclosed in the Destination Funds’ prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to Destination Fund shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the Destination Funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

e-Delivery

Transamerica Funds offers e-Delivery, a fast and secure way of receiving statements and other shareholder documents electronically. Subscribers to e-Delivery are notified by e-mail when shareholder materials, such as prospectuses, financial transaction confirmations and financial reports, become available on the Destination Funds’ website.

Once your account is established, visit the Destination Funds’ website at www.transamericafunds.com, choose “Transamerica Funds” and then click on “Manage My Account” for more information and to subscribe. Then, once you have logged in to your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Share Price.  The price at which Destination Fund shares are purchased or redeemed is the net asset value that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the relevant Destination Fund or an authorized intermediary.

The net asset value of each Destination Fund (or class thereof) is determined on each day the NYSE is open for business. The net asset value is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Destination Fund does not price its shares (therefore, the net asset value of a Destination Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Destination Fund).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the net asset value determined as of the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the net asset value at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the net asset value determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the National Securities Clearing Corporation, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds.

Net Asset Value.  The net asset value of each Destination Fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Destination Fund (or class) that are then outstanding.

The Board of Transamerica Funds has approved procedures to be used to value the Destination Funds’ securities for the purposes of determining the Destination Funds’ net asset value. The valuation of the securities of the Destination Funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Destination Funds to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Destination Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board of Transamerica Funds, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Destination Funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with Destination Funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Destination Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Destination Fund determines its net asset value per share.

Distribution Arrangements

Distribution and Service Plans.  The Board of Transamerica Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for Class A, Class B, Class C, and Class P for the Destination Funds. The Rule 12b-1 Plan provides for payments of distribution and service fees, based on annualized percentages of daily net assets, to TCI, broker-dealers, financial intermediaries and others. Under the Rule 12b-1 Plan, the Destination Funds pay distribution and service fees of up to 0.35% for Class A shares, up to 1.00% for Class B shares, up to 1.00% for Class C shares, and up to 0.25% for Class P shares. The fee accrues daily and is based on an annual percentage of the daily average net assets.

In general, because 12b-1 Plan fees are paid on an ongoing basis, these fees will increase the cost of your investment and may cost more than other types of sales charges.

Other Distribution or Service Arrangements.  TCI engages in wholesaling activities designed to support and maintain, and increase the number of, the financial intermediaries who sell Destination Fund shares. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, Destination Fund shares to financial intermediaries and providing sales training, retail broker support and other services. Such activities are financed by TAM and TCI, and not the Destination Funds.

TCI (in connection with, or in addition to, wholesaling services), TAM, TIM and other fund sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who have sold shares of the Destination Funds or sell shares of other series of Transamerica Funds or render investor services to Destination Fund shareholders. Such payments and compensation are in addition to the sales charges, 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the Destination Funds, does not result in increased fund expenses, is not reflected in the fees and expenses sections of the Destination Funds’ prospectus and does not change the price paid by investors for the purchase of a Destination Fund’s shares or the amount received by a shareholder as proceeds from the redemption of fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Destination Funds and/or shareholders in the Destination Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a Destination Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated dollar amount.

As of December 31, 2008, TCI had such revenue sharing arrangements, with over 25 brokers and other financial intermediaries, of which some of the more significant include: Compass Group, Hantz Financial Services, Merrill Lynch, Morgan Stanley, Natcity Investments, Inc., PNC Financial Services Group, CUNA, CUSO, Eagle One, Fintegra, InterSecurities, Inc., Morgan Keegan, Transamerica Financial Advisors, World Group Securities, Raymond James Financial Services, Raymond James and Associates, LPL Financial, CCO Investments, CitiGroup/Smith Barney, UBS Financial, U.S. Bancorp and Wachovia Securities.

In addition, while TCI typically pays most of the sales charge applicable to the sale of Destination Fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge.

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events. For example, representatives of TCI visit brokers and other financial intermediaries and their sales representatives on a regular basis to educate them about the Destination Funds and to encourage the sale of Destination Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars, meetings and conferences, entertainment and meals to the extent permitted by law.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the Destination Funds, and/or revenue sharing arrangements for selling shares of the Destination Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Destination Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Destination Fund shares over other share classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Destination Fund over another investment.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Destination Funds.

Although a Destination Fund may use financial firms that sell Destination Fund shares to effect transactions for the Destination Fund’s portfolio, the Destination Fund and its investment adviser or sub-adviser will not consider the sale of Destination Fund shares as a factor when choosing financial firms to effect those transactions.

Distributions and Taxes

Taxes on Distributions in General.  Each Destination Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Destination Fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. If a Destination Fund declares a dividend in October, November, or December payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

Each Destination Fund pays dividend distributions in accordance with its normal distribution schedule. If necessary, each Destination Fund may make distributions at other times as well.

You normally will be taxed on distributions you receive from a Destination Fund, regardless of whether they are paid to you in cash or are reinvested in additional Destination Fund shares.

Current U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on qualified dividend income. These rates do not apply to corporate taxpayers or certain non-U.S. investors. The following are guidelines for how certain distributions by a Destination Fund are generally taxed to individual taxpayers:

•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by a Destination Fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Destination Fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

•	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

A portion of the dividends received from a Destination Fund (but none of the Destination Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

Each Destination Fund in which you invest will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of a Destination Fund shortly before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and a tax-deferred account investor should consult their tax advisers regarding their investments in a tax-deferred account.

You must provide your taxpayer identification number to a Destination Fund along with certifications required by the IRS upon your investment in that Destination Fund’s shares.

Taxes on the Sale or Exchange of Shares.  If you sell shares of a Destination Fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which generally will be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares, including distributions of net capital gain and any amounts credited to you as undistributed capital gain.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Withholding Taxes.  The Destination Funds may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently, 28%) on all distributions payable to you if you fail to provide the Destination Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-Resident Alien Withholding.  If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding taxes on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence if you are not a U.S. citizen or U.S. resident alien.

Other Tax Information.  This tax discussion is for general information only. In addition to federal income taxes, a Destination Fund shareholder may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Destination Fund. More information is provided in the statement of additional information of the Destination Funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Funds.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Transamerica Funds has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in Destination Fund shares. If you intend to engage in such practices, please do not purchase shares of any of the Destination Funds.  Each Destination Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the Destination Fund reasonably believes to be in connection with market timing or excessive trading. The Destination Funds generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling 90-day period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Destination Funds reserve the right to determine less active trading to be “excessive” or related to market timing.

While the Destination Funds discourage market timing and excessive short-term trading, the Destination Funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. TCI has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Destination Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Further, with respect to Class I shares of the Destination Funds, because such Class I shares may be sold to strategic asset allocation funds, other investors (including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts), and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents, the Destination Funds’ policies and procedures to discourage market timing or excessive trading are enforced by those entities, as appropriate, rather than the Destination Funds.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of the policies of Transamerica Funds. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders. Similarly, orders to purchase, redeem or exchange shares forwarded by accounts maintained on behalf of institutional investors or insurers (for example, separate accounts of insurance companies) with respect to their accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of the policies of Transamerica Funds. However, the market timing and excessive trading policies of these investors/insurers (or their accounts) may apply to transactions by persons who, in turn, invest through these investors/insurers (or through their accounts).

Temporary Defensive Strategies

For temporary defensive purposes, a Destination Fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Destination Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a Destination Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

FINANCIAL HIGHLIGHTS

Transamerica Funds

The following tables show the financial performance of Class A, Class B, and Class C of Transamerica Balanced for the past five fiscal years and for the six-month period ended April 30, 2009.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Balanced (assuming reinvestment of all distributions). This information through the period ended October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Annual Report for Transamerica Funds. The Annual and Semi-Annual Reports of Transamerica Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Funds”).

For a share outstanding throughout each period

	Transamerica Balanced
	Class A
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$16.44		$25.70	$22.05	$19.90	$18.53	$17.43

Investment operations
Net investment income(a)	0.16		0.28	0.17	0.12	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.31		(8.64)	3.62	2.12	1.41	1.08

Total from investment operations	0.47		(8.36)	3.79	2.24	1.56	1.22

Distributions
Net investment income	(0.17)		(0.24)	(0.14)	(0.09)	(0.19)	(0.12)
Net realized gains on investments	(1.03)		(0.66)	—	—	—	—

Total distributions	(1.20)		(0.90)	(0.14)	(0.09)	(0.19)	(0.12)

Net asset value
End of period/year	$15.71		$16.44	$25.70	$22.05	$19.90	$18.53

Total return(b)	3.37	%(c)	(33.55)%	17.28%	11.27%	8.41%	7.03%

Net assets end of period/year (thousands)	$51,144		$49,917	$61,565	$55,547	$62,440	$72,997

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.72	%(d)	1.52%	1.56%	1.58%	1.59%	1.70%
Before reimbursement/fee waiver	1.72	%(d)	1.52%	1.56%	1.58%	1.59%	1.70%
Net investment income, to average net assets(e)	2.11	%(d)	1.27%	0.73%	0.57%	0.75%	0.76%
Portfolio turnover rate	63	%(c)	52%	52%	51%	27%	107%

	Transamerica Balanced
	Class B
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$16.37		$25.58	$21.98	$19.88	$18.47	$17.39

Investment operations
Net investment income(a)	0.10		0.13	0.04	—(f )	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.30		(8.58)	3.60	2.12	1.40	1.08

Total from investment operations	0.40		(8.45)	3.64	2.12	1.44	1.12

Distributions
Net investment income	(0.11)		(0.10)	(0.04)	(0.02)	(0.03)	(0.04)
Net realized gains on investments	(1.03)		(0.66)	—	—	—	—

Total distributions	(1.14)		(0.76)	(0.04)	(0.02)	(0.03)	(0.04)

Net asset value
End of period/year	$15.63		$16.37	$25.58	$21.98	$19.88	$18.47

Total return(b)	2.92	%(c)	(33.95)%	16.57%	10.65%	7.80%	6.44%

Net assets end of period/year (thousands)	$22,921		$32,469	$96,573	$118,286	$142,479	$170,630

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.45	%(d)	2.15%	2.14%	2.15%	2.14%	2.26%
Before reimbursement/fee waiver	2.50	%(d)	2.15%	2.14%	2.15%	2.14%	2.26%
Net investment income, to average net assets(e)	1.39	%(d)	0.59%	0.15%	0.01%	0.20%	0.19%
Portfolio turnover rate	63	%(c)	52%	52%	51%	27%	107%

	Transamerica Balanced
	Class C
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$16.30		$25.50	$21.91	$19.82	$18.45	$17.39

Investment operations
Net investment income (loss)(a)	0.11		0.15	0.04	0.01	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	0.32		(8.56)	3.59	2.10	1.41	1.11

Total from investment operations	0.43		(8.41)	3.63	2.11	1.45	1.10

Distributions
Net investment income	(0.13)		(0.13)	(0.04)	(0.02)	(0.08)	(0.04)
Net realized gains on investments	(1.03)		(0.66)	—	—	—	—

Total distributions	(1.16)		(0.79)	(0.04)	(0.02)	(0.08)	(0.04)

Net asset value
End of period/year	$15.57		$16.30	$25.50	$21.91	$19.82	$18.45

Total return(b)	3.09	%(c)	(33.92)%	16.61%	10.64%	7.85%	6.33%

Net assets end of period/year (thousands)	$16,077		$17,719	$32,569	$36,750	$43,276	$53,990

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.28	%(d)	2.08%	2.11%	2.12%	2.13%	2.28%
Before reimbursement/fee waiver	2.28	%(d)	2.08%	2.11%	2.12%	2.13%	2.28%
Net investment income (loss), to average net assets(e)	1.55	%(d)	0.69%	0.18%	0.03%	0.21%	(0.08)%
Portfolio turnover rate	63	%(c)	52%	52%	51%	27%	107%

The following tables show the financial performance of Class A, Class B, and Class C of Transamerica Value Balanced for the past five fiscal years and for the six-month period ended April 30, 2009.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Value Balanced (assuming reinvestment of all distributions). This information through the period ended October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Annual Report for Transamerica Funds. The Annual and Semi-Annual Reports for Transamerica Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Funds”).

For a share outstanding throughout each period

	Transamerica Value Balanced
	Class A
			October 31,	October 31,	October 31,	October 31,	October 31,
	April 30, 2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$8.91		$14.38	$13.30	$11.95	$12.11	$11.49

Investment operations
Net investment income(a)	0.14		0.30	0.28	0.23	0.24	0.18
Net realized and unrealized gain (loss) on investments	(0.49)		(4.74)	1.41	1.54	0.69	0.61

Total from investment operations	(0.35)		(4.44)	1.69	1.77	0.93	0.79

Distributions
Net investment income	(0.12)		(0.31)	(0.23)	(0.24)	(0.25)	(0.17)
Net realized gains on investments	—		(0.72)	(0.38)	(0.18)	(0.84)	—

Total distributions	(0.12)		(1.03)	(0.61)	(0.42)	(1.09)	(0.17)

Net asset value
End of period/year	$8.44		$8.91	$14.38	$13.30	$11.95	$12.11

Total return(b)	(3.87	)%(c)	(32.94)%	13.11%	15.09%	7.79%	6.99%

Net assets end of period/year (thousands)	$16,077		$18,666	$32,485	$32,666	$32,934	$37,393

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.55	%(d)	1.55%	1.55%	1.55%	1.55%	1.55%
Before reimbursement/fee waiver	1.89	%(d)	1.56%	1.58%	1.63%	1.59%	1.63%
Net investment income, to average net assets(e)	3.19	%(d)	2.51%	2.06%	1.84%	2.03%	1.50%
Portfolio turnover rate	55	%(c)	50%	42%	42%	57%	122%

	Transamerica Value Balanced
	Class B
			October 31,	October 31,	October 31,	October 31,	October 31,
	April 30, 2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$8.88		$14.32	$13.25	$11.91	$12.07	$11.46

Investment operations
Net investment income(a)	0.11		0.22	0.19	0.15	0.17	0.10
Net realized and unrealized gain (loss) on investments	(0.49)		(4.72)	1.41	1.53	0.68	0.61

Total from investment operations	(0.38)		(4.50)	1.60	1.68	0.85	0.71

Distributions
Net investment income	(0.09)		(0.22)	(0.15)	(0.16)	(0.17)	(0.10)
Net realized gains on investments	—		(0.72)	(0.38)	(0.18)	(0.84)	—

Total distributions	(0.09)		(0.94)	(0.53)	(0.34)	(1.01)	(0.10)

Net asset value
End of period/year	$8.41		$8.88	$14.32	$13.25	$11.91	$12.07

Total return(b)	(4.20	)%(c)	(33.37)%	12.40%	14.28%	7.13%	6.23%

Net assets end of period/year (thousands)	$4,592		$6,414	$17,508	$20,405	$24,072	$29,409

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.20%	2.20%	2.20%	2.20%	2.20%
Before reimbursement/fee waiver	2.75	%(d)	2.30%	2.27%	2.28%	2.27%	2.30%
Net investment income, to average net assets(e)	2.55	%(d)	1.83%	1.43%	1.20%	1.39%	0.81%
Portfolio turnover rate	55	%(c)	50%	42%	42%	57%	122%

	Transamerica Value Balanced
	Class C
			October 31,	October 31,	October 31,	October 31,	October 31,
	April 30, 2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$8.87		$14.31	$13.25	$11.91	$12.07	$11.46

Investment operations
Net investment income(a)	0.11		0.22	0.19	0.15	0.17	0.11
Net realized and unrealized gain (loss) on investments	(0.48)		(4.72)	1.41	1.53	0.69	0.60

Total from investment operations	(0.37)		(4.50)	1.60	1.68	0.86	0.71

Distributions
Net investment income	(0.09)		(0.22)	(0.16)	(0.16)	(0.18)	(0.10)
Net realized gains on investments	—		(0.72)	(0.38)	(0.18)	(0.84)	—

Total distributions	(0.09)		(0.94)	(0.54)	(0.34)	(1.02)	(0.10)

Net asset value
End of period/year	$8.41		$8.87	$14.31	$13.25	$11.91	$12.07

Total return(b)	(4.10	)%(c)	(33.33)%	12.40%	14.33%	7.18%	6.31%

Net assets end of period/year (thousands)	$4,803		$5,833	$11,674	$11,316	$11,926	$14,285

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.13%	2.17%	2.20%	2.16%	2.20%
Before reimbursement/fee waiver	2.41	%(d)	2.13%	2.17%	2.20%	2.16%	2.39%
Net investment income, to average net assets(e)	2.54	%(d)	1.92%	1.44%	1.19%	1.43%	0.78%
Portfolio turnover rate	55	%(c)	50%	42%	42%	57%	122%

The following tables show the financial performance of Class A, Class B, Class C, and Class I of Transamerica Science & Technology for the past five fiscal and for the six-month period ended April 30, 2009.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Science & Technology (assuming reinvestment of all distributions). This information through the period ended October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Funds. The Annual and Semi-Annual Reports for Transamerica Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Funds”).

For a share outstanding throughout each period

	Transamerica Science & Technology
	Class A
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$2.84		$5.67	$3.91	$3.82	$3.80	$3.61

Investment operations
Net investment income (loss)(a)	(0.01)		(0.04)	(0.05)	(0.03)	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	0.06		(2.61)	1.81	0.18	0.02	0.23

Total from investment operations	0.05		(2.65)	1.76	0.15	0.05	0.19

Distributions
Net investment income	—		—	—	—	(0.03)	—
Net realized gains on investments	—		(0.18)	—	(0.06)	—	—

Total distributions	—		(0.18)	—	(0.06)	(0.03)	—

Net asset value
End of period/year	$2.89		$2.84	$5.67	$3.91	$3.82	$3.80

Total return(b)	1.76	%(c)	(48.18)%	45.01%	3.78%	1.23%	5.26%

Net assets end of period/year (thousands)	$3,839		$3,778	$7,874	$5,616	$65,423	$119,985

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.53	%(d)	1.53%	1.53%	1.53%	1.32%	1.36%
Before reimbursement/fee waiver	2.23	%(d)	1.70%	1.77%	1.67%	1.32%	1.36%
Net investment income (loss), to average net assets(e)	(0.83	)%(d)	(1.02)%	(1.03)%	(0.72)%	0.63%	(1.12)%
Portfolio turnover rate	36	%(c)	47%	66%	94%	73%	41%

	Transamerica Science & Technology
	Class B
	April 30,		October 31,	October 31,	October 31,	October 31,		October 31,
	2009		2008	2007	2006	2005		2004
	(Unaudited)

Net asset value
Beginning of period/year	$2.68		$5.40	$3.74	$3.68	$3.68		$3.51

Investment operations
Net investment loss(a)	(0.02)		(0.07)	(0.07)	(0.06)	(0.02)		(0.06)
Net realized and unrealized gain (loss) on investments	0.06		(2.47)	1.73	0.18	0.02		0.23

Total from investment operations	0.04		(2.54)	1.66	0.12	—		0.17

Distributions
Net realized gains on investments	—		(0.18)	—	(0.06)	—		—

Total distributions	—		(0.18)	—	(0.06)	—		—

Net asset value
End of period/year	$2.72		$2.68	$5.40	$3.74	$3.68		$3.68

Total return(b)	1.49	%(c)	(48.56)%	44.39%	3.10%	—	%(j)	4.84%

Net assets end of period/year (thousands)	$1,640		$2,094	$4,913	$4,208	$5,316		$6,874

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.18	%(d)	2.18%	2.18%	2.18%	2.20%		1.91%
Before reimbursement/fee waiver	3.20	%(d)	2.53%	2.53%	2.57%	2.68%		1.91%
Net investment loss, to average net assets(e)	(1.48	)%(d)	(1.67)%	(1.67)%	(1.58)%	(0.58)%		(1.68)%
Portfolio turnover rate	36	%(c)	47%	66%	94%	73%		41%

	Transamerica Science & Technology
	Class C
	April 30,		October 31,	October 31,	October 31,	October 31,		October 31,
	2009		2008	2007	2006	2005		2004
	(Unaudited)

Net asset value
Beginning of period/year	$2.68		$5.39	$3.73	$3.67	$3.67		$3.51

Investment operations
Net investment loss(a)	(0.02)		(0.07)	(0.07)	(0.06)	(0.02)		(0.07)
Net realized and unrealized gain (loss) on investments	0.06		(2.46)	1.73	0.18	0.02		0.23

Total from investment operations	0.04		(2.53)	1.66	0.12	—		0.16

Distributions
Net realized gains on investments	—		(0.18)	—	(0.06)	—		—

Total distributions	—		(0.18)	—	(0.06)	—		—

Net asset value
End of period/year	$2.72		$2.68	$5.39	$3.73	$3.67		$3.67

Total return(b)	1.49	%(c)	(48.46)%	44.50%	3.11%	—	%(j)	4.56%

Net assets end of period/year (thousands)	$1,259		$1,417	$2,799	$2,045	$2,779		$4,089

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.18	%(d)	2.18%	2.18%	2.18%	2.20%		2.20%
Before reimbursement/fee waiver	2.74	%(d)	2.31%	2.36%	2.35%	2.65%		2.60%
Net investment loss, to average net assets(e)	(1.48	)%(d)	(1.67)%	(1.63)%	(1.57)%	(0.51)%		(1.94)%
Portfolio turnover rate	36	%(c)	47%	66%	94%	73%		41%

	Transamerica Science & Technology
	Class I
	April 30,		October 31,	October 31,	October 31,
	2009		2008	2007	2006(g)
	(Unaudited)

Net asset value
Beginning of period/year	$2.89		$5.74	$3.93	$3.98

Investment operations
Net investment income (loss)(a)	—(f	)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.06		(2.65)	1.83	0.02

Total from investment operations	0.06		(2.67)	1.81	0.01

Distributions
Net investment income	—		—	—	—
Net realized gains on investments	—		(0.18)	—	(0.06)

Total distributions	—		(0.18)	—	(0.06)

Net asset value
End of period/year	$2.95		$2.89	$5.74	$3.93

Total return(b)	2.08	%(c)	(47.93)%	46.06%	0.12	%(c)

Net assets end of period/year (thousands)	$45,789		$46,222	$84,206	$57,642

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.06	%(d)	0.91%	0.92%	0.92	%(d)
Before reimbursement/fee waiver	1.06	%(d)	0.91%	0.92%	0.92	%(d)
Net investment income (loss), to average net assets(e)	(0.36	)%(d)	(0.41)%	(0.41)%	(0.35	)%(d)
Portfolio turnover rate	36	%(c)	47%	66%	94	%(c)

The following tables show the financial performance of Class A, Class B, and Class C of Transamerica Templeton Global for the past five fiscal years and for the six-month period ended April 30, 2009.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Templeton Global (assuming reinvestment of all distributions). This information through the period ended October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Funds. The Annual and Semi-Annual Reports for Transamerica Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Funds”).

For a share outstanding throughout each period

	Transamerica Templeton Global
	Class A
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$19.63		$35.83	$29.28	$24.68	$22.57	$21.41

Investment operations
Net investment income (loss)(a)	0.12		0.33	0.19	0.15	0.21	(0.07)
Net realized and unrealized gain (loss) on investments	(0.75)		(16.19)	6.70	4.45	2.14	1.23

Total from investment operations	(0.63)		(15.86)	6.89	4.60	2.35	1.16

Distributions
Net investment income	(0.18)		(0.34)	(0.34)	—(f )	(0.24)	—

Total distributions	(0.18)		(0.34)	(0.34)	—(f )	(0.24)	—

Net asset value
End of period/year	$18.82		$19.63	$35.83	$29.28	$24.68	$22.57

Total return(b)	(3.23	)%(c)	(44.68)%	23.74%	18.65%	10.41%	5.41%

Net assets end of period/year (thousands)	$66,649		$73,721	$118,738	$117,367	$385,504	$226,517

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.55	%(d)	1.55%	1.55%	1.55%	1.42%	1.85%
Before reimbursement/fee waiver	2.10	%(d)	1.61%	1.63%	1.62%	1.42%	1.85%
Net investment income (loss), to average net assets(e)	1.30	%(d)	1.13%	0.59%	0.55%	0.85%	(0.31)%
Portfolio turnover rate	14	%(c)	28%	30%	55%	79%	140%

	Transamerica Templeton Global
	Class B
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$18.41		$33.52	$27.40	$23.24	$21.23	$20.25

Investment operations
Net investment income (loss)(a)	0.05		0.08	(0.02)	(0.01)	0.02	(0.20)
Net realized and unrealized gain (loss) on investments	(0.71)		(15.14)	6.28	4.17	1.99	1.18

Total from investment operations	(0.66)		(15.06)	6.26	4.16	2.01	0.98

Distributions
Net investment income	—		(0.05)	(0.14)	—	—(f )	—

Total distributions	—		(0.05)	(0.14)	—	—(f )	—

Net asset value
End of period/year	$17.75		$18.41	$33.52	$27.40	$23.24	$21.23

Total return(b)	(3.59	)%(c)	(44.99)%	22.94%	17.90%	9.48%	4.83%

Net assets end of period/year (thousands)	$8,209		$10,746	$63,876	$75,711	$90,877	$117,409

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.20%	2.20%	2.20%	2.20%	2.49%
Before reimbursement/fee waiver	3.25	%(d)	2.44%	2.39%	2.42%	2.41%	2.49%
Net investment income (loss), to average net assets(e)	0.62	%(d)	0.29%	(0.07)%	(0.05)%	0.07%	(0.93)%
Portfolio turnover rate	14	%(c)	28%	30%	55%	79%	140%

	Transamerica Templeton Global
	Class C
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$18.27		$33.47	$27.37	$23.21	$21.21	$20.25

Investment operations
Net investment income (loss)(a)	0.05		0.12	(0.02)	(0.01)	0.02	(0.15)
Net realized and unrealized gain (loss) on investments	(0.70)		(15.10)	6.27	4.17	1.99	1.11

Total from investment operations	(0.65)		(14.98)	6.25	4.16	2.01	0.96

Distributions
Net investment income	—		(0.22)	(0.15)	—	(0.01)	—

Total distributions	—		(0.22)	(0.15)	—	(0.01)	—

Net asset value
End of period/year	$17.62		$18.27	$33.47	$27.37	$23.21	$21.21

Total return(b)	(3.56	)%(c)	(45.05)%	22.95%	17.87%	9.52%	4.74%

Net assets end of period/year (thousands)	$12,406		$14,286	$31,506	$32,341	$36,938	$48,378

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.20%	2.20%	2.20%	2.20%	2.18%
Before reimbursement/fee waiver	2.73	%(d)	2.26%	2.31%	2.35%	2.38%	2.18%
Net investment income (loss), to average net assets(e)	0.64	%(d)	0.43%	(0.07)%	(0.05)%	0.07%	(0.72)%
Portfolio turnover rate	14	%(c)	28%	30%	55%	79%	140%

The following tables show the financial performance of Class A, Class B, Class C, Class I and Class T of Transamerica Equity for the past five fiscal years and for the six-month period ended April 30, 2009.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Equity (assuming reinvestment of all distributions). This information through the period ended October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Funds. The Annual and Semi-Annual Reports for Transamerica Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Funds”).

For a share outstanding throughout each period

	Transamerica Equity
	Class A
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$6.85		$12.07	$9.83	$8.87	$7.44	$6.86

Investment operations
Net investment income (loss)(a)	0.02		(0.01)	(0.05)	(0.07)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.33)		(5.21)	2.29	1.11	1.58	0.65

Total from investment operations	(0.31)		(5.22)	2.24	1.04	1.56	0.58

Distributions
Net realized gains on investments	—		—	—	(0.08)	(0.13)	—

Total distributions	—		—	—	(0.08)	(0.13)	—

Net asset value
End of period/year	$6.54		$6.85	$12.07	$9.83	$8.87	$7.44

Total return(b)	(4.53	)%(c)	(43.25)%	22.79%	11.71%	21.16%	8.45%

Net assets end of period/year (thousands)	$270,559		$300,140	$532,251	$500,483	$301,635	$176,851

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.52	%(d)	1.39%	1.40%	1.51%	1.36%	1.50%
Before reimbursement/fee waiver	1.66	%(d)	1.39%	1.40%	1.51%	1.36%	1.50%
Net investment income (loss), to average net assets(e)	0.51	%(d)	(0.07)%	(0.48)%	(0.70)%	(0.27)%	(0.90)%
Portfolio turnover rate	23	%(c)	33%	62%	19%	39%	97%

	Transamerica Equity
	Class B
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$6.42		$11.39	$9.35	$8.49	$7.19	$6.68

Investment operations
Net investment loss(a)	—(f	)	(0.08)	(0.12)	(0.12)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.32)		(4.89)	2.16	1.06	1.51	0.62

Total from investment operations	(0.32)		(4.97)	2.04	0.94	1.43	0.51

Distributions
Net realized gains on investments	—		—	—	(0.08)	(0.13)	—

Total distributions	—		—	—	(0.08)	(0.13)	—

Net asset value
End of period/year	$6.10		$6.42	$11.39	$9.35	$8.49	$7.19

Total return(b)	(4.98	)%(c)	(43.63)%	21.82%	11.06%	20.03%	7.68%

Net assets end of period/year (thousands)	$44,507		$59,479	$191,007	$222,144	$49,865	$47,928

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17	%(d)	2.17%	2.17%	2.17%	2.18%	2.20%
Before reimbursement/fee waiver	2.64	%(d)	2.21%	2.21%	2.34%	2.61%	2.72%
Net investment loss, to average net assets(e)	(0.12	)%(d)	(0.87)%	(1.25)%	(1.34)%	(0.99)%	(1.62)%
Portfolio turnover rate	23	%(c)	33%	62%	19%	39%	97%

	Transamerica Equity
	Class C
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$6.44		$11.42	$9.37	$8.50	$7.20	$6.68
Investment operations
Net investment loss(a)	—(f	)	(0.07)	(0.11)	(0.12)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.31)		(4.91)	2.16	1.07	1.51	0.63

Total from investment operations	(0.31)		(4.98)	2.05	0.95	1.43	0.52

Distributions
Net realized gains on investments	—		—	—	(0.08)	(0.13)	—

Total distributions	—		—	—	(0.08)	(0.13)	—

Net asset value
End of period/year	$6.13		$6.44	$11.42	$9.37	$8.50	$7.20

Total return(b)	(4.81	)%(c)	(43.61)%	21.88%	11.16%	20.05%	7.78%

Net assets end of period/year (thousands)	$37,088		$46,676	$101,226	$97,047	$23,656	$21,808

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17	%(d)	2.04%	2.07%	2.10%	2.18%	2.20%
Before reimbursement/fee waiver	2.35	%(d)	2.04%	2.07%	2.10%	2.31%	2.55%
Net investment loss, to average net assets(e)	(0.13	)%(d)	(0.72)%	(1.15)%	(1.27)%	(1.00)%	(1.63)%
Portfolio turnover rate	23	%(c)	33%	62%	19%	39%	97%

	Transamerica Equity
	Class I
	April 30,		October 31,	October 31,	October 31,
	2009		2008	2007	2006(g)
	(Unaudited)

Net asset value
Beginning of period/year	$6.99		$12.23	$9.90	$9.17

Investment operations
Net investment income(a)	0.04		0.06	0.01	—(f	)
Net realized and unrealized gain (loss) on investments	(0.34)		(5.30)	2.32	0.81

Total from investment operations	(0.30)		(5.24)	2.33	0.81

Distributions
Net investment income	(0.04)		—	—	—
Net realized gains on investments	—		—	—	(0.08)

Total distributions	(0.04)		—	—	(0.08)

Net asset value
End of period/year	$6.65		$6.99	$12.23	$9.90

Total return(b)	(4.25	)%(c)	(42.85)%	23.54%	8.83	%(c)

Net assets end of period/year (thousands)	$454,741		$500,722	$888,019	$714,803

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.80	%(d)	0.75%	0.78%	0.81	%(d)
Before reimbursement/fee waiver	0.80	%(d)	0.75%	0.78%	0.81	%(d)
Net investment income, to average net assets(e)	1.23	%(d)	0.55%	0.13%	0.02	%(d)
Portfolio turnover rate	23	%(c)	33%	62%	19	%(c)

	Transamerica Equity
	Class T
	April 30,		October 31,	October 31,	October 31,
	2009		2008	2007	2006(h)
	(Unaudited)

Net asset value
Beginning of period/year	$19.14		$33.53	$27.18	$27.10

Investment operations
Net investment income(a)	0.08		0.12	—	—(f	)
Net realized and unrealized gain (loss) on investments	(0.92)		(14.51)	6.35	0.08

Total from investment operations	(0.84)		(14.39)	6.35	0.08

Distributions
Net investment income	—(f	)	—	—	—

Total distributions	—(f	)	—	—	—

Net asset value
End of period/year	$18.30		$19.14	$33.53	$27.18

Total return(b)	(4.38	)%(c)	(42.92)%	23.36%	0.30	%(c)

Net assets end of period/year (thousands)	$79,859		$90,881	$183,495	$195,420

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.02	%(d)	0.89%	0.91%	0.84	%(d)
Before reimbursement/fee waiver	1.02	%(d)	0.89%	0.91%	0.84	%(d)
Net investment income (loss), to average net assets(e)	1.01	%(d)	0.42%	0.01%	(0.21	)%(d)
Portfolio turnover rate	23	%(c)	33%	62%	19	%(c)

The following tables show the financial performance of Class A, Class B, and Class C of Transamerica Legg Mason Partners All Cap for the past five fiscal years and for the six-month period ended April 30, 2009.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Legg Mason Partners All Cap (assuming reinvestment of all distributions).

This information through the period ended October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Funds. The Annual and Semi-Annual Reports for Transamerica Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Funds”).

For a share outstanding throughout each period

	Transamerica Legg Mason Partners All Cap
	Class A
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value (thousands)
Beginning of period/year	$9.98		$17.08	$18.18	$16.10	$14.80	$13.95

Investment operations
Net investment income (loss)(a)	0.05		0.12	0.07	0.09	0.06	(0.03)
Net realized and unrealized gain (loss) on investments	(0.80)		(5.73)	1.49	2.55	1.24	0.88

Total from investment operations	(0.75)		(5.61)	1.56	2.64	1.30	0.85

Distributions
Net investment income	(0.15)		—	(0.06)	(0.01)	—(f )	—
Net realized gains on investments	—		(1.49)	(2.60)	(0.55)	—	—

Total distributions	(0.15)		(1.49)	(2.66)	(0.56)	—(f )	—

Net asset value
End of period/year	$9.08		$9.98	$17.08	$18.18	$16.10	$14.80

Total return(b)	(7.58	)%(c)	(35.81)%	9.27%	16.74%	8.79%	6.09%

Net assets end of period/year (thousands)	$26,920		$28,237	$49,938	$55,622	$173,929	$438,047

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.55	%(d)	1.55%	1.55%	1.55%	1.32%	1.33%
Before reimbursement/fee waiver	1.91	%(d)	1.59%	1.56%	1.57%	1.32%	1.33%
Net investment income (loss), to average net assets(e)	1.15	%(d)	0.85%	0.42%	0.52%	0.36%	(0.17)%
Portfolio turnover rate	15	%(c)	27%	17%	25%	27%	25%

	Transamerica Legg Mason Partners All Cap
	Class B
			October 31,	October 31,	October 31,	October 31,	October 31,
	April 30, 2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$9.24		$16.01	$17.24	$15.39	$14.27	$13.53

Investment operations
Net investment income (loss)(a)	0.02		0.02	(0.03)	(0.03)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.75)		(5.30)	1.40	2.43	1.21	0.85

Total from investment operations	(0.73)		(5.28)	1.37	2.40	1.12	0.74

Distributions
Net investment income	(0.03)		—	—	—(f )	—	—
Net realized gains on investments	—		(1.49)	(2.60)	(0.55)	—	—

Total distributions	(0.03)		(1.49)	(2.60)	(0.55)	—	—

Net asset value
End of period/year	$8.48		$9.24	$16.01	$17.24	$15.39	$14.27

Total return(b)	(7.93	)%(c)	(36.18)%	8.57%	15.97%	7.84%	5.48%

Net assets end of period/year (thousands)	$23,175		$33,670	$88,268	$109,567	$123,494	$150,829

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.20%	2.19%	2.20%	2.19%	1.97%
Before reimbursement/fee waiver	2.66	%(d)	2.24%	2.19%	2.21%	2.19%	1.97%
Net investment income (loss), to average net assets(e)	0.57	%(d)	0.20%	(0.22)%	(0.17)%	(0.58)%	(0.80)%
Portfolio turnover rate	15	%(c)	27%	17%	25%	27%	25%

	Transamerica Legg Mason Partners All Cap
	Class C
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$9.26		$16.04	$17.25	$15.39	$14.26	$13.53

Investment operations
Net investment income (loss)(a)	0.02		0.03	(0.02)	(0.02)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.76)		(5.32)	1.41	2.43	1.21	0.85

Total from investment operations	(0.74)		(5.29)	1.39	2.41	1.13	0.73

Distributions
Net investment income	(0.05)		—	—	—(f )	—	—
Net realized gains on investments	—		(1.49)	(2.60)	(0.55)	—	—

Total distributions	(0.05)		(1.49)	(2.60)	(0.55)	—	—

Net asset value
End of period/year	$8.47		$9.26	$16.04	$17.25	$15.39	$14.26

Total return(b)	(7.97	)%(c)	(36.17)%	8.70%	16.04%	7.89%	5.43%

Net assets end of period/year (thousands)	$12,396		$15,316	$35,568	$41,340	$49,909	$65,391

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(d)	2.15%	2.13%	2.15%	2.15%	1.99%
Before reimbursement/fee waiver	2.44	%(d)	2.15%	2.13%	2.15%	2.15%	1.99%
Net investment income (loss), to average net assets(e)	0.54	%(d)	0.26%	(0.15)%	(0.12)%	(0.53)%	(0.83)%
Portfolio turnover rate	15	%(c)	27%	17%	25%	27%	25%

The following tables show the financial performance of Class A, Class B, Class C and Class I of Transamerica Growth Opportunities for the past five fiscal years and for the six-month period ended April 30, 2009.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Growth Opportunities (assuming reinvestment of all distributions). This information through the period ended October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Funds. The Annual and Semi-Annual Reports for Transamerica Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Funds”).

For a share outstanding throughout each period

	Transamerica Growth Opportunities
	Class A
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$6.57		$11.40	$8.36	$7.85	$6.61	$5.95

Investment operations
Net investment loss(a)	(0.01)		(0.06)	(0.09)	(0.07)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.03		(4.77)	3.13	0.58	1.26	0.69

Total from investment operations	0.02		(4.83)	3.04	0.51	1.24	0.66

Net asset value
End of period/year	$6.59		$6.57	$11.40	$8.36	$7.85	$6.61

Total return(b)	0.30	%(c)	(42.37)%	36.20%	6.62%	18.76%	11.09%

Net assets end of period/year (thousands)	$42,495		$41,005	$64,825	$56,588	$256,559	$230,633

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.75	%(d)	1.75%	1.75%	1.72%	1.41%	1.43%
Before reimbursement/fee waiver	2.27	%(d)	1.81%	1.77%	1.72%	1.41%	1.43%
Net investment loss, to average net assets(e)	(0.23	)%(d)	(0.69)%	(1.00)%	(0.89)%	(0.30)%	(0.47)%
Portfolio turnover rate	34	%(c)	45%	85%	59%	34%	43%

	Transamerica Growth Opportunities
	Class B
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$6.13		$10.72	$7.92	$7.48	$6.37	$5.79

Investment operations
Net investment loss(a)	(0.02)		(0.12)	(0.14)	(0.13)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	0.02		(4.47)	2.94	0.57	1.20	0.67

Total from investment operations	—		(4.59)	2.80	0.44	1.11	0.58

Net asset value
End of period/year	$6.13		$6.13	$10.72	$7.92	$7.48	$6.37

Total return(b)	—	%(c)	(42.82)%	35.35%	5.88%	17.43%	10.02%

Net assets end of period/year (thousands)	$16,006		$20,823	$65,123	$66,098	$74,589	$77,869

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.40	%(d)	2.40%	2.40%	2.40%	2.40%	2.40%
Before reimbursement/fee waiver	2.99	%(d)	2.46%	2.45%	2.46%	2.61%	2.64%
Net investment loss, to average net assets(e)	(0.83	)%(d)	(1.39)%	(1.66)%	(1.57)%	(1.29)%	(1.44)%
Portfolio turnover rate	34	%(c)	45%	85%	59%	34%	43%

	Transamerica Growth Opportunities
	Class C
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$6.16		$10.74	$7.94	$7.49	$6.38	$5.79

Investment operations
Net investment loss(a)	(0.02)		(0.11)	(0.14)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	0.02		(4.47)	2.94	0.57	1.20	0.69

Total from investment operations	—		(4.58)	2.80	0.45	1.11	0.59

Net asset value
End of period/year	$6.16		$6.16	$10.74	$7.94	$7.49	$6.38

Total return(b)	—	%(c),(j)	(42.64)%	35.26%	6.01%	17.40%	10.19%

Net assets end of period/year (thousands)	$9,820		$10,619	$22,656	$21,688	$25,432	$28,103

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.40	%(d)	2.34%	2.36%	2.38%	2.40%	2.40%
Before reimbursement/fee waiver	2.72	%(d)	2.34%	2.36%	2.38%	2.54%	2.65%
Net investment loss, to average net assets(e)	(0.86	)%(d)	(1.29)%	(1.61)%	(1.54)%	(1.29)%	(1.58)%
Portfolio turnover rate	34	%(c)	45%	85%	59%	34%	43%

	Transamerica Growth Opportunities
	Class I
	April 30,		October 31,	October 31,	October 31,
	2009		2008	2007	2006(g)
	(Unaudited)

Net asset value
Beginning of period/year	$6.74		$11.59	$8.43	$7.99

Investment operations
Net investment income (loss)(a)	0.02		0.01	(0.01)	—(f	)
Net realized and unrealized gain (loss) on investments	0.02		(4.86)	3.17	0.44

Total from investment operations	0.04		(4.85)	3.16	0.44

Net asset value
End of period/year	$6.78		$6.74	$11.59	$8.43

Total return(b)	0.59	%(c)	(41.85)%	37.49%	5.51	%(c)

Net assets end of period/year (thousands)	$89,788		$86,425	$206,863	$214,775

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.91	%(d)	0.86%	0.88%	0.88	%(d)
Before reimbursement/fee waiver	0.91	%(d)	0.86%	0.88%	0.88	%(d)
Net investment income (loss), to average net assets(e)	0.61	%(d)	0.15%	(0.15)%	(0.06	)%(d)
Portfolio turnover rate	34	%(c)	45%	85%	59	%(c)

The following tables show the financial performance of Class A, Class B, Class C and Class I of Transamerica Flexible Income for the past five fiscal years and for the six-month period ended April 30, 2009.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Flexible Income (assuming reinvestment of all distributions). This information through the period ended October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Funds. The Annual and Semi-Annual Reports for Transamerica Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Funds”).

For a share outstanding throughout each period

	Transamerica Flexible Income
	Class A
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$7.22		$9.14	$9.38	$9.31	$9.68	$10.21

Investment operations
Net investment income(a)	0.22		0.44	0.48	0.43	0.37	0.38
Net realized and unrealized gain (loss) on investments	0.02		(1.89)	(0.25)	0.05	(0.32)	0.14

Total from investment operations	0.24		(1.45)	0.23	0.48	0.05	0.52

Distributions
Net investment income	(0.22)		(0.47)	(0.47)	(0.41)	(0.38)	(0.38)
Net realized gains on investments	—		—	—	—	—	(0.63)
Return of capital	—		—	—	—	(0.04)	(0.04)

Total distributions	(0.22)		(0.47)	(0.47)	(0.41)	(0.42)	(1.05)

Net asset value
End of period/year	$7.24		$7.22	$9.14	$9.38	$9.31	$9.68

Total return(b)	3.52	%(c)	(16.57)%	2.42%	5.34%	0.47%	5.72%

Net assets end of period/year (thousands)	$15,386		$13,360	$15,409	$17,005	$140,203	$80,201

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.49	%(d)	1.39%	1.40%	1.47%	1.25%	1.43%
Before reimbursement/fee waiver	1.49	%(d)	1.39%	1.40%	1.47%	1.25%	1.43%
Net investment income, to average net assets(e)	6.13	%(d)	5.12%	5.12%	4.64%	3.85%	3.89%
Portfolio turnover rate	90	%(c)	98%	108%	110%	58%	169%

	Transamerica Flexible Income
	Class B
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$7.23		$9.14	$9.39	$9.32	$9.68	$10.20

Investment operations
Net investment income(a)	0.19		0.38	0.42	0.38	0.29	0.32
Net realized and unrealized gain (loss) on investments	0.03		(1.88)	(0.26)	0.06	(0.32)	0.15

Total from investment operations	0.22		(1.50)	0.16	0.44	(0.03)	0.47

Distributions
Net investment income	(0.20)		(0.41)	(0.41)	(0.37)	(0.29)	(0.32)
Net realized gains on investments	—		—	—	—	—	(0.63)
Return of capital	—		—	—	—	(0.04)	(0.04)

Total distributions	(0.20)		(0.41)	(0.41)	(0.37)	(0.33)	(0.99)

Net asset value
End of period/year	$7.25		$7.23	$9.14	$9.39	$9.32	$9.68

Total return(b)	3.15	%(c)	(17.03)%	1.66%	4.81%	(0.36)%	5.13%

Net assets end of period/year (thousands)	$8,431		$8,628	$17,007	$23,501	$32,560	$45,338

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.21	%(d)	2.05%	2.04%	2.08%	2.08%	2.03%
Before reimbursement/fee waiver	2.21	%(d)	2.05%	2.04%	2.08%	2.08%	2.03%
Net investment income, to average net assets(e)	5.39	%(d)	4.42%	4.48%	4.08%	3.02%	3.25%
Portfolio turnover rate	90	%(c)	98%	108%	110%	58%	169%

	Transamerica Flexible Income
	Class C
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$7.21		$9.12	$9.36	$9.30	$9.67	$10.20

Investment operations
Net investment income(a)	0.19		0.39	0.42	0.39	0.29	0.33
Net realized and unrealized gain (loss) on investments	0.02		(1.88)	(0.25)	0.04	(0.33)	0.13

Total from investment operations	0.21		(1.49)	0.17	0.43	(0.04)	0.46

Distributions
Net investment income	(0.20)		(0.42)	(0.41)	(0.37)	(0.29)	(0.32)
Net realized gains on investments	—		—	—	—	—	(0.63)
Return of capital	—		—	—	—	(0.04)	(0.04)

Total distributions	(0.20)		(0.42)	(0.41)	(0.37)	(0.33)	(0.99)

Net asset value
End of period/year	$7.22		$7.21	$9.12	$9.36	$9.30	$9.67

Total return(b)	3.10	%(c)	(16.98)%	1.81%	4.74%	(0.40)%	5.02%

Net assets end of period/year (thousands)	$6,752		$5,981	$8,982	$12,519	$13,439	$19,675

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.10	%(d)	1.97%	2.00%	2.07%	2.11%	2.10%
Before reimbursement/fee waiver	2.10	%(d)	1.97%	2.00%	2.07%	2.11%	2.10%
Net investment income, to average net assets(e)	5.52	%(d)	4.52%	4.51%	4.15%	2.99%	3.37%
Portfolio turnover rate	90	%(c)	98%	108%	110%	58%	169%

	Transamerica Flexible Income
	Class I
	April 30,		October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005(i)
	(Unaudited)

Net asset value
Beginning of period/year	$7.25		$9.17	$9.42	$9.35	$9.68

Investment operations
Net investment income(a)	0.23		0.50	0.53	0.50	0.40
Net realized and unrealized gain (loss) on investments	0.04		(1.90)	(0.26)	0.05	(0.32)

Total from investment operations	0.27		(1.40)	0.27	0.55	0.08

Distributions
Net investment income	(0.25)		(0.52)	(0.52)	(0.48)	(0.37)
Net realized gains on investments	—		—	—	—	(0.04)

Total distributions	(0.25)		(0.52)	(0.52)	(0.48)	(0.41)

Net asset value
End of period/year	$7.27		$7.25	$9.17	$9.42	$9.35

Total return(b)	3.89	%(c)	(16.02)%	2.93%	6.04%	0.85	%(c)

Net assets end of period/year (thousands)	$95,851		$128,108	$370,611	$221,116	$110,709

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.85	%(d)	0.77%	0.80%	0.86%	0.85	%(d)
Before reimbursement/fee waiver	0.85	%(d)	0.77%	0.80%	0.86%	0.85	%(d)
Net investment income, to average net assets(e)	6.73	%(d)	5.67%	5.71%	5.35%	4.25	%(d)
Portfolio turnover rate	90	%(c)	98%	108%	110%	58	%(c)

The following tables show the financial performance of Class A, Class B, Class C and Class I of Transamerica Convertible Securities for the past five fiscal years and for the six-month period ended April 30, 2009.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Convertible Securities (assuming reinvestment of all distributions). This information through the period ended October 31, 2008 has been derived from financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Funds. The Annual and Semi-Annual Reports for Transamerica Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Funds”).

For a share outstanding throughout each period

	Transamerica Convertible Securities
	Class A
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$7.18		$15.30	$12.76	$11.56	$11.00	$11.32

Investment operations
Net investment income(a)	0.11		0.13	0.10	0.07	0.20	0.21
Net realized and unrealized gain (loss) on investments	0.03		(4.92)	3.22	1.33	0.81	0.56

Total from investment operations	0.14		(4.79)	3.32	1.40	1.01	0.77

Distributions
Net investment income	(0.12)		(0.10)	(0.11)	(0.07)	(0.20)	(0.22)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)	(0.25)	(0.87)

Total distributions	(0.12)		(3.33)	(0.78)	(0.20)	(0.45)	(1.09)

Net asset value
End of period/year	$7.20		$7.18	$15.30	$12.76	$11.56	$11.00

Total return(b)	2.05	%(c)	(38.92)%	27.41%	12.15%	9.24%	7.06%

Net assets end of period/year (thousands)	$10,890		$10,748	$11,276	$6,350	$209,374	$188,049

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.48	%(d)	1.33%	1.33%	1.25%	1.17%	1.20%
Before reimbursement/fee waiver	1.48	%(d)	1.33%	1.33%	1.25%	1.17%	1.20%
Net investment income, to average net assets(e)	3.13	%(d)	1.23%	0.75%	0.59%	1.74%	1.83%
Portfolio turnover rate	87	%(c)	91%	92%	69%	87%	157%

	Transamerica Convertible Securities
	Class B
	April 30,		October 31,	October 31,	October 31,		October 31,	October 31,
	2009		2008	2007	2006		2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$7.13		$15.22	$12.71	$11.54		$11.00	$11.31

Investment operations
Net investment income(a)	0.08		0.04	0.01	—(f	)	0.09	0.14
Net realized and unrealized gain (loss) on investments	0.03		(4.87)	3.21	1.32		0.80	0.57

Total from investment operations	0.11		(4.83)	3.22	1.32		0.89	0.71

Distributions
Net investment income	(0.10)		(0.03)	(0.04)	(0.02)		(0.10)	(0.15)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)		(0.25)	(0.87)

Total distributions	(0.10)		(3.26)	(0.71)	(0.15)		(0.35)	(1.02)

Net asset value
End of period/year	$7.14		$7.13	$15.22	$12.71		$11.54	$11.00

Total return(b)	1.57	%(c)	(39.32)%	26.54%	11.47%		8.09%	6.52%

Net assets end of period/year (thousands)	$2,297		$2,920	$6,533	$6,651		$6,656	$6,379

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.23	%(d)	2.02%	1.99%	1.99%		2.15%	1.79%
Before reimbursement/fee waiver	2.23	%(d)	2.02%	1.99%	1.99%		2.15%	1.79%
Net investment income, to average net assets(e)	2.25	%(d)	0.40%	0.10%	—(	j)	0.76%	1.24%
Portfolio turnover rate	87	%(c)	91%	92%	69%		87%	157%

	Transamerica Convertible Securities
	Class C
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net asset value
Beginning of period/year	$7.10		$15.17	$12.66	$11.50	$10.97	$11.31

Investment operations
Net investment income(a)	0.08		0.07	0.02	—(f )	0.08	0.11
Net realized and unrealized gain (loss) on investments	0.03		(4.87)	3.20	1.31	0.82	0.57

Total from investment operations	0.11		(4.80)	3.22	1.31	0.90	0.68

Distributions
Net investment income	(0.10)		(0.04)	(0.04)	(0.02)	(0.12)	(0.15)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)	(0.25)	(0.87)

Total distributions	(0.10)		(3.27)	(0.71)	(0.15)	(0.37)	(1.02)

Net asset value
End of period/year	$7.11		$7.10	$15.17	$12.66	$11.50	$10.97

Total return(b)	1.66	%(c)	(39.24)%	26.69%	11.44%	8.17%	6.33%

Net assets end of period/year (thousands)	$6,255		$7,070	$3,598	$3,551	$4,465	$5,204

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.04	%(d)	1.94%	1.94%	1.94%	2.16%	2.05%
Before reimbursement/fee waiver	2.04	%(d)	1.94%	1.94%	1.94%	2.16%	2.05%
Net investment income, to average net assets(e)	2.52	%(d)	0.72%	0.15%	0.02%	0.73%	0.98%
Portfolio turnover rate	87	%(c)	91%	92%	69%	87%	157%

	Transamerica Convertible Securities
	Class I
	April 30,		October 31,	October 31,	October 31,
	2009		2008	2007	2006(g)
	(Unaudited)

Net asset value
Beginning of period/year	$7.19		$15.31	$12.76	$11.71

Investment operations
Net investment income(a)	0.12		0.18	0.16	0.14
Net realized and unrealized gain (loss) on investments	0.03		(4.92)	3.23	1.17

Total from investment operations	0.15		(4.74)	3.39	1.31

Distributions
Net investment income	(0.14)		(0.15)	(0.17)	(0.13)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)

Total distributions	(0.14)		(3.38)	(0.84)	(0.26)

Net asset value
End of period/year	$7.20		$7.19	$15.31	11.26	%(c)

Total return(b)	2.22	%(c)	(38.58)%	28.10%	$12.76

Net assets end of period/year (thousands)	$43,958		$91,679	$148,562	$256,474

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.87	%(d)	0.84%	0.82%	0.82	%(d)
Before reimbursement/fee waiver	0.87	%(d)	0.84%	0.82%	0.82	%(d)
Net investment income, to average net assets(e)	3.44	%(d)	1.65%	1.24%	1.20	%(d)
Portfolio turnover rate	87	%(c)	91%	92%	69	%(c)

Because Transamerica Diversified Equity is a newly-organized fund, it has no prior financial performance for its share classes.

(a)	Calculated based on average number of shares outstanding.

(b)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(c)	Not annualized.

(d)	Annualized.

(e)	Includes Redemption Fees, if any. The impact of Redemption Fees is less than 0.01%.

(f)	Rounds to less than $(0.01) or $0.01.

(g)	Commenced operations on November 15, 2006.

(h)	Commenced operations on October 27, 2006.

(i)	Commenced operations on November 8, 2004.

(j)	Rounds to less than (0.01)% or 0.01%.

Transamerica Premier Funds

The following tables show the financial performance of the Investor Class of Transamerica Premier Balanced Fund for the past five fiscal years.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Premier Balanced Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Premier Funds. The Annual and Semi-Annual Reports for Transamerica Premier Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Premier Funds”).

For a share outstanding throughout each period

	Transamerica Premier Balanced Fund
	Investor Class
			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Period Ended		December 31,	December 31,	December 31,	December 31,	December 31,
	June 30, 2009		2008	2007	2006	2005	2004
	(Unaudited)

Net Asset Value
Beginning of period/year	$17.01		$27.14	$25.24	$23.63	$22.60	$20.22

Investment Operations
Net investment income (loss)(a)	0.20		0.39	0.33	0.25	0.26	(0.22)
Net realized and unrealized gain (loss) on investments	1.21		(9.43)	2.97	1.69	1.04	2.83

Total from investment operations	1.41		(9.04)	3.30	1.94	1.30	2.61

Distributions
Net investment income	—		(0.39)	(0.38)	(0.19)	(0.27)	(0.23)
Net realized gains on investments	—		(0.03)	—	—	—	—
Return of capital	—		(0.67)	(1.02)	(0.14)	—	—

Total distributions	—		(1.09)	(1.40)	(0.33)	(0.27)	(0.23)

Net Asset Value
End of period/year	$18.42		$17.01	$27.14	$25.24	$23.63	$22.60

Total Return(b)	8.29	%(c)	(33.27)%	13.04%	8.20%	5.81%	12.92%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.10	%(d)	1.10%	1.10%	1.10%	1.08%	1.29%
Before reimbursement/fee waiver	1.40	%(d)	1.24%	1.10%	1.10%	1.14%	1.29%
Net investment income (loss), to average net assets	2.42	%(d)	1.68%	1.21%	1.02%	1.14%	(1.04)%
Portfolio turnover rate	69	%(c)	69%	58%	45%	53%	47%
Net assets End of Period/Year (in thousands)	$283,228		$279,515	$475,238	$376,686	$305,892	$245,138

The following tables show the financial performance of the Investor Class of Transamerica Premier Diversified Equity Fund for the past five fiscal years.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Premier Diversified Equity Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Premier

Funds. The Annual and Semi-Annual Reports for Transamerica Premier Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Premier Funds”).

For a share outstanding throughout each period

	Transamerica Premier Diversified Equity Fund
	Investor Class
			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Period Ended		December 31,	December 31,	December 31,	December 31,	December 31,
	June 30, 2009		2008	2007	2006	2005	2004
	(Unaudited)

Net Asset Value
Beginning of period/year	$9.82		$17.15	$14.84	$13.69	$12.70	$11.17

Investment Operations
Net investment income(a)	0.03		0.05	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.00		(7.08)	2.77	1.28	0.99	1.51

Total from investment operations	1.03		(7.03)	2.78	1.29	1.01	1.54

Distributions
Net investment income	—		(0.02)	—(e )	—	(0.02)	(0.01)
Net realized gains on investments	—		(0.28)	(0.47)	(0.14)	—	—

Total distributions	—		(0.30)	(0.47)	(0.14)	(0.02)	(0.01)

Net Asset Value
End of period/year	$10.85		$9.82	$17.15	$14.84	$13.69	$12.70

Total Return(b)	10.49	%(c)	(40.93)%	18.68%	9.42%	7.93%	13.81%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.15	%(d)	1.15%	1.15%	1.15%	1.10%	1.20%
Before reimbursement/fee waiver	1.40	%(d)	1.29%	1.15%	1.15%	1.31%	1.47%
Net investment income, to average net assets	0.63	%(d)	0.35%	0.08%	0.04%	0.13%	0.28%
Portfolio turnover rate	13	%(c)	44%	29%	36%	35%	30%
Net assets End of Period/Year (in thousands)	$225,929		$194,445	$305,343	$207,607	$148,927	$71,487

The following tables show the financial performance of the Institutional Class of Transamerica Premier Institutional Diversified Equity Fund for the past five fiscal years.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Premier Institutional Diversified Equity Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Premier Funds. The Annual and Semi-Annual Reports for Transamerica Premier Funds are

available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Premier Funds”).

For a share outstanding throughout each period

	Transamerica Premier Institutional Diversified Equity Fund
	Institutional Class
			Year Ended	Year Ended	Year Ended	Period Ended
	Period Ended		December 31,	December 31,	December 31,	December 31,
	June 30, 2009		2008	2007	2006	2005(e)
	(Unaudited)

Net Asset Value
Beginning of period/year	$7.79		$14.06	$12.21	$11.14	$10.00

Investment Operations
Net investment income(a)	0.06		0.09	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	0.41		(5.87)	2.43	1.02	1.14

Total from investment operations	0.47		(5.78)	2.49	1.07	1.19

Distributions
Net investment income	—		(0.09)	(0.06)	—	(0.05)
Net realized gains on investments	—		(0.40)	(0.58)	—	—

Total distributions	—		(0.49)	(0.64)	—	(0.05)

Net Asset Value
End of period/year	$8.26		$7.79	$14.06	$12.21	$11.14

Total Return(b)	6.03	%(c)	(41.06)%	20.34%	9.61%	11.88	%(c)

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.75	%(d)	0.75%	0.75%	0.75%	0.75	%(d)
Before reimbursement/fee waiver	7.51	%(d)	8.87%	9.02%	8.90%	9.27	%(d)
Net investment income, to average net assets	1.52	%(d)	0.74%	0.44%	0.40%	0.52	%(d)
Portfolio turnover rate	13	%(c)	46%	31%	40%	38	%(c)
Net assets End of Period/Year (in thousands)	$1,786		$436	$738	$613	$559

The following tables show the financial performance of the Investor Class of Transamerica Premier Equity Fund for the past five fiscal years.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Premier Equity Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Premier Funds. The Annual and Semi-Annual Reports for Transamerica Premier Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Premier Funds”).

For a share outstanding throughout each period

	Transamerica Premier Equity Fund
	Investor Class
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net Asset Value
Beginning of period/year	$13.90		$25.60	$22.52	$22.05	$19.46	$16.90

Investment Operations
Net investment income (loss)(a)	0.04		0.06	(0.03)	(0.07)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	1.04		(11.52)	3.45	1.74	3.19	2.58

Total from investment operations	1.08		(11.46)	3.42	1.67	3.11	2.56

Distributions
Net investment income	—		(0.05)	—	—	—	—
Net realized gains on investments	—		(0.19)	(0.34)	(1.20)	(0.52)	—

Total distributions	—		(0.24)	(0.34)	(1.20)	(0.52)	—

Net Asset Value
End of period/year	$14.98		$13.90	$25.60	$22.52	$22.05	$19.46

Total Return(b)	7.77	%(c)	(44.74)%	15.19%	7.54%	15.96%	15.15%

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	1.15	%(d)	1.15%	1.15%	1.15%	1.09%	1.29%
Before reimbursement/fee waiver	1.42	%(d)	1.30%	1.15%	1.15%	1.09%	1.29%
Net investment income (loss), to average net assets	0.63	%(d)	0.29%	(0.14)%	(0.28)%	(0.38)%	(0.13)%
Portfolio turnover rate	18	%(c)	47%	40%	37%	32%	34%
Net assets End of Period/Year (in thousands)	$443,533		$507,636	$1,046,412	$570,680	$423,181	$179,454

The following tables show the financial performance of the Institutional Class of Transamerica Premier Institutional Equity Fund for the past five fiscal years.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Premier Institutional Equity Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Premier

Funds. The Annual and Semi-Annual Reports for Transamerica Premier Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Premier Funds”).

For a share outstanding throughout each period

	Transamerica Premier Institutional Equity Fund
	Institutional Class
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2009		2008	2007	2006	2005	2004(d)
	(Unaudited)

Net Asset Value
Beginning of period/year	$7.45		$13.45	$12.21	$11.41	$11.11	$10.00

Investment Operations
Net investment income (loss)(a)	0.04		0.08	0.04	0.01	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	0.58		(5.99)	1.79	0.93	1.91	1.40

Total from investment operations	0.62		(5.91)	1.83	0.94	1.90	1.48

Distributions
Net investment income	—		(0.07)	(0.01)	(0.01)	—	(0.36)
Net realized gains on investments	—		(0.02)	(0.58)	(0.13)	(1.60)	(0.01)

Total distributions	—		(0.09)	(0.59)	(0.14)	(1.60)	(0.37)

Net Asset Value
End of period/year	$8.07		$7.45	$13.45	$12.21	$11.41	$11.11

Total Return(b)	8.32	%(c)	(43.92)%	14.96%	8.22%	17.03%	11.51	%(c)

Ratio and Supplemental Data
Expenses to average net assets
After reimbursement/fee waiver	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75	%(d)
Before reimbursement/fee waiver	0.91	%(d)	0.85%	0.90%	0.93%	1.05%	0.90	%(d)
Net investment income (loss), to average net assets	1.05	%(d)	0.74%	0.28%	0.09%	(0.06)%	1.31	%(d)
Portfolio turnover rate	18	%(c)	35%	47%	31%	122%	18	%(c)
Net assets End of Period/Year (in thousands)	$75,225		$72,739	$98,169	$58,448	$44,106	$62,110

The following tables show the financial performance of the Investor Class of Transamerica Premier Focus Fund for the past five fiscal years.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Premier Focus Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Premier Funds. The Annual and Semi-Annual

Reports for Transamerica Premier Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Premier Funds”).

For a share outstanding throughout each period

	Transamerica Premier Focus Fund
	Investor Class
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005	2004
	(Unaudited)

Net Asset Value
Beginning of period/year	$13.28	$23.64	$19.65	$18.59	$16.01	$13.87

Investment Operations
Net investment loss(a)	(0.05)	(0.10)	(0.11)	(0.11)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	2.32	(9.65)	4.11	1.17	2.64	2.21

Total from investment operations	2.27	(9.75)	4.00	1.06	2.58	2.14

Distributions
Net realized gains on investments	—	(0.61)	(0.01)	—	—	—

Total distributions	—	(0.61)	(0.01)	—	—	—

	Transamerica Premier Focus Fund
	Investor Class
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net Asset Value
End of period/year	$15.55		$13.28	$23.64	$19.65	$18.59	$16.01

Total Return(b)	17.09	%(c)	(41.19)%	20.35%	5.70%	16.12%	15.43%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.40	%(d)	1.37%	1.18%	1.20%	1.32%	1.36%
Before reimbursement/fee waiver	1.57	%(d)	1.37%	1.18%	1.20%	1.32%	1.36%
Net investment loss, to average net assets	(0.74	)%(d)	(0.52)%	(0.50)%	(0.61)%	(0.38)%	(0.48)%
Portfolio turnover rate	32	%(c)	66%	51%	46%	67%	64%
Net assets End of Period/Year (in thousands)	$58,920		$50,834	$95,372	$87,200	$111,705	$92,565

The following tables show the financial performance of the Investor Class of Transamerica Premier Growth Opportunities Fund for the past five fiscal years.  The total returns in the table represent the rate an investor would have earned (or lost) on an investment in Transamerica Premier Growth Opportunities Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the 2008 Annual Report for Transamerica Premier Funds. The

Annual and Semi-Annual Reports for Transamerica Premier Funds are available upon request by calling 1-888-233-4339 or by visiting the website at www.transamericafunds.com (select “Transamerica Premier Funds”).

For a share outstanding throughout each period

	Transamerica Premier Growth Opportunities Fund
	Investor Class
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2009		2008	2007	2006	2005	2004
	(Unaudited)

Net Asset Value
Beginning of period/year	$16.33		$27.61	$23.50	$22.56	$19.73	$16.99

Investment Operations
Net investment loss(a)	(0.01)		(0.11)	(0.14)	(0.10)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	2.18		(11.17)	5.56	1.04	2.88	2.82

Total from investment operations	2.17		(11.28)	5.42	0.94	2.83	2.74

Distributions
Net realized gains on investments	—		—	(1.31)	—	—	—

Total distributions	—		—	(1.31)	—	—	—

Net Asset Value
End of period/year	$18.50		$16.33	$27.61	$23.50	$22.56	$19.73

Total Return(b)	13.29	%(c)	(40.85)%	23.01%	4.17%	14.36%	16.13%

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.40	%(d)	1.38%	1.17%	1.17%	1.31%	1.36%
Before reimbursement/fee waiver	1.60	%(d)	1.38%	1.17%	1.17%	1.31%	1.36%
Net investment loss, to average net assets	(0.09	)%(d)	(0.50)%	(0.52)%	(0.43)%	(0.24)%	(0.44)%
Portfolio turnover rate	33	%(c)	56%	77%	64%	52%	37%
Net assets end of period/year (in thousands)	$83,939		$78,056	$146,851	$131,991	$152,064	$118,442

(a)	Calculation based on the average number of shares outstanding during the period.

(b)	Total Return represents aggregate total return for each period.

(c)	Not annualized.

(d)	Annualized.

(e)	Rounds to less than $0.01 or $(0.01) per share.

(f)	Commenced operations on June 1, 2004.

(g)	Commenced operations on February 1, 2005.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each Target Fund, as of August 7, 2009, the Directors and officers of the Target Fund owned in the aggregate less than 1% of the outstanding shares of the Target Fund.

To the knowledge of each Destination Fund, as of August 7, 2009, the Trustees and officers of the Destination Fund owned in the aggregate less than 1% of the outstanding shares of the Destination Fund.

To the knowledge of each Target Fund, as of August 7, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Fund.

				Beneficial
Fund	Share Class	Name and Address	Number of Shares	or Record	Pct

Transamerica Convertible Securities	I	Transamerica Asset Allocation — Moderate Portfolio Investment Account Attn Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	3,072,644	Beneficial	50.37%
Transamerica Convertible Securities	I	Transamerica Asset Allocation — Moderate Growth Portfolio Investment Account Attn: Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg FL 33716-1294	2,933,220	Beneficial	48.08%
Transamerica Convertible Securities	C	Merrill Lynch Fenner & Smith Inc FBO Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	378,277	Beneficial	51.83%
Transamerica Convertible Securities	A	NFS LLC FEBO State Street Bank Trust Co Ttee Various Retirement Plans 4 Manhattanville Rd Purchase NY 10577-2139	262,280	Beneficial	17.63%
Transamerica Convertible Securities	A	Merrill Lynch Fenner & Smith Inc FBO Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	221,673	Beneficial	14.90%
Transamerica Convertible Securities	A	NFS LLC FEBO Transamerica Life Ins Company 1150 S Olive St Ste 2700 Los Angeles CA 90015-2211	85,116	Beneficial	5.72%
Transamerica Convertible Securities	A	Gary U Rolle Ttee Gary U And Della V Rolle Rev Family Trust Dtd 11/10/87 2727 Mandeville Canyon Rd Los Angeles CA 90049-1005	84,743	Record	5.70%
Transamerica Convertible Securities	C	Citigroup Global Markets Inc House Account Attn: Peter Booth 333 W 34Th St Fl 7 New York NY 10001-2402	52,728	Beneficial	7.23%

				Beneficial
Fund	Share Class	Name and Address	Number of Shares	or Record	Pct

Transamerica Convertible Securities	C	Transamerica Asset Management Inc Seed Money Account Attn: Karen Heburn Mailbin 305E600 570 Carillon Pkwy St Petersburg FL 33716-1294	41,004	Beneficial	5.62%
Transamerica Convertible Securities	B	Citigroup Global Markets Inc House Account Attn: Peter Booth 333 W 34Th St Fl 7 New York NY 10001-2402	31,364	Beneficial	10.39%
Transamerica Convertible Securities	B	Merrill Lynch Fenner & Smith Inc FBO Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	26,456	Beneficial	8.76%
Transamerica Premier Balanced Fund	Investor	National Financial Services 1 World Financial Ctr 200 Liberty St Fl 5 New York NY 10281-5503	8,385,603	Beneficial	54.50%
Transamerica Premier Balanced Fund	Investor	Prudential Investment Mgmt Svcs For The Benefit Of Mutual Fd Client 100 Mulberry St, 3 Gateway Center Fl 11, Mail Stp NJ 05-11-20 Newark NJ 07102	2,157,711	Beneficial	14.02%
Transamerica Premier Balanced Fund	Investor	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	1,466,637	Beneficial	9.53%
Transamerica Premier Balanced Fund	Investor	Transamerica Occidental Life Ins Corp Acct 11111 Santa Monica Blvd Ste 800 Attn: Irshana Pichai — Operations Los Angeles CA 90025-3333	775,382	Beneficial	5.04%
Transamerica Premier Diversified Equity Fund	Investor	National Financial Services 1 World Financial Ctr 200 Liberty St 5th Fl New York NY 10281-5503	10,300,987	Beneficial	49.16%
Transamerica Premier Diversified Equity Fund	Investor	Kansas Postsecondary Education Savings Plan-695 Moderate Agg PO Box 418210 Kansas City MO 64141-9210	2,995,560	Beneficial	14.30%
Transamerica Premier Diversified Equity Fund	Investor	Kansas Postsecondary Education Savings Plan-694 Aggressive PO Box 418210 Kansas City MO 64141-9210	2,764,844	Beneficial	13.19%

				Beneficial
Fund	Share Class	Name and Address	Number of Shares	or Record	Pct

Transamerica Premier Diversified Equity Fund	Investor	Kansas Postsecondary Education Savings Plan-696 Moderate PO Box 418210 Kansas City MO 64141-9210	1,255,180	Beneficial	5.99%
Transamerica Premier Equity Fund	Investor	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	14,019,604	Beneficial	50.30%
Transamerica Premier Equity Fund	Investor	National Financial Services 1 World Financial Ctr 200 Liberty St Fl 5 New York NY 10281-5503	7,476,476	Beneficial	26.83%
Transamerica Premier Focus Fund	Investor	National Financial Services 1 World Financial Ctr 200 Liberty St Fl 5 New York NY 10281-5503	884,889	Beneficial	23.86%
Transamerica Premier Focus Fund	Investor	ARC Reinsurance Corporation AEGON Management Attn: Eileen Lynch 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	810,314	Beneficial	21.85%
Transamerica Premier Focus Fund	Investor	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	387,564	Beneficial	10.45%
Transamerica Premier Growth Opportunities Fund	Investor	National Financial Services 1 World Financial Ctr 200 Liberty St Fl 5 New York NY 10281-5503	2,028,028	Beneficial	44.76%
Transamerica Premier Growth Opportunities Fund	Investor	ARC Reinsurance Corporation AEGON Management Attn: Eileen Lynch 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	847,119	Beneficial	18.70%
Transamerica Premier Growth Opportunities Fund	Investor	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	358,281	Beneficial	7.91%
Transamerica Premier Institutional Diversified Equity Fund	Institutional	Tommar LLC C/O Thomas E Larkin Jr 865 S Figueroa St Los Angeles CA 90017-2543	68,478	Record	31.69%
Transamerica Premier Institutional Diversified Equity Fund	Institutional	Thomas E Larkin Jr Ttee Larkin Family Charitable Remainder UNITR UA Dtd 06/27/2001 C/O Thomas E Larkin Jr 865 S Figueroa St Los Angeles CA 90017-2543	59,790	Record	27.67%
Transamerica Premier Institutional Diversified Equity Fund	Institutional	Transamerica Investment Management Seed Money Account Attn: Travis Weimer 109 N Main St Ste 700 Dayton OH 45402-1127	55,830	Beneficial	25.83%

				Beneficial
Fund	Share Class	Name and Address	Number of Shares	or Record	Pct

Transamerica Premier Institutional Diversified Equity Fund	Institutional	Martom LLC C/O Thomas E Larkin Jr 865 S Figueroa St Los Angeles CA 90017-2543	31,864	Beneficial	14.74%
Transamerica Premier Institutional Equity Fund	Institutional	Charles Schwab & Co Inc Mutual Funds Dept 101 Montgomery St San Francisco CA 94104-4151	3,581,939	Beneficial	37.67%
Transamerica Premier Institutional Equity Fund	Institutional	Reliance Trust Company Ttee FBO Lifestyles R/R PO Box 48529 Atlanta GA 30362-1529	2,451,350	Beneficial	25.78%
Transamerica Premier Institutional Equity Fund	Institutional	SEI Private Trust Company C/O Id835 Citizens Flint One Freedom Valley Dr Oaks PA 19456-9989	628,639	Beneficial	6.61%
Transamerica Premier Institutional Equity Fund	Institutional	Reliance Trust Company Ttee FBO Lifestyles C/R PO Box 48529 Atlanta GA 30362-1529	581,155	Beneficial	6.11%
Transamerica Science & Technology	I	Transamerica Asset Allocation — Moderate Growth Portfolio Investment Account Attn: Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg FL 33716-1294	7,516,965	Beneficial	48.52%
Transamerica Science & Technology	I	Transamerica Asset Allocation — Growth Portfolio Investment Account Attn: Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg FL 33716-1294	4,276,855	Beneficial	27.61%
Transamerica Science & Technology	I	Transamerica Asset Allocation — Moderate Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	2,696,616	Beneficial	17.41%
Transamerica Science & Technology	I	Transamerica Asset Allocation — Conservative Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	902,032	Beneficial	5.82%
Transamerica Science & Technology	C	Merrill Lynch Fenner & Smith Inc FBO Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	45,442	Beneficial	9.50%

				Beneficial
Fund	Share Class	Name and Address	Number of Shares	or Record	Pct

Transamerica Templeton Global	C	Citigroup Global Markets Inc House Account Attn: Peter Booth 333 W 34Th St Fl 7 New York NY 10001-2402	63,683	Beneficial	9.37%

To the knowledge of each Destination Fund, as of August 7, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Fund.

				Beneficial
Fund	Share Class	Name and Address	Number of Shares	or Record	Pct

Transamerica Balanced	C	Citigroup Global Markets Inc House Account Attn: Peter Booth 333 W 34Th St Fl 7 New York NY 10001-2402	89,842	Beneficial	8.96%
Transamerica Equity	I	Transamerica Asset Allocation — Moderate Growth Portfolio Investment Account Attn: Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg FL 33716-1294	31,352,988	Beneficial	46.24%
Transamerica Equity	I	Transamerica Asset Allocation — Growth Portfolio Investment Account Attn: Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg FL 33716-1294	20,147,190	Beneficial	29.71%
Transamerica Equity	I	Transamerica Asset Allocation — Moderate Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	12,473,646	Beneficial	18.40%
Transamerica Equity	I	Transamerica Asset Allocation — Conservative Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	3,393,933	Beneficial	5.01%
Transamerica Equity	C	Citigroup Global Markets Inc House Account Attn: Peter Booth 333 W 34Th St Fl 7 New York NY 10001-2402	450,281	Beneficial	7.84%
Transamerica Flexible Income	I	Transamerica Asset Allocation — Moderate VP Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	3,394,945	Beneficial	22.77%

				Beneficial
Fund	Share Class	Name and Address	Number of Shares	or Record	Pct

Transamerica Flexible Income	I	Transamerica Asset Allocation — Moderate Growth VP Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	2,995,642	Beneficial	20.10%
Transamerica Flexible Income	I	Transamerica Asset Allocation — Moderate Growth Portfolio Investment Account Attn: Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg FL 33716-1294	2,582,471	Beneficial	17.32%
Transamerica Flexible Income	I	Transamerica Asset Allocation — Moderate Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	2,100,227	Beneficial	14.09%
Transamerica Flexible Income	I	Transamerica Asset Allocation — Conservative Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	1,909,499	Beneficial	12.81%
Transamerica Flexible Income	I	Transamerica Asset Allocation — Conservative VP Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	1,850,995	Beneficial	12.42%
Transamerica Flexible Income	C	Merrill Lynch Fenner & Smith Inc FBO Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	160,817	Beneficial	14.76%
Transamerica Flexible Income	C	Citigroup Global Markets Inc House Account Attn: Peter Booth 333 W 34Th St Fl 7 New York NY 10001-2402	105,712	Beneficial	9.70%
Transamerica Flexible Income	B	Merrill Lynch Pierce Fenner & Smith Inc FBO of Its Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	94,657	Beneficial	9.50%

				Beneficial
Fund	Share Class	Name and Address	Number of Shares	or Record	Pct

Transamerica Growth Opportunities	I	Transamerica Asset Allocation — Moderate Growth Portfolio Investment Account Attn: Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg FL 33716-1294	6,308,264	Beneficial	45.31%
Transamerica Growth Opportunities	I	Transamerica Asset Allocation — Growth Portfolio Investment Account Attn: Fund Admin Mailstop 515E610 570 Carillon Pkwy St Petersburg FL 33716-1294	4,277,090	Beneficial	30.72%
Transamerica Growth Opportunities	I	Transamerica Asset Allocation — Moderate Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	2,202,984	Beneficial	15.82%
Transamerica Growth Opportunities	I	Transamerica Asset Allocation — Conservative Portfolio Investment Account Attn: Fund Admin Mailstop 305E 570 Carillon Pkwy St Petersburg FL 33716-1294	1,021,920	Beneficial	7.34%

Class P shares of each Destination Fund are newly offered. Therefore, no Class P shares were outstanding as of the date of this Information Statement/Prospectus.

EXPERTS

Target Funds

The financial statements and financial highlights of each Target Fund for the past five fiscal years are incorporated by reference into this Information Statement/Prospectus.

For Target Funds that are Transamerica Premier Funds, the financial statements and financial highlights of each such Target Fund for its most recent fiscal year end December 31, 2008 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. For Target Funds that are Transamerica Funds, the financial statements and financial highlights of each such Target Fund for its most recent fiscal year end October 31, 2008 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Destination Funds

The financial statements and financial highlights of each Destination Fund for the past five fiscal years or since inception of the Destination Fund and any semi-annual period, as applicable, are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of each Destination Fund for its most recent fiscal year end October 31, 2008 have been audited by PricewaterhouseCoopers LLP, independent registered certified public accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Fund from your investment firm or by writing to your portfolio at 570 Carillon Parkway, St. Petersburg, Florida 33716. You may also call 1-888-233-4339.

Each Fund’s statement of additional information and shareholder reports are available free of charge on the Funds’ website at www.transamericafunds.com (select either “Transamerica Premier Funds” or “Transamerica Funds” for the Target Funds or “Transamerica Funds” for the Destination Funds).

Shareholder reports.  Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

By Order of the Board of Directors,

/s/  Dennis P. Gallagher
Dennis P. Gallagher, Esq., Secretary
Transamerica Investors, Inc.

St. Petersburg, Florida
October 6, 2009

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [          ] day of [          ], 2009, by and among Transamerica Funds, a Delaware statutory Trust (the “Acquiring Entity”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto (each, an “Acquiring Fund”), and [Transamerica Funds/Transamerica Investors, Inc.], a [          ] (the “Acquired Entity”), with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of each of its series listed on Exhibit A attached hereto (each, an “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Transamerica Asset Management, Inc. (“TAM”).

WHEREAS, each Acquired Fund and Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) each transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, each reorganization of an Acquired Fund listed on Exhibit A will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the corresponding Acquiring Fund listed on Exhibit A (as to each Acquired Fund, the “corresponding Acquiring Fund”) in exchange solely for (a) shares of the classes of shares of beneficial interest of that Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares [of beneficial interest] of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete redemption of the Acquired Fund Shares and the termination of the Acquired Fund, as provided herein (each, a “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to each Acquiring Fund listed on Exhibit A, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Acquired Fund listed on Exhibit A (as to each Acquiring Fund, the “corresponding Acquired Fund”) for Acquiring Fund Shares and the assumption of all liabilities of that Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees/Directors of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to each Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES IN SUCH ACQUIRING FUND, ASSUMPTION OF ALL LIABILITIES OF THAT ACQUIRED FUND AND TERMINATION OF THAT ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of each Acquired Fund listed on

Exhibit A, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to that Acquired Fund, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Entity, on behalf of that Acquiring Fund, agrees in exchange therefor: (a) to deliver to the corresponding Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares of that Acquiring Fund corresponding to each class of Acquired Fund Shares of the corresponding Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Entity’s net assets with respect to each class of Acquired Fund Shares of the corresponding Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares of that Acquiring Fund (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the corresponding Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows each Acquiring Fund and its classes of shares and the corresponding Acquired Fund and its classes of shares. For purposes of this Agreement, each class of shares of each Acquired Fund as set forth on Exhibit A corresponds to the class of shares of the corresponding Acquiring Fund as set forth on such Exhibit, the term “Acquiring Fund Shares” should be read to include each such class of shares of such Acquiring Fund, and the term “Acquired Fund Shares” should be read to include each such class of shares of such Acquired Fund.

1.2 The property and assets of the Acquired Entity attributable to each Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of each Acquiring Fund, shall assume all of the liabilities and obligations of the corresponding Acquired Fund, including, without limitation, all indemnification obligations of such Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). Each Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the corresponding Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the corresponding Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the corresponding Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of each Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of each Acquired Fund, shall (a) distribute to the shareholders of record with respect to each class of the applicable Acquired Fund Shares of each Acquired Fund as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding class of the corresponding Acquiring Fund received by the Acquired Entity, on behalf of that Acquired Fund, pursuant to paragraph 1.1, in complete redemption of such Acquired Fund Shares, and (b) terminate the Acquired Fund in accordance with applicable state law. Such distribution and redemption shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding class of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each of the corresponding Acquired Fund Shareholders holding Acquired Fund Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by those Acquired Fund Shareholders on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of such Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of each Acquired Fund, and the amounts thereof attributable to each class of shares of that Acquired Fund, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board and the Acquiring Entity Board. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the applicable Acquired Fund.

2.2 The net asset value per share of each class of the Acquiring Fund Shares of each Acquiring Fund shall be determined as of the time for calculation of the applicable Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the valuation procedures established by the Acquiring Entity Board. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [          ], 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or, as to any Reorganization, such later time on that date as the applicable Acquired Fund’s net asset value and/or the net asset value per share of the class of shares of the corresponding Acquiring Fund is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or at such other time and/or place as the parties may agree.

3.2 At the Closing of each Reorganization, the Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the corresponding Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund. The Acquired Entity shall, within one business day after the Closing for each Reorganization, deliver to the applicable Acquiring Entity a certificate of an authorized officer stating that (i) the Assets of the corresponding Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of that Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for each Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity, within one business day after the Closing of each Reorganization, a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder of the applicable Acquired Fund and the class, number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. At the Closing of each Reorganization, the applicable Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the Acquired Fund’s account on the books of such Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the accounts of the Acquired Fund Shareholders on the books of such Acquiring Fund pursuant to paragraph 1.3. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or an Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Acquired Fund or such Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to such Acquiring Fund and the Acquired Entity Board with respect to such Acquired Fund), the Closing Date for the applicable Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of each Acquired Fund, represents and warrants to the Acquiring Entity and the corresponding Acquiring Fund as follows:

(a) Such Acquired Fund is duly established as a series of the Acquired Entity, which is a [corporation/statutory trust] duly organized, validly existing and in good standing under the laws of the State of [Maryland/Delaware], with power under its charter documents, as amended (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of such Acquired Fund, will have good and marketable title to such Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the corresponding Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of such Acquired Fund, will not result, in a material violation of [Delaware/Maryland] law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of such Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of such Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of such Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of such Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to such Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Acquired Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to such Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquired Fund’s business. The Acquired Entity, on behalf of such Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of such Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquired Fund as at the last day of and for the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement have been audited by [Ernst & Young LLP/PricewaterhouseCoopers LLP], independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of such Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of such Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in such Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by such Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of such Acquired Fund shall not constitute a material adverse change.

(k) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) Such Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), such Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), such Acquired Fund will have made such distributions, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Fund Shares of such Acquired Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares of such Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Acquired Fund, as provided in paragraph 3.3. Such Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares of such Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund Shares of such Acquired Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of such Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of such Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Entity, on behalf of such Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to such Acquired Fund, from the effective date of the Registration Statement through the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of each Acquiring Fund, represents and warrants to the Acquired Entity and the corresponding Acquired Fund as follows:

(a) Such Acquiring Fund is duly established as a series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Entity’s Declaration of Trust, as amended (the “Acquiring Entity Charter”), to own all of the assets of such Acquiring Fund and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of such Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) Such Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of such Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of such Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of such Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of such Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to such Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of such Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects such Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of such Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Acquiring Fund as at the last day of and for the most recently completed fiscal year of such Acquiring Fund prior to the date of this Agreement have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of such Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of such Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in such Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by such Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by such Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of such Acquiring Fund shall not constitute a material adverse change.

(i) All federal and other tax returns, dividend reporting forms and other tax-related reports of such Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) Such Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), such Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, such Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date such Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, such Acquiring Fund will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date such Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of such Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of such Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Entity, on behalf of such Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to such Acquiring Fund, from the effective date of the Registration Statement through the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

[(o) The Post-Effective Amendments (as defined in paragraph 5.9) to be filed by the Acquiring Entity, insofar as they relate to such Acquiring Fund, pursuant to this Agreement will, on the effective date of the Post-Effective Amendments, comply in all material respects with the 1940 Act and the rules and regulations thereunder.]

5.	COVENANTS

The Acquired Entity, on behalf of each Acquired Fund, and the Acquiring Entity, on behalf of each Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by such Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Entity, on behalf of each Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of each Acquiring Fund, and the Acquired Entity, on behalf of each Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Acquiring Entity, on behalf of each Acquiring Fund, and the Acquired Entity, on behalf of each Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Entity, on behalf of each Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the corresponding Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Entity, on behalf of each Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquiring Entity, on behalf of such Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of such Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

[5.9 The Acquiring Entity, on behalf of Transamerica Diversified Equity, shall prepare and file one or more post-effective amendments to its registration statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register Transamerica Diversified Equity under the 1933 Act and the 1940 Act.]

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of the Acquired Entity, on behalf of each Acquired Fund, to consummate the Reorganization of such Acquired Fund shall be subject, at the Acquired Entity’s election, to the following conditions with respect to the applicable Acquired Fund:

6.1 All representations and warranties of the Acquiring Entity, on behalf of such Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of such Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of such Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of such Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the corresponding Acquired Fund and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of such Acquiring Fund, shall have delivered to such Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of such Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of such Acquiring Fund, and the Acquired Entity, on behalf of the corresponding Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of the Acquiring Entity, on behalf of each Acquiring Fund, to consummate the Reorganization of the corresponding Acquiring Fund shall be subject, at the Acquiring Entity’s election, to the following conditions with respect to the applicable Acquiring Fund:

7.1 All representations and warranties of the Acquired Entity, on behalf of such Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of such Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of such Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of such Acquiring Fund, a Statement of Assets and Liabilities of such Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of such Acquired Fund. The Acquired Entity, on behalf of such Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of such Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of such Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of such Acquired Fund, and the Acquiring Entity, on behalf of such Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by such Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND EACH CORRESPONDING ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of each Acquired Fund, or the Acquiring Entity, on behalf of the corresponding Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the corresponding Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.5) refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Acquired Fund and its corresponding Acquiring Fund:

8.1 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to such Acquired Fund, or the Acquiring Entity, with respect to such Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Acquiring Fund or such Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending. [The Post-Effective Amendments shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.]

8.4 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the applicable Acquired Fund, the Acquiring Entity, on behalf of the applicable Acquiring Fund, and their respective authorized officers, (i) the applicable

Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and the corresponding Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquiring Fund upon receipt of the Assets of the corresponding Acquired Fund solely in exchange for the applicable Acquiring Fund Shares and the assumption by such Acquiring Fund of the Liabilities of the applicable Acquired Fund; (iii) the basis in the hands of such Acquiring Fund of the Assets of the corresponding Acquired Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period of each Asset in the hands of such Acquiring Fund will include the period during which the Asset was held by such Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by such Acquired Fund upon the transfer of its Assets to the corresponding Acquiring Fund in exchange for the applicable Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of such Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares of the corresponding Acquiring Fund as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of the applicable Acquired Fund receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held such Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham McCutchen LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

[8.5 The Acquiring Entity, on behalf of each Acquiring Fund, shall have received on the applicable Closing Date an opinion of Venable LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a corporation organized under the laws of the State of Maryland; (b) the Acquired Entity, with respect to the corresponding Acquired Fund, has the power as a corporation to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and delivered by the Acquired Entity, on behalf of the corresponding Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the corresponding Acquired Fund, enforceable against the Acquired Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Venable LLP appropriate to render the opinions expressed therein.]

[8.5 The Acquiring Entity, on behalf of each Acquiring Fund, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a statutory trust existing under the laws of the State of Delaware; (b) the Acquired Entity, with respect to the corresponding Acquired Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Acquired Entity, on behalf of the corresponding Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the corresponding Acquired Fund, enforceable against the Acquired Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.]

8.6 The Acquired Entity, on behalf of each Acquired Fund, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the corresponding Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Entity, with respect to the corresponding Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as know to such counsel, delivered by the Acquiring Entity, on behalf of the corresponding Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the corresponding Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Entity, out of each Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of an Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of each Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of an Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or

(b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of each Acquiring Fund, and the Acquired Entity, on behalf of each Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of the Reorganizations will be shared by TAM and the Acquiring Funds and Acquired Funds in accordance with an allocation approved by the Acquired Entity and Acquiring Entity Boards. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of each Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Fund or Acquired Fund at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Acquiring Fund or such Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party. The termination of this Agreement with respect to an Acquired Fund or its corresponding Acquiring Fund shall not affect the continued effectiveness of this Agreement with respect to any other Acquired Fund or Acquiring Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Acquired Entity, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Entity, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

TRANSAMERICA FUNDS, on behalf of each of its series listed in Exhibit A attached hereto

By:

Name:

Title:

[TRANSAMERICA FUNDS/TRANSAMERICA
INVESTORS, INC.], on behalf of each of its series listed in Exhibit A attached hereto

By:

Name:

Title:

Exhibit A

Acquired Fund/Classes	Acquiring Fund/Classes

[Acquired Fund]	[Acquiring Fund]
[Class]	[Class]
[Class]	[Class]
[Acquired Fund]	[Acquiring Fund]
[Class]	[Class]
[Class]	[Class]
[Acquired Fund]	[Acquiring Fund]
[Class]	[Class]
[Class]	[Class]
[Acquired Fund]	[Acquiring Fund]
[Class]	[Class]
[Class]	[Class]
[Acquired Fund]	[Acquiring Fund]
[Class]	[Class]
[Class]	[Class]

SCHEDULE 4.1

SCHEDULE 4.2

EXHIBIT B

PORTFOLIO MANAGEMENT DISCUSSION

Transamerica Premier Balanced Fund
(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008, was exceptionally challenging for investors. As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank. The financial markets responded to these events with substantial losses.

The credit problems in the financial sector and a near-freeze in the funding market prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

The poor credit market and economic environment spawned a flight from higher-risk assets such as stocks and corporate bonds to the relative safety of U.S. government-backed securities. Increasing demand for Treasuries drove prices higher and, because they move in opposition, yields lower. As the risk aversion escalated, the difference between Treasury and non-government yields, in some cases, reached record levels.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost. Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Balanced Fund, Investor Class returned (33.27)%. By comparison its primary and secondary benchmarks, Standard and Poor’s 500 Composite Stock Index (“S&P 500”) and Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Bond Index (“BCGC”), returned (37.00)% and 5.70%, respectively.

STRATEGY REVIEW

On the equity side, the portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology (e.g., Apple, Inc.) and consumer discretionary (e.g., Daimler AG) sectors as well as an underweight position in consumer staples, the sector that experienced the smallest decline.

Within technology, strong demand for Apple’s Macs, Nanos and iPhones was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and continue to gain market share. We also maintained our position in Tyco Electronics, Ltd., a maker of connectors for the auto, aerospace and telephony industries. We believe the company is growing at a healthy rate for a quasi-industrial company. Daimler suffered during the year due primarily to the downward trend in auto sales worldwide and the lack of financing available to consumers.

Helping to offset some of the underperformance was WW Grainger, Inc., a distributor of industrial maintenance and repair supplies. It benefited from a number of new improvement projects and expansion into new markets.

On the fixed-income side, a shorter-than-index duration as well as an overweighting of non-government sectors (i.e., investment-grade corporate securities and agency mortgage securities), which lagged the Treasury sector, was the primary source of underperformance. Among investment-grade corporate bonds, we had no exposure to the most distressed companies in the troubled financial services sector. On the mortgage side, our emphasis was on short-duration agency collateralized mortgage obligations, which were less volatile than other mortgage securities. As the credit crisis expanded to other parts of the market and world, we pared back our exposure to corporates.

Gary U. Rollé, CFA
Geoffrey I. Edelstein, CFA, CIC
Edward S. Han
John J. Huber, CFA
Peter O. Lopez
Erik U. Rollé
Greg D. Haendel, CFA
Derek S. Brown, CFA
Brian W. Westhoff, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Value Balanced
(unaudited)

MARKET ENVIRONMENT

US securities markets faced many challenges in the twelve months ended October 31, 2008, ultimately delivering strongly negative returns across the board. The Russell 1000® Value Index (“Russell 1000 Value”) declined 36.80% and the Barclays Capital (formerly Lehman Brothers) US Aggregate Bond Index (“BCAB”) slightly increased 0.30%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. The higher borrowing costs made it more difficult for companies to fund payroll, inventory and other near-term expenses. Consumers, already feeling the effects of higher energy and food prices, rising unemployment and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown increased.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Value Balanced Class A returned (32.94)%. By comparison, its primary and secondary benchmarks, the Russell 1000 Value and the BCAB, returned (36.80)% and 0.30%, respectively.

STRATEGY REVIEW

The portfolio underperformed the blended benchmark, reflecting an overweighting in equities, which underperformed bonds, and underperformance of the equity and bond portfolios as compared to their respective benchmarks.

On the equity side, we attribute underperformance to overweighting energy and shipping-related stocks. As the period progressed, investors shunned these stocks over concerns that the global supply-demand ratios driving their growth will deteriorate as economic growth abates worldwide. The largest individual detractors from relative performance included Aegean Marine Petroleum Network Inc. and McDermott International, Inc., an oil services company. The negative impact of these was partially offset by another energy stock, Fording Canadian Coal Trust, and by gains from software giant Microsoft Corporation early in the period. Management of the portfolio was transferred to a new team at Transamerica Investment Management as of October 1, 2008. The new team began repositioning the portfolio to be more diversified by sector and industry while keeping it relatively concentrated in 35-45 names. In selecting stocks to replace the energy, shipping and other stocks vulnerable to the slowing global economy, we focused on companies that derive more of their revenues from US sources.

We believe that since the US was first to take action to stave off recession, it also will emerge from the economic downturn before others do.

In the bond portfolio, an overweighting of non-government sectors (i.e., investment-grade corporate securities and agency mortgage securities), which lagged the Treasury sector, was the primary source of underperformance. The negative effect of these overweightings was partially mitigated by our individual security selection. Among investment-grade corporate bonds, we had no exposure to the most distressed companies in the troubled financial services sector. Our mortgage exposure emphasized short-duration agency collateralized mortgage obligations, which were less volatile than other mortgage securities.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector should provide some much-needed rationality in the markets. We believe it should help to rebuild trust and reduce the severity of the recession. In the interim, we believe high levels of market volatility will likely persist.

Greg D. Haendel, CFA
Geoffrey I. Edelstein, CFA, CIC
Derek S. Brown, CFA
Scott L. Dinsdale, CFA
Kirk R. Feldhus
Brian W. Westhoff, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Prior to October 1, 2008, Heidi Y. Hu and Michelle E. Stevens were co-portfolio managers to this fund.

Transamerica Balanced
(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. Stocks underperformed bonds, as the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) declined 36.10% and the Barclays Capital (formerly Lehman Brothers) US Government/Credit Bond Index (“BCGC”) fell 1.06%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. The higher borrowing costs made it more difficult for companies to fund payroll, inventory and other near-term expenses. Consumers, who already were feeling the effects of higher energy and food prices and rising unemployment, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown increased.

A 60% equity/40% bond blend of the above mentioned indices declined 23.39% during the period.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Balanced Class A returned (33.55)%. By comparison, its primary and secondary benchmarks, the S&P 500 and the BCGC, returned (36.10)% and (1.06)%, respectively.

STRATEGY REVIEW

Transamerica Balanced’s twelve-month return reflects an overweighting in equities, which underperformed bonds, and underperformance of the equity and bond portfolios as compared to their respective benchmarks.

On the equity side, the key factors in the lagging returns were our underweighting in the top-performing consumer staples sector and poor results for some of our automotive/transportation holdings (e.g., Daimler AG (“Daimler”)). Daimler suffered during the year due primarily to the downward trend in automotive sales worldwide and the lack of financing available to consumers. Partially offsetting these declines were our selections in the healthcare (e.g., Gilead Sciences, Inc. (“Gilead”)) and producer durables (e.g., W.W. Grainger, Inc. (“Grainger”)) sectors. Gilead, a biopharmaceutical company working on treatments for cures to life-threatening diseases, has benefited from competitors being merged, which reduced its competition. Grainger, a building maintenance supply company, has implemented improvement projects within its businesses. This company-specific catalyst enabled Grainger to take market share from competitors, partially offsetting the effects of a weaker economy. The portfolio also benefited from our underweighting the financials sector.

In the bond portfolio, an overweighting of non-government sectors (i.e., investment-grade corporate securities and agency mortgage securities), which lagged the Treasury sector, was the primary source of underperformance. The negative effect of these overweightings was partially mitigated by our individual security selection. Among investment-grade corporate bonds, we had no exposure to the most distressed companies in the troubled financial services sector. On the mortgage side, our emphasis was on short-duration agency collateralized mortgage obligations, which were less volatile than other mortgage securities.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector, the biggest government intervention in the financial system since the 1930s, should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. The equity portfolio is populated with securities of companies that, in our opinion, have capable management teams, strong balance sheets and highly competitive positions, and that stand to benefit from long-term secular trends. We believe these traits will allow the companies to weather a recession better than most and emerge as stronger competitors on the other side. On the bond side, we are maintaining a relatively cautious stance, with a shorter-than-index duration and a focus on quality.

Gary U. Rollé, CFA
Greg D. Haendel, CFA
Derek S. Brown, CFA
Geoffrey I. Edelstein, CFA, CIC
Edward S. Han
John J. Huber, CFA
Peter O. Lopez
Erik U. Rollé
Brian W. Westhoff, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Prior to October 1, 2008, Heidi Y. Hu, CFA was also a co-portfolio manager.

Transamerica Premier Diversified Equity Fund
(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors. As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank. The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost. Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Diversified Equity Fund, Investor Class returned (40.93)%. By comparison its benchmark, the Standard and Poor’s 500 Composite Stock Index, returned (37.00)%.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology and consumer discretionary sectors. Also pressuring relative performance were the portfolio’s underweight positions in better-performing sectors like health care and consumer staples.

Within technology, strong demand for Apple, Inc.’s Macs, Nanos and iPhones was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and continue to gain market share.

Another significant detractor from relative performance was CME Group, Inc., an electronic derivatives exchange. Although CME is the leader in this segment, a slowdown in the company’s monthly trading volumes compared to rapid volume growth in 2007 caused the stock to sell off. We believe CME will continue to gain market share with development of several new exchange traded products and maintained our position.

On the upside, the portfolio’s relative results benefited from stock selection in the financials (e.g., Plum Creek Timber, Co., Inc.) and materials (e.g., Sigma-Aldrich Corp.) sectors. Plum Creek, a real estate investment trust (“REIT”), owns and manages timberlands in the U.S. and benefited from its status as the largest private landholder in the U.S. The company plans to sell much of its higher-quality, higher-priced acreage for conservation, residential and recreational uses.

Although Sigma is technically a chemicals company, it serves the healthcare industry by providing chemical products and kits used in scientific, genomic, pharmaceutical and biotech research. We believe a stable business model, expanding margins and strong cash flow bode well for this company.

Gary U. Rollé, CFA
Geoffrey I. Edelstein, CFA, CIC
Kirk R. Feldhus
Thomas E. Larkin, III
John D. Lawrence, CFA
Peter O. Lopez

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Premier Institutional Diversified Equity Fund
(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors. As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank. The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost. Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Institutional Diversified Equity Fund, Institutional Class returned (40.98)%. By comparison its benchmark, the Standard and Poor’s 500 Composite Stock Index, returned (37.00)%.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology (e.g., Apple, Inc. and Tyco Electronics, Ltd.) and consumer discretionary (e.g. BorgWarner, Inc.) sectors. Also pressuring relative performance were the portfolio’s underweight positions in better-performing sectors like health care and consumer staples. Apple was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and we believe will continue to gain market share. Tyco, a maker of connectors for the auto, aerospace and telephony industries, has seen its stock price decline primarily due to its association with the auto industry. We believe that the company is growing at a healthy rate for a quasi-industrial company and have maintained our position.

On the upside, the portfolio’s relative results benefited from stock selection in the financials (e.g., Plum Creek Timber, Co., Inc.) and materials (e.g., Sigma-Aldrich Corp.) sectors. Plum Creek, a real estate investment trust (“REIT”), owns and manages timberlands in the U.S. and benefited from its status as the largest private landholder in the U.S. The company plans to sell much of its higher-quality, higher-priced acreage for conservation, residential and recreational uses. Another positive for the stock: President-elect Obama introduced the largest public works spending program since the interstate highway system.

Although Sigma is technically a chemicals company, it serves the healthcare industry by providing chemical products and kits used in scientific, genomic, pharmaceutical and biotech research. We believe a stable business model, expanding margins and strong cash flow bode well for this company.

Gary U. Rollé, CFA
Geoffrey I. Edelstein, CFA, CIC
Kirk R. Feldhus
Thomas E. Larkin, III
John D. Lawrence, CFA
Peter O. Lopez

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Science & Technology
(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. The Dow Jones US Technology Index (“DJ Technology”) declined 40.90%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. This made it more difficult for companies to fund payroll, inventory and other near-term expenses in the face of high borrowing costs. Consumers, who already were feeling the effects of higher energy and food prices and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown rose.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Science & Technology Class A returned (48.18)%. By comparison, its benchmark, the DJ Technology, returned (40.90)%.

STRATEGY REVIEW

We position the portfolio to benefit from at least one of several long-term secular trends that we believe can be the source of strong growth for a company. Among these are the digitization of media for mass consumer adoption, and development and delivery of alternative energy and other environmental sustainability projects. Other trends underlying our stock selections are the unique application of technology to gain a competitive edge and the development of biotechnology products and treatments that improve the quality and efficacy of health care.

Despite our focus on these secular growth trends, the stocks in the portfolio were generally unable to withstand the broad-scale sell-off of technology stocks that occurred during the period. Driving that sell-off were hedge funds and other major holders of technology stocks that were forced to sell securities in order to raise capital.

The largest detractors from performance were technology sector holdings (e.g., SiRF Technology Holdings, Inc. (“SiRF”) and SunPower Corporation (“SunPower”)). We sold SiRF, a maker of global positioning systems (“GPS”) semiconductor chips, when it became apparent that the commoditization of GPS chips was occurring more rapidly than we anticipated. SunPower is a manufacturer and installer of solar power technologies. Its stock price fluctuated widely during the period as sales were affected by customers’ difficulty in obtaining financing and investors worried about the future of government subsidies for alternative energy. We maintained the position, in the belief that there will be aggressive pursuit of alternative energy technologies in the coming years.

These declines were partially offset by our overweighting and stock selection in the health care sector (e.g., NuVasive, Inc. (“NuVasive”) and Gilead Sciences, Inc. (“Gilead”)). NuVasive, a medical device company, is benefiting from advancements in spinal surgery techniques. Further, its business is relatively immune from cyclical economic trends. Gilead, a biopharmaceutical company working on treatments for cures to life-threatening diseases, has benefited from competitors’ mergers, which reduced its competition.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector, the biggest government intervention in the financial system since the 1930s, should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Kirk J. Kim
Joshua D. Shaskan, CFA
Jeffrey J. Hoo, CFA
Erik U. Rollé

Co-Portfolio Managers
Transamerica Investment Management, LLC

Prior to March 1, 2008, Gary V. Rollé, CFA was also a co-portfolio manager.

Transamerica Templeton Global
(unaudited)

MARKET ENVIRONMENT

Transamerica Investment Management, LLC:

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. The Russell 1000® Growth Index declined 36.95%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. This made it more difficult for companies to fund payroll, inventory and other near-term expenses in the face of high borrowing costs. Consumers, who already were feeling the effects of high energy prices, increasing food costs, rising unemployment and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown rose.

Templeton Investment Counsel, LLC:

During the twelve months ended October 31, 2008, US gross domestic product (“GDP”) growth slowed markedly as housing prices declined, consumer demand softened, and a credit crisis originally related to US sub-prime loan losses intensified and spread globally. Recessionary fears spanned the entire period, and by summer most economists agreed a recession was under way, and a global slowdown surfaced.

Strong global demand triggered a commodity price boom, which added to global inflationary pressures. Seeking to reignite the US economy, the Fed lowered rates to 1.00% from 4.50%. The eurozone focused on controlling inflation and kept rates steady at 4.00% until July when the European Central Bank (“ECB”) joined many of the world’s central banks and raised rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world’s monetary authorities cut interest rates aggressively. The US dollar, which had previously declined versus many of the world’s currencies, regained ground quickly toward period-end, and the dollar posted twelve-month gains relative to most currencies.

Against this challenging economic backdrop, many global equity markets were volatile, and virtually all local indices suffered losses for the twelve-month period. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies’ balance sheets, primarily outside the financial sector, remained relatively strong.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Templeton Global Class A returned (44.68)%. By comparison, its benchmark, the Morgan Stanley Capital International World Index (“MSCIW”), returned (41.51)%.

STRATEGY REVIEW

Transamerica Investment Management LLC:

The portfolio lagged the index due primarily to poor results for our holdings within the automotive/transportation (e.g., Daimler AG (“Daimler”)), technology (e.g., Research In Motion Limited (“RIMM”)), and consumer discretionary (e.g., MGM Mirage (“MGM”)) sectors. Daimler suffered during the year as a result of the downward trend in automotive sales worldwide, a trend that was heightened by consumers’ difficulty in obtaining financing. We believe RIMM’s performance can be attributed to the concerns of slowing consumer spending rather than to any deterioration in company fundamentals. We sold our position in MGM in early 2008, based on our belief that discretionary spending on travel and entertainment would slow.

Partially offsetting these declines were our selections in materials/processing (e.g., Praxair, Inc. (“Praxair”)) and healthcare (e.g., Gilead Sciences, Inc. (“Gilead”)) and our cash position. Praxair, a producer and distributor of industrial gases, held up relatively well because its stable business model emphasizes long-term contracts. We believe this will help the company maintain its already strong market share. Gilead, a biopharmaceutical company working on treatments for cures to life-threatening diseases, has benefited from competitors’ mergers, which reduced its competition. Our goal is to be fully invested at all times, and cash has historically averaged less than 5% of portfolio assets. However, as market conditions worsened, we let our cash position build slightly so that we could redeploy the assets in attractive new opportunities as they arose.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector, the biggest government intervention in the financial system since the 1930s, should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and serve to shorten or at least reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Templeton Investment Counsel, LLC:

Overall, investments in every country represented in the portfolio, with the exception of Mexico (not an index component), fell in value during the year under review, as did every country represented in the index. Geographically, the portfolio’s Asian and Latin American equities hindered performance in absolute terms and relative to the benchmark for the reporting period. Stock selection in Japan hurt relative performance, as did the portfolio’s holdings in Brazil (not an index component). In Europe, overweightings and stock selection in Norway and the Netherlands, and our underweighting and stock selection in Switzerland, also hindered relative performance.

During this difficult year for equities, every sector experienced declines in value. Utilities were a major detractor from performance relative to the benchmark, due to our underweighting and stock selection. Among utilities, E.ON AG (Germany) and Korea Electric Power Corporation (South Korea) posted steep share price declines.

The financials sector suffered heavy losses and hurt portfolio performance on an absolute basis. Key underperformers included Japanese lender Aiful Corporation, Netherlands-based ING Groep N.V., and French insurer AXA. Underweighting in consumer staples and stock selection in the consumer discretionary sector weighed on absolute and relative performance, particularly, automotive manufacturer Bayerische Motoren Werke AG (“BMW”) (Germany) and food and staples retailer The Jean Coutu Group (PJC) Inc. (Canada).

Geographically, our North American equities benefited the portfolio’s performance in relative terms, largely due to stock selection. Our overweighted allocation to the Middle East and Africa (composed solely of investments in non-index South Africa and Israel) also helped relative results. By country, stock selection in France and the United Kingdom (“UK”) contributed to relative performance, aided by an underweighted position in Australia. Stock selection and an underweighting in Ireland also aided relative results.

In regard to sectors, industries and individual securities, the portfolio showed strength relative to the benchmark in several areas. Although financials stocks hurt the portfolio in absolute terms, our underweighting versus the benchmark was beneficial in relative terms. Based on stock selection, ACE Limited, Munich RE AG, HSBC Holdings plc and Promise Co., Ltd. performed well on a relative basis. The materials sector was another major positive contributor to performance relative to the benchmark, due to our underweighted allocation and stock selection. Our underweighted position in metals and mining companies aided relative results, as most share prices fell precipitously in the latter half of the fiscal year when related commodity prices plummeted. Driven by stock selection, the energy sector also helped relative performance for the period. Top contributors included UK-based oil and gas conglomerate BP plc. and Italy’s Eni SpA.

Our overweighted position in the health care sector also lifted the portfolio’s relative returns, aided by holdings in pharmaceutical manufacturers such as Swiss firm Novartis AG (not an index component), French company Sanofi-Aventis and UK giant GlaxoSmithKline plc, which each declined less than the overall index.

The US dollar appreciated versus most foreign currencies for the period, which negatively affected the portfolio’s performance because investments in securities with non-US currency exposure lost value as the dollar strengthened.

Gary U. Rollé, CFA

Portfolio Manager
Transamerica Investment Management, LLC

Tina Sadler, CFA
Antonio T. Docal, CFA
Gary Motyl, CFA

Co-Portfolio Managers
Templeton Investment Counsel, LLC

Transamerica Premier Equity Fund
(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors. As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank. The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost. Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Equity Fund, Investor Class returned (44.74)%. By comparison its primary and secondary benchmarks, the Russell 1000® Growth Index and the Standard and Poor’s 500 Composite Stock Index, returned (38.44)% and (37.00)%, respectively.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology and consumer discretionary sectors. Also pressuring relative performance were the portfolio’s underweight position in the consumer staples sector and an overweight position in the financials sector.

Within technology, strong demand for Apple, Inc.’s Macs, Nanos and iPhones was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and continue to gain market share. We were not as optimistic about Research In Motion, Ltd., one of the largest detractors from relative performance. This maker of the BlackBerry wireless platform has fallen behind in its technology for phones, prompting us to liquidate our position.

Another significant detractor from relative performance was CME Group, Inc., an electronic derivatives exchange. Although CME is the leader in this segment, a slowdown in the company’s monthly trading volumes compared to rapid volume growth in 2007 caused the stock to sell off. We believe CME will continue to gain market share with development of several new exchange traded products and maintained our position.

On the upside, the portfolio’s relative results benefited from an underweight position versus the index in the poorly performing energy sector and strong individual stock selection within the healthcare and materials sectors (e.g., Gilead Sciences, Inc. and Praxair, Inc.). A biotech company that develops therapeutic treatments for infectious, life-threatening diseases such as HIV, Gilead proved resilient to the economic downturn. Generally speaking, Gilead’s products are not price sensitive, patent dependent or threatened by competition. We believe we will see continued strength in the stock. Praxair is a worldwide producer and distributor of industrial gases. The inherent defensiveness of the industrial gases sector, as well as a backlog of new projects that has virtually locked in sales and earnings growth through 2010, provided stability for Praxair during the period.

Gary U. Rollé, CFA
Geoffrey I. Edelstein, CFA, CIC
Edward S. Han
John J. Huber, CFA
Peter O. Lopez
Erik U. Rollé

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Premier Institutional Equity Fund
(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors. As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank. The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost. Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Institutional Equity Fund, Institutional Class returned (43.92)%. By comparison its primary and secondary benchmarks, the Russell 1000® Growth Index and the Standard and Poor’s 500 Composite Stock Index, returned (38.44)% and (37.00)%, respectively.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of weak returns posted by individual holdings in the information technology and consumer discretionary sectors. Also pressuring relative performance were the portfolio’s underweight position in the consumer staples sector and an overweight position in the financials sector.

Within technology, strong demand for Apple, Inc.’s Macs, Nanos and iPhones was undermined by continued rumors of management change. In addition, some investors believe growth in demand for the iPod has reached a plateau. We maintained our position, convinced that Apple will stay on the cutting edge of personal technology devices and we believe will continue to gain market share. We were not as optimistic about Research in Motion, Ltd., one of the largest detractors from relative performance. This maker of the BlackBerry wireless platform has fallen behind in its technology for phones, prompting us to liquidate our position.

Another significant detractor from relative performance was CME Group, Inc., an electronic derivatives exchange. Although CME is the leader in this segment, a slowdown in the company’s monthly trading volumes compared to rapid volume growth in 2007 caused the stock to sell off. We believe CME will continue to gain market share with development of several new exchange traded products and maintained our position.

On the upside, the portfolio’s relative results benefited from an underweight position versus the index in the poorly performing energy sector and strong individual stock selection within the healthcare and materials sectors (e.g., Gilead Sciences, Inc. and Praxair, Inc.). A biotech company that develops therapeutic treatments for infectious, life-threatening diseases such as HIV, Gilead proved resilient to the economic downturn. Generally speaking, Gilead’s products are not price sensitive, patent dependent or threatened by competition. We believe we will see continued strength in the stock. Praxair is a worldwide producer and distributor of industrial gases. The inherent defensiveness of the industrial gases sector, as well as a backlog of new projects that has virtually locked in sales and earnings growth through 2010, provided stability for Praxair during the period.

Gary U. Rollé, CFA
Geoffrey I. Edelstein, CFA, CIC
Edward S. Han
John J. Huber, CFA
Peter O. Lopez
Erik U. Rollé

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Equity
(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. The Russell 1000® Growth Index (“Russell 1000 Growth”) declined 36.95%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. This made it more difficult for companies to fund payroll, inventory and other near-term expenses in the face of high borrowing costs. Consumers, who already were feeling the effects of high energy prices, increasing food costs, rising unemployment and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the US government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown rose.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Equity Class A returned (43.25)%. By comparison, its benchmark, the Russell 1000 Growth, returned (36.95)%.

STRATEGY REVIEW

The Fund lagged the index due primarily to poor results from our holdings within the automotive/transportation (e.g., Daimler AG (“Daimler”)), technology (e.g., Research in Motion Limited (“RIMM”)), and consumer discretionary (e.g., MGM Mirage (“MGM”)) sectors. Daimler suffered during the year as a result of the downward trend in automotive sales worldwide, a trend that was heightened by consumers’ difficulty in obtaining automotive loans. We believe RIMM’s performance can be attributed to the concerns of slowing consumer spending rather than to any deterioration in company fundamentals. We sold our position in MGM in early 2008, based on our belief that discretionary spending on travel and entertainment would slow.

Partially offsetting these declines were our selections in materials/processing (e.g., Praxair, Inc. (“Praxair”)) and healthcare (e.g., Gilead Sciences, Inc. (“Gilead”)) and our cash position. Praxair, a producer and distributor of industrial gases, held up relatively well because its stable business model emphasizes long-term contracts. We believe this will help the company maintain its already strong market share. Gilead, a biopharmaceutical company working on treatments for cures to life-threatening diseases, has benefited from competitors’ mergers, which reduced its competition. Our goal is to be fully invested at all times, and cash has historically averaged less than 5% of portfolio assets. However, as market conditions worsened, we let our cash position build slightly so that we could redeploy the assets in attractive new opportunities as they arose.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector, the biggest government intervention in the financial system since the 1930s, should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and serve to shorten or at least reduce the severity of the recession. In the interim, high levels of market volatility likely will persist. The portfolio is populated with stocks of companies that, in our opinion, have capable management teams, strong balance sheets and highly competitive positions, and we believe stand to benefit from long-term secular trends.

Gary U. Rollé, CFA
Geoffrey I. Edelstein, CFA, CIC
Edward S. Han
John J. Huber, CFA
Peter O. Lopez
Eric U. Rollé

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Premier Focus Fund
(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors. As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank. The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost. Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Focus Fund, Investor Class returned (41.19)%. By comparison its benchmark, the Standard and Poor’s 500 Composite Stock Index, returned (37.00)%.

STRATEGY REVIEW

The portfolio’s underperformance was largely a result of losses for individual holdings in the information technology and health care sectors (e.g., Apple, Inc. and Nvidia, Inc.). An underweight position in consumer staples also held back relative results.

Although sales for Apple, Inc.’s marquee products during the period remained strong, the effects were negated by speculation of a change in management. We believe Apple will continue to capture market share by launching new cutting-edge personal technology devices, and maintained our position in the stock.

Video graphics chipmaker NVIDIA Corp. also traded lower, pressured by declining profits, growing competition and a decline in video game sales. We eliminated the position in the portfolio.

One of the largest individual detractors was Nighthawk Radiology Holdings, a provider of off-hours emergent radiologic interpretations to doctors’ offices and hospitals. The stock declined when the company lost several key contracts to competitors and experienced a change in management. We believe Nighthawk is positioned to benefit from growing demand for telemedicine (the transfer of medical information via telephone, the Internet or other networks for consulting purposes) and maintained our position.

Meanwhile, strong returns delivered by select holdings in the consumer discretionary and industrials sectors (e.g., Strayer Education, Inc., and CH Robinson Worldwide, Inc.) bolstered the portfolio’s relative performance. Also aiding relative results was a relatively high cash position (i.e., 12% average for the year). Strayer is a provider of undergraduate and graduate degree programs in traditional classroom settings, and over the Internet. Despite initial worries about limited access to student loans, investors gained confidence in Strayer upon learning that the majority of its funding comes from government-backed loans. The stock also benefited from strong enrollment growth and a tuition increase. CH Robinson, a freight logistics company, advanced as demand for its transportation services prevailed over shrinking margins resulting from higher fuel costs. In addition, the company continued to take market share from competitors.

Edward S. Han
Kirk J. Kim
Joshua D. Shaskan, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Legg Mason Partners All Cap
(unaudited)

MARKET ENVIRONMENT

The stock market experienced rising volatility during the last fiscal year, with this reaching very high levels toward the end of the year. Concerns over the financial conditions within the banking and financial services sectors led to sharp declines in most stock indices. Exacerbating the decline in equity values were the actions of hedge funds which apparently had to liquidate some of their major holdings in the last quarter of fiscal 2008.

Outside of the financial services sector, many companies are in the strongest cash and financial positions in history. There is a long list of publicly traded corporations whose enterprise values are less than equal to 90% of the total value of their common stocks. In other words, many companies have at least a net cash position of 10% of the value of their shares outstanding. Because of this, the market performance of many companies seemed divorced from reality as the fiscal year wore on. Economic uncertainties accounted for some of this but we believe the action of hedge funds was equally or more important. In recent years, hedge funds have made up an increasing percentage of daily trading and often times their focus is short-term in nature. The use of leverage by many hedge funds accentuated their effect on the stock market, especially during the third quarter in 2008.

Our principal response was to do our best to avoid the “problem companies” in fiscal 2008. In the last market cycle (2001-2002), the poster children for bad corporate behavior were Enron Corporation, WorldCom, and Adelphia Communications Corporation. During 2008, The Bear Stearns Companies Inc., American International Group, Inc., Lehman Brothers Holdings Inc., Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), the latter two Government Sponsored Enterprises all declared bankruptcy or were forced into receivership. We held none of these companies in the portfolio during the periods leading up to their bankruptcies.

With the stock market focusing on the credit and liquidity problems in the banking sector, we focused on those companies whose balance sheets were strong and whose longer term business prospects were sound, in our opinion. Although we are an all-cap manager, analysis suggested that larger companies represented a very attractive segment of the market on both relative and absolute basis. Larger companies seem as cheap as they have been at any time in the last 25 years. They now make up a larger percentage of our portfolios than at any time in the last 5 years.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Legg Mason Partners All Cap Class A returned (35.81)%. By comparison, its benchmark, the Russell 3000 Index, returned (36.60)%.

STRATEGY REVIEW

For the fiscal year, stock selection in the financials and consumer staples sectors contributed to absolute performance while energy and information technology sectors detracted the most from absolute performance.

The top stock contributors to portfolio performance during the fiscal year were Wal-Mart Stores, Inc. (“Wal-Mart”), The Chubb Corporation (“Chubb”), Visa Inc., Verisign Inc., and AirTran Holdings Inc. The largest detractors from performance were Motorola, Inc.,Vodafone Group Plc — ADS, General Electric Company, Merrill Lynch & Co., Inc., and Samsung Electronics Co., Ltd. GDR (“Samsung”).

John J. Goode
Peter J. Hable

Co-Portfolio Managers
ClearBridge Advisors, LLC

Transamerica Premier Growth Opportunities Fund
(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2008 was exceptionally challenging for investors. As problems in the credit markets spread to other segments of the economy, unemployment rose to 7.2%, home prices fell for the third consecutive year, consumer confidence declined, and U.S. gross domestic product (“GDP”) shrank. The financial markets responded to these events with substantial losses.

The credit problems in the financial sector prompted the U.S. government to intervene early in the year with a $160 billion economic stimulus package intended to stave off an economic collapse. However, in the second quarter it became evident that the credit crisis had not only spread beyond the financial sector but also beyond U.S. borders. Subsequent attempts to stabilize the U.S. monetary system and economy with capital injections came from the Federal Reserve Board (“Fed”) and the federal government. Further, throughout the course of the year, the Fed lowered short-term interest rates from 4.25% to an unprecedented target range of 0-0.25%. China and Europe also cut interest rates in an effort to stimulate growth.

As the year came to a close, falling energy prices and the historic election of the 44th U.S. President gave the markets a much-needed confidence boost. Investor confidence plummeted once again, however, when the Big Three automakers announced they were unable to continue funding operations without government assistance, sending ripples throughout the markets, especially among industrial suppliers to the automakers.

PERFORMANCE

For the year ended December 31, 2008, Transamerica Premier Growth Opportunities Fund, Investor Class returned (40.85)%. By comparison its primary and secondary benchmarks, the Russell 2500® Growth Index and the Russell Midcap® Growth Index, returned (41.50)% and (44.32)%, respectively.

STRATEGY REVIEW

A modest cash position bolstered the portfolio’s relative results, as did an underweight position in the energy sector. Select holdings in the industrials and financials sectors (e.g., CH Robinson Worldwide, Inc. and Signature Bank) also contributed to outperformance.

CH Robinson advanced during the period as demand for its transportation services overcame shrinking margins resulting from higher fuel costs. In addition, the company continued to take market share from competitors. Signature Bank, a full-service commercial bank, took market share and accelerated growth by hiring employees away from two competitors as they merged.

Making the largest individual positive contribution to relative performance was Strayer Education, Inc., a provider of undergraduate and graduate degree programs in traditional classroom settings, as well as over the Internet. Despite initial worries about limited access to student loans, investors gained confidence in Strayer upon learning that the majority of its funding comes from government-backed loans. The stock also benefited from strong enrollment growth and a tuition increase.

An underweight position in the consumer staples sector and weak stock selection within the health care and information technology sectors (e.g., Intuitive Surgical, Inc. and Sirf Technology Holdings, Inc.) detracted from performance. Intuitive develops surgical tools and devices that enable a surgeon’s movements to be more precise. Despite strong financial results and the continued adoption of robotic surgery, investors sold the stock indiscriminately when other high-quality, high-multiple stocks declined. We maintained our position in the stock based on our thesis that the company’s devices enable doctors to be more productive and we believe that demand for its products will therefore remain strong throughout the economic crisis. We liquidated our position in

Sirf, a maker of global positioning systems (“GPS”) and chips, midway through the year. Demand for its more-precise technology failed to meet our expectations.

Edward S. Han
John J. Huber, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Growth Opportunities
(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US equity indices delivered double-digit negative returns across the board. The Russell Midcap® Growth Index (“Russell Midcap Growth”) declined 42.65%.

Throughout the period, problems plaguing the housing market continued, while commodity prices first soared then plummeted. Meanwhile, what began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises in the markets where banks lend to each other and to businesses, causing extreme disruption in both US and foreign financial markets. As the problems multiplied, financial institutions tightened their lending standards. This made it more difficult for companies to fund payroll, inventory and other near-term expenses in the face of high borrowing costs. Consumers, already feeling the effects of higher energy and food prices, rising unemployment and lack of wage growth, also found it more difficult to borrow. Although the Federal Reserve Board (“Fed”) and the U.S. government intervened to restore confidence in the financial systems, the US headed toward recession and expectations of a global economic slowdown rose.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Growth Opportunities Class A returned (42.37)%. By comparison, its benchmark, the Russell Midcap Growth, returned (42.65)%.

STRATEGY REVIEW

We attribute the outperformance primarily to stock selections in the producer durables (e.g., W.W. Grainger, Inc. (“Grainger”)), automotive/transportation (e.g., C.H. Robinson Worldwide, Inc. (“C.H. Robinson”)) and consumer discretionary (e.g., Strayer Education, Inc. (“Strayer”)) sectors. Grainger, a building maintenance supply company, has implemented improvement projects within its businesses. This company-specific catalyst enabled Grainger to take market share from smaller competitors that lacked financing opportunities. C.H. Robinson, a freight-logistics company, has been investing in the latest shipping technologies and is taking market share from under-financed competitors. Strayer, a leader in undergraduate and graduate degree programs for working adults, continued to achieve consistent growth, aided in part by the fact that, during periods of economic weakness and when jobs are scarcer, people tend to focus on improving their skills.

Because cash outperformed stocks, a modest cash position at certain times also was a net contributor to performance. Our goal is to be fully invested at all times. However, as certain of our long-term investment themes matured amidst the market volatility, we sold holdings and allowed cash to build modestly, biding our time briefly before buying into new opportunities that became available at more attractive prices as the market fell.

The largest detractors from relative performance were holdings in the healthcare (e.g., ArthroCare Corporation (“ArthroCare”)), technology (e.g., SiRF Technology Holdings, Inc. (“SiRF”)) and consumer staples (e.g., Whole Foods Market, Inc. (“Whole Foods”)) sectors. ArthroCare, which develops medical devices for use in soft-tissue surgery, restated company financials. SiRF, a maker of global positioning systems (“GPS”) semiconductor chips, lost ground as it became apparent that the commoditization of GPS chips was occurring more rapidly than we anticipated. Results for Whole Foods, the organic food grocer, weakened as a slowdown in consumer spending spread to luxury items. We sold all three stocks.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Edward S. Han
John J. Huber, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Convertible Securities
(unaudited)

MARKET ENVIRONMENT

Faced with many challenges in the twelve months ended October 31, 2008, US stocks lost ground, and the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) declined 36.10%. Convertibles, which are highly sensitive to equity-market trends, followed stocks lower; the Merrill Lynch All US Convertible Securities Index (“MLCI”) declined 38.49%.

What began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe credit crises. Overnight lending between banks, a vital part of maintaining the flow of capital in the financial system, was disrupted as banks increasingly worried about undisclosed risks from exotic securities. As credit problems multiplied, financial institutions focused on protecting their financial positions and demanded higher yields on corporate debt to compensate for the greater risk associated with the uncertain environment. This made it more difficult and expensive for businesses to issue debt, causing Wall Street’s problems to spill over to Main Street, where businesses were already dealing with the signs of a slowing economy, including falling home prices, rising costs for food and energy, higher unemployment, lack of wage growth and tighter credit conditions. Although the Federal Reserve Board (“Fed”) and the US government intervened on several occasions, taking somewhat unprecedented measures, the credit crisis persisted and the economic outlook continued to dim.

Convertibles generally fare better than stocks during equity bear markets. That was not the case toward the end of the period. To raise cash, large institutional holders of convertibles (e.g., hedge funds) sold convertibles in volume. Additionally, corporate debt yields climbed, reducing the value of convertibles’ debt component.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Convertible Securities Class A returned (38.92)%. By comparison, its benchmark, the MLCI returned (38.49)%.

STRATEGY REVIEW

We seek the convertibles of well-run companies that generate free cash flow and stand to benefit from positive changes in the companies, their industries, or the external forces driving their businesses. These parameters led us to trim back the portfolio’s investments in securities from consumer discretionary companies, many of which were very susceptible to the worsening economy. This benefited the portfolio late in the period, as the poor economic situation became increasingly apparent. Also working to the portfolio’s advantage was an increased focus on securities from companies whose business models allowed them to weather the economic downturn relatively well. Among the portfolio’s large contributors to results was Gilead Sciences, Inc. (“Gilead”), a biopharmaceutical company. Gilead, which develops and markets treatments for diseases such as hepatitis C and HIV, saw steady product demand. Another top-performer was Informatica Corporation, a software company providing enterprise data integration. The company receives recurring cash flows from licensing and maintaining its software programs.

A key detractor was the portfolio’s overweighting in the energy sector. Early in the period, as commodity prices soared, our selections in natural gas producer Chesapeake Energy Corporation and oil services provider Schlumberger Limited (“Schlumberger”) garnered positive returns. When commodity prices later declined, performance in this sector followed suit.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and serve to shorten or at least reduce the severity of the recession. In the interim, market conditions likely will not be favorable. With that in mind, we are seeking securities of non-cyclical businesses that we believe benefit from long-term secular trends and thus can hold their own amidst the turbulence.

Kirk J. Kim
Peter O. Lopez

Co- Portfolio Managers
Transamerica Investment Management, LLC

Transamerica Flexible Income
(unaudited)

MARKET ENVIRONMENT

In the twelve months ended October 31, 2008, conditions in the economy and credit markets deteriorated, creating a very unstable environment for bond investors. The Barclays Capital (formerly Lehman Brothers) US Government/Credit Bond Index (“BCGC”) declined 1.06%.

What began as concerns about securities related to defaulting sub-prime mortgages escalated into a variety of increasingly severe crises. Overnight lending between banks, a vital part of maintaining the flow of capital in the financial system, was disrupted as banks increasingly worried about undisclosed risks from exotic securities and the financial strength and stability of other banks. As credit problems multiplied, financial institutions focused on preserving capital and were more selective about lending, making it more difficult for businesses to fund payroll, inventory and other near-term expenses.

The risk aversion eventually spread from Wall Street to Main Street, where it added to growing problems on the economic front. Throughout the period, the housing market continued to deteriorate, while commodity prices were volatile. Rising unemployment, coupled with lack of wage growth and tighter credit conditions, caused consumers to rein in their spending. The reduction in consumer spending, which is the backbone of the US economy, exacerbated problems further.

The Federal Reserve Board (“Fed”) and the US government intervened on several occasions, taking unprecedented measures to curb the crises, improve liquidity, and stimulate the economy. Among the many initiatives were new government-guaranteed loans, larger and more varied lending facilities for banks, and the federal bailout or takeover of major financial institutions. Even with the government’s intervention, the expectations of a global economic slowdown and US recession rose. Nearing the end of the period, investors flocked to the relative safety of US government debt, and Treasury yields declined rapidly. Finally, as concerns about how a slowing economy would affect mortgages and corporate profits, yields on other securities rose, and prices for most non-government securities fell.

PERFORMANCE

For the year ended October 31, 2008, Transamerica Flexible Income Class A returned (16.57)%. By comparison, its benchmark, the BCGC, returned (1.06)%.

STRATEGY REVIEW

Throughout the period, the portfolio generated competitive yields, aided by an overweighting in corporate bonds, an area where yields generally rose. However, as the market tumult came to a head and yield spreads between government and corporate bonds grew, this overweighting hindered performance. Although the overweighting in corporate bonds had a negative impact to performance, our selections within the group helped mitigate losses. We stayed away from the most distressed companies (i.e., Lehman Brothers Holdings Inc. (“Lehman Brothers”), American International Group, Inc. (“AIG”) and Washington Mutual, Inc.) and had no exposure to sub-prime mortgage securities.

Portfolio management responsibilities were transferred to a new team at Transamerica Investment Management, LLC as of October 1, 2008. The new team began repositioning the portfolio while maintaining the portfolio’s mandate of income generation. Our focus became less on corporate issues and more on a diversified pool of fixed-income generating assets, including agency mortgage backed securities (“MBS”). Agency MBS were less volatile than other fixed-income securities because the government, in bailing out the securities’ issuers, had strengthened its guarantee of these securities.

We believe a consumer-driven recession has already arrived. We believe the federal government’s $700-billion rescue of the financial services sector should provide some much-needed rationality in the markets. We believe it should help to rebuild trust among financial institutions and reduce the severity of the recession. In the interim, high levels of market volatility likely will persist.

Derek S. Brown, CFA
Kirk J. Kim
Greg D. Haendel, CFA
Peter O. Lopez
Brian W. Westhoff, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

Prior to October 1, 2008, Heidi Y. Hu, CFA was also a co-portfolio manager.

PART B
TRANSAMERICA FUNDS
on behalf of its Series:
TRANSAMERICA BALANCED
TRANSAMERICA DIVERSIFIED EQUITY
TRANSAMERICA EQUITY
TRANSAMERICA LEGG MASON PARTNERS ALL CAP
TRANSAMERICA GROWTH OPPORTUNITIES
TRANSAMERICA FLEXIBLE INCOME
(each, a “Destination Fund” and together, the “Destination Funds”)
570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll free) 1-888-233-4339
STATEMENT OF ADDITIONAL INFORMATION
October 6, 2009
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated October 6, 2009 (the “Information Statement/Prospectus”), which relates to the Class A, Class B, Class C, Class I and Class P shares, as applicable, of each Destination Fund to be issued in exchange for shares of the corresponding series of Transamerica Funds or Transamerica Investors, Inc. (“Transamerica Premier Funds”) as shown below (each, a “Target Fund” and together, the “Target Funds”). Please retain this SAI for further reference.
To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Funds at the address set forth above or call the Destination Funds at the number set forth above.
The Reorganizations are grouped and described together for convenience. The consummation of a particular Reorganization is not contingent on the consummation of any other Reorganization.

Reorganization	Target Fund & Shares	Destination Fund & Shares
Group 1	Transamerica Premier Balanced Fund	Transamerica Balanced
	Investor Class	Class P

	Transamerica Value Balanced	Transamerica Balanced
	Class A	Class A
	Class B	Class B
	Class C	Class C

Reorganization	Target Fund & Shares	Destination Fund & Shares
Group 2	Transamerica Premier Diversified Equity Fund	Transamerica Diversified Equity*
	Investor Class	Class P

	Transamerica Premier Institutional Diversified Equity Fund	Transamerica Diversified Equity*
	Institutional Class	Class I

	Transamerica Science & Technology	Transamerica Diversified Equity*
	Class A	Class A
	Class B	Class B
	Class C	Class C
	Class I	Class I

	Transamerica Templeton Global	Transamerica Diversified Equity*
	Class A	Class A
	Class B	Class B
	Class C	Class C

Group 3	Transamerica Premier Equity Fund	Transamerica Equity
	Investor Class	Class P

	Transamerica Premier Institutional Equity Fund	Transamerica Equity
	Institutional Class	Class I

Group 4	Transamerica Premier Focus Fund	Transamerica Legg Mason Partners All Cap**
	Investor Class	Class P

Group 5	Transamerica Premier Growth Opportunities Fund	Transamerica Growth Opportunities
	Investor Class	Class P

Group 6	Transamerica Convertible Securities	Transamerica Flexible Income
	Class A	Class A
	Class B	Class B
	Class C	Class C
	Class I	Class I

*	A newly-organized fund that will have substantially similar investment objectives and principal investment strategies and policies to those of Premier Diversified Equity.

**	The fund’s name, investment objective and principal investment strategies and policies, and sub-adviser are expected to change on or about November 6, 2009. It is expected that the fund will be renamed Transamerica Focus.

INTRODUCTION
This SAI is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the assets of each Target Fund to, and the assumption of the liabilities of each Target Fund by, the corresponding Destination Fund in exchange for shares of the Destination Fund as shown in the table above. Please retain this SAI for further reference.
DOCUMENTS INCORPORATED BY REFERENCE
This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.
1.	The Destination Funds’ Statement of Additional Information dated July 1, 2009 (File Nos. 811-04556 and 033-02659), as filed with the SEC on July 1, 2009 (Accession No. 0000950123-09-000051) is incorporated herein by reference.

2.	The Destination Funds’ Annual Report for the fiscal year ended October 31, 2008 (File No. 811-04556), as filed with the SEC on January 9, 2009 (Accession No. 0001104659-09-001481) is incorporated herein by reference.

3.	The Destination Funds’ Semi-Annual Report filed the fiscal period ended April 30, 2009 (File No. 811-04556), as filed with the SEC on June 26, 2009 (Accession No. 0001104659-09-040361) is incorporated herein by reference.

4.	For Target Funds that are series of Transamerica Premier Funds, the Target Funds’ Statement of Additional Information dated May 1, 2009 (File Nos. 811-09010 and 033-90888), as filed with the SEC on April 29, 2009 (Accession No. 0000950144-09-003685) is incorporated herein by reference.

5.	For Target Funds that are series of Transamerica Funds, the Target Funds’ Statement of Additional Information dated July 1, 2009 (File Nos. 811-04556 and 033-02659), as filed with the SEC on July 1, 2009 (Accession No. 0000950123-09-000051) is incorporated herein by reference.

6.	For Target Funds that are series of Transamerica Premier Funds, the Target Funds’ Annual Report for the fiscal year ended December 31, 2008 (File No. 811-09010), as filed with the SEC on March 9, 2009 (Accession No. 0001104659-09-015539) is incorporated herein by reference.

7.	For Target Funds’ that are series of Transamerica Funds, the Target Funds’ Annual Report for the fiscal year ended October 31, 2008 (File No. 811-04556), as filed with the SEC on January 9, 2009 (Accession No. 0001104659-09-001481) is incorporated herein by reference.

8.	For Target Funds’ that are series of Transamerica Funds, the Target Funds’ Semi-Annual Report for the fiscal period ended April 30, 2009 (File No. 811-04556), as filed with the SEC on June 26, 2009 (Accession No. 0001104659-09-040361) is incorporated herein by reference.

9.	For Target Funds that are series of Transamerica Premier Funds, the Target Fund’s Semi-Annual Report for the fiscal period ended June 30, 2009 (File No. 811-09010), as filed with the SEC on August 28, 2009 (Accession No. 0001104659-09-052356) is incorporated herein by reference.
PRO FORMA FINANCIAL STATEMENTS
Shown below are the financial statements for each Target Fund and Destination Fund shown in the table above.
The pro forma financial statements are unaudited.

Group 1 Reorganizations
Reorganizations of Transamerica Premier Balanced Fund, Transamerica Value Balanced and Transamerica Balanced
PRO FORMA SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except per share amounts in thousands)

	Transamerica Premier Balanced
	Fund		Transamerica Value Balanced		Transamerica Balanced		Pro Forma Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

COMMON STOCK (62.1%)
Aerospace & Defense
Boeing Co.	65,000	$2,603	6,006	$241	20,000	$801	91,006	$3,645
Raytheon Co.	—	—	8,215	372	—	—	8,215	372
Air Freight & Logistics
CH Robinson Worldwide, Inc.	82,000	4,359	—	—	27,000	1,435	109,000	5,794
Expeditors International of Washington, Inc.	20,000	694	—	—	15,000	521	35,000	1,215
United Parcel Service, Inc. -Class B	—	—	3,200	167	—	—	3,200	167
Auto Components
BorgWarner, Inc.	140,000	4,053	18,153	526	50,000	1,448	208,153	6,027
Johnson Controls, Inc.	220,000	4,182	—	—	72,000	1,369	292,000	5,551
Biotechnology
Gilead Sciences, Inc.	130,000	5,954	—	—	40,000	1,832	170,000	7,786
Capital Markets
BlackRock, Inc. -Class A	—	—	1,530	224	—	—	1,530	224
Charles Schwab Corp.	400,000	7,392	—	—	130,000	2,402	530,000	9,794
Eaton Vance Corp.	—	—	6,000	164	—	—	6,000	164
T. Rowe Price Group, Inc.	118,829	4,577	—	—	39,843	1,535	158,672	6,112
Chemicals
Praxair, Inc.	—	—	7,200	537	—	—	7,200	537
Sigma-Aldrich Corp.	150,000	6,576	—	—	50,000	2,192	200,000	8,768
Communications Equipment
Qualcomm, Inc.	155,000	6,560	—	—	50,000	2,116	205,000	8,676
Computers & Peripherals
Apple, Inc.	60,000	7,550	—	—	22,000	2,768	82,000	10,318
Hewlett-Packard Co.	—	—	9,800	353	—	—	9,800	353
International Business Machines Corp.	—	—	3,150	325	—	—	3,150	325
Construction & Engineering
Jacobs Engineering Group, Inc.	64,000	2,435	5,418	206	24,000	913	93,418	3,554
Diversified Financial Services
CME Group, Inc. -Class A	—	—	1,660	367	—	—	1,660	367
JPMorgan Chase & Co.	145,000	4,785	15,500	512	48,000	1,584	208,500	6,881
Diversified Telecommunication Services
AT&T, Inc.	—	—	14,087	361	—	—	14,087	361
Verizon Communications, Inc.	220,000	6,675	—	—	60,000	1,820	280,000	8,495
Electronic Equipment & Instruments
Tyco Electronics, Ltd.	219,000	3,819	13,700	239	53,300	930	286,000	4,988
Food & Staples Retailing
Wal-Mart Stores, Inc.	75,000	3,780	—	—	24,000	1,210	99,000	4,990
Food Products
Kraft Foods, Inc. -Class A	—	—	13,600	318	—	—	13,600	318
Health Care Equipment & Supplies
Becton Dickinson & Co.	75,000	4,536	8,423	509	22,000	1,331	105,423	6,376
Covidien, Ltd.	50,000	1,649	—	—	25,000	825	75,000	2,474
Varian Medical Systems, Inc.	40,000	1,335	—	—	13,000	434	53,000	1,769
Household Products
Colgate-Palmolive Co.	—	—	7,000	413	—	—	7,000	413
Kimberly-Clark Corp.	—	—	5,000	246	—	—	5,000	246
Industrial Conglomerates
General Electric Co.	345,000	4,364	—	—	125,000	1,581	470,000	5,945
Internet & Catalog Retail
Amazon.com, Inc.	105,000	8,455	—	—	35,000	2,818	140,000	11,273
Internet Software & Services
Google, Inc. -Class A	19,000	7,523	—	—	6,200	2,455	25,200	9,978
IT Services
Automatic Data Processing, Inc.	152,000	5,350	4,000	141	44,000	1,549	200,000	7,040
Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	—	—	12,000	421	—	—	12,000	421
Machinery
Caterpillar, Inc.	85,000	3,024	5,100	181	25,000	890	115,100	4,095
Kennametal, Inc.	350,000	7,158	—	—	100,000	2,045	450,000	9,203
PACCAR, Inc.	230,000	8,151	—	—	72,000	2,551	302,000	10,702
Media
Walt Disney Co.	—	—	22,500	493	—	—	22,500	493
Metals & Mining
Cia Vale do Rio Doce -Class B ADR	—	—	18,500	305	—	—	18,500	305
Multi-Utilities
Dominion Resources, Inc.	—	—	6,000	181	—	—	6,000	181
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	—	—	11,000	474	—	—	11,000	474
BP PLC ADR	—	—	9,485	403	—	—	9,485	403
Exxon Mobil Corp.	—	—	10,700	713	—	—	10,700	713
XTO Energy, Inc.	—	—	15,000	520	—	—	15,000	520
Paper & Forest Products
Weyerhaeuser Co.	180,000	6,347	7,280	257	60,000	2,115	247,280	8,719
Pharmaceuticals
Bristol-Myers Squibb Co.	—	—	29,000	557	—	—	29,000	557
Merck & Co., Inc.	—	—	5,300	128	—	—	5,300	128
Teva Pharmaceutical Industries, Ltd. ADR	—	—	9,200	404	—	—	9,200	404
Real Estate Investment Trusts
Plum Creek Timber Co., Inc.	40,000	1,381	17,600	608	14,000	483	71,600	2,472
Road & Rail
Burlington Northern Santa Fe Corp.	60,000	4,049	—	—	15,000	1,012	75,000	5,061
Union Pacific Corp.	—	—	11,400	560	—	—	11,400	560
Semiconductors & Semiconductor Equipment
Intel Corp.	380,000	5,996	—	—	154,000	2,430	534,000	8,426
Software
Adobe Systems, Inc.	255,000	6,974	—	—	87,000	2,379	342,000	9,353
Intuit, Inc.	135,000	3,123	—	—	44,000	1,018	179,000	4,141
Oracle Corp.	340,000	6,576	17,500	338	115,000	2,223	472,500	9,137
Salesforce.com, Inc.	110,000	4,709	—	—	23,500	1,006	133,500	5,715
Symantec Corp.	—	—	12,605	217	—	—	12,605	217
Specialty Retail
Gap, Inc.	—	—	24,790	385	—	—	24,790	385
Home Depot, Inc.	—	—	15,500	408	—	—	15,500	408
Textiles, Apparel & Luxury Goods
Nike, Inc. -Class B	—	—	3,100	163	—	—	3,100	163
Tobacco
Lorillard, Inc.	—	—	8,000	505	—	—	8,000	505
Philip Morris International, Inc.	—	—	18,750	678	—	—	18,750	678
Trading Companies & Distributors
WW Grainger, Inc.	60,000	5,033	—	—	20,000	1,678	80,000	6,711

		171,727		15,120		55,699		242,546

	Total Cost $(189,508)		Total Cost $(15,097)		Total Cost $(61,849)		Total Cost $(266,454)
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

		Transamerica Premier Balanced
		Fund		Transamerica Value Balanced		Transamerica Balanced		Pro Forma Fund
		Principal	Value	Principal	Value	Principal	Value	Principal	Value

CORPORATE DEBT SECURITY (18.7%)
Airlines
Continental Airlines, Inc., 7.49%, 10/02/2010		$638	600	$75	$71	$—	$—	$713	$671
Delta Air Lines, Inc., 7.57%, 11/18/2010		585	544	85	79	270	251	940	874
Auto Components
Johnson Controls, Inc., 5.25%, 01/15/2011		1,344	1,323	124	122	458	451	1,926	1,896
Beverages
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 01/15/2039	-144A	833	835	80	80	283	284	1,196	1,199
Bacardi, Ltd., 7.45%, 04/01/2014	-144A	690	699	—	—	230	233	920	932
Capital Markets
Goldman Sachs Group, Inc., 6.00%, 05/01/2014		1,050	1,046	105	105	355	354	1,510	1,505
Chemicals
Dow Chemical Co., 6.13%, 02/01/2011		1,138	1,137	—	—	385	385	1,523	1,522
Lubrizol Corp., 8.88%, 02/01/2019		—	—	100	108	—	—	100	108
Potash Corp. of Saskatchewan, Inc., 6.50%, 05/15/2019		—	—	88	91	—	—	88	91
Commercial Banks
Barclays Bank PLC, 7.70%, 04/25/2018	-144A	1,090	687	120	76	395	249	1,605	1,012
BB&T Corp., 6.85%, 04/30/2019		985	959	100	97	335	326	1,420	1,382
M&I Marshall & Ilsley Bank, 1.54%, 12/04/2012		700	501	—	—	—	—	700	501
PNC Bank NA, 6.88%, 04/01/2018		745	710	110	105	270	257	1,125	1,072
PNC Bank NA, 6.00%, 12/07/2017		425	382	—	—	250	225	675	607
Wells Fargo Bank NA, 4.75%, 02/09/2015		—	—	130	112	—	—	130	112
Wells Fargo Bank NA, 5.75%, 05/16/2016		1,000	891	—	—	300	267	1,300	1,158
Commercial Services & Supplies
Allied Waste North America, Inc., 6.50%, 11/15/2010		1,000	1,020	—	—	365	372	1,365	1,392
Construction Materials
CRH America, Inc., 5.30%, 10/15/2013		—	—	100	84	—	—	100	84
Lafarge SA, 6.15%, 07/15/2011		1,335	1,298	125	122	455	442	1,915	1,862
Martin Marietta Materials, Inc., 1.19%, 04/30/2010		—	—	112	107	—	—	112	107
Consumer Finance
American Express Credit Corp., 1.84%, 05/27/2010		700	670	—	—	—	—	700	670
Discover Financial Services, 1.86%, 06/11/2010		1,173	1,034	95	84	432	381	1,700	1,499
Containers & Packaging
Rexam PLC, 6.75%, 06/01/2013	-144A	880	800	—	—	315	286	1,195	1,086
Diversified Financial Services
American Honda Finance Corp., 1.40%, 01/29/2010	-144A	—	—	130	130	—	—	130	130
Bank of America Corp., 5.75%, 12/01/2017		1,385	1,131	130	106	470	384	1,985	1,621
Bear Stearns Cos., Inc., 7.25%, 02/01/2018		1,111	1,135	103	105	378	386	1,592	1,626
General Electric Capital Corp., 6.88%, 01/10/2039		845	662	80	63	290	227	1,215	952
Glencore Funding LLC, 6.00%, 04/15/2014	-144A	706	434	80	49	200	123	986	606
Harley-Davidson Funding Corp., 5.25%, 12/15/2012	-144A	700	538	—	—	235	181	935	719
Merrill Lynch & Co., Inc., 5.45%, 02/05/2013		1,260	1,103	150	131	475	416	1,885	1,650
Pemex Finance, Ltd., 9.03%, 02/15/2011		432	447	100	104	340	352	872	903
Electric Utilities
EDF SA, 6.95%, 01/26/2039	-144A	860	907	80	84	270	285	1,210	1,276
Energy Equipment & Services
DCP Midstream LLC, 9.75%, 03/15/2019	-144A	628	623	60	60	215	213	903	896
Halliburton Co., 6.15%, 09/15/2019		1,300	1,380	120	127	445	472	1,865	1,979
NGPL Pipeco LLC, 6.51%, 12/15/2012	-144A	980	968	—	—	330	326	1,310	1,294
Weatherford International, Ltd., 7.00%, 03/15/2038		830	614	80	59	285	211	1,195	884
Food & Staples Retailing
Stater Brothers Holdings, Inc., 8.13%, 06/15/2012		650	642	100	99	225	222	975	963
Food Products
Michael Foods, Inc., 8.00%, 11/15/2013		500	473	90	85	320	302	910	860
Hotels, Restaurants & Leisure
Royal Caribbean Cruises, Ltd., 8.75%, 02/02/2011		715	669	70	65	252	236	1,037	970
Insurance
MetLife, Inc., 5.38%, 12/15/2012		950	904	96	91	320	304	1,366	1,299
Oil Insurance, Ltd., 7.56%, 06/30/2011	-144A	460	151	80	26	270	88	810	265
IT Services
Aramark Corp., 8.50%, 02/01/2015		600	573	—	—	—	—	600	573
Machinery
PACCAR, Inc., 6.88%, 02/15/2014		940	984	85	89	320	335	1,345	1,408
Media
Time Warner Cable, Inc., 6.75%, 07/01/2018		1,220	1,234	125	126	—	—	1,345	1,360
Time Warner Cable, Inc., 8.25%, 04/01/2019		—	—	—	—	200	221	200	221
Metals & Mining
Anglo American Capital PLC, 9.38%, 04/08/2019	-144A	—	—	106	108	—	—	106	108
ArcelorMittal, 5.38%, 06/01/2013		1,380	1,242	130	117	440	396	1,950	1,755
BHP Billiton Finance USA, Ltd., 6.50%, 04/01/2019		1,060	1,151	96	104	360	391	1,516	1,646
Falconbridge, Ltd., 7.35%, 06/05/2012		540	477	55	49	183	161	778	687
Rio Tinto Finance USA, Ltd., 9.00%, 05/01/2019		975	1,002	100	103	330	339	1,405	1,444
Multi-Utilities
Sempra Energy, 9.80%, 02/15/2019		1,125	1,283	105	120	380	434	1,610	1,837
Office Electronics
Xerox Corp., 7.13%, 06/15/2010		1,195	1,207	—	—	400	404	1,595	1,611
Oil, Gas & Consumable Fuels
EnCana Corp., 6.50%, 05/15/2019		—	—	71	73	—	—	71	73
Energy Transfer Partners, LP, 9.70%, 03/15/2019		805	894	75	83	275	306	1,155	1,283
Enterprise Products Operating, LP, 7.50%, 02/01/2011		1,180	1,213	120	123	400	411	1,700	1,747
Hess Corp., 8.13%, 02/15/2019		1,220	1,337	110	121	410	449	1,740	1,907
Husky Energy, Inc., 6.25%, 06/15/2012		1,025	1,018	105	104	348	346	1,478	1,468
PetroHawk Energy Corp., 9.13%, 07/15/2013		500	490	100	98	360	353	960	941
Teppco Partners, LP, 7.00%, 06/01/2067		500	271	—	—	300	163	800	434
Valero Logistics Operations, LP, 6.88%, 07/15/2012		850	827	—	—	450	439	1,300	1,266
Paper & Forest Products
Celulosa Arauco y Constitucion SA, 8.63%, 08/15/2010		—	—	171	179	—	—	171	179
Weyerhaeuser Co., 6.75%, 03/15/2012		1,085	1,083	100	100	380	379	1,565	1,562
Pharmaceuticals
Allergan, Inc., 5.75%, 04/01/2016		925	886	—	—	—	—	925	886
Real Estate Investment Trusts
PPF Funding, Inc., 5.35%, 04/15/2012	-144A	1,646	1,205	—	—	781	572	2,427	1,777
Wea Finance LLC / WCI Finance LLC, 5.40%, 10/01/2012	-144A	1,250	1,150	168	155	520	478	1,938	1,783
Weingarten Realty Investors, 5.26%, 05/15/2012		1,000	801	—	—	—	—	1,000	801
Real Estate Management & Development
Post Apartment Homes, LP, 6.30%, 06/01/2013		537	426	91	72	349	277	977	775
Road & Rail
Hertz Corp., 8.88%, 01/01/2014		470	364	75	58	200	155	745	577
Specialty Retail
Staples, Inc., 9.75%, 01/15/2014		1,205	1,322	115	126	415	455	1,735	1,903
Wireless Telecommunication Services
Centennial Communications Corp., 6.96%, 01/01/2013		500	501	—	—	170	170	670	671

			50,858		4,935		17,125		72,918

		Total Cost $(53,766)		Total Cost $(5,121)		Total Cost $(18,200)		Total Cost $(77,087)
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

		Transamerica Premier Balanced						Combined
		Fund		Transamerica Value Balanced		Transamerica Balanced		Pro Forma Fund
		Principal	Value	Principal	Value	Principal	Value	Principal	Value

MORTGAGE-BACKED SECURITY (1.7%)
American Tower Trust, Series 2007-1A, -Class AFX, 5.42%, 04/15/2037	-144A	1,315	1,170	—	—	450	401	1,765	1,571
American Tower Trust, Series 2007-1A, -Class C, 5.62%, 04/15/2037	-144A	—	—	155	131	—	—	155	131
Crown Castle Towers LLC, Series 2006-1A, -Class AFX, 5.24%, 11/15/2036	-144A	1,778	1,636	115	106	739	680	2,632	2,422
Small Business Administration CMBS Trust, Series 2006-1A, -Class A, 5.31%, 11/15/2036	-144A	1,770	1,655	150	140	680	635	2,600	2,430

			4,461		377		1,716		6,554

		Total Cost $(4,709)		Total Cost $(411)		Total Cost $(1,816)		Total Cost $(6,936)

MUNICIPAL GOVERNMENT OBLIGATION (0.1%)
Metropolitan Transportation Authority, 7.34%, 11/15/2039		—	—	71	76	—	—	71	76
State of California, 7.55%, 04/01/2039		—	—	75	78	250	261	325	339
			—		154		261		415

		Total Cost $(0)		Total Cost $(149)		Total Cost $(261)		Total Cost $(410)

U.S. GOVERNMENT AGENCY OBLIGATION (15.8%)
Fannie Mae, 4.50%, 07/25/2021		1,695	1,726	—	—	572	582	2,267	2,308
Fannie Mae, 4.72%, 10/01/2035		—	—	318	327	—	—	318	327
Fannie Mae, 5.00%, 02/01/2036		3,685	3,798	375	387	—	—	4,060	4,185
Fannie Mae, 5.00%, 03/01/2036		—	—	392	404	—	—	392	404
Fannie Mae, 5.00%, 03/01/2039		—	—	359	370	—	—	359	370
Fannie Mae, 5.00%, 04/25/2034		3,210	3,366	—	—	700	734	3,910	4,100
Fannie Mae, 5.00%, 05/01/2018		—	—	82	85	—	—	82	85
Fannie Mae, 5.00%, 09/01/2037		3,268	3,365	187	192	1,400	1,442	4,855	4,999
Fannie Mae, 5.50%, 01/01/2038		—	—	427	443	—	—	427	443
Fannie Mae, 5.50%, 04/01/2037		2,084	2,161	—	—	1,406	1,458	3,490	3,619
Fannie Mae, 5.50%, 07/01/2019		—	—	74	78	—	—	74	78
Fannie Mae, 5.50%, 11/01/2038		3,356	3,480	—	—	1,151	1,193	4,507	4,673
Fannie Mae, 5.77%, 12/01/2036		1,986	2,074	—	—	1,192	1,245	3,178	3,319
Fannie Mae, 6.00%, 08/01/2036		—	—	461	483	—	—	461	483
Fannie Mae, 6.00%, 12/01/2037		—	—	197	206	—	—	197	206
Freddie Mac, 4.79%, 03/01/2035		1,401	1,433	—	—	458	469	1,859	1,902
Freddie Mac, 5.00%, 01/01/2039		3,862	3,974	—	—	1,321	1,360	5,183	5,334
Freddie Mac, 5.00%, 02/01/2024		4,059	4,200	—	—	1,373	1,421	5,432	5,621
Freddie Mac, 5.00%, 04/01/2018		—	—	138	144	—	—	138	144
Freddie Mac, 5.00%, 05/15/2028		—	—	—	—	636	651	636	651
Freddie Mac, 5.00%, 07/01/2035		3,832	3,946	—	—	1,277	1,315	5,109	5,261
Freddie Mac, 5.00%, 10/15/2030		—	—	400	417	—	—	400	417
Freddie Mac, 5.00%, 11/15/2032		2,783	2,853	404	414	—	—	3,187	3,267
Freddie Mac, 5.50%, 09/01/2018		—	—	42	44	—	—	42	44
Freddie Mac, 5.50%, 11/01/2018		—	—	89	92	—	—	89	92
Freddie Mac, 5.53%, 09/01/2037		—	—	334	348	—	—	334	348
Freddie Mac, 6.00%, 12/01/2037		4,123	4,345	—	—	1,409	1,484	5,532	5,829
Ginnie Mae, 4.50%, 02/20/2037		2,338	2,364	—	—	789	798	3,127	3,162

			43,085		4,434		14,152		61,671

		Total Cost $(42,134)		Total Cost $(4,300)		Total Cost $(13,919)		Total Cost $(60,353)

U.S. GOVERNMENT OBLIGATION (1.1%)
U.S. Treasury Bond, 4.50%, 05/15/2038		567	610	6	6	48	52	621	668
U.S. Treasury Inflation Indexed Bond, 1.75%, 01/15/2028		1,246	1,121	122	109	425	383	1,793	1,613
U.S. Treasury Inflation Indexed Bond, 2.50%, 01/15/2029		1,334	1,358	124	126	455	462	1,913	1,946
U.S. Treasury Inflation Indexed Note, 1.38%, 07/15/2018		—	—	49	48	—	—	49	48
U.S. Treasury Note, 2.75%, 02/15/2019		—	—	76	74	—	—	76	74

			3,089		363		897		4,349

		Total Cost $(2,970)		Total Cost $(349)		Total Cost $(851)		Total Cost $(4,170)

REPURCHASE AGREEMENT (0.9%)
State Street Repurchase Agreement		2,429	2,429	294	294	929	929	3,652	3,652

0.01%, dated 04/30/09, to be repurchased			2,429		294		929		3,652

at $3,652 on 05/01/2009		Total Cost $(2,429)		Total Cost $(294)		Total Cost $(929)		Total Cost $(3,652)

Total Investment Securities Cost			295,516		25,721		97,825		419,062

Total Investment Securities Value			275,649		25,677		90,779		392,105
Other Assets and Liabilities, net			(952)		(213)		(643)		(1,808)

Net Assets			$274,697		$25,464		$90,136		$390,297

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated to $19,637, or 5.03%, of the Fund’s net assets.
As of April 30, 2009, all securities held by each Target Fund would comply with the investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganizations of Transamerica Premier Balanced Fund, Transamerica Value Balanced and
Transamerica Balanced
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At April 30, 2009
(all amounts except per share amounts in thousands)

								Assuming only the Transamerica Premier Balanced				Assuming only the Transamerica Value Balanced
	Transamerica							Fund Reorganization				Reorganization
	Premier Balanced	Transamerica	Transamerica				Combined				Combined				Combined
	Fund	Value Balanced	Balanced	Adjustments			Pro Forma Fund	Adjustments			Pro Forma Fund	Adjustments			Pro Forma Fund
Assets:
Investment securities, at value	$273,220	$25,383	$89,850	$			$388,453	$			$363,070	$			$115,233
Repurchase agreement, at value	2,429	294	929				3,652				3,358				1,223
Receivables:
Investment securities sold	—	360	212				572				212				572
Shares sold	24	3	17				44				41				20
Interest	1,093	103	385				1,581				1,478				488
Dividends	240	33	72				345				312				105
Dividend reclaims	2	—	60				62				62				60
Other	—	16	41				57				41				57

	277,008	26,192	91,566		—		394,766		—		368,574		—		117,758

Liabilities:
Accounts payable and accrued liabilities:							—
Investment securities purchased	2,033	608	950				3,591				2,983				1,558
Shares redeemed	15	44	261				320				276				305
Management and advisory fees	109	15	64				188				173				79
Distribution and service fees	55	12	46				113				101				58
Administration fees	7	—	1				8				8				1
Trustees fees	2	16	42				60				44				58
Transfer agent fees	61	10	29				100				90				39
Other	29	23	37				89				66				60

	2,311	728	1,430				4,469				3,741				2,158

Net Assets	$274,697	$25,464	$90,136	$			$390,297	$			$364,833	$			$115,600

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$327,658	$31,994	$106,968		$(39,573)	(a)	$427,047		$(33,094)	(a)	$401,532		$(6,479)	(a)	$132,483
Undistributed net investment income	2,882	404	125		(3,286)	(a)	125		(2,882)	(a)	125		(404)	(a)	125
Accumulated net realized loss from investment securities and foreign currency transactions	(35,976)	(6,883)	(9,899)		42,859	(a)	(9,899)		35,976	(a)	(9,899)		6,883	(a)	(9,899)
Net unrealized depreciation on:											—				—
Investment securities	(19,867)	(51)	(7,064)				(26,982)				(26,931)				(7,115)
Translation of assets and liabilities denominated in foreign currencies	—	—	6				6				6				6

Net Assets	$274,697	$25,464	$90,136		$0		$390,297		$0		$364,833		$0		$115,600

Net Assets by Class:
Class A	$	$16,075	$51,144		$(45)	(k)	$67,179		$(14)	(k)	$51,130		$(45	) (k)	$67,205
Class B		4,591	22,915		(15)	(k)	27,491		(6)	(k)	22,909		(15	) (k)	27,500
Class C		4,798	16,077		(14)	(k)	20,861		(4)	(k)	16,073		(14	) (k)	20,871
Class P					274,697	(b)	274,697		274,697	(b)	274,697				—
Investor Class	274,697				(274,697)	(b)	—		(274,697)	(b)	—				—
Shares Outstanding:
Class A		1,905	3,255		(882)	(c)	4,278				3,255		(882)	(c)	4,278
Class B		546	1,466		(252)	(c)	1,760				1,466		(252)	(c)	1,760
Class C		571	1,033		(263)	(c)	1,341				1,033		(263)	(c)	1,341
Class P					15,448	(c)	15,448		15,448	(c)	15,448				—
Investor Class	15,448				(15,448)	(c)	—		(15,448)	(c)	—				—
Net Asset Value and Offering Price Per Share:
Class A	$	$8.44	$15.71		$(8.45)	(d)(k)	$15.70	$			$15.71		$(8.45)	(d)(k)	$15.70
Class B		8.41	15.63		(8.42)	(d)(k)	15.62				15.63		(8.42)	(d)(k)	15.62
Class C		8.41	15.57		(8.42)	(d)(k)	15.56				15.57		(8.42)	(d)(k)	15.56
Class P					17.78	(d)	17.78		17.78	(d)	17.78				—
Investor Class	17.78				(17.78)	(d)	—		(17.78)	(d)	—				—

Investment Securities, at cost	$293,087	$25,427	$96,896		$—		$415,410		$—		$389,983		$—		$122,323
Repurchase agreement, at cost	2,429	294	929				3,652				3,358				1,223

(a) - (k)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganizations of Transamerica Premier Balanced Fund, Transamerica Value Balanced and
Transamerica Balanced
PRO FORMA STATEMENT OF OPERATIONS
For the twelve months ended April 30, 2009
(all amounts in thousands)

								Assuming only the Transamerica Premier Balanced				Assuming only the Transamerica Value Balanced
	Transamerica							Fund Reorganization				Reorganization
	Premier Balanced	Transamerica Value	Transamerica				Combined				Combined				Combined
	Fund	Balanced	Balanced	Adjustments			Pro Forma Fund	Adjustments			Pro Forma Fund	Adjustments			Pro Forma Fund
Investment Income:
Dividend Income	$3,373	$834	$1,124	$			$5,331	$			$4,497	$			$1,958
Withholding taxes on foreign dividends	1	(3)	—				(2)				1				(3)
Interest	6,676	711	2,406				9,793				9,082				3,117
Income from loaned securities-net	241	29	92				362				333				121

	10,291	1,571	3,622		—		15,484		—		13,913		—		5,193

Expenses:
Management and advisory fees	2,400	261	904		80	(e)	3,645		79	(e)	3,383		(55)	(e)	1,110
Printing and shareholder reports	43	(5)	(3)				35				40				(8)
Custody fees	47	18	24		(37)	(f)	52		(22)	(f)	49		(15)	(f)	27
Administration fees	76	8	23				107				99				31
Legal fees	17	1	3				21				20				4
Audit fees	29	22	20		(38)	(g)	33		(24)	(g)	25		(14)	(g)	28
Trustees fees	18	1	3				22				21				4
Registration fees	35	1	13				49				48				14
Distribution and service fees:
Class A		73	193				266				193				266
Class B		73	381				454				381				454
Class C		67	200				267				200				267
Class P					843	(h)	843		843	(h)	843				—
Investor Class	843				(843)	(h)	—		(843)	(h)	—				—
Transfer agent fees
Class A		74	192				266				192				266
Class B		34	135				169				135				169
Class C		16	49				65				49				65
Class P					752	(i)	752		752	(i)	752				—
Investor Class	752				(752)	(i)	—		(752)	(i)	—				—
Other	4	31	25				60				29				56

Total expenses	4,264	675	2,162		5		7,106		33		6,459		(84)		2,753

Class expense reimbursed (recaptured):
Class A		(26)			26	(j)	—				—		26	(j)	—
Class B		(16)			16	(j)	—				—		16	(j)	—
Class C		(1)			1	(j)	—				—		1	(j)	—
Class P					(676)	(j)	(676)		(676)	(j)	(676)				—
Investor Class	(547)				547	(j)	—		547	(j)	—				—

Total reimbursement of expenses	(547)	(44)			(86)		(676)		(129)		(676)		44		—

Net Investment Income	6,574	940	1,460		81		9,054		96		8,130		40		2,440

Net Realized Gain (Loss) from:
Investment securities	(31,772)	(7,410)	(9,780)		—		(48,962)				(41,552)				(17,190)
Futures Contracts			1				1				1				1

	(31,772)	(7,410)	(9,779)		—		(48,961)		—		(41,551)		—		(17,189)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(197,959)	(6,579)	(29,112)		—		(233,650)				(227,071)				(35,691)
Translation of assets and liabilities denominated in foreign currencies	—	—	(6)		—		(6)				(6)				(6)

	(197,959)	(6,579)	(29,118)		—		(233,656)		—		(227,077)		—		(35,697)

Net Realized and Unrealized Loss	(229,731)	(13,989)	(38,897)		—		(282,617)		—		(268,628)		—		(52,886)

Net Decrease in Net Assets Resulting from Operations	$(223,157)	$(13,049)	$(37,437)		$81		$(273,563)		$96		$(260,498)		$40		$(50,446)

(a) - (k)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Group 2 Reorganizations
Reorganizations of Transamerica Premier Diversified Equity Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Science & Technology and Transamerica Templeton Global
PRO FORMA SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except per share amounts in thousands)

				Transamerica Premier
		Transamerica Premier		Institutional Diversified		Transamerica Science &		Transamerica Templeton		Combined
		Diversified Equity Fund		Equity Fund		Technology		Global		Pro Forma Fund
		Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK (97.7%)
Aerospace & Defense
BAE Systems PLC		—	$—	—	$—	—	$—	112,160	$594	112,160	$594
Boeing Co.		22,500	901	50	2	—	—	—	—	22,550	903
Empresa Brasileira de Aeronautica SA ADR		—	—	—	—	—	—	25,360	411	25,360	411
Hexcel Corp.		—	—	—	—	136,000	1,304	—	—	136,000	1,304
Lockheed Martin Corp.		40,000	3,141	85	7	—	—	—	—	40,085	3,148
Precision Castparts Corp.		90,000	6,737	210	16	—	—	—	—	90,210	6,753
Raytheon Co.		—	—	—	—	—	—	31,000	1,402	31,000	1,402
Rolls-Royce Group PLC	§	—	—	—	—	—	—	120,661	603	120,661	603
Rolls-Royce Group PLC -Class C	ə	—	—	—	—	—	—	10,352,713	15	10,352,713	15
Air Freight & Logistics
CH Robinson Worldwide, Inc.		40,000	2,126	90	5	—	—	—	—	40,090	2,131
Deutsche Post AG		—	—	—	—	—	—	42,130	488	42,130	488
Expeditors International of Washington, Inc.		58,000	2,013	130	5	—	—	26,000	902	84,130	2,920
Auto Components
BorgWarner, Inc.		200,000	5,790	500	14	—	—	37,300	1,080	237,800	6,884
Johnson Controls, Inc.		330,000	6,273	720	14	—	—	75,000	1,426	405,720	7,713
Michelin -Class B		—	—	—	—	—	—	10,407	537	10,407	537
Automobiles
Bayerische Motoren Werke AG		—	—	—	—	—	—	21,040	731	21,040	731
Toyota Motor Corp.		—	—	—	—	—	—	13,100	511	13,100	511
Beverages
PepsiCo, Inc.		40,000	1,990	100	5	—	—	—	—	40,100	1,995
Biotechnology
Gilead Sciences, Inc.		—	—	—	—	20,700	948	51,500	2,359	72,200	3,307
Capital Markets
BlackRock, Inc. -Class A		34,000	4,982	80	12	—	—	—	—	34,080	4,994
Charles Schwab Corp.		410,000	7,577	900	17	—	—	70,285	1,299	481,185	8,893
T. Rowe Price Group, Inc.		140,000	5,393	200	8	—	—	30,000	1,156	170,200	6,557
UBS AG		—	—	—	—	—	—	17,015	238	17,015	238
Chemicals
Akzo Nobel NV		—	—	—	—	—	—	5,540	234	5,540	234
Ecolab, Inc.		128,000	4,934	290	11	—	—	31,500	1,214	159,790	6,159
Monsanto Co.		30,000	2,547	70	6	—	—	4,300	365	34,370	2,918
Praxair, Inc.		—	—	—	—	—	—	31,000	2,313	31,000	2,313
Sigma-Aldrich Corp.		135,000	5,918	310	14	—	—	36,000	1,578	171,310	7,510
Commercial Banks
Banco Santander SA		—	—	—	—	—	—	25,719	247	25,719	247
DBS Group Holdings, Ltd. ADR		—	—	—	—	—	—	132,410	926	132,410	926
HSBC Holdings PLC ADR		—	—	—	—	—	—	39,039	286	39,039	286
KB Financial Group, Inc. ADR		—	—	—	—	—	—	8,150	260	8,150	260
Mitsubishi UFJ Financial Group, Inc. ADR		—	—	—	—	—	—	32,270	175	32,270	175
National Australia Bank, Ltd.		—	—	—	—	—	—	34,025	510	34,025	510
Nordea Bank AB		—	—	—	—	—	—	67,010	492	67,010	492
UniCredit SpA		—	—	—	—	—	—	173,709	430	173,709	430
Wells Fargo & Co.		—	—	—	—	—	—	58,800	1,177	58,800	1,177
Commercial Services & Supplies
Brambles, Ltd.		—	—	—	—	—	—	55,748	240	55,748	240
Group 4 Securicor PLC		—	—	—	—	—	—	161,830	452	161,830	452
Loomis AB		—	—	—	—	—	—	5,150	44	5,150	44
Communications Equipment
Cisco Systems, Inc.		—	—	—	—	30,000	580	50,000	966	80,000	1,546
F5 Networks, Inc.		—	—	—	—	55,500	1,513	—	—	55,500	1,513
Juniper Networks, Inc.		—	—	—	—	45,000	974	—	—	45,000	974
Palm, Inc.		—	—	—	—	221,500	2,324	—	—	221,500	2,324
Polycom, Inc.		—	—	—	—	120,000	2,237	—	—	120,000	2,237
Qualcomm, Inc.		90,000	3,809	210	9	33,000	1,397	51,500	2,179	174,710	7,394
Computers & Peripherals
Apple, Inc.		62,000	7,801	150	19	15,900	2,001	20,100	2,529	98,150	12,350
Data Domain, Inc.		—	—	—	—	135,500	2,247	—	—	135,500	2,247
EMC Corp. -Series MA		—	—	—	—	85,500	1,071	—	—	85,500	1,071
Hewlett-Packard Co.		195,000	7,016	450	16	—	—	11,000	396	206,450	7,428
International Business Machines Corp.		—	—	—	—	—	—	9,500	980	9,500	980
Lite-On Technology Corp. GDR		—	—	—	—	—	—	30,712	246	30,712	246
Construction & Engineering
Jacobs Engineering Group, Inc.		85,000	3,233	200	8	—	—	20,000	761	105,200	4,002
Construction Materials
CRH PLC		—	—	—	—	—	—	21,612	564	21,612	564
Consumer Finance
Promise Co., Ltd.		—	—	—	—	—	—	26,150	344	26,150	344
Diversified Consumer Services
Capella Education Co.		—	—	—	—	11,100	570	—	—	11,100	570
Diversified Financial Services
Bank of America Corp.		180,495	1,612	403	4	—	—	—	—	180,898	1,616
ING Groep NV ADR		—	—	—	—	—	—	42,040	391	42,040	391
JPMorgan Chase & Co.		170,000	5,610	370	12	—	—	—	—	170,370	5,622
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

				Transamerica Premier
		Transamerica Premier		Institutional Diversified		Transamerica Science &		Transamerica Templeton		Combined
		Diversified Equity Fund		Equity Fund		Technology		Global		Pro Forma Fund
		Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Diversified Telecommunication Services
AT&T, Inc.		—	—	—	—	54,100	1,386	37,000	948	91,100	2,334
China Telecom Corp., Ltd.		—	—	—	—	—	—	670,000	333	670,000	333
Chunghwa Telecom Co., Ltd. ADR		—	—	—	—	—	—	11,348	214	11,348	214
France Telecom SA		—	—	—	—	—	—	47,180	1,053	47,180	1,053
Singapore Telecommunications, Ltd.		—	—	—	—	—	—	378,000	654	378,000	654
Telefonica SA		—	—	—	—	—	—	57,454	1,095	57,454	1,095
Telekom Austria AG		—	—	—	—	—	—	41,880	555	41,880	555
Telenor ASA		—	—	—	—	—	—	88,850	558	88,850	558
Verizon Communications, Inc.		255,000	7,737	600	18	45,000	1,365	—	—	300,600	9,120
Electric Utilities
E.ON AG ADR		—	—	—	—	—	—	24,540	826	24,540	826
Electrical Equipment
Emerson Electric Co.		—	—	—	—	—	—	23,500	800	23,500	800
Vestas Wind Systems		—	—	—	—	—	—	6,730	444	6,730	444
Electronic Equipment & Instruments
DTS, Inc.		—	—	—	—	32,000	853	—	—	32,000	853
Flextronics International, Ltd.		—	—	—	—	—	—	61,830	240	61,830	240
FLIR Systems, Inc.		—	—	—	—	53,500	1,187	—	—	53,500	1,187
Fujifilm Holdings Corp.		—	—	—	—	—	—	16,700	423	16,700	423
Itron, Inc.		—	—	—	—	24,000	1,104	—	—	24,000	1,104
Mabuchi Motor Co., Ltd.		—	—	—	—	—	—	12,400	560	12,400	560
Tyco Electronics, Ltd.		230,000	4,011	520	9	—	—	36,945	644	267,465	4,664
Energy Equipment & Services
Aker Kvaerner ASA		—	—	—	—	—	—	17,210	106	17,210	106
Schlumberger, Ltd.		30,000	1,470	75	4	—	—	—	—	30,075	1,474
Food & Staples Retailing
Costco Wholesale Corp.		78,000	3,791	170	8	—	—	—	—	78,170	3,799
Tesco PLC		—	—	—	—	—	—	103,780	518	103,780	518
Wal-Mart Stores, Inc.		—	—	—	—	—	—	15,985	806	15,985	806
Food Products
Cadbury PLC		—	—	—	—	—	—	38,348	288	38,348	288
Nestle SA ADR		—	—	—	—	—	—	24,375	791	24,375	791
Unilever PLC		—	—	—	—	—	—	34,487	677	34,487	677
Health Care Equipment & Supplies
Becton Dickinson & Co.		75,000	4,536	175	11	—	—	14,000	847	89,175	5,394
Covidien, Ltd.		55,000	1,814	130	4	24,700	815	—	—	79,830	2,633
Intuitive Surgical, Inc.		—	—	—	—	9,700	1,394	—	—	9,700	1,394
NuVasive, Inc.		—	—	—	—	38,000	1,440	—	—	38,000	1,440
Olympus Corp.		—	—	—	—	—	—	27,800	451	27,800	451
Varian Medical Systems, Inc.		—	—	—	—	—	—	22,015	735	22,015	735
Celesio AG		—	—	—	—	—	—	19,660	437	19,660	437
Hotels, Restaurants & Leisure
Accor SA		—	—	—	—	—	—	7,040	300	7,040	300
Autogrill SpA		—	—	—	—	—	—	32,781	251	32,781	251
Compass Group PLC		—	—	—	—	—	—	92,320	442	92,320	442
Household Durables
Sony Corp. ADR		—	—	—	—	—	—	10,560	273	10,560	273
Industrial Conglomerates
General Electric Co.		—	—	—	—	—	—	92,000	1,164	92,000	1,164
Hutchison Whampoa, Ltd.		—	—	—	—	—	—	59,000	350	59,000	350
Koninklijke Philips Electronics NV		—	—	—	—	—	—	33,360	607	33,360	607
Siemens AG		—	—	—	—	—	—	11,760	794	11,760	794
Insurance
ACE, Ltd.		—	—	—	—	—	—	18,590	861	18,590	861
Aviva PLC		—	—	—	—	—	—	92,990	434	92,990	434
AXA SA		—	—	—	—	—	—	36,800	621	36,800	621
Muenchener Rueckversicherungs AG		—	—	—	—	—	—	4,810	666	4,810	666
Swiss Reinsurance		—	—	—	—	—	—	11,470	276	11,470	276
Internet & Catalog Retail
Amazon.com, Inc.		105,000	8,455	240	19	29,500	2,375	34,000	2,738	168,740	13,587
priceline.com, Inc.		—	—	—	—	11,400	1,107	—	—	11,400	1,107
Internet Software & Services
Equinix, Inc.		—	—	—	—	30,200	2,121	—	—	30,200	2,121
Google, Inc. -Class A		13,000	5,148	30	12	3,900	1,544	5,000	1,980	21,930	8,684
Vocus, Inc.		—	—	—	—	74,538	1,267	—	—	74,538	1,267
IT Services
Automatic Data Processing, Inc.		—	—	—	—	—	—	23,330	821	23,330	821
Leisure Equipment & Products
Hasbro, Inc.		113,300	3,021	250	7	—	—	—	—	113,550	3,028
Life Sciences Tools & Services
Lonza Group AG		—	—	—	—	—	—	7,370	679	7,370	679
Millipore Corp.		35,000	2,069	80	5	—	—	—	—	35,080	2,074
Machinery
Caterpillar, Inc.		70,000	2,491	160	6	—	—	17,695	630	87,855	3,127
Donaldson Co., Inc.		100,000	3,299	240	8	—	—	—	—	100,240	3,307
Kennametal, Inc.		320,000	6,544	720	15	—	—	—	—	320,720	6,559
PACCAR, Inc.		155,000	5,493	350	12	—	—	36,000	1,276	191,350	6,781
Media
British Sky Broadcasting Group PLC		—	—	—	—	—	—	79,790	575	79,790	575
Pearson PLC		—	—	—	—	—	—	31,090	325	31,090	325
Reed Elsevier NV		—	—	—	—	—	—	26,984	298	26,984	298
Vivendi		—	—	—	—	—	—	26,410	715	26,410	715
Walt Disney Co.		250,000	5,475	555	12	—	—	38,000	832	288,555	6,319
Metals & Mining
Alumina, Ltd.	§	—	—	—	—	—	—	96,049	104	96,049	104
Cia Vale do Rio Doce — Class B ADR		—	—	—	—	—	—	15,230	251	15,230	251
Multi-Utilities
GDF Suez		—	—	—	—	—	—	14,448	522	14,448	522
Suez Environnement SA		—	—	—	—	—	—	3,787	58	3,787	58
Office Electronics
Konica Minolta Holdings, Inc.		—	—	—	—	—	—	54,500	443	54,500	443
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.		49,000	2,110	115	5	—	—	—	—	49,115	2,115
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

				Transamerica Premier
		Transamerica Premier		Institutional Diversified		Transamerica Science &		Transamerica Templeton		Combined
		Diversified Equity Fund		Equity Fund		Technology		Global		Pro Forma Fund
		Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value
BP PLC ADR		—	—	—	—	—	—	18,170	771	18,170	771
ENI SpA ADR		—	—	—	—	—	—	17,185	734	17,185	734
Petroleo Brasileiro SA -Class A ADR		—	—	—	—	—	—	13,480	364	13,480	364
Royal Dutch Shell PLC -Class B		—	—	—	—	—	—	29,130	671	29,130	671
Sasol, Ltd. ADR		—	—	—	—	—	—	16,850	507	16,850	507
Statoilhydro ASA		—	—	—	—	—	—	11,180	213	11,180	213
Total SA		—	—	—	—	—	—	21,742	1,103	21,742	1,103
Paper & Forest Products
Weyerhaeuser Co.		160,000	5,641	350	11	—	—	—	—	160,350	5,652
Pharmaceuticals
Allergan, Inc.		—	—	—	—	24,200	1,129	6,730	314	30,930	1,443
GlaxoSmithKline PLC		—	—	—	—	—	—	44,309	688	44,309	688
Merck KGAA		—	—	—	—	—	—	6,870	618	6,870	618
Novartis AG ADR		—	—	—	—	—	—	16,740	635	16,740	635
Roche Holding AG-Genusschein		—	—	—	—	—	—	2,640	334	2,640	334
Sanofi-Aventis SA		—	—	—	—	—	—	16,139	935	16,139	935
Takeda Pharmaceutical Co., Ltd.		—	—	—	—	—	—	8,300	295	8,300	295
Teva Pharmaceutical Industries, Ltd. ADR		—	—	—	—	—	—	12,495	548	12,495	548
Professional Services
Adecco SA		—	—	—	—	—	—	12,770	506	12,770	506
Randstad Holding NV		—	—	—	—	—	—	12,460	288	12,460	288
Real Estate Investment Trusts
Plum Creek Timber Co., Inc.		130,000	4,488	320	11	—	—	—	—	130,320	4,499
Real Estate Management & Development
Cheung Kong Holdings, Ltd.		—	—	—	—	—	—	47,000	489	47,000	489
Road & Rail
Burlington Northern Santa Fe Corp.		60,000	4,049	140	9	—	—	—	—	60,140	4,058
Union Pacific Corp.		—	—	—	—	—	—	23,000	1,130	23,000	1,130
Semiconductors & Semiconductor Equipment
Intel Corp.		255,000	4,024	500	8	32,000	505	—	—	287,500	4,537
Samsung Electronics Co., Ltd. GDR	-144A	—	—	—	—	—	—	4,030	915	4,030	915
Taiwan Semiconductor Manufacturing Co., Ltd. ADR		—	—	—	—	—	—	62,781	664	62,781	664
Software
Activision Blizzard, Inc.		160,000	1,723	400	4	182,500	1,966	—	—	342,900	3,693
Adobe Systems, Inc.		238,000	6,508	515	14	41,000	1,121	—	—	279,515	7,643
Check Point Software Technologies		—	—	—	—	—	—	24,050	557	24,050	557
Concur Technologies, Inc.		—	—	—	—	47,500	1,286	—	—	47,500	1,286
Informatica Corp.		—	—	—	—	63,000	1,002	—	—	63,000	1,002
Intuit, Inc.		160,000	3,701	350	8	—	—	—	—	160,350	3,709
Nintendo Co., Ltd. — ADR		—	—	—	—	30,200	1,016	2,200	587	32,400	1,603
Nuance Communications, Inc.		—	—	—	—	140,000	1,869	—	—	140,000	1,869
Oracle Corp.		215,000	4,158	475	9	—	—	—	—	215,475	4,167
Salesforce.com, Inc.		113,000	4,838	260	11	52,500	2,248	—	—	165,760	7,097
SAP AG		—	—	—	—	—	—	17,410	668	17,410	668
Specialty Retail
Kingfisher PLC ADR		—	—	—	—	—	—	175,510	618	175,510	618
USS Co., Ltd.		—	—	—	—	—	—	7,410	334	7,410	334
Textiles, Apparel & Luxury Goods
Nike, Inc. -Class B		100,000	5,247	200	10	—	—	—	—	100,200	5,257
Trading Companies & Distributors
Wolseley PLC		—	—	—	—	—	—	14,163	257	14,163	257
WW Grainger, Inc.		62,000	5,201	100	8	—	—	—	—	62,100	5,209
Wireless Telecommunication Services
American Tower Corp. -Class A		—	—	—	—	32,000	1,016	—	—	32,000	1,016
NII Holdings, Inc.		—	—	—	—	60,600	979	—	—	60,600	979
SBA Communications Corp. -Class A		—	—	—	—	39,000	983	—	—	39,000	983
Sprint Nextel Corp.		—	—	—	—	370,000	1,613	—	—	370,000	1,613
Turkcell Iletisim Hizmet AS ADR		—	—	—	—	—	—	47,270	600	47,270	600
Vodafone Group PLC		—	—	—	—	—	—	618,342	1,140	618,342	1,140

			206,445		462		51,857		85,823		344,587

		Total Cost $(237,242)		Total Cost $(516)		Total Cost $(53,572)		Total Cost $(111,883)		Total Cost $(403,213)

	Principal	Value	Principal	Value	Principal	Value	Principal	Value	Principal	Value
REPURCHASE AGREEMENT (2.1%)
State Street Repurchase Agreement	$5,732	5,732	$4	4	$693	693	$1,069	1,069	$7,498	7,498

0.01%, dated 04/30/09, to be repurchased at $7,498 on 05/01/2009		5,732		4		693		1,069		7,498

		Total Cost $(5,732)		Total Cost $(4)		Total Cost $(693)		Total Cost $(1,069)		Total Cost $(7,498)

Total Investment Securities Cost		242,974		520		54,265		112,952		410,711

Total Investment Securities Value		212,177		466		52,550		86,892		352,085
Other Assets and Liabilities, net		176		(6)		(22)		354		502

Net Assets		$212,353		$460		$52,528		$87,246		$352,587

§	Illiquid. These securities aggregated to $707, or 0.20%, of the Fund’s net assets.

ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated to $915, or 0.26%, of the Fund’s net assets.
As of April 30, 2009, all securities held by each Target Fund would comply with the investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Premier Diversified Equity Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Science & Technology and Transamerica Templeton Global
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At April 30, 2009
(all amounts except per share amounts in thousands)

									Assuming only the Transamerica Premier Diversified Equity			Assuming only the Transamerica Premier Diversified Institutional Equity			Assuming only the Transamerica Science and Technology			Assuming only the Transamerica Templeton Global
		Transamerica
	Transamerica	Premier
	Premier	Institutional	Transamerica
	Diversified	Diversified	Science &	Transamerica				Combined			Combined			Combined			Combined			Combined
	Equity Fund	Equity Fund	Technology	Templeton Global	Adjustments			Pro Forma Fund	Adjustments		Pro Forma Fund	Adjustments		Pro Forma Fund	Adjustments		Pro Forma Fund	Adjustments		Pro Forma Fund
Assets:
Investment securities, at value	$206,445	$462	$51,857	$85,823	$			$344,587			$206,445			$462			$51,857			$85,823
Repurchase agreement, at value	5,732	4	693	1,069				7,498			5,732			4			693			1,069
Foreign Currency, at value				303				303			—			—			—			303
Cash Receivables:
Investment securities sold	—	—	—	106				106			—			—			—			106
Shares sold	134	—	16	12				162			134			—			16			12
Income from loaned securities	1	—	—	—				1			1			—			—			—
Dividends	263	1	47	260				571			263			1			47			260
Dividend reclaims	2	—	—	186				188			2			—			—			186
Due from advisor	—	4	—	—				4			—			4			—			—
Other	—	—	4	119				123			—			—			4			119

	212,577	471	52,617	87,878		—		353,543	—		212,577	—		471	—		52,617	—		87,878

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	—	—	—	233				233			—			—			—			233
Shares redeemed	3	—	4	118				125			3			—			4			118
Management and advisory fees	84	—	26	26				136			84			—			26			26
Distribution and service fees	41	—	3	35				79			41			—			3			35
Administration fees	5	—	1	1				7			5			—			1			1
Trustees fees	1	—	4	120				125			1			—			4			120
Transfer agent fees	68	—	4	57				129			68			—			4			57
Other	22	11	47	42				122			22			11			47			42

	224	11	89	632		—		956	—		224	—		11	—		89	—		632

Net Assets	$212,353	$460	$52,528	$87,246		$—		$352,587	—		$212,353	—		$460	—		$52,528	—		$87,246

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$263,398	$561	$67,381	$424,150		$(323,964	)(a)	$431,526			$263,398	(46	)(a)	$515	(13,136	)(a)	$54,245	(310,782	)(a)	$113,368
Undistributed net investment income	939	2	(108)	221		(115	)(a)	939			939	(2	)(a)	—	108	(a)	—	(221	)(a)	—
Accumulated net realized loss from investment securities and foreign currency transactions	(21,187)	(48)	(13,028)	(311,003)		324,079	(a)	(21,187)			(21,187)	48	(a)	—	13,028	(a)	—	311,003	(a)	—
Net unrealized depreciation on:																	—			—
Investment securities	(30,797)	(55)	(1,717)	(26,114)				(58,683)			(30,797)			(55)			(1,717)			(26,114)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	(8)				(8)			—			—			—			(8)

Net Assets	$212,353	$460	$52,528	$87,246		$—		$352,587	—		$212,353	—		$460	—		$52,528	—		$87,246

Net Assets by Class:
Class A	$	$	$3,837	$66,634		$(1	)(k)	$70,470			$—			$—			$3,837	(1	)(k)	$66,633
Class B			1,642	8,208				9,850			—			—			1,642			8,208
Class C			1,260	12,404				13,664			—			—			1,260			12,404
Class I			45,789			441	(b)(k)	46,230			—	460	(b)(k)	460	(2	)(k)	45,787			—
Class P						212,353	(b)	212,353	212,353	(b)	212,353			—			—			—
Investor Class	212,353					(212,353	)(b)	—	(212,353	)(b)	—			—			—			—
Institutional Class		460				(460	)(b)	—			—	(460	)(b)	—			—			—
Shares Outstanding:
Class A			1,327	3,541		1,902	(c)	6,770			—			—	(958	)(c)	369	2,860	(c)	6,401
Class B			603	463		(120	)(c)	946			—			—	(445	)(c)	158	325	(c)	788
Class C			463	704		146	(c)	1,313			—			—	(342	)(c)	121	488	(c)	1,192
Class I			15,496 (c)			(11,062	)(c)(k)	4,434			—	44	(c)(k)	44	(11,097	)(c)	4,399			—
Class P						20,393	(c)	20,393	20,393	(c)	20,393			—			—			—
Investor Class	20,393					(20,393	)(c)	—	(20,393	)(c)	—			—			—			—
Institutional Class		56				(56	)(c)	—			—	(56	)(c)	—			—			—
Net Asset Value and Offering Price Per Share:
Class A			2.89	18.82		(11.30	)(d)	10.41			—			—	7.52	(d)	10.41	(8.41	)(d)	10.41
Class B			2.72	17.75		(10.06	)(d)	10.41			—			—	7.69	(d)	10.41	(7.34	)(d)	10.41
Class C			2.72	17.62		(9.93	)(d)	10.41			—			—	7.69	(d)	10.41	(7.21	)(d)	10.41
Class I			2.95			7.46	(d)	10.41			—	10.41	(d)	10.41	7.46	(d)	10.41			—
Class P						10.41	(d)	10.41	10.41	(d)	10.41			—			—			—
Investor Class	10.41					(10.41	)(d)	—	(10.41	)(d)	—			—			—			—
Institutional Class		8.21				(8.21	)(d)	—			—	(8.21	)(d)	—			—			—

Investment Securities, at cost	$237,242	$516	$53,572	$111,883				$403,213			$237,242.00			$516			$53,572			$111,883
Repurchase agreement, at cost	5,732	4	693	1,069				7,498			5,732.00			4			693			1,069
Foreign currency, at cost	—	—	—	313				313			—			—			—			313

(a) – (k)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization of Transamerica Premier Diversified Equity Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Science & Technology and Transamerica Templeton Global
PRO FORMA STATEMENT OF OPERATIONS
For the twelve months ended April 30, 2009
(all amounts in thousands)

													Assuming only the Transamerica Premier
									Assuming only the Transamerica Premier				Institutional Diversified Equity Fund				Assuming only the Transamerica Science				Assuming only the Transamerica
		Transamerica							Diversified Equity Fund Reorganization				Reorganization				& Technology Reorganization				Templeton Global Reorganization
		Premier
	Transamerica	Institutional	Transamerica	Transamerica				Combined				Combined				Combined				Combined				Combined
	Premier Diversified	Diversified	Science &	Templeton				Pro Forma				Pro Forma				Pro Forma				Pro Forma				Pro Forma
	Equity Fund	Equity Fund	Technology	Global	Adjustments			Fund	Adjustments			Fund	Adjustments			Fund	Adjustments			Fund	Adjustments			Fund
Investment Income:
Dividend Income	$3,528	$7	$236	$3,474	$			$7,245	$			$3,528	$			$7	$			$236	$			$3,474
Withholding taxes on foreign dividends	—	—	—	(247)				(247)				—				—				—				(247)
Interest	67	—	11	28				106				67				—				11				28
Income from loaned securities-net	194	1	140	101				436				194				1				140				101

	3,789	8	387	3,356		—		7,540		—		3,789		—		8		—		387		—		3,356

Expenses:
Management and advisory fees	1,630	3	479	934		(78)	(e)	2,968		31	(e)	1,661		1	(e)	4		(29)	(e)	450		(81)	(e)	853
Printing and shareholder reports	26	—	9	(28)				7				26				—				9				(28)
Custody fees	28	4	12	66		(69)	(f)	41				28				4				12				66
Administration fees	51	—	13	24				88				51				—				13				24
Legal fees	11	—	2	4				17				11				—				2				4
Audit fees	26	22	19	25		(49)	(g)	43				26				22				19				25
Trustees fees	12	—	1	3				16				12				—				1				3
Registration fees	37	25	20	7				89				37				25				20				7
Distribution and service fees:								—				—				—				—				—
Class A			16	296				312				—				—				16				296
Class B			24	152				176				—				—				24				152
Class C			16	169				185				—				—				16				169
Class P						569	(h)	569		569	(h)	569				—				—				—
Investor Class	569					(569)	(h)	—		(569)	(h)	—				—				—				—
Transfer agent fees												—				—				—
Class A			26	462				488				—				—				26				462
Class B			21	112				133				—				—				21				112
Class C			9	84				93				—				—				9				84
Class P						607	(i)	607		607	(i)	607				—				—				—
Investor Class	607					(607)	(i)	—		(607)	(i)	—				—				—				—
Other	—	(2)	47	6				51				—				(2)				47				6

Total expenses	2,997	52	714	2,316		(196)		5,883		31		3,028		1		53		(29)		685		(81)		2,235

Class expense reimbursed (recaptured):
Class A			(17)	(201)		44	(j)	(174)				—				—		2	(j)	(15)		34	(j)	(167)
Class B			(16)	(63)		11	(j)	(69)				—				—		1	(j)	(15)		6	(j)	(57)
Class C			(6)	(31)		10	(j)	(27)				—				—		1	(j)	(5)		7	(j)	(24)
Class I			—					—				—		47	(j)	47				—				—
Class P						(417)	(j)	(417)		(411)	(j)	(411)				—				—				—
Investor Class	(380)					380	(j)	—		380	(j)	—				—				—				—
Institutional Class	—	(48)				48	(j)	—				—				(48)				—				—

Total reimbursement of expenses	(380)	(48)	(39)	(295)		76		(687)		(31)		(411)		47		(1)		4		(35)		46		(249)

Net Investment Income	1,172	4	(288)	1,335		120		2,344		—		1,172		(48)		(44)		25		(263)		35		1,370

Net Realized Gain (Loss) from:
Investment securities	(25,516)	(57)	(15,016)	(19,325)		—		(59,914)		—		(25,516)		—		(57)		—		(15,016)		—		(19,325)
Foreign currency transactions	—	—	(1)	(545)				(546)				—				—				(1)				(545)

	(25,516)	(57)	(15,017)	(19,870)		—		(25,573)		—		(25,516)		—		(57)		—		(15,017)		—		(19,870)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(137,447)	(373)	(13,246)	(48,733)		—		(199,799)		—		(137,447)		—		(373)		—		(13,246)		—		(48,733)
Translation of assets and liabilities denominated in foreign currencies	—	—	1	(35)				(34)				—				—				1				(35)

	(137,447)	(373)	(13,245)	(48,768)		—		(199,833)		—		(137,447)		—		(373)		—		(13,245)		—		(48,768)

Net Realized and Unrealized Loss	(162,963)	(430)	(28,262)	(68,638)		—		(260,293)		—		(162,963)		—		(430)		—		(28,262)		—		(68,638)

Net Decrease in Net Assets Resulting from Operations	$(161,791)	$(426)	$(28,550)	$(67,303)		$120		$(257,949)		$—		$(161,791)		$(48)		$(48)		$25		$25		$35		$35

(a) – (k)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Group 3 Reorganizations
Reorganizations of Transamerica Premier Equity Fund, Transamerica Premier Institutional Equity Fund and Transamerica Equity
PRO FORMA SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except per share amounts in thousands)

			Transamerica Premier Institutional				Combined
	Transamerica Premier Equity Fund		Equity Fund		Transamerica Equity		Pro Forma Fund
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

COMMON STOCK (98.8%)
Aerospace & Defense
Raytheon Co.	341,896	$15,464	58,000	$2,623	690,000	$31,209	1,089,896	$49,296
Air Freight & Logistics
Expeditors International of Washington, Inc.	279,733	9,710	47,000	1,631	565,000	19,611	891,733	30,952
Auto Components
BorgWarner, Inc.	414,715	12,006	68,500	1,983	793,400	22,969	1,276,615	36,958
Johnson Controls, Inc.	817,005	15,531	130,000	2,471	1,630,000	30,986	2,577,005	48,988
Biotechnology
Gilead Sciences, Inc.	470,661	21,556	77,300	3,540	1,100,000	50,380	1,647,961	75,476
Capital Markets
Charles Schwab Corp.	719,421	13,295	114,965	2,125	1,536,280	28,390	2,370,666	43,810
T. Rowe Price Group, Inc.	331,239	12,759	60,000	2,311	660,000	25,423	1,051,239	40,493
Chemicals
Ecolab, Inc.	195,368	7,531	40,000	1,542	670,000	25,829	905,368	34,902
Monsanto Co.	50,000	4,245	10,000	849	100,000	8,489	160,000	13,583
Praxair, Inc.	337,456	25,178	56,000	4,178	674,000	50,287	1,067,456	79,643
Sigma-Aldrich Corp.	412,939	18,103	70,000	3,069	770,000	33,757	1,252,939	54,929
Commercial Banks
Wells Fargo & Co.	639,395	12,794	110,000	2,201	1,280,000	25,613	2,029,395	40,608
Communications Equipment
Cisco Systems, Inc.	546,150	10,552	100,000	1,932	1,060,000	20,479	1,706,150	32,963
Qualcomm, Inc.	586,114	24,804	92,000	3,893	1,100,000	46,552	1,778,114	75,249
Computers & Peripherals
Apple, Inc.	222,010	27,936	32,100	4,039	422,000	53,100	676,110	85,075
Hewlett-Packard Co.	119,885	4,313	20,000	720	240,000	8,635	379,885	13,668
International Business Machines Corp.	103,014	10,632	16,400	1,693	206,000	21,261	325,414	33,586
Construction & Engineering
Jacobs Engineering Group, Inc.	213,131	8,108	35,000	1,331	420,000	15,977	668,131	25,416
Diversified Telecommunication Services
AT&T, Inc.	417,379	10,693	67,000	1,717	810,000	20,752	1,294,379	33,162
Electrical Equipment
Emerson Electric Co.	254,867	8,676	50,000	1,702	511,000	17,394	815,867	27,772
Electronic Equipment & Instruments
Tyco Electronics, Ltd.	403,605	7,039	66,825	1,165	806,285	14,062	1,276,715	22,266
Food & Staples Retailing
Wal-Mart Stores, Inc.	150,080	7,564	24,000	1,210	350,955	17,688	525,035	26,462
Health Care Equipment & Supplies
Becton Dickinson & Co.	230,890	13,964	40,000	2,419	435,000	26,309	705,890	42,692
Varian Medical Systems, Inc.	244,303	8,152	40,020	1,335	488,225	16,292	772,548	25,779
Industrial Conglomerates
General Electric Co.	959,093	12,133	155,000	1,961	1,925,000	24,351	3,039,093	38,445
Internet & Catalog Retail
Amazon.com, Inc.	304,618	24,528	54,000	4,348	725,000	58,377	1,083,618	87,253
Internet Software & Services
Google, Inc. -Class A	53,283	21,098	8,700	3,445	105,000	41,577	166,983	66,120
IT Services
Automatic Data Processing, Inc.	254,415	8,955	50,620	1,782	509,275	17,926	814,310	28,663
Machinery
Caterpillar, Inc.	192,782	6,859	30,920	1,100	385,900	13,730	609,602	21,689
PACCAR, Inc.	386,297	13,690	64,000	2,269	774,000	27,431	1,224,297	43,390
Media
Walt Disney Co.	417,382	9,141	66,000	1,445	830,000	18,177	1,313,382	28,763
Pharmaceuticals
Allergan, Inc.	96,796	4,517	16,000	747	142,055	6,628	254,851	11,892
Teva Pharmaceutical Industries, Ltd. ADR	124,325	5,457	22,000	966	272,840	11,976	419,165	18,399
Road & Rail
Union Pacific Corp.	248,651	12,219	42,000	2,064	490,000	24,079	780,651	38,362

		429,202		71,806		875,696		1,376,704

		Total Cost $(506,077)		Total Cost $(85,879)		Total Cost $(969,233)		Total Cost $(1,561,189)

	Principal	Value	Principal	Value	Principal	Value	Principal	Value

REPURCHASE AGREEMENT (1.6%)
State Street Repurchase Agreement	$6,084	6,084	$2,167	2,167	$14,045	14,045	$22,296	22,296

0.01%, dated 04/30/09, to be repurchased		6,084		2,167		14,045		22,296

at $22,296 on 05/01/2009		Total Cost $(6,084)		Total Cost $(2,167)		Total Cost $(14,045)		Total Cost $(22,296)

Total Investment Securities Cost		512,161		88,046		983,278		1,583,485

Total Investment Securities Value		435,286		73,973		889,741		1,399,000
Other Assets and Liabilities, net		(774)		(1,505)		(3,202)		(5,481)

Net Assets		$434,512		$72,468		$886,539		$1,393,519

As of April 30, 2009, all securities held by each Target Fund would comply with the investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganizations of Transamerica Premier Equity Fund, Transamerica Premier Institutional Equity Fund and Transamerica Equity
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At April 30, 2009
(all amounts except per share amounts in thousands)

								Assuming only the Transamerica Premier Equity Fund				Assuming only the Transamerica Premier Institutional
	Transamerica	Transamerica						Reorganization				Equity Fund Reorganization
	Premier Equity	Premier Institutional	Transamerica				Combined				Combined				Combined
	Fund	Equity Fund	Equity	Adjustments			Pro Forma Fund	Adjustments			Pro Forma Fund	Adjustments			Pro Forma Fund
Assets:
Investment securities, at value	$429,201	$71,806	$875,696	$			$1,376,703	$			$1,304,897	$			$947,502
Repurchase agreement, at value	6,084	2,167	14,045				22,296				20,129				16,212
Receivables:
Investment securities sold	—	—	2,236				2,236				2,236				2,236
Shares sold	525	29	376				930				901				405
Dividends	423	69	837				1,329				1,260				906
Dividend reclaims	—	—	369				369				369				369
Other	—	—	422				422				422				422

	436,233	74,071	893,981				1,404,285				1,330,214				968,052

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	—	1,551	5,261				6,812				5,261				6,812
Shares redeemed	1,254	—	672				1,926				1,926				672
Management and advisory fees	226	32	677				935				903				709
Distribution and service fees	87	—	139				226				226				139
Administration fees	12	2	14				28				26				16
Trustees fees	3	—	427				430				430				427
Transfer agent fees	110	2	141				253				251				143
Other	29	16	111				156				140				127

	1,721	1,603	7,442				10,766				9,163				9,045

Net Assets	$434,512	$72,468	$886,539	$			$1,393,519	$			$1,321,051	$			$959,007

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$764,080	$112,057	$1,618,988		$(278,208	)(a)	$2,216,917		$(252,692	)(a)	$2,130,376		$(25,516	)(a)	$1,705,529
Undistributed net investment income	1,835	364	2,765		(2,199	)(a)	2,765		(1,835	)(a)	2,765		(364	)(a)	2,765
Accumulated net realized loss from investment securities and foreign currency transactions	(254,527)	(25,880)	(641,518)		280,407	(a)	(641,518)		254,527	(a)	(641,518)		25,880	(a)	(641,518)
Net unrealized depreciation on:
Investment securities	(76,876)	(14,073)	(93,731)				(184,680)				(170,607)				(107,804)
Translation of assets and liabilities denominated in foreign currencies	—	—	35				35				35				35

Net Assets	$434,512	$72,468	$886,539	$			$1,393,519	$			$1,321,051	$			$959,007

Net Assets by Class:
Class A	$	$	$270,387	$			$270,387	$			$270,387	$			$270,387
Class B			44,497				44,497				44,497				44,497
Class C			37,055				37,055				37,055				37,055
Class I			454,741		72,458	(b)(k)	527,199				454,741		72,458	(b)(k)	527,199
Class P					434,497	(b)(k)	434,497		434,497	(b)(k)	434,497				—
Class T			79,859				79,859				79,859				79,859
Investor Class	434,512				(434,512	)(b)	—		(434,512	)(b)	—				—
Institutional Class		72,468			(72,468	)(b)	—				—		(72,468	)(b)	—
Shares Outstanding:
Class A			41,383				41,383				41,383				41,383
Class B			7,298				7,298				7,298				7,298
Class C			6,054				6,054				6,054				6,054
Class I			68,414		10,897	(c)	79,311				68,414		10,897	(c)	79,311
Class P					30,219	(c)	30,219		30,219	(c)	30,219				—
Class T			4,364				4,364				4,364				4,364
Investor Class	30,219				(30,219	)(c)	—		(30,219	)(c)	—				—
Institutional Class		9,363			(9,363	)(c)	—				—		(9,363	)(c)	—
Net Asset Value and Offering Price Per Share:
Class A	$	$	$6.54	$			$6.54	$			$6.54	$			$6.54
Class B			6.10				6.10				6.10				6.10
Class C			6.13				6.13				6.13				6.13
Class I			6.65				6.65				6.65				6.65
Class P					14.38	(d)	14.38		14.38	(d)	14.38				—
Class T			18.30				18.30				18.30				18.30
Investor Class	14.38				(14.38	)(d)	—		(14.38	)(d)	—				—
Institutional Class		7.74			(7.74	)(d)	—				—		(7.74	)(d)	—

Investment Securities, at cost	$506,077	$85,879	$969,233				$1,561,189				$1,475,310				$1,055,112
Repurchase agreement, at cost	$6,084	$2,167	$14,045				$22,296				$20,129				$16,212
(a) — (k) See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganizations of Transamerica Premier Equity Fund, Transamerica Premier Institutional Equity Fund and Transamerica Equity
PRO FORMA STATEMENT OF OPERATIONS
For the twelve months ended April 30, 2009
(all amounts in thousands)

								Assuming only the Transamerica Premier				Assuming only the Transamerica Premier
		Transamerica						Equity Fund Reorganization				Institutional Equity Fund Reorganization
		Premier					Combined				Combined				Combined
	Transamerica	Institutional	Transamerica				Pro Forma				Pro Forma				Pro Forma
	Premier Equity Fund	Equity Fund	Equity	Adjustments			Fund	Adjustments			Fund	Adjustments			Fund
Investment Income:

Dividend Income	$10,433	$1,346	$16,490	$			$28,269	$			$26,923	$			$17,836
Interest	195	39	283				517				478				322
Income from loaned securities-net	334	65	529				928				863				594

	10,962	1,450	17,302				29,714				28,264				18,752

Expenses:
Management and advisory fees	5,882	662	8,190		(963	)(e)	13,771		(938	)(e)	13,134		(111	)(e)	8,741
Printing and shareholder reports	110	9	93				212				203				102
Custody fees	84	14	150		(37	)(f)	211		(30	)(f)	204		(7	)(f)	157
Administration fees	159	20	227				406				386				247
Legal fees	34	6	36				76				70				42
Audit fees	28	23	22		(41	)(g)	32		(23	)(g)	27		(18	)(g)	27
Trustees fees	37	5	24				66				61				29
Registration fees	125	35	(13)				147				112				22
Distribution and service fees:
Class A			1,191				1,191				1,191				1,191
Class B			716				716				716				716
Class C			541				541				541				541
Class P					1,792	(h)	1,792		1,792	(h)	1,792				—
Investor Class	1,792				(1,792	)(h)	—		(1,792	)(h)	—				—
Transfer agent fees
Class A			1,303				1,303				1,303				1,303
Class B			398				398				398				398
Class C			203				203				203				203
Class I					17	(i)	17				—		17	(i)	17
Class P					1,327	(i)	1,327		1,327	(i)	1,327		—		—
Class T			171				171				171				171
Investor Class	1,327				(1,327	)(i)	—		(1,327	)(i)	—		—		—
Institutional Class		17			(17	)(i)	—				—		(17	)(i)	—
Other	8	(4)	99				103				107				95

Total expenses	9,586	787	13,351		(1,041)		22,683		(991)		21,946		(136)		14,002

Class expense reimbursed:
Class B			(115)		3	(j)	(112)		3	(j)	(112)		3	(j)	(112)
Class P					(404	)(j)	(404)		(404	)(j)	(404)		—	(j)	—
Investor Class	(1,323)				1,323	(j)	—		1,323	(j)	—			(j)	—
Institutional Class		(105)			105	(j)	—		—		—		105	(j)	—

	(1,323)	(105)	(115)		1,028		(516)		923		(516)		108		(112)

Net Investment Income	2,699	768	4,066		13		7,547		68		6,834		28		4,862

Net Realized Gain (Loss) from:
Investment securities	(245,154)	(24,932)	(254,477)		—		(524,563)		—		(499,631)				(279,409)

	(245,154)	(24,932)	(254,477)		—		(524,563)		—		(499,631)		—		(279,409)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(354,569)	(40,287)	(366,565)		—		(761,421)		—		(721,134)				(406,852)

	(354,569)	(40,287)	(366,565)		—		(761,421)		—		(721,134)		—		(406,852)

Net Realized and Unrealized Loss	(599,723)	(65,219)	(621,042)		—		(1,285,984)		—		(1,220,765)		—		(686,261)

Net Decrease in Net Assets Resulting from Operations	$(597,024)	$(64,451)	$(616,976)		$13		$(1,278,437)		$68		$(1,213,931)		$28		$(681,399)

(a) — (k) See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Group 4 Reorganization
Reorganization Between Transamerica Premier Focus Fund and Transamerica Legg Mason Parners All Cap
PRO FORMA SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except per share amounts in thousands)

					Transamerica Legg Mason Partners		Combined
			Transamerica Premier Focus Fund		All Cap		Pro Forma Fund
			Shares	Value	Shares	Value	Shares	Value

COMMON STOCK (87.1%)
	Aerospace & Defense
97023105	Boeing Co.		—	$—	17,860	$715	17,860	$715
438516106	Honeywell International, Inc.		—	—	31,120	971	31,120	971
666807102	Northrop Grumman Corp.		—	—	6,950	336	6,950	336
	Air Freight & Logistics
12541W209	CH Robinson Worldwide, Inc.		34,500	1,833	—	—	34,500	1,833
911312106	United Parcel Service, Inc. -Class B		—	—	26,690	1,397	26,690	1,397
	Beverages
20441W203	Cia de Bebidas das Americas ADR		10,000	564	—	—	10,000	564
	Biotechnology
375558103	Gilead Sciences, Inc.		16,400	751	—	—	16,400	751
	Building Products
829073105	Simpson Manufacturing Co., Inc.		—	—	10,970	244	10,970	244
	Capital Markets
354613101	Franklin Resources, Inc.		—	—	21,900	1,325	21,900	1,325
2386827	Gamco Investors, Inc. -Class A		—	—	6,000	301	6,000	301
857477103	State Street Corp.		—	—	35,290	1,204	35,290	1,204
B64SQL4	Teton Advisors, Inc.	ə	—	—	89	—	89	—
	Chemicals
74005P104	Praxair, Inc.		12,150	907	—	—	12,150	907
	Commercial Banks
200340107	Comerica, Inc.		—	—	29,410	617	29,410	617
27579R104	East-West Bancorp, Inc.		—	—	16,425	112	16,425	112
97650W108	Wintrust Financial Corp.		35,800	609	—	—	35,800	609
	Commercial Services & Supplies
767744105	Ritchie Bros. Auctioneers, Inc.		55,000	1,232	—	—	55,000	1,232
	Communications Equipment
17275R102	Cisco Systems, Inc.		—	—	93,130	1,799	93,130	1,799
315616102	F5 Networks, Inc.		23,800	649	—	—	23,800	649
696643105	Palm, Inc.		70,000	734	—	—	70,000	734
73172K104	Polycom, Inc.		33,400	623	—	—	33,400	623
747525103	Qualcomm, Inc.		91,815	3,885	—	—	91,815	3,885
294821608	Telefonaktiebolaget LM Ericsson ADR		—	—	41,970	358	41,970	358
	Computers & Peripherals
37833100	Apple, Inc.		26,100	3,284	—	—	26,100	3,284
459200101	International Business Machines Corp.		—	—	13,340	1,377	13,340	1,377
	Construction & Engineering
343412102	Fluor Corp.		—	—	14,320	542	14,320	542
469814107	Jacobs Engineering Group, Inc.		—	—	6,850	261	6,850	261
713839108	Perini Corp.		—	—	9,530	165	9,530	165
	Diversified Consumer Services
863236105	Strayer Education, Inc.		15,535	2,942	—	—	15,535	2,942
	Diversified Financial Services
60505104	Bank of America Corp.		—	—	146,380	1,307	146,380	1,307
46625H100	JPMorgan Chase & Co.		65,750	2,170	65,190	2,151	130,940	4,321
	Electronic Equipment & Instruments
302445101	FLIR Systems, Inc.		39,000	865	—	—	39,000	865
465741106	Itron, Inc.		12,120	558	—	—	12,120	558
	Energy Equipment & Services
57224107	Baker Hughes, Inc.		—	—	27,250	970	27,250	970
406216101	Halliburton Co.		—	—	46,940	949	46,940	949
806857108	Schlumberger, Ltd.		—	—	24,490	1,200	24,490	1,200
B3KFWW1	Transocean, Ltd.		—	—	5,926	400	5,926	400
B5KL6S7	Weatherford International, Ltd.		—	—	46,550	774	46,550	774
	Food & Staples Retailing
931142103	Wal-Mart Stores, Inc.		—	—	28,460	1,434	28,460	1,434
	Food Products
B10RZP7	Unilever PLC		—	—	41,575	816	41,575	816
904767704	Unilever PLC ADR		—	—	34,949	680	34,949	680
	Health Care Equipment & Supplies
B1YR434	Covidien, Ltd.		48,500	1,600	—	—	48,500	1,600
	Health Care Providers & Services
58155Q103	McKesson Corp.		—	—	19,870	735	19,870	735
65411N105	Nighthawk Radiology Holdings, Inc.		158,930	567	—	—	158,930	567
	Hotels, Restaurants & Leisure
143658300	Carnival Corp.		—	—	23,200	624	23,200	624
571903202	Marriott International, Inc. -Class A		—	—	8,700	205	8,700	205
705560100	Peet’s Coffee & Tea, Inc.		34,000	928	—	—	34,000	928
	Household Durables
889478103	Toll Brothers, Inc.		—	—	33,600	681	33,600	681
	Industrial Conglomerates
369604103	General Electric Co.		—	—	60,460	765	60,460	765
580037109	McDermott International, Inc.		—	—	81,380	1,313	81,380	1,313
	Insurance
B18S7H8	Allied World Assurance Co. Holdings, Ltd.		—	—	16,380	608	16,380	608
171232101	Chubb Corp.		—	—	36,150	1,408	36,150	1,408
	Internet & Catalog Retail
23135106	Amazon.com, Inc.		37,105	2,987	—	—	37,105	2,987
741503403	priceline.com, Inc.		7,300	709	—	—	7,300	709
	Internet Software & Services
278642103	eBay, Inc.		—	—	59,630	982	59,630	982
38259P508	Google, Inc. -Class A		6,900	2,731	—	—	6,900	2,731
92046N102	Valueclick, Inc.		52,045	552	—	—	52,045	552
	Leisure Equipment & Products
418056107	Hasbro, Inc.		28,500	760	—	—	28,500	760
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

					Transamerica Legg Mason Partners		Combined
			Transamerica Premier Focus Fund		All Cap		Pro Forma Fund
			Shares	Value	Shares	Value	Shares	Value

	Life Sciences Tools & Services
294100102	ENZO Biochem, Inc.		—	—	133,887	549	133,887	549
	Machinery
260003108	Dover Corp.		—	—	21,550	663	21,550	663
693718108	PACCAR, Inc.		26,400	936	17,200	610	43,600	1,546
701094104	Parker Hannifin Corp.		—	—	9,700	440	9,700	440
	Media
254687106	Walt Disney Co.		—	—	69,520	1,522	69,520	1,522
	Metals & Mining
88606108	BHP Billiton, Ltd. ADR		—	—	3,200	154	3,200	154
670346105	Nucor Corp.		—	—	7,440	303	7,440	303
	Oil, Gas & Consumable Fuels
32511107	Anadarko Petroleum Corp.		—	—	23,250	1,001	23,250	1,001
166764100	Chevron Corp.		—	—	8,460	559	8,460	559
20825C104	ConocoPhillips		—	—	7,040	289	7,040	289
30231G102	Exxon Mobil Corp.		—	—	10,570	705	10,570	705
626717102	Murphy Oil Corp.		—	—	3,250	155	3,250	155
71654V101	Petroleo Brasileiro SA -Class A ADR		29,300	791	—	—	29,300	791
71654V408	Petroleo Brasileiro SA ADR		20,600	692	—	—	20,600	692
	Paper & Forest Products
962166104	Weyerhaeuser Co.		—	—	19,210	677	19,210	677
	Pharmaceuticals
2824100	Abbott Laboratories		—	—	31,990	1,339	31,990	1,339
18490102	Allergan, Inc.		30,300	1,414	—	—	30,300	1,414
478160104	Johnson & Johnson		—	—	27,780	1,455	27,780	1,455
589331107	Merck & Co., Inc.		—	—	51,068	1,238	51,068	1,238
66987V109	Novartis AG ADR		—	—	38,270	1,451	38,270	1,451
	Professional Services
770323103	Robert Half International, Inc.		—	—	8,420	202	8,420	202
	Real Estate Investment Trusts
44107P104	Host Hotels & Resorts, Inc.		150,406	1,157	13,350	103	163,756	1,260
517942108	LaSalle Hotel Properties		—	—	18,130	217	18,130	217
	Road & Rail
485170302	Kansas City Southern		29,660	452	—	—	29,660	452
515098101	Landstar System, Inc.		29,420	1,047	—	—	29,420	1,047
	Semiconductors & Semiconductor Equipment
38222105	Applied Materials, Inc.		—	—	159,960	1,953	159,960	1,953
670008101	Novellus Systems, Inc.		—	—	52,930	956	52,930	956
B01D632	Samsung Electronics Co., Ltd. GDR	-144A	—	—	13,300	3,019	13,300	3,019
874039100	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		—	—	133,457	1,411	133,457	1,411
882508104	Texas Instruments, Inc.		—	—	86,000	1,553	86,000	1,553
922207105	Varian Semiconductor Equipment Associates, Inc.		—	—	6,070	155	6,070	155
B170G56	Verigy, Ltd.		—	—	9,211	101	9,211	101
	Software
177376100	Citrix Systems, Inc.		—	—	14,710	420	14,710	420
45666Q102	Informatica Corp.		86,800	1,380	—	—	86,800	1,380
52078P102	Lawson Software, Inc.		—	—	74,960	404	74,960	404
55611C108	Macrovision Solutions Corp.		40,120	811	—	—	40,120	811
594918104	Microsoft Corp.		—	—	73,410	1,487	73,410	1,487
	Specialty Retail
364760108	Gap, Inc.		—	—	49,070	763	49,070	763
437076102	Home Depot, Inc.		—	—	71,370	1,878	71,370	1,878
70959W103	Penske Auto Group, Inc.		—	—	20,450	271	20,450	271
969904101	Williams-Sonoma, Inc.		—	—	22,840	320	22,840	320
	Textiles, Apparel & Luxury Goods
654106103	Nike, Inc. -Class B		18,700	981	—	—	18,700	981
	Wireless Telecommunication Services
852061100	Sprint Nextel Corp.		330,000	1,439	—	—	330,000	1,439
92857W209	Vodafone Group PLC ADR		—	—	72,007	1,321	72,007	1,321

				43,540		59,370		102,910

			Total Cost $ (43,873)		Total Cost $ (71,592)		Total Cost $ (115,465)

		Principal	Value	Principal	Value	Principal	Value

REPURCHASE AGREEMENT (13.3%)
85799F003	State Street Repurchase Agreement	$12,067	$12,067	$3,667	$3,667	$15,734	$15,734

	0.01%, dated 04/30/09, to be repurchased		12,067		3,667		15,734

	at $15,734 on 05/01/2009	Total Cost $ (12,067)		Total Cost $ (3,668)		Total Cost $ (15,734)

	Total Investment Securities Cost		55,940		72,560		131,199

	Total Investment Securities Value		55,607		63,037		118,644
	Other Assets and Liabilities, net		(1)		(561)		(562)

	Net Assets		$55,606		$62,476		$118,082

ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated to $3,019, or 2.56%, of the Fund’s net assets.
As of April 30, 2009, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Premier Focus Fund and Transamerica Legg Mason Partners All Cap
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At April 30, 2009
(all amounts except per share amounts in thousands)

	Transamerica	Transamerica Legg
	Premier Focus	Mason Partners All				Combined
	Fund	Cap	Adjustments			Pro Forma Fund
Assets:
Investment securities, at value	$43,540	$59,370	$			$102,910
Repurchase agreement, at value	12,067	3,667				15,734
Receivables:
Investment securities sold	—	82				82
Shares sold	3	23				26
Dividends	50	44				94
Dividend reclaims	1	26				27
Other	—	28				28

	55,661	63,240		—		118,901

Liabilities:

Accounts payable and accrued liabilities:
Investment securities purchased	—	570				570
Shares redeemed	—	47				47
Management and advisory fees	24	36				60
Distribution and service fees	11	36				47
Administration fees	1	1				2
Trustees fees	—	28				28
Transfer agent fees	11	26				37
Other	8	20				28

	55	764				819

Net Assets	$55,606	$62,476	$			$118,082

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$67,584	$82,354		$(7,642)	(a)	$142,296
Undistributed net investment income	(498)	164		(164)	(a)	(498)
Accumulated net realized loss from investment securities and foreign currency transactions	(11,147)	(7,806)		7,806	(a)	(11,147)
Net unrealized depreciation on:
Investment securities	(333)	(12,236)				(12,569)

Net Assets	$55,606	$62,476		$0		$118,082

Net Assets by Class:
Class A	$—	$26,916		$(2	)(k)	$26,916
Class B	—	23,173		(1	)(k)	23,173
Class C	—	12,387		(1	)(k)	12,387
Class P	—	—		55,566	(b)(k)	55,566
Investor Class	55,606	—		(55,606)	(b)	—
Shares Outstanding:
Class A	—	2,964				2,964
Class B	—	2,733				2,733
Class C	—	1,463				1,463
Class P	—	—		3,777	(c)	3,777
Investor Class	3,777	—		(3,777)	(c)	—
Net Asset Value and Offering Price Per Share:
Class A	$—	$9.08	$			$9.08
Class B	—	8.48				8.48
Class C	—	8.47				8.47
Class P	—	—		14.71	(d)(k)	14.71
Investor Class	14.72	—		(14.72)	(d)	—

Investment Securities, at cost	$43,873	$71,593				$115,466
Repurchase agreement, at cost	$12,067	$3,667				$15,734

(a) - (k)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Premier Focus Fund and Transamerica Legg Mason Parners All Cap
PRO FORMA STATEMENT OF OPERATIONS
For the twelve months ended April 30, 2009
(all amounts in thousands)

	Transamerica	Transamerica				Combined
	Premier Focus	Legg Mason				Pro Forma
	Fund	Parners All Cap	Adjustments			Fund
Investment Income:

Dividend Income	$453	$2,282	$			$2,735
Withholding taxes on foreign dividends	(6)	(48)				(54)
Interest	45	16				61
Income from loaned securities-net	73	77				150

	565	2,327				2,892

Expenses:
Management and advisory fees	531	691		(28)	(e)	1,194
Printing and shareholder reports	9	(1)				8
Custody fees	10	31		(25)	(f)	16
Administration fees	14	18				32
Legal fees	3	2				5
Audit fees	23	20		(15)	(g)	28
Trustees fees	3	2				5
Registration fees	28	(10)				18
Distribution and service fees:
Class A		108				108
Class B		381				381
Class C		172				172
Class P				156	(h)	156
Investor Class	156			(156)	(h)	—
Transfer agent fees
Class A		138				138
Class B		171				171
Class C		56				56
Class P				140	(i)	140
Investor Class	140			(140)	(i)	—
Other	(5)	30				25

Total expenses	912	1,809		(68)		2,653

Class expense reimbursed:
Class A		(44)		4	(j)	(41)
Class B		(57)		4	(j)	(53)
Class C		(4)		2	(j)	(2)
Class P
Investor Class	(36)			36	(j)	—

Total reimbursement of expenses	(36)	(106)		46		(96)

Net Investment Income	(311)	624		22		335

Net Realized Gain (Loss) from:
Investment securities	(13,155)	(11,732)				(24,887)

	(13,155)	(11,732)				(24,887)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(29,262)	(32,355)				(61,617)

	(29,262)	(32,355)				(61,617)

Net Realized and Unrealized Loss	(42,417)	(44,087)				(86,504)

Net Decrease in Net Assets Resulting from Operations	$(42,728)	$(43,463)		$22		$(86,169)

(a) - (k)	See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Group 5 Reorganization
Reorganization Between Transamerica Premier Growth Opportunities Fund and Transamerica Growth Opportunities
PRO FORMA SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except per share amounts in thousands)

	Transamerica Premier Growth				Combined
	Opportunities Fund		Transamerica Growth Opportunities		Pro Forma Fund
	Shares	Value	Shares	Value	Shares	Value
COMMON STOCK (95.3%)
Aerospace & Defense
Precision Castparts Corp.	41,000	$3,069	77,300	$5,787	118,300	$8,856
Rockwell Collins, Inc.	10,900	418	21,500	825	32,400	1,243
Air Freight & Logistics
CH Robinson Worldwide, Inc.	60,900	3,237	116,900	6,214	177,800	9,451
Auto Components
BorgWarner, Inc.	104,600	3,028	196,200	5,680	300,800	8,708
Johnson Controls, Inc.	49,900	949	98,100	1,865	148,000	2,814
Capital Markets
Greenhill & Co., Inc.	33,895	2,628	68,070	5,277	101,965	7,905
T. Rowe Price Group, Inc.	70,557	2,718	143,430	5,525	213,987	8,243
Chemicals
Ecolab, Inc.	35,800	1,380	70,700	2,725	106,500	4,105
Communications Equipment
Juniper Networks, Inc.	49,600	1,074	97,400	2,109	147,000	3,183
Polycom, Inc.	109,000	2,032	212,400	3,959	321,400	5,991
Computers & Peripherals
Data Domain, Inc.	23,445	389	46,050	764	69,495	1,153
Construction & Engineering
Jacobs Engineering Group, Inc.	25,700	978	49,300	1,875	75,000	2,853
Construction Materials
Martin Marietta Materials, Inc.	12,200	1,025	27,200	2,286	39,400	3,311
Diversified Consumer Services
Strayer Education, Inc.	9,100	1,724	17,100	3,239	26,200	4,963
Electrical Equipment
Cooper Industries, Ltd. -Class A	49,000	1,607	93,500	3,066	142,500	4,673
Electronic Equipment & Instruments
FLIR Systems, Inc.	63,000	1,397	123,000	2,728	186,000	4,125
Health Care Equipment & Supplies
Idexx Laboratories, Inc.	33,000	1,297	64,300	2,527	97,300	3,824
Intuitive Surgical, Inc.	8,250	1,186	15,900	2,285	24,150	3,471
Varian Medical Systems, Inc.	10,600	354	20,400	681	31,000	1,035
Health Care Technology
Cerner Corp.	17,800	958	34,600	1,861	52,400	2,819
Hotels, Restaurants & Leisure
Burger King Holdings, Inc.	53,900	881	105,010	1,716	158,910	2,597
Internet & Catalog Retail
priceline.com, Inc.	9,930	964	19,310	1,875	29,240	2,839
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

	Transamerica Premier Growth				Combined
	Opportunities Fund		Transamerica Growth Opportunities		Pro Forma Fund
	Shares	Value	Shares	Value	Shares	Value
Leisure Equipment & Products
Hasbro, Inc.	65,200	1,738	123,000	3,279	188,200	5,017
Life Sciences Tools & Services
Covance, Inc.	23,700	931	44,600	1,752	68,300	2,683
Techne Corp.	31,100	1,780	59,900	3,427	91,000	5,207
Machinery
Donaldson Co., Inc.	40,700	1,343	80,100	2,642	120,800	3,985
Kennametal, Inc.	128,100	2,620	246,300	5,037	374,400	7,657
PACCAR, Inc.	86,500	3,065	174,900	6,198	261,400	9,263
Multiline Retail
Nordstrom, Inc.	22,420	507	44,040	997	66,460	1,504
Oil, Gas & Consumable Fuels
Range Resources Corp.	17,100	683	33,100	1,323	50,200	2,006
Pharmaceuticals
Allergan, Inc.	47,100	2,198	89,000	4,153	136,100	6,351
Professional Services
FTI Consulting, Inc.	26,000	1,427	50,000	2,744	76,000	4,171
Real Estate Investment Trusts
Plum Creek Timber Co., Inc.	83,200	2,872	152,300	5,257	235,500	8,129
Real Estate Management & Development
St. Joe Co.	43,900	1,092	85,500	2,127	129,400	3,219
Software
Activision Blizzard, Inc.	244,500	2,633	473,300	5,097	717,800	7,730
Adobe Systems, Inc.	100,300	2,743	196,825	5,383	297,125	8,126
Informatica Corp.	97,500	1,550	190,100	3,023	287,600	4,573
Intuit, Inc.	105,700	2,444	204,000	4,719	309,700	7,163
Macrovision Solutions Corp.	32,000	647	60,900	1,231	92,900	1,878
Quality Systems, Inc.	16,000	858	30,100	1,614	46,100	2,472
Salesforce.com, Inc.	54,300	2,325	103,900	4,448	158,200	6,773
Specialty Retail
Gap, Inc.	126,900	1,972	241,595	3,754	368,495	5,726
Guess, Inc.	124,400	3,238	235,200	6,125	359,600	9,363
Textiles, Apparel & Luxury Goods
Carter’s, Inc.	73,600	1,574	148,500	3,175	222,100	4,749
Under Armour, Inc. -Class A	16,380	386	32,100	756	48,480	1,142
Trading Companies & Distributors
WW Grainger, Inc.	44,422	3,726	84,700	7,105	129,122	10,831

		77,645		150,235		227,880

	Total Cost $ (83,283)		Total Cost $ (165,336)		Total Cost $ (248,619)

	Principal	Value	Principal	Value	Principal	Value
REPURCHASE AGREEMENT (5.7%)
State Street Repurchase Agreement	$4,017	4,017	$9,526	9,526	$13,543	13,543

0.01%, dated 04/30/09, to be repurchased		4,017		9,526		13,543

at $13,543 on 05/01/2009	Total Cost $ (4,017)		Total Cost $ (9,526)		Total Cost $ (13,543)

Total Investment Securities Cost		87,300		174,862		262,162

Total Investment Securities Value		81,662		159,761		241,423
Other Assets and Liabilities, net		(715)		(1,654)		(2,369)

Net Assets		$80,947		$158,107		$239,054

As of April 30, 2009, all securities held by the Target Fund would comply with investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Premier Growth Opportunities Fund and Transamerica Growth Opportunities Fund
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At April 30, 2009
(all amounts except per share amounts in thousands)

	Transamerica
	Premier Growth	Transamerica
	Opportunities	Growth					Combined
	Fund	Opportunities Fund	Adjustments				Pro Forma Fund
Assets:
Investment securities, at value	$77,645	$150,235	$				$227,880
Repurchase agreement, at value	4,017	9,526					13,543
Receivables:
Investment securities sold	527	887					1,414
Shares sold	—	26					26
Income from loaned securities	1	—					1
Dividends	13	25					38
Other	—	18					18

	82,203	160,717					242,920

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,180	2,377					3,557
Shares redeemed	1	30					31
Management and advisory fees	28	77					105
Distribution and service fees	16	32					48
Administration fees	2	2					4
Trustees fees	—	19					19
Transfer agent fees	18	47					65
Other	11	26					37

	1,256	2,610					3,866

Net Assets	$80,947	$158,107	$				$239,054

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$107,525	$321,268		$(20,940)	(a	)	$407,853
Undistributed net investment income	(600)	67		600	(a	)	67
Accumulated net realized loss from investment securities and foreign currency transactions	(20,340)	(148,119)		20,340	(a	)	(148,119)
Net unrealized depreciation on:
Investment securities	(5,638)	(15,109)					(20,747)

Net Assets	$80,947	$158,107	$				$239,054

Net Assets by Class:
Class A	$	$42,498	$				$42,498
Class B		16,006					16,006
Class C		9,815					9,815
Class I		89,788					89,788
Class P				80,903	(b	)(k)	80,903
Investor Class	80,947			(80,947)	(b	)	—
Shares Outstanding:
Class A		6,448					6,448
Class B		2,611					2,611
Class C		1,595					1,595
Class I		13,236					13,236
Class P				4,595	(c	)	4,595
Investor Class	4,595			(4,595)	(c	)	—
Net Asset Value and Offering Price Per Share:
Class A	$	$6.59	$				$6.59
Class B		6.13					6.13
Class C		6.16					6.16
Class I		6.78					6.78
Class P				17.61	(d	)	17.61
Investor Class	17.61			(17.61)	(d	)	—

Investment Securities, at cost	$83,283	$165,336					$248,619
Repurchase agreement, at cost	$4,017	$9,526					$13,543

(a) - (k)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Premier Growth Opportunities Fund and Transamerica Growth Opportunities
PRO FORMA STATEMENT OF OPERATIONS
For the twelve months ended April 30, 2009
(all amounts in thousands)

	Transamerica	Transamerica					Combined
	Premier Growth	Growth					Pro Forma
	Opportunities Fund	Opportunities	Adjustments				Fund
Investment Income:
Dividend Income	$825	$1,647	$				$2,472
Withholding taxes on foreign dividends	(2)	(3)					(5)
Interest	34	66					100
Income from loaned securities-net	185	709					894

	1,042	2,419					3,461

Expenses:
Management and advisory fees	805	1,504		(57)	(e	)	2,252
Printing and shareholder reports	14	2					16
Custody fees	15	31		(8)	(f	)	38
Administration fees	22	38					60
Legal fees	5	5					10
Audit fees	24	19		(19)	(g	)	24
Trustees fees	4	3					7
Registration fees	29	(12)					17
Distribution and service fees:
Class A		159					159
Class B		243					243
Class C		120					120
Class P				237	(h	)	237
Investor Class	237			(237)	(h	)	—
Transfer agent fees
Class A		374					374
Class B		183					183
Class C		75					75
Class P				242	(i	)	242
Investor Class	242	—		(242)	(i	)	—
Other	(4)	39					35

Total expenses	1,393	2,783		(84)			4,092

Class expense reimbursed:
Class A		(131)		(2)	(j	)	(133)
Class B		(52)		(1)	(j	)	(53)
Class C		(9)					(9)
Class P
Investor Class	(64)	—		64	(j	)	—

Total reimbursement of expenses	(64)	(192)		61			(195)

Net Investment Income	(287)	(172)		23			(436)

Net Realized Gain (Loss) from:
Investment securities	(20,818)	(38,368)					(59,186)

	(20,818)	(38,368)					(59,186)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(41,047)	(35,164)					(76,211)

	(41,047)	(35,164)					(76,211)

Net Realized and Unrealized Loss	(61,865)	(73,532)					(135,397)

Net Decrease in Net Assets Resulting from Operations	$(62,152)	$(73,704)		$23			$(135,833)

(a) - (k)	See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Group 6 Reorganization
Reorganization Between Transamerica Convertible Securities and Transamerica Flexible Income
PRO FORMA SCHEDULE OF INVESTMENTS
At April 30, 2009
(all amounts except per share amounts in thousands)

		Transamerica Convertible				Combined
		Securities		Transamerica Flexible Income		Pro Forma Fund
		Shares	Value	Shares	Value	Shares	Value

CONVERTIBLE PREFERRED STOCK (2.3%)
Diversified Financial Services
Vale Capital, Ltd., 5.50%		60,900	$2,132	—	$—	60,900	$2,132
Pharmaceuticals
Mylan, Inc., 6.50%		2,055	1,751	—	—	2,055	1,751
Road & Rail
Kansas City Southern, 5.13%		—	—	880	564	880	564

			3,883		564		4,447

		Total Cost $ (3,536)		Total Cost $ (751)		Total Cost $ (4,287)

PREFERRED STOCK (1.4%)
Commercial Services & Supplies
Avery Dennison Corp., 7.88%		52,000	1,586	—	—	52,000	1,586
Diversified Telecommunication Services
Centaur Funding Corp., 9.08%	-144A	—	—	1,661	1,033	1,661	1,033

			1,586		1,033		2,619

		Total Cost $ (1,674)		Total Cost $ (2,153)		Total Cost $ (3,827)

REVERSE CONVERTIBLE BOND (1.4%)
Capital Markets
Goldman Sachs Group, Inc.	-144A	162,000	2,579	—	—	162,000	2,579

			2,579		—		2,579

		Total Cost $ (2,603)		Total Cost $ (0)		Total Cost $ (2,603)

		Principal	Value	Principal	Value	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATION (10.9%)
Fannie Mae, 4.50%, 07/25/2021		$—	—	$2,678	2,727	$2,678	2,727
Fannie Mae, 5.00%, 06/25/2019		—	—	2,060	2,150	2,060	2,150
Fannie Mae, 5.00%, 09/01/2037		—	—	2,661	2,740	2,661	2,740
Fannie Mae, 5.00%, 03/01/2039		—	—	3,593	3,699	3,593	3,699
Fannie Mae, 5.50%, 07/01/2038		—	—	4,878	5,060	4,878	5,060
Fannie Mae, 5.50%, 11/01/2038		—	—	4,142	4,295	4,142	4,295

			—		20,671		20,671

		Total Cost $ (0)		Total Cost $ (20,196)		Total Cost $ (20,196)

U.S. GOVERNMENT OBLIGATION (1.5%)
U.S. Treasury Inflation Indexed Bond, 1.75%, 01/15/2028		—	—	1,415	1,272	1,415	1,272
U.S. Treasury Note, 1.75%, 03/31/2014		—	—	1,015	1,004	1,015	1,004
U.S. Treasury Note, 2.75%, 02/15/2019		—	—	586	568	586	568

			—		2,844		2,844

		Total Cost $ (0)		Total Cost $ (2,910)		Total Cost $ (2,910)

FOREIGN GOVERNMENT OBLIGATION (2.5%)
France Government Bond, 4.00%, 04/25/2018	EUR	—	—	3,500	4,801	3,500	4,801

			—		4,801		4,801

		Total Cost $ (0)		Total Cost $ (4,461)		Total Cost $ (4,461)

MORTGAGE-BACKED SECURITY (3.5%)
American Tower Trust, Series 2007-1A ,Class C, 5.62%, 04/15/2037	-144A	—	$—	2,090	$1,766	2,090	$1,766
Crown Castle Towers LLC, Series 2006-1A ,Class C, 5.47%, 11/15/2036	-144A	—	—	2,000	1,810	2,000	1,810
Small Business Administration Trust, Series 2006-1A ,Class D, 5.85%, 11/15/2036	-144A	—	—	2,054	1,849	2,054	1,849
Small Business Administration Trust, Series 2006-1A ,Class E, 6.17%, 11/15/2036	-144A	—	—	1,460	1,299	1,460	1,299

			—		6,724		6,724

		Total Cost $ (0)		Total Cost $ (7,610)		Total Cost $ (7,610)

CONVERTIBLE BOND (27.0%)
Aerospace & Defense
Alliant Techsystems, Inc., 2.75%, 02/15/2024		1,575	1,660	—	—	1,575	1,660
Auto Components
Johnson Controls, Inc., 6.50%, 09/30/2012		—	—	775	1,396	775	1,396
Beverages
Molson Coors Brewing Co., 2.50%, 07/30/2013		1,925	2,043	—	—	1,925	2,043
Biotechnology
Gilead Sciences, Inc., 0.63%, 05/01/2013		1,450	1,867	—	—	1,450	1,867
Commercial Services & Supplies
Covanta Holding Corp., 1.00%, 02/01/2027		2,350	1,918	—	—	2,350	1,918
Communications Equipment
Ciena Corp., 0.88%, 06/15/2017		2,250	1,148	—	—	2,250	1,148
Computers & Peripherals
Maxtor Corp., 6.80%, 04/30/2010		1,950	1,921	—	—	1,950	1,921
Construction & Engineering
Quanta Services, Inc., 3.75%, 04/30/2026		1,075	1,226	—	—	1,075	1,226
Containers & Packaging
Sealed Air Corp., 3.00%, 06/30/2033	-144A	1,675	1,581	500	472	2,175	2,053
Diversified Telecommunication Services
Global Crossing, Ltd., 5.00%, 05/15/2011		745	484	—	—	745	484
Lucent Technologies, Inc., 2.88%, 06/15/2023		2,050	1,883	1,350	1,240	3,400	3,123
Electronic Equipment & Instruments
Itron, Inc., 2.50%, 08/01/2026		2,137	2,164	—	—	2,137	2,164
Energy Equipment & Services
Transocean, Inc., 1.63%, 12/15/2037		2,005	1,867	—	—	2,005	1,867
Health Care Equipment & Supplies
NuVasive, Inc., 2.25%, 03/15/2013	-144A	1,578	1,608	—	—	1,578	1,608
Industrial Conglomerates
Textron, Inc., 4.50%, 05/01/2013		1,750	1,892	—	—	1,750	1,892
Internet Software & Services
Equinix, Inc., 3.00%, 10/15/2014		1,525	1,252	—	—	1,525	1,252
Leisure Equipment & Products
Hasbro, Inc., 2.75%, 12/01/2021		1,650	2,141	—	—	1,650	2,141
Machinery
Danaher Corp., 0.01%, 01/22/2021		2,120	1,903	—	—	2,120	1,903
Metals & Mining
ArcelorMittal, 5.00%, 05/15/2014		640	661	—	—	640	661
Newmont Mining Corp., 1.25%, 07/15/2014		1,375	1,539	—	—	1,375	1,539
U.S. Steel Corp., 4.00%, 05/15/2014		3,100	3,099	—	—	3,100	3,099
Oil, Gas & Consumable Fuels
Quicksilver Resources, Inc., 1.88%, 11/01/2024		940	807	—	—	940	807
Pharmaceuticals
Allergan, Inc., 1.50%, 04/01/2026		2,505	2,558	—	—	2,505	2,558
Sepracor, Inc., 0.01%, 12/15/2010		1,525	1,331	—	—	1,525	1,331
Software
Nuance Communications, Inc., 2.75%, 08/15/2027		2,710	2,439	—	—	2,710	2,439
Symantec Corp., 0.75%, 06/15/2011		1,860	1,979	775	824	2,635	2,803
Wireless Telecommunication Services
Nextel Communications, Inc., 5.25%, 01/15/2010		1,920	1,884	—	—	1,920	1,884
SBA Communications Corp., 1.88%, 05/01/2013	-144A	3,000	2,520	—	—	3,000	2,520

			47,375		3,932		51,307

		Total Cost $ (49,484)		Total Cost $ (3,391)		Total Cost $ (52,875)
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

		Transamerica Convertible				Combined
		Securities		Transamerica Flexible Income		Pro Forma Fund
		Principal	Value	Principal	Value	Principal	Value

CORPORATE DEBT SECURITY (42.6%)
Auto Components
Johnson Controls, Inc., 5.25%, 01/15/2011		—	—	1,565	1,540	1,565	1,540
Tenneco, Inc., 8.13%, 11/15/2015		—	—	1,180	472	1,180	472
Automobiles
Daimler Finance North America LLC, 8.00%, 06/15/2010		—	—	1,360	1,392	1,360	1,392
Beverages
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 01/15/2039	-144A	—	—	1,000	1,002	1,000	1,002
Bacardi, Ltd., 7.45%, 04/01/2014	-144A	—	—	525	532	525	532
Capital Markets
Xstrata Finance Dubai, Ltd., 1.27%, 11/13/2009	-144A	—	—	1,095	1,075	1,095	1,075
Chemicals
Dow Chemical Co., 6.13%, 02/01/2011		—	—	1,115	1,114	1,115	1,114
Lubrizol Corp., 8.88%, 02/01/2019		—	—	1,300	1,410	1,300	1,410
Momentive Performance Materials, Inc., 9.75%, 12/01/2014		—	—	1,005	344	1,005	344
Nalco Co., 7.75%, 11/15/2011		—	—	1,000	1,010	1,000	1,010
Commercial Banks
Barclays Bank PLC, 7.70%, 04/25/2018	-144A	—	—	1,850	1,166	1,850	1,166
BB&T Corp., 6.85%, 04/30/2019		—	—	1,190	1,159	1,190	1,159
M&I Marshall & Ilsley Bank, 1.54%, 12/04/2012		—	—	2,000	1,431	2,000	1,431
Construction Materials
CRH America, Inc., 5.30%, 10/15/2013		—	—	1,140	959	1,140	959
Lafarge SA, 6.15%, 07/15/2011		—	—	1,880	1,828	1,880	1,828
Martin Marietta Materials, Inc., 1.19%, 04/30/2010		—	—	1,340	1,281	1,340	1,281
Consumer Finance
Cardtronics, Inc., 9.25%, 08/15/2013		—	—	835	605	835	605
Discover Financial Services, 1.86%, 06/11/2010		—	—	1,130	996	1,130	996
Containers & Packaging
Rexam PLC, 6.75%, 06/01/2013	-144A	—	—	2,365	2,149	2,365	2,149
Diversified Financial Services
Bank of America Corp., 5.75%, 12/01/2017		—	—	2,200	1,797	2,200	1,797
Bank of America Corp., 8.00%, 01/30/2018		—	—	2,250	1,278	2,250	1,278
Bear Stearns Cos., Inc., 7.25%, 02/01/2018		—	—	2,000	2,042	2,000	2,042
General Electric Capital Corp., 6.88%, 01/10/2039		—	—	2,000	1,567	2,000	1,567
Glencore Funding LLC, 6.00%, 04/15/2014	-144A	—	—	2,000	1,230	2,000	1,230
GMAC LLC, 6.88%, 09/15/2011	-144A	—	—	750	653	750	653
JPMorgan Chase & Co., 7.90%, 04/30/2018		—	—	1,750	1,331	1,750	1,331
Pemex Finance, Ltd., 9.03%, 02/15/2011		—	—	2,540	2,629	2,540	2,629
Sensus Metering Systems, Inc., 8.63%, 12/15/2013		—	—	500	425	500	425
Diversified Telecommunication Services
Sprint Capital Corp., 7.63%, 01/30/2011		—	—	1,300	1,253	1,300	1,253
Energy Equipment & Services
DCP Midstream LLC, 9.75%, 03/15/2019	-144A	—	—	725	719	725	719
Weatherford International, Ltd., 9.63%, 03/01/2019		—	—	1,500	1,619	1,500	1,619
Food & Staples Retailing
Stater Brothers Holdings, Inc., 8.13%, 06/15/2012		—	—	1,000	988	1,000	988
Food Products
ConAgra Foods, Inc., 9.75%, 03/01/2021		—	—	325	388	325	388
Michael Foods, Inc., 8.00%, 11/15/2013		—	—	1,575	1,488	1,575	1,488
Hotels, Restaurants & Leisure
Carrols Corp., 9.00%, 01/15/2013		—	—	500	463	500	463
MGM Mirage, Inc., 6.00%, 10/01/2009		—	—	1,000	840	1,000	840
Pokagon Gaming Authority, 10.38%, 06/15/2014	-144A	—	—	650	601	650	601
Station Casinos, Inc., 6.88%, 03/01/2016		—	—	700	23	700	23
Yum! Brands, Inc., 8.88%, 04/15/2011		—	—	920	988	920	988
Household Durables
Whirlpool Corp., 8.00%, 05/01/2012		—	—	1,265	1,287	1,265	1,287
Household Products
Sealy Mattress Co., 8.25%, 06/15/2014		—	—	250	166	250	166
Industrial Conglomerates
Susser Holdings LLC, 10.63%, 12/15/2013		—	—	582	588	582	588
Insurance
MetLife, Inc., 7.72%, 02/15/2019		—	—	1,750	1,755	1,750	1,755
Oil Insurance, Ltd., 7.56%, 06/30/2011	-144A	—	—	2,245	735	2,245	735
IT Services
Aramark Corp., 8.50%, 02/01/2015		—	—	500	478	500	478
Machinery
PACCAR, Inc., 6.88%, 02/15/2014		—	—	1,750	1,832	1,750	1,832
Polypore, Inc., 8.75%, 05/15/2012		—	—	550	426	550	426
Titan International, Inc., 8.00%, 01/15/2012		—	—	1,200	960	1,200	960
Media
Comcast Cable Holdings LLC, 9.80%, 02/01/2012		—	—	2,000	2,156	2,000	2,156
Metals & Mining
Anglo American Capital PLC, 9.38%, 04/08/2019	-144A	—	—	1,240	1,262	1,240	1,262
ArcelorMittal, 5.38%, 06/01/2013		—	—	750	675	750	675
Falconbridge, Ltd., 7.35%, 06/05/2012		—	—	645	569	645	569
Rio Tinto Finance USA, Ltd., 9.00%, 05/01/2019		—	—	1,165	1,198	1,165	1,198
Multiline Retail
Macy’s Retail Holdings, Inc., 5.35%, 03/15/2012		—	—	1,480	1,351	1,480	1,351
Multi-Utilities
Sempra Energy, 9.80%, 02/15/2019		—	—	1,455	1,659	1,455	1,659
Oil, Gas & Consumable Fuels
Energy Transfer Partners, LP, 9.70%, 03/15/2019		—	—	900	1,000	900	1,000
Enterprise Products Operating, LP, 8.38%, 08/01/2066		—	—	1,150	794	1,150	794
Opti Canada, Inc., 8.25%, 12/15/2014		—	—	1,800	990	1,800	990
PetroHawk Energy Corp., 9.13%, 07/15/2013		—	—	1,255	1,230	1,255	1,230
Petroleum Development Corp., 12.00%, 02/15/2018		—	—	1,000	675	1,000	675
Valero Logistics Operations, LP, 6.88%, 07/15/2012		—	—	1,500	1,460	1,500	1,460
Paper & Forest Products
Exopack Holding, Inc., 11.25%, 02/01/2014		—	—	2,000	1,400	2,000	1,400
Weyerhaeuser Co., 6.75%, 03/15/2012		—	—	1,300	1,297	1,300	1,297
Professional Services
FTI Consulting, Inc., 7.75%, 10/01/2016		—	—	480	487	480	487
Real Estate Investment Trusts
Healthcare Realty Trust, Inc., 8.13%, 05/01/2011		—	—	1,480	1,422	1,480	1,422
Wea Finance LLC / WCI Finance LLC, 5.40%, 10/01/2012	-144A	—	—	2,100	1,932	2,100	1,932
Road & Rail
CSX Corp., 6.75%, 03/15/2011		—	—	1,675	1,723	1,675	1,723
Hertz Corp., 10.50%, 01/01/2016		—	—	340	241	340	241
Kansas City Southern de Mexico SA de CV, 7.63%, 12/01/2013		—	—	360	294	360	294
Kansas City Southern de Mexico SA de CV, 12.50%, 04/01/2016	-144A	—	—	1,000	966	1,000	966
Specialty Retail
Michaels Stores, Inc., 11.38%, 11/01/2016		—	—	1,200	594	1,200	594
Penske Auto Group, Inc., 7.75%, 12/15/2016		—	—	750	548	750	548
Staples, Inc., 9.75%, 01/15/2014		—	—	1,435	1,575	1,435	1,575
Tobacco
Alliance One International, Inc., 11.00%, 05/15/2012		—	—	425	414	425	414
Wireless Telecommunication Services
Centennial Communications Corp., 6.96%, 01/01/2013		—	—	1,000	1,003	1,000	1,003

			—		80,929		80,929

		Total Cost $ (0)		Total Cost $ (87,534)		Total Cost $ (87,534)

REPURCHASE AGREEMENT (3.3%)
State Street Repurchase Agreement		2,471	2,471	3,739	3,739	6,210	6,210

0.01%, dated 04/30/09, to be repurchased at $6,210 on 05/01/2009			2,471		3,739		6,210

		Total Cost $ (2,471)		Total Cost $ (3,739)		Total Cost $ (6,210)

Total Investment Securities Cost			59,768		132,745		192,513

Total Investment Securities Value			57,894		125,237		183,131
Other Assets and Liabilities, net			5,506		1,183		6,689

Net Assets			$63,400		$126,420		$189,820

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Sold	Settlement Date	Amount in U.S. Dollars Sold	Net Unrealized Depreciation
Euro	(3,642)	7/31/2009	$ (4,752)	(64)

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 04/30/2009, these securities aggregated to $30,539, or 16.09%, of the Fund’s net assets.

EUR	Euro
As of April 30, 2009, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Convertible Securities and Transamerica Flexible Income
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At April 30, 2009
(all amounts except per share amounts in thousands)

	Transamerica					Combined
	Convertible	Transamerica				Pro Forma
	Securities	Flexible Income	Adjustments			Fund
Assets:
Investment securities, at value	$55,423	$121,498	$			$176,921
Repurchase agreement, at value	2,471	3,739				6,210
Receivables:
Investment securities sold	10,568	3,054				13,622
Shares sold	160	99				259
Interest	247	1,918				2,165
Dividends	112	11				123
Other	8	16				24

	68,989	130,335		—		199,324

Liabilities:
Accounts payable and accrued liabilities:						—
Investment securities purchased	5,490	3,591				9,081
Shares redeemed	11	104				115
Management and advisory fees	40	73				113
Distribution and service fees	10	16				26
Administration fees	1	2				3
Trustees fees	9	17				26
Transfer agent fees	3	5				8
Unrealized depreciation on forward foreign currency contracts	—	64				64
Other	25	43				68

	5,589	3,915				9,504

Net Assets	$63,400	$126,420	$			$189,820

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$106,092	$205,727		$(40,814)	(a)	$271,005
Undistributed net investment income	261	533		(261)	(a)	533
Accumulated net realized loss from investment securities and foreign currency transactions	(41,075)	(72,260)		41,075	(a)	(72,260)
Net unrealized depreciation on:
Investment securities	(1,878)	(7,516)				(9,394)
Translation of assets and liabilities denominated in foreign currencies	—	(64)				(64)

Net Assets	$63,400	$126,420	$			$189,820

Net Assets by Class:
Class A	$10,890	$15,386		$(7	)(k)	$26,269
Class B	2,297	8,431		(2	)(k)	10,726
Class C	6,255	6,752		(4	)(k)	13,003
Class I	43,958	95,851		(29	)(k)	139,780

Shares Outstanding:
Class A	1,513	2,124		(9	)(b)	3,628
Class B	322	1,163		(5	)(b)	1,480
Class C	880	935		(14	)(b)	1,801
Class I	6,102	13,184		(56	)(b)	19,230

Net Asset Value and Offering Price Per Share:
Class A	$7.20	$7.24		$(7.20	)(c)	$7.24
Class B	7.14	7.25		(7.14	)(c)	7.25
Class C	7.11	7.22		(7.11	)(c)	7.22
Class I	7.20	7.27		(7.20	)(c)	7.27

Investment Securities, at cost	$57,297	$129,006				$186,303
Repurchase agreement, at cost	$2,471	$3,739				$6,210
(a) - (k) See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Reorganization Between Transamerica Convertible Securities and Transamerica Flexible Income
PRO FORMA STATEMENT OF OPERATIONS
For the twelve months ended April 30, 2009
(all amounts in thousands)

	Transamerica	Transamerica				Combined
	Convertible	Flexible				Pro Forma
	Securities	Income	Adjustments			Fund
Investment Income:

Dividend Income	$1,172	$257	$			$1,429
Interest	3,152	14,970				18,122
Income from loaned securities-net	73	(56)				17

	4,397	15,171				19,568

Expenses:
Management and advisory fees	944	1,593		(56	)(e)	2,481
Printing and shareholder reports	24	38				62
Custody fees	19	35		(10	)(f)	44
Administration fees	25	44				69
Legal fees	4	7				11
Audit fees	19	19		(14	)(g)	24
Trustees fees	3	6				9
Registration fees	(6)	2				(4)
Distribution and service fees:
Class A	47	51				98
Class B	35	96				131
Class C	78	67				145
Transfer agent fees
Class A	26	40				66
Class B	8	29				37
Class C	10	14				24
Other	38	38				76

Total expenses	1,274	2,079		(80)		3,273

Net Investment Income	3,123	13,092		80		16,295

Net Realized Gain (Loss) from:
Investment securities	(37,621)	(48,580)				(86,201)
Futures Contracts		2				2
Foreign currency transactions		819				819

	(37,621)	(47,759)				(85,380)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(21,167)	4,859				(16,308)
Translation of assets and liabilities denominated in foreign currencies		(64)				(64)

	(21,167)	4,795				(16,372)

Net Realized and Unrealized Loss	(58,788)	(42,964)				(101,752)

Net Decrease in Net Assets Resulting from Operations	$(55,665)	$(29,872)		$80		$(85,457)

(a) - (k) See Note 2 of the Notes to the Pro Forma Financial Statements.
THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
REORGANIZATIONS
For the period ended April 30, 2009
(All amounts in thousands)
(Unaudited)
NOTE 1 — GENERAL
The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the funds listed in the Target Fund & Shares column (“Target Funds”) in the table below in exchange for shares of the funds listed in the Destination Fund & Shares column (“Acquiring Funds”) and the assumption by the Acquiring Funds of all of the liabilities of the Target Funds as described elsewhere in this proxy statement/prospectus.

Reorganization	Target Fund & Shares	Destination Fund & Shares
Group 1	Transamerica Premier Balanced Fund	Transamerica Balanced
	Investor Class	Class P
	Transamerica Value Balanced	Transamerica Balanced
	Class A	Class A
	Class B	Class B
	Class C	Class C

Group 2	Transamerica Premier Diversified Equity Fund	Transamerica Diversified Equity
	Investor Class	Class P

	Transamerica Premier Institutional Diversified Equity Fund	Transamerica Diversified Equity
	Institutional Class	Class I
	Transamerica Science & Technology	Transamerica Diversified Equity
	Class A	Class A
	Class B	Class B
	Class C	Class C
	Class I	Class I
	Transamerica Templeton Global	Transamerica Diversified Equity
	Class A	Class A
	Class B	Class B
	Class C	Class C

Group 3	Transamerica Premier Equity Fund	Transamerica Equity
	Investor Class	Class P
	Transamerica Premier Institutional Equity Fund	Transamerica Equity
	Institutional Class	Class I

Group 4	Transamerica Premier Focus Fund	Transamerica Legg Mason Partners All Cap
	Investor Class	Class P

Group 5	Transamerica Premier Growth Opportunities Fund	Transamerica Growth Opportunities
	Investor Class	Class P

Group 6	Transamerica Convertible Securities	Transamerica Flexible Income
	Class A	Class A
	Class B	Class B
	Class C	Class C
	Class I	Class I

The Reorganizations are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Target Funds, nor the Acquiring Funds, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the Closing, the Target Funds will receive an opinion from the law firm of Bingham McCutchen LLP to the effect that the Reorganizations will be considered tax-free reorganizations for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target Funds.
The “Pro Forma Funds” as identified in these financial statements represent the combined funds after the mergers, with the Acquiring Funds treated as the accounting survivors for financial reporting purposes. Management believes the Acquiring Funds to be the accounting survivors because these funds’ investment objectives/styles, fees and expense structures would remain intact with the combined funds.
Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Funds for shares of the Acquiring Funds will be treated and accounted for as tax-free reorganizations. The acquisitions would be accomplished by acquisitions of the net assets of the Target Funds in exchange for shares of the Acquiring Funds at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the acquisitions had been effective on April 30, 2009. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective April 30, 2008, to report operations for the twelve months ended April 30, 2009.
In preparing the Acquiring Funds’ statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.
The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Acquiring Funds, which are included in their respective annual reports dated December 31, 2008 and October 31, 2008, respectively.

NOTE 2 — PRO FORMA ADJUSTMENTS
The Pro Forma adjustments below reflect the impact of the mergers.
(a)	To adjust the Pro Forma Funds Shares of beneficial interest by the Undistributed net investment income and Accumulated net realized loss amounts of the Target Funds.

(b)	To adjust Net Assets by Class of the Pro Forma Funds to reflect the appropriate class net assets of each Pro Forma share class.

(c)	To adjust Shares Outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund’s net asset value.

(d)	To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Acquiring Fund’s net asset value.

(e)	To restate management and advisory fees using the Acquiring Fund advisory fee rates for the Pro Forma Funds at the combined average daily net assets of the Target Funds and Acquiring Funds.

(f)	To remove duplicate Custody fees.

(g)	To remove duplicate Audit fees.

(h)	To move Distribution and service fees from Target Funds’ Investor Class to Acquiring Funds’ Class P.

(i)	To move Transfer agent fees from Target Funds’ Investor Class to Acquiring Funds’ Class P.

(j)	To adjust Fund expense reimbursed and Class expense reimbursed of the Pro Forma Funds to bring total reimbursements to required levels for Pro Forma Funds to not exceed the Pro Forma expense limitations for each Class.

(k)	To adjust net assets for costs associated with the Reorganizations.

NOTE 3 — INVESTMENT ADVISORY AND OTHER TRANSACTIONS
Transamerica Asset Management, Inc. (“TAM”) is the Acquiring Funds’ investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Acquiring Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Acquiring Funds’ distributor. TAM, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.
Transamerica Investment Management, LLC (“TIM”) is both an affiliate of and sub-advisor to the Acquiring Funds.
Certain officers and trustees of the Acquiring Funds are also officers and/or directors of TAM, TFS, and TCI.
Investment Advisory Fees
The Acquiring Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica Balanced	Transamerica Diversified Equity
0.80% of the first $250 million	0.73% of the first $500 million
0.75% over $250 million up to $500 million	0.70% over $500 million up to $2.5 billion
0.70% over $500 million up to $1.5 billion	0.65% over $2.5 billion
0.625% over $1.5 billion

Transamerica Equity	Transamerica Legg Mason Partners All Cap
0.75% of the first $500 million	0.80% of the first $500 million
0.70% over $500 million up to $2.5 billion	0.675% over $500 million
0.65% over $2.5 billion

Transamerica Growth Opportunities	Transamerica Flexible Income
0.80% of the first $250 million	0.725% of the first $250 million
0.75% over $250 million up to $500 million	0.675% over $250 million up to $350 million
0.70% over $500 million	0.625% over $350 million
If the reorganization is approved, the Acquiring Funds will pay management fees to TAM based on ANA at the following breakpoints:

Transamerica Balanced	Transamerica Diversified Equity
0.75% of the first $500 million	0.73% of the first $500 million
0.65% over $500 million up to $1 billion	0.70% over $500 million up to $2.5 billion
0.60% over $1 billion	0.65% over $2.5 billion

Transamerica Equity	Transamerica Legg Mason Partners All Cap
0.73% of the first $500 million	0.80% of the first $500 million
0.70% over $500 million up to $2.5 billion	0.675% over $500 million
0.65% over $2.5 billion

Transamerica Growth Opportunities	Transamerica Flexible Income
0.80% of the first $250 million	0.725% of the first $250 million
0.75% over $250 million up to $500 million	0.675% over $250 million up to $350 million
0.70% over $500 million	0.625% over $350 million

If the reorganization is approved, TAM has contractually agreed to waive its advisory fee and will reimburse the Acquiring Funds to the extent that operating expenses exceed the following stated annual limits:

	Class A, Class B,
	Class C, Class I,
	Class T*	Class P**
Transamerica Balanced	1.45%	1.10%

Transamerica Diversified Equity	1.17%	1.15%

Transamerica Equity	1.17%	1.15%

Transamerica Legg Mason Partners All Cap	1.20%	1.40%

Transamerica Growth Opportunities	1.40%	1.40%

Transamerica Flexible Income	1.50%	N/A
If the Acquiring Funds expenses fall below the annual expense limitation agreement agreed to by the advisor within the succeeding three years, the Acquiring Funds may be required to pay the advisor a portion or all of the reimbursed expenses.

*	Limit is for operating expenses, excluding 12b-1 fees.

**	Limit is for operating expenses, including 12b-1 fees.
NOTE 4 — COSTS ASSOCIATED WITH THE REORGANIZATIONS
The cost of the Reorganizations will be shared equally by TAM and, subject to certain limitations, the Target Funds and Destination Funds (and ultimately the shareholders of the Target Funds and Destination Funds). The share of the cost that is borne by the Funds will be allocated among the Funds on the basis of certain benefits resulting from the Reorganizations. This allocation may result in TAM bearing in excess of 50% of the cost of the Reorganizations and, in some cases, all of the cost of the subject Reorganization. In no event will the Funds’ share exceed 50% of the cost of the Reorganizations.
The estimated fund costs associated with the Reorganizations, which are considered extraordinary expenses of each relevant Fund and, thus, are not subject to the expense limitations of each relevant Fund discussed in Note 3 above, are as follow:

Reorganization	Fund	Estimated costs (in thousands)
Group 1	Transamerica Value Balanced Transamerica Balanced	$49 25

Group 2	Transamerica Premier Institutional Diversified Equity Transamerica Science & Technology Transamerica Templeton Global	18 2 1

Group 3	Transamerica Premier Equity Transamerica Premier Institutional Equity Transamerica Equity	15 9 1

Group 4	Transamerica Premier Focus Transamerica Legg Mason Partners All Cap	40 4

Group 5	Transamerica Growth Opportunities	45

Group 6	Transamerica Convertible Securities	42

ADDITIONAL INFORMATION ABOUT CLASS P SHARES
Class P shares of each Destination Fund are newly offered. The following provides certain additional information about Class P shares.
Distribution Plans
As stated in the Information Statement/Prospectus, each Destination Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (individually, a “12b-1 Plan” and collectively, the “12b-1 Plans”), applicable to Class P shares of the Destination Fund. Each 12b-1 Plan is structured as a Compensation Plan.
In determining whether to approve each 12b-1 Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the 12b-1 Plan Plans and Distribution Agreements. The Trustees were informed by representatives of Transamerica Capital, Inc. (“TCI”), the Destination Funds’ principal underwriter and distributor, that payments of distribution-related expenses by the Destination Funds under the 12b-1 Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the Destination Funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the Destination Funds. In turn, increased sales are expected to lead to an increase in a Destination Fund’s net asset levels, which would enable the Destination Funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the Destination Funds, for net inflows of cash from new sales may enable a Destination Fund’s investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the 12b-1 Plans, each Destination Fund may pay TCI annual distribution and service fees of up to 0.25% of the average daily net assets of the Destination Fund’s Class P shares.
TCI may use the fees payable under the 12b-1 Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class P shares, or in personal service to and/or maintenance of these shareholder accounts. TCI also may use the fees payable under the 12b-1 Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For Class P, these activities and expenses may include, but are not limited to:
-	Compensation to employees of TCI;

-	Compensation to and expenses of TCI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

-	Payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

-	The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

-	The cost of preparing, printing and distributing sales literature and advertising materials.
Under the 12b-1 Plans, as required by Rule 12b-1, the Board of Trustees of the Destination Funds (the “Destination Board”) will review, at least quarterly, a written report provided by TCI of the amounts expended in distributing and servicing Class P shares of the Destination Funds and the purpose for which such expenditures were made. For so long as the 12b-1 Plans are in effect, selection and nomination of the Trustees who are not interested persons of a Destination Fund shall be committed to the discretion of the Trustees who are not interested persons of the Destination Fund (the “Independent Trustees”).
A 12b-1 Plan may be terminated as to the Class P shares of the relevant Destination Fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of Class P. A 12b-1 Plan may be amended by vote of the Destination Board, including a majority of the Independent Trustees that have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a 12b-1 Plan that would materially increase the costs to Class P shares requires approval by the holders of Class P shares. Each 12b-1 Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Destination Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.
Distribution Fees
Class P shares of each Destination Fund are newly offered. Therefore, for the Destination Funds’ fiscal year ended October 31, 2008, no distribution expenses were incurred by TCI for the costs of promotion and distribution with respect to Class P shares of the Destination Funds.

Dividends and Other Distributions
An investor in the Destination Funds may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the Information Statement/Prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class P shares of a Destination Fund are anticipated to be higher than the per share income dividends on Class A, Class B, and Class C shares of that Destination Fund, as a result of higher distribution and service fees applicable to the Class A, Class B and Class C shares.
Purchase of Shares
Class P shares of each Destination Fund are closed to new investments and are not available for new investors.
Retirement Plans — Class P
The Destination Funds offers several types of retirement plans that an investor may establish to invest in shares of a Destination Fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEPIRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. (“TFS”) at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof.
Principal Shareholders
Class P shares of each Destination Fund newly offered, therefore, no shareholders own beneficially or of record any outstanding shares of Class P shares of a Destination Fund.
Shares of Beneficial Interest
The shares of beneficial interest of each Destination Fund are divided into several classes: Class A, Class B, Class C, Class I and Class P shares. Each class represents interests in the same assets of a Destination Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the Information Statement/Prospectus; Class B and Class C shares are subject to ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; each class has a separate exchange privilege. Transamerica Funds (“Transamerica Funds” or the “Trust”) does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Destination Fund by virtue of these classes. On an ongoing basis, the Destination Board will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.
ADDITIONAL INFORMATION ABOUT TRANSAMERICA DIVERSIFIED EQUITY
FUND HISTORY
Transamerica Diversified Equity (the “Fund”) is a newly-organized series of Transamerica Funds, a Delaware statutory trust (the “Trust”).
INVESTMENT OBJECTIVES
The Information Statement/Prospectus discusses the investment objective of the Fund and the principal investment strategies and policies the Fund employs to achieve its objective. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the Information Statement/Prospectus.
There can be no assurance that the Fund will, in fact, achieve its objective. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of the Fund may result in the Fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES
FUNDAMENTAL INVESTMENT POLICIES
As indicated in the Information Statement/Prospectus, the Fund is subject to certain fundamental policies which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Unless expressly designated as fundamental, all policies of the Fund may be changed by the Trust’s Board of Trustees without shareholder approval. The Fund has adopted, as applicable, the following fundamental policies:
1. Diversification
The Fund shall be a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2. Borrowing
The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
3. Senior Securities
The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Underwriting Securities
The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
5. Real Estate
The Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
6. Making Loans
The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. Concentration of Investments
The Fund may not “concentrate” its investments in a particular industry or group of industries (except those funds listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.
8. Commodities
The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
NON-FUNDAMENTAL POLICIES
Furthermore, the Fund has adopted the following non-fundamental policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.
(A) Exercising Control or Management
The Fund may not invest in companies for the purposes of exercising control or management.
(B) Purchasing Securities on Margin
The Fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions in options, futures contracts, swaps and forward contracts and other derivative instruments, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
(C) Illiquid Securities
The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.
(D) Short Sales
The Fund may not sell securities short, except short sales “against the box.” A short sale against the box of a stock is where the seller actually owns or has the right to obtain at no additional cost the stock, but does not want to close out the position.
(E) Investment in Other Investment Companies
The Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.
The Fund may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
OTHER POLICIES AND PRACTICES OF THE FUND
The following investments are subject to all applicable rules and regulations and to limitations as set forth in the Fund’s investment restrictions and policies. Unless otherwise specified in this SAI or in the Information

Statement/Prospectus, the percentages set forth below and the percentage limitations set forth in the Information Statement/Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.
COMMON STOCKS
Subject to its investment restrictions, the Fund may invest in common stocks. Common stocks represent an ownership interest in the issuing company. Holders of common stocks are not creditors of the issuer, and in the event of the liquidation, common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.
EQUITY EQUIVALENTS
In addition to investing in common stocks, the Fund may invest in other equity securities and equity equivalents, including securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.
Preferred Stocks. Subject to the Fund’s investment restrictions, the Fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s earnings and assets, however preferred stocks are junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Convertible Securities. Subject to its investment restrictions, the Fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As fixed-income securities, convertible securities tend to provide for a stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities normally pay less current income than securities without conversion features, but add the potential opportunity for capital appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by Standard and Poor’s Ratings Group (“S&P”) or B3 by Moody’s Investors Services, Inc. (“Moody’s”), or, if not rated by S&P or Moody’s, are of equivalent investment quality as determined by the sub-adviser. The Fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 25% of the Fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the Fund might invest.
Master Limited Partnerships. The Fund may invest in Master Limited Partnership units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets.
REPURCHASE AGREEMENTS
Subject to its investment restrictions, the Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral.
All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the Fund or its custodian shall have control of the collateral, which the sub-adviser believes will give the Fund a valid, perfected security interest in the collateral.
The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Fund’s sub-adviser and approved by the Board of Trustees.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS
The Fund may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. The Fund may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.
Subject to its investment restrictions, the Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will segregate with its custodian cash and appropriate liquid assets with the Fund’s custodian to cover its obligation under the agreement. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.
The Fund will enter into reverse repurchase agreements only with parties the Fund’s sub-adviser deems creditworthy.
Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the Fund is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the Fund’s assets. In addition, if the Fund is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the Fund’s income.
Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in the Fund exercising its rights under the agreement.
Borrowing may make the value of an investment in the Fund more volatile and increase the Fund’s overall investment exposure. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of the Fund’s shares.
WARRANTS AND RIGHTS
Subject to its investment restrictions, the Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS
Options on Securities and Indices. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. The Fund also may write call options that are not covered for cross-hedging purposes. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. There are no specific limitations on the Fund’s writing and buying of options on securities.
A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell, and a writer has the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if the Fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price or, in the absence of such a price, at the average between closing bid and asked price.
The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. When a portfolio security or currency subject to a call option is sold, the Fund will effect a “closing purchase transaction”— the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund will forego the potential benefit represented by market appreciation over the exercise price.
A put option written by the Fund is “covered”, as that term is used in SEC interpretations and guidance regarding cover, if the fund (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the fund’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by the Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the fund’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund has segregated additional cash consideration with its custodian, or earmarked liquid assets on its records equal to the difference between the exercise price of the call written and that of the call held to cover such call.
When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
Purchasers of options pay an amount known as a premium to the option writer in exchange for the right under the option contract. A principal reason for writing put and call options is to attempt to realize, through the receipt of premium income, a greater current return than would be realized on the underlying securities alone. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security involved in the option. In return for the premium received for a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the fund would suffer a loss.
Once the decision to write a call option has been made, the Fund’s investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the purchase or writing of options to close out previously purchased or written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.
Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the writing of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.
The Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value. When the Fund purchases put options, the Fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Fund may sell, transfer, or assign a put it has purchased only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period.
Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The Fund retains the premium received from writing a put option whether or not the option is exercised.
Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
Because index options are settled in cash, a fund that writes a call on an index cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.
Index options are also subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money”, the Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
Options on Foreign Currencies. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts, both as described below, on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and, by doing so, will offset, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. If currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, as in the case of other types of options, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. Buying put or call options will not protect the Fund against price movements in the securities that are attributable to other causes.
The Fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if exchange rates move in the manner projected, will expire unexercised and allow that fund to offset the increased cost of the securities up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its account. A call option is also covered if: (i) the Fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the Fund’s custodian.
The Fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
The interbank market in non-U.S. currencies is a global and round-the-clock market. To the extent the U.S. options market is closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. options market until it reopens. Transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country. Options on non-U.S. currencies also have the risks of options on securities and indices, as discussed above.
Futures Contracts and Options thereon. The Fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions, to the extent permissible by applicable law. Futures contracts are for the purchase and sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. The Fund may enter into interest rate futures contracts. These contracts are for the purchase or sale of underlying debt instruments when the contract expires. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a Futures Commission Merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
The Fund may use futures contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.
The Fund also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) for a specified exercise price at any time during the option exercise period.
At the inception of a futures contract, the Fund is required to make an initial margin deposit. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. The Fund is also subject to calls for daily variation margin payments as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Futures transactions involve brokerage costs and require the Fund to segregate liquid assets, such as cash or other liquid securities to cover its obligation under such contracts. There is a possibility that the Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund’s ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.
Futures transactions will be limited to the extent necessary to maintain the qualification of the Fund as a regulated investment company. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Fund and its adviser, the Fund and the adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Fund’s exemption filing with respect to its use of futures contracts are no longer applicable.
Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”).
The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets. The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.
The Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Fund may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure. The Fund may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. The Fund’s entry into a forward currency contract, as well as any use of cross or proxy hedging techniques will generally require the Fund to hold liquid securities or cash equal to the Fund’s obligations in a segregated account throughout the duration of the contract. While a position hedge may offset both positive and negative currency fluctuations, it will not offset changes in security values caused by other factors. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The Fund may also combine forward currency contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, the Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.
By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge foreign currency exchange rate risk by engaging in currency financial futures and options transactions, which are described above. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.
It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.
Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.
While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, the Fund’s ability to utilize forward currency contracts may be restricted. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.
Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, the Fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. The Fund’s sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The Fund also may enter into these transactions to attempt to protect against any increase in the price of securities the Fund may consider buying at a later date.
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchanged commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.
The Fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian.
If the Fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Fund’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s insolvency.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Fund’s sub-adviser has determined that, as a result, the swap market (except for certain credit default swaps discussed below) has become relatively liquid. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements (as discussed below) or to realize amounts to be received under such agreements.
Nonetheless, caps and floors are more recent innovations and, may be less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.
There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund, unless so stated in its investment objectives and policies. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap.
Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.
In addition to the instruments, strategies and risks described in this SAI and in the Information Statement/Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as the Fund’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The Fund’s sub-adviser may use these opportunities to the extent they are consistent with the Fund’s investment objective and as are permitted by the Fund’s investment limitations and applicable regulatory requirements.
Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.
The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).

Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.
Total Rate of Return Swaps. The Fund may enter into total rate of return swap contracts for investment purposes. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.
Euro Instruments. The Fund may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the “LIBOR”), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of cash, and sellers to obtain a fixed rate for borrowings. The Fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed-income instruments.
Special Investment Considerations and Risks. The use of options, futures and certain other derivative instruments is subject to applicable rules and regulations of the SEC, the CFTC, and the several exchanges on which they are traded. Options, futures and other derivative instruments generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire and in certain instances to hedge against market sectors in which the Fund has invested or expects to invest. In addition, the Fund’s ability to use these instruments may be limited by tax considerations and may also increase the amount of taxes payable by shareholders.
The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and indices, options on foreign currencies and swaps, including credit default swaps, and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. In general, these investment practices may increase the volatility of the Fund and even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.
The Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments or, in the absence of a liquid market, the ability and willingness of the other party to the transaction to enter into a closing transaction. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Therefore, there is no assurance that any position can be disposed of at a time and price that is favorable to the Fund. The purchase and sale of futures contracts and the exercise of options may cause the Fund to sell or purchase related investments, thus increasing its portfolio turnover rate. Brokerage commissions paid by the Fund with respect to options, futures and other derivative instruments may be higher than those that would apply to direct purchases or sales of the underlying instruments.
Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as: the possible loss of the entire premium paid for an option bought by the Fund; the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for their intended purposes.
In connection with certain of its derivatives transactions, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments to ensure that the Fund will be able to meet its obligations pursuant to these instruments. If the Fund were unable to close out its positions in these instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements could impede implementation of the Fund’s investment policies or its ability to meet redemption requests or other current obligations.
Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available, as discussed above. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the “OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.
In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
FOREIGN INVESTMENTS
The Fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement.
Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The less liquid a market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.
The Fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the Fund’s investments in such countries. These taxes will reduce the return achieved by the Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
Additionally, the operating expenses of a fund making foreign investments can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the U.S.
The Fund also may invest in notes and similar linked securities (e.g., zero strike warrants and debt), which are derivative instruments issued by a financial institution or special purpose entity the performance and price of which depends on the performance and price of a corresponding foreign security, securities, market or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security, securities, market or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock or units of the linked security. These securities are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of the derivative instrument because the linked security, securities, market or index has declined. Also, these securities are subject to counterparty risk, which is the risk that the company issuing such a linked security may fail to pay the full amount due at maturity or redemption. The Fund could have difficulty disposing of these securities because there may be restrictions on redemptions and there may be no market or a thin trading market in such securities.
Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund investing in foreign markets is uninvested and no return is earned thereon. The inability of such a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.
If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a fund investing in foreign markets. In addition, although the Fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.
ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchase or sales.
In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Sovereign Debt Securities. The Fund may invest in securities issued or guaranteed by any country and denominated in any currency. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.
The Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Emerging Markets. The Fund may invest in securities of emerging market countries. Emerging market countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. The Fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the Fund’s investments in such securities.
Emerging market and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees.

These restrictions may limit the Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging market countries generally depend heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging market countries have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
SHORT SALES

The Fund may make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.
OTHER INVESTMENT COMPANIES
Subject to applicable investment restrictions, the Fund may invest in securities issued by other investment companies as permitted under the 1940 Act. The Fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the Fund. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest.
Exchange-Traded Funds (“ETFs”). Subject to limitations under the 1940 Act, the Fund may invest in shares of investment companies known as ETFs. For example, the Fund may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the Fund. Other examples of ETFs in which the Fund may invest are Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).
U.S. GOVERNMENT SECURITIES
Examples of the types of U.S. government securities that the Fund may hold include direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies or government sponsored entities as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
Exchange Rate-Related U.S. Government Securities. To the extent permitted by the Fund’s investment policies, the Fund may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.
Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.
MUNICIPAL OBLIGATIONS
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The Fund may invest in various types of municipal obligations, including, without limitation, the following:
Municipal Bonds. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source.
Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Individual and corporate shareholders may be subject to a federal AMT to the extent that the Fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the “current earnings” adjustment item for purposes of the federal corporate AMT.
Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.
Municipal Notes. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality’s general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests. A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.
Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. With respect to insurance, the Fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Although participation interests may be sold, the Fund intends to hold them until maturity, except under the circumstances stated above.

Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the Fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or the Fund may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds. The Fund may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by the Fund’s investment objectives and general investment policies, the Fund may invest in RIBs without limitation.
In a transaction in which the Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Fund where the Fund did not previously own the underlying Municipal Bond.

Tax-exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates. Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Additional Risks Relating Particularly to Municipal Obligations. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments would be affected.
Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.
Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.
The Fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. The Fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Fund until it receives payment or delivery from the other party for any of the above transactions. The Fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. This may result in the realization of capital gains or losses, which are generally subject to federal income tax when distributed to the Fund’s shareholders. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. The Fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the Fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
ZERO-COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES
Subject to its investment restrictions, the Fund may invest in zero-coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. The Fund may also invest in “strips,” which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero-coupon bonds.
Federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”), a fund must distribute substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.
Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.
Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Code.
Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; over-building; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.
REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
INCOME-PRODUCING SECURITIES
Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Fund.
The Fund will purchase defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
Disposition of Fund Securities. The Fund generally intends to purchase securities for which the sub-adviser expects an active market to be maintained. Defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.
Other types of income-producing securities that the Fund may purchase include, but are not limited to, the following:
Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.
The Fund will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio.

These investments are subject to credit risk and market risk. Credit risk relates to the party’s ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates and other market events. Because the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.
In the event that a security is rated by different agencies and receives different ratings from these agencies, unless provided otherwise in its prospectus, the Fund will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the Fund purchases a security and the Fund may choose not to sell securities that are downgraded below investment grade after their purchases. The sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.
The Fund may invest in distressed securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Distressed securities are speculative and involve substantial risks. Generally, the Fund will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
HIGH-YIELD/HIGH-RISK BONDS
High-yield/high-risk bonds, below-investment-grade securities (commonly known as “junk bonds”) involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody’s and S&P, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.
Valuation risks. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such a fund, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower-rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of the prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.
Liquidity risks. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower credit quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by the Fund; (iii) the net asset value of the Fund, to the extent that it holds such securities; and (iv) the ability of the bonds’ issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.
Additional risks of high-yield/high-risk bonds. Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Fund may decline more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.
Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the sub-adviser will consider the event in determining whether the Fund should continue to hold the security.
LENDING OF FUND SECURITIES
The Fund, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the Fund must receive at least 102% collateral (generally 102% for domestic securities and 105% for international securities), in the form of cash or U.S. government securities. This collateral must be valued daily; and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the Fund, the Fund could experience delays in recovering its securities, possible capital losses and even loss of rights in the collateral should the borrower fail financially. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees. At the termination of a loan transaction, the Fund has the obligation to return cash or collateral delivered by the borrower. The Fund may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower.
ILLIQUID AND RESTRICTED/144A SECURITIES
Subject to its investment restrictions and SEC guidance, the Fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable), as discussed above under “Non-Fundamental Policies”.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the 1933 Act, as amended, and may not be subject to the disclosure and other investor protection requirements that would be applicable if the sale of securities were so registered.
To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by the Fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% the Fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly.
In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.
The Board of Trustees has authorized the Fund’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the Fund’s sub-adviser generally will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; 5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period; and/or 6) other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The Fund may be restricted in its ability to sell such securities at a time when the Fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
COMMODITIES AND NATURAL RESOURCES
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. The Fund may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

TEMPORARY INVESTMENTS
At times the Fund’s sub-adviser may judge that conditions in the securities markets make pursuing the Fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these defensive strategies, the Fund may invest without limit in securities that the sub-adviser believes present less risk to the Fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. As a result of using these alternative strategies, the Fund may not achieve its investment objective.
CERTAIN OTHER SECURITIES IN WHICH THE FUND MAY INVEST
Corporate Debt Securities. The Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s and S&P. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
International Agency Obligations. The Fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The Fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.
Bank Obligations or Savings and Loan Obligations. Subject to its investment restrictions, the Fund may invest in all types of bank obligations, including certificates of deposit, bankers’ acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured.
U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal

Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.
Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.
Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank. The Fund may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.
The quality of bank or savings and loan obligations may be affected by such factors as: (a) location — the strength of the local economy will often affect financial institutions in the region; (b) asset mix — institutions with substantial loans in a troubled industry may be weakened by those loans; and (c) amount of equity capital — under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by the Fund, but the Fund is not restricted to obligations or institutions that satisfy specified quality criteria.
Variable- or Floating-Rate Securities. Subject to its investment restrictions, the Fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating-rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans.
PORTFOLIO TURNOVER RATE
Changes may be made in the Fund’s portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders, and the Fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may have adverse tax consequences.
The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.
DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the Fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about the Fund’s portfolio holdings. The Fund’s service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the Fund’s policies.
The Fund, or its duly authorized service providers, may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund’s completed purchases and sales may only be made available after the public disclosure of the Fund’s portfolio holdings.
The Fund publishes all portfolio holdings on a quarterly basis on Transamerica Funds’ website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for six months or as otherwise consistent with applicable regulations. In addition, the Fund publishes its top ten holdings (except Class I share holdings) on the Transamerica Funds website generally within two weeks after the end of each month. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Fund. The Fund may then forward the information to investors and consultants requesting it.
There are numerous mutual fund evaluation services such as S&P, Morningstar, Inc. (“Morningstar”) or Lipper, Inc. (“Lipper”) and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute (or authorize its service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the Fund nor its service providers receive any compensation from such services and departments. Subject to such departures as the Fund’s investment adviser’s compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are: (1) authorized to have access to the portfolio information; and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser’s compliance department or the Fund’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the Fund’s policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the other series of Transamerica Funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients my have substantially similar or identical investment objectives and strategies to the Fund, and therefore may have substantially similar or nearly identical portfolio holdings as the Fund.
INVESTMENT ADVISORY AND OTHER SERVICES
The Trust has entered into an Investment Advisory Agreement (“Advisory Agreement”) on behalf of the Fund with Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TAM supervises the Fund’s investments and conducts its investment program. TAM hires sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund’s sub-adviser, Transamerica Investment Management, LLC (“TIM”).
TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group. TIM is an affiliate of TAM and the Trust.
Investment Adviser Compensation
TAM receives compensation calculated daily and paid monthly from the Fund at the following annual rates indicated, expressed as a specified percentage of the Fund’s average daily net assets:
•	0.73% for the first $500 million;

•	0.70% over $500 million up to $2.5 billion; and

•	0.65% in excess of $2.5 billion.
Advisory Agreement
The duties and responsibilities of the investment adviser are specified in the Fund’s Advisory Agreement. Pursuant to the Advisory Agreement, TAM, subject to the supervision of the Trustees and in conformity with the stated policies of the Fund, manages the operations of the Fund. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Fund. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.
The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days’ written notice at the option of either the Fund, TAM or by a vote of shareholders of the Fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.
The Advisory Agreement also provides that TAM shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of TAM in the performance of its duties thereunder.
The Fund pays its allocable share of the fees and expenses of the Fund’s non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders’ meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the Fund or TAM), expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Fund permits to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of the Fund, pursuant to which TAM has agreed to reimburse the Fund’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to the Fund of normal operating expenses chargeable to Class A, Class B, Class C and Class I shares of the Fund, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, certain extraordinary expenses exceeds 1.17% of the average daily net assets attributable to those Classes. In addition, TAM has contractually agreed to limit ordinary operating expense to the extent required to reduce the Fund’s net expenses to 1.15% of the average daily net assets attributable to Class P shares, excluding extraordinary expenses. The Fund may at a later date reimburse TAM for operating expenses previously paid on the Fund’s behalf during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratios do not exceed the expense cap. TAM has contractually agreed to these expense limitations undertaken through March 1, 2011.
Total Advisory Fees Paid by the Fund
The Fund had not commenced operations prior to the date of this SAI, and as such, there is no historical advisory fee information for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.
Sub-Adviser
TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to the Fund.
TIM may also serve as sub-adviser to certain portfolios of Transamerica Series Trust (“TST”), Transamerica Premier Funds, and Transamerica Partners Portfolios (“TPP”), registered investment companies.
TAM, and not the Fund, pays TIM for its services. TIM receives monthly compensation from TAM at the annual rate of the specified percentage of the Fund’s average daily net assets:
•	0.35% of the first $500 million;

•	0.30% over $500 million up to $2.5 billion; and

•	0.25% in excess of $2.5 billion.
Sub-Advisory Fees Paid

The Fund had not commenced operations prior to the date of this SAI, and as such, there is no historical sub-advisory fee information for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.
TIM serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other funds and the private accounts. In such cases, TIM’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in TIM’s allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by TIM seeks to acquire or sell the same security at about the same time, either the price obtained by a fund or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the funds and the private accounts in a manner believed by TIM to be equitable to each.
Affiliated Sub-adviser – Potential Conflicts of Interest.
As described above, TAM has selected TIM to serve as a sub-adviser to certain of the Fund. TIM and TAM are affiliated entities, both of which are indirectly controlled by AEGON NV. Advisory arrangements involving affiliated sub-advisers may present certain potential conflicts of interest. For each fund sub-advised by TIM (including the Fund), AEGON NV may indirectly benefit from the net advisory fee retained by TAM as well as from the sub-advisory fee paid by TAM to TIM. TAM has a fiduciary duty to act in the best interests of a fund and its shareholders when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a fund. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund. In the case of a new fund, like Transamerica Diversified Equity, the initial sole shareholder of the fund, an affiliate of TAM, TIM, and AEGON NV, may provide this approval. The Independent Trustees are aware of and monitor these potential conflicts of interest.
Information about the Fund’s Portfolio Managers
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day management, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the Fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the Fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
DISTRIBUTOR
Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237, will act as the principal underwriter and distributor of the Fund’s shares. TCI became the principal underwriter and distributor of shares of the series of the Trust on May 1, 2007. Prior to that time, the Trust had entered into an Underwriting Agreement, effective March 1, 2001, with AFSG Securities Corporation (“AFSG”), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494, to act as principal underwriter. TCI is an affiliate of TAM and AFSG. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the Advisory Agreement discussed above. A discussion of TCI’s responsibilities and charges as principal underwriter is set forth in the Information Statement/Prospectus.
The Fund had not commenced operations prior to the date of this SAI, and as such, there is no historical distribution fee information for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.
ADMINISTRATIVE SERVICES
TAM is responsible for the supervision of all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all fund officers and of those trustees who are affiliated with TAM. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund’s initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. The Trust has entered into an Administrative Services Agreement (“Administrative Agreement”) with Transamerica Fund Services, Inc. (“TFS”), 570 Carillon Parkway, St. Petersburg, FL 33716, on behalf of each series of the Trust, including the Fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of each such series and incurs expenses payable by the Trust related to such functions. The Fund will pay 0.02% of its daily net assets to TFS for such administrative services.
The administrative duties of TFS with respect to the Fund include: providing the Fund with office space, telephones, office equipment and supplies; paying the compensation of the Fund’s officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Fund (other than those maintained by the Fund’s custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund’s custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the Fund; authorizing expenditures and approving bills for payment on behalf of the Fund; and providing executive, clerical and secretarial help needed to carry out its duties.
The Fund had not commenced operations prior to the date of this SAI, and as such, there is no historical administrative fee information for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES
State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, MA 02110, is custodian for the Trust. The custodian is not responsible for any of the investment policies or decisions of the Fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the Fund.
TFS, 570 Carillon Parkway, St. Petersburg, FL 33716, is the transfer agent, withholding agent and dividend disbursing agent for the Fund. TFS is directly owned by Western Reserve (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of AEGON N.V.; and thus TFS is an affiliate of TAM. The Fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
The Fund had not commenced operations prior to the date of this SAI, and as such, there is no historical custodial or transfer agency fee information for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008, nor did the Fund receive any brokerage credits for those same periods.

FUND TRANSACTIONS AND BROKERAGE
Decisions as to the assignment of business for the Fund and negotiation of commission rates are made by TIM, whose policy is to seek to obtain the “best execution” of all fund transactions. The Advisory Agreement and Sub-Advisory Agreement specifically provide that in placing portfolio transactions for the Fund, TIM may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the “1934 Act”).
In selecting brokers and dealers and in negotiating commissions, TIM may consider a number of factors, including but not limited to:
•	TIM’s knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

•	The nature of the security being traded;

•	The size and type of the transaction;

•	The nature and character of the markets for the security to be purchased or sold;

•	The desired timing of the trade;

•	The activity existing and expected in the market for the particular security;

•	The quality of the execution, clearance and settlement services;

•	Financial stability;

•	The existence of actual or apparent operational problems of any broker or dealer; and

•	Research products and services provided.
In recognition of the value of the foregoing factors, TIM may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if TIM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of TIM’s overall responsibilities. Research provided may include:
•	Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

•	Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

•	Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

•	Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.
Most of the brokers and dealers used by TIM provide research and other services described above.
TIM may use research products and services in servicing other accounts in addition to the Fund. If TIM determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, TIM may allocate the costs of such service or product accordingly. The portion of the product or service that TIM determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for TIM.
When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.
TIM may place transactions for the purchase or sale of portfolio securities with its affiliates and affiliates of TAM or TCI, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. TIM may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under “Custodian, Transfer Agent and Other Affiliates,” are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the Fund’s Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.
DIRECTED BROKERAGE
TIM, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions of the Fund with broker/dealers with which the Fund establishes a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on a fund’s portfolio transactions to the payment of operating expenses that would otherwise be borne by the fund. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
The Fund had not commenced operations prior to the date of this SAI, and as such, there is no historical fee information for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.

BOARD MEMBERS AND OFFICERS
The Board Members and executive officers of the Trust are listed below. The Board governs each fund that is a series of the Trust, including the Fund, and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 185 funds as of the date of this SAI.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Number of
Funds in
Complex
		Term of Office		Overseen
	Position(s) Held	and Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	Chairman and Board Member (2008 — present), President (2007 — present), Chief Executive Officer (2006 — present), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), TII;	185	N/A

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2000 — present), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

				Number of
				Funds in
				Complex
		Term of Office		Overseen
	Position(s) Held	and Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships

			President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2001 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

			Vice President, AFSG Securities Corporation (2001 —present);

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and

			Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired, KPMG (1999 — present); Board Member, TII (2003 — present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present).	185	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);	185	N/A

			Board Member, TST (2001 — present);

			Board Member, Transamerica Funds and TIS (2002 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

			Board Member, TII (2008 — present);

			Owner and President, Prestige Automotive Group (2001 — 2005);

				Number of
				Funds in
				Complex
		Term of Office		Overseen
	Position(s) Held	and Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships

			President, L. J. Hill & Company (1999 — present);

			Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

			President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF (July 2009 — present);	185	N/A

			Principal, Maxam Capital Management, LLC (2006 — 2008); and

			Principal, Cobble Creek Management LP (2004 — 2006).

Neal M. Jewell (1935)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present);	185	N/A

			Board Member, TII (2008 — present); and

			Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 — 2004).

Russell A. Kimball, Jr. (1944)	Board Member	1986 — 1990 and 2002 — Present	General Manager, Sheraton Sand Key Resort (1975 — present); Board Member, TST (1986 — present);	185	N/A

			Board Member, Transamerica Funds, (1986 — 1990), (2002 — present);

			Board Member, TIS (2002 — present);

				Number of
				Funds in
				Complex
		Term of Office		Overseen
	Position(s) Held	and Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and

			Board Member, TII (2008 — present).

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present);	185	N/A

			Self-employed consultant (2006 — present);

			President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1994 — present);

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — present); and President, International Fund Services (alternative asset administration) (1993 — 2005).

Norman R. Nielsen (1939)	Board Member	Since 2006	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);	185	Buena Vista University Board of Trustees (2004 — present)

			Board Member, TII (2008 — present);

			Director, Iowa Student Loan Service Corporation (2006 — present);

			Director, League for Innovation in the Community Colleges (1985 — 2005);

			Director, Iowa Health Systems (1994 — 2003);

				Number of
				Funds in
				Complex
		Term of Office		Overseen
	Position(s) Held	and Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships

			Director, U.S. Bank (1987 — 2006); and

			President, Kirkwood Community College (1985 — 2005).

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 — present); Board Member, TPP (2002 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present);	185	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

			Board Member, TII (2008 — present); and

			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007);	185	N/A

			Board Member, Transamerica Funds, TST and TIS (2007 — present);

			Board Member, TII (2008 — present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

			Vice President, American Express (1987 — 1989);

			Vice President, The Equitable (1986 — 1987); and

			Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander & Fischer, P.A. (2008 — present);	185	Operation Par, Inc. (2008 — present); West

Number of
Funds in
Complex
		Term of Office		Overseen
	Position(s) Held	and Length of	Principal Occupation(s) During	by Board	Other
Name and Age	with Trust	Time Served*	Past 5 Years	Member	Directorships
Retired (2004 — 2008);

Board Member, TST and TIS (2004 — present);

Board Member, Transamerica Funds (2005 — present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Board Member, TII (2008 — present);

			Employee, RBC Dain Rauscher (securities dealer) (2004);		Central Florida Council — Boy Scouts of America (2008 — present)

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and

Treasurer, The Hough Group of Funds (1993 — 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office
		and Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006 — present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 — present);

Assistant Vice President, TCI (2007 — present); and

Director, Deutsche Asset Management (1998 — 2006).

Joseph P. Carusone (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2007	Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007 — present);

Vice President (2007 — present), Treasurer and Principal Financial Officer (2001 — present), TPP, TPFG, TPFG II and TAAVF;

Senior Vice President, TAM and TFS (2007 — present);

Senior Vice President (2008 — present), Vice President (2001 — 2008); Diversified Investment Advisors, Inc. (“DIA”);

Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 — present);

Director, Transamerica Financial Life Insurance Company

Term of Office
		and Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
(“TFLIC”) (2004 — present); and

Treasurer, Diversified Actuarial Services, Inc. (2002 — present).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005	Vice President and Chief Investment Officer (2007 — present); Vice President - Investment Administration (2005 — 2007), TII;

Vice President and Chief Investment Officer (2007 — present), Senior Vice President — Investment Management (2006 — 2007), Vice President — Investment Management (2005 — 2006),

Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Assistant Vice President, Raymond James & Associates (1999 — 2004).

Rick B. Resnik (1967)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2008	Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (2004 — present);

Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (2008 — present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (2008 — present);

Senior Vice President and Chief Compliance Officer, TAM (2008 — present);

Senior Vice President, TFS (2008 — present);

Vice President and Chief Compliance Officer, DIA (2004 — present); with DIA since 1988;

Director (1999 — present), Vice President and Chief Compliance Officer (1996 — present), DISC;

Assistant Vice President, TFLIC (1999 — present); and

Chief Compliance Officer, Transamerica Partners Variable Funds (2004 — present).

Robert A. DeVault, Jr. (1965)	Assistant Treasurer	Since 2009	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009 — present); and

Term of Office
		and Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Assistant Vice President (2007 — present) and Manager, Fund Administration, (2002 — 2007), TFS.

Suzanne Valerio- Montemurro (1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 — present); and

Vice President, DIA (1998 — present).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009 — present);

Assistant Vice President and Manager, Legal Administration, TAM and TFS (2007 — present);

Assistant Secretary and Chief Compliance Officer, 40 | 86 Series Trust and 40 | 86 Strategic Income Fund (2000 — 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40 | 86 Capital Management, Inc. (1994 — 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009 — present);

Counsel, TAM (2008 — present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and

Associate, Greenberg Traurig, P.A. (2004 — 2005).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2008 — present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 — 2007) and Gregory, Sharer & Stuart (2005 — 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 — 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 — 2003).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Committees of the Board
The Board Members are responsible for major decisions relating to a fund’s objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board has the following standing committees each of which performs specialized functions: an Audit Committee and a Nominating Committee.

			NUMBER OF
			MEETINGS
			HELD DURING
			LAST FISCAL
COMMITTEE	FUNCTIONS	MEMBERS	YEAR 10/31/2008
AUDIT	The Audit Committee (1) oversees the accounting and reporting policies and practices of the Trust; (2) oversees the quality and integrity of the financial statements of the Trust; (3) approves, prior to appointment, the engagement of the Trust’s independent auditors; and (4) reviews and evaluates the independent auditors’ qualifications, independence and performance. The independent auditors for the Trust shall report directly to the Audit Committee.	John W. Waechter, Chairperson Sandra N. Bane Leo J. Hill David W. Jennings Neal M. Jewell Russell A. Kimball, Jr. Eugene M. Mannella Norman R. Nielsen Joyce G. Norden Patricia L. Sawyer	4

NOMINATING	The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter or resolutions of the Board, (iii) select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) set any necessary standards or qualifications for service on the Board.	Patricia L. Sawyer, Chairperson Sandra N. Bane Leo J. Hill David W. Jennings Neal M. Jewell Russell A. Kimball, Jr. Eugene M. Mannella Norman R. Nielsen Joyce G. Norden John W. Waechter	0

	Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Trustee Ownership of Equity Securities
The table below gives the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2008. Information concerning the Fund is not shown, because the Fund had not commenced operations prior to the date of this SAI.

Aggregate Dollar Range of Equity
Securities in Transamerica Asset
Name of Trustee	Management Group
John K. Carter*	Over $100,000
Sandra N. Bane	None
Leo J. Hill	Over $100,000
Neal M. Jewell	Over $100,000
Russell A. Kimball, Jr.	Over $100,000
Eugene M. Mannella	None
Norman R. Nielsen	Over $100,000
Joyce G. Norden	None
Patricia L. Sawyer	None
John W. Waechter	Over $100,000

*	Interested person under the 1940 Act by virtue of his position with TAM and its affiliates.
Note: Information is not shown for David W. Jennings as Mr. Jennings became a Trustee on July 22, 2009.
As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the funds.
Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of the Trust based on the relative assets of the series. The Lead Independent Trustee of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of the Trust based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust.
Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Trust (without imposition of sales charge), investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. (“Premier”) as elected by the Trustee.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

The following table provides compensation amounts paid to Independent Trustees for the fiscal year ended October 31, 2008.
COMPENSATION TABLE

	Pension or Retirement Benefits	Total Compensation Paid to
	Accrued as Part of Fund	Trustees from Transamerica Asset
Name of Trustee	Expenses(1)	Management Group(1)(2)
Sandra N. Bane	$0	$120,550
Leo J. Hill	$0	$185,200
Neal M. Jewell	$0	$218,701
Russell A. Kimball, Jr.	$0	$185,200
Eugene M. Mannella	$0	$177,534
Norman R. Nielsen	$0	$185,200
Joyce G. Norden	$0	$177,534
Patricia L. Sawyer	$0	$190,784
John W. Waechter	$0	$188,534

(1)	No information is shown for the Fund as the Fund had not commenced operations prior to the date of this SAI.

(2)	Of this aggregate compensation, the total amounts deferred from the series of Transamerica Funds (including earnings and dividends) and accrued for the benefit of the participating Trustees for the fiscal year ended October 31, 2008 were as follows: Sandra N. Bane, $0: Leo J. Hill, $6,745; Neal M. Jewell, $21,191; Russell A. Kimball, Jr., $12,219; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $0; and John W. Waechter, $0.
Note: Information is not shown for David W. Jennings as Mr. Jennings became a Trustee on July 22, 2009.
As of October 31, 2008, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the series of the Trust.
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES
The Board of Trustees of the Trust has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Funds
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716
Each shareholder communication must: (i) be in writing and be signed by the shareholder; (ii) identify the underlying series of the Trust to which it relates; and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either: (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication: (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
DEALER REALLOWANCES
CLASS A, CLASS B, AND CLASS C SHARES ONLY (NOT APPLICABLE TO CLASS P OR CLASS I SHARES).
Transamerica Funds sells shares of its funds, including the Fund, both directly and through authorized dealers. When you buy shares, the Fund receives the entire NAV of the shares you purchase. TCI keeps the sales charge, then “reallows” a portion to the dealers through which shares were purchased. This is how dealers are compensated. From time to time, and particularly in connection with sales that are not subject to a sales charge, TCI may enter into agreements with a broker or dealer whereby the dealer reallowance is less than the amounts indicated in the following tables.
Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by TCI, including lodging and travel expenses, in accordance with the rules of the FINRA.
Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.
Class A Share Dealer Reallowances

Reallowance to Dealers as a Percent
Amount of Purchase	of Offering Price
Under $50 Thousand	4.75%
$50 Thousand to under $100 Thousand	4.00%
$100 Thousand to under $250 Thousand	2.75%
$250 Thousand to under $500 Thousand	2.25%
$500 Thousand to under $1 Million	1.75%
For purchases of $1 Million and above:
$1 Million to under $5 Million	1.00%*
$5 Million to under $50 Million	Plus 0.50%*
$50 Million and above	Plus 0.25%*

*	No Dealer Reallowance is paid on purchases made on behalf of wrap accounts for the benefit of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI , and for purchases made by a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code.
Class B Share Dealer Reallowances

Reallowance to Dealers as a Percent
Amount of Purchase	of Offering Price
All purchases	4.00%*
Class C Share Dealer Reallowances

Reallowance to Dealers as a Percent
Amount of Purchase	of Offering Price
All purchases	1.00%**

*	From time to time, TCI may reallow to a dealer an amount less than 4% on sales of Class B shares. In such circumstances, TCI will benefit directly to the extent the reallowance percentage is reduced below 4% on any purchase of Class B shares.

**	From time to time, TCI may enter into agreements with brokers and dealers whereby the dealer allowance may be less than the amount indicated. Such agreements would also provide that the applicable shares could be subject to a contingent deferred sales charge for a period less than the otherwise applicable period.
DISTRIBUTION PLANS
CLASS A, CLASS B, CLASS C, AND CLASS P SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”), applicable to Class A, Class B, Class C, and Class P shares of the Fund. This Plan is structured as a Compensation Plan. Class I shares of the Fund are not subject to distribution and service fees.
In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plan and Distribution Agreements. The Trustees were informed by representatives of TCI that payments of distribution-related expenses by the Fund under the Distribution Plans would provide incentives to TCI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the Fund. The Trustees believe that improvements in distribution services should result in increased sales of the Fund’s shares. In turn, increased sales are expected to lead to an increase in the Fund’s net asset levels, which would enable the Fund to achieve economies of scale and lower its per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the Fund, for net inflows of cash from new sales may enable the Fund’s investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.
Under the Distribution Plan, for Class A shares, the Fund may pay TCI annual distribution and service fees of up to 0.35% of the average daily net assets of the Fund’s Class A shares. For Class B shares, the Fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of the Fund’s Class B shares. For Class C shares, the Fund may pay TCI annual distribution and service fees of up to 1.00% of the average daily net assets of the Fund’s Class C shares. For Class P shares, the Fund may pay TCI annual distribution and service fees of up to 0.25% of the average daily net assets of the Fund’s Class P shares.
TCI may use the fees payable under the Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C, or Class P shares, or in personal service to and/or maintenance of these shareholder accounts. In the case that the Fund or any of its classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts. For each class, these activities and expenses may include, but are not limited to:
•	Compensation to employees of TCI;

•	Compensation to and expenses of TCI and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

•	In the case that the Fund or a class of the Fund’s shares is closed to new investors or investments, payment for services to and for maintenance of existing shareholder accounts and compensation of broker-dealers or other intermediaries for past sales and distribution efforts;

•	The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

•	The cost of preparing, printing and distributing sales literature and advertising materials.
Under the Distribution Plan, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by TCI of the amounts expended in distributing and servicing Class A, Class B, Class C, or Class P shares of the Fund and the purpose for which such expenditures were made. For so long as the Plan is in effect, selection and nomination of the Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not interested persons of the Fund.
The Distribution Plan may be terminated as to a class of shares of the Fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the Fund that have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the Distribution Plan that would materially increase the costs to a particular class of shares of the Fund requires approval by the shareholders of that class. The Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Fund’s Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance.
The Fund had not commenced operations prior to the date of this SAI, and as such, there is no historical distribution fee information for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008.
NET ASSET VALUE DETERMINATION
The price at which shares are purchased or redeemed is the net asset value per share (“NAV”) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund or an authorized intermediary.
When Share Price is Determined
The NAV of the Fund is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).
Investors may purchase shares of the Fund at the “offering price” of the shares, which is the net asset value per share plus any applicable initial sales charge.
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds. For investments in separate accounts of insurance companies that invest in Class I shares, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
How NAV is Determined
The NAV of the Fund (or each class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the Fund (or class) that are then outstanding.
The Board of Trustees has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to TAM.
In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the Fund’s valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

DIVIDENDS AND OTHER DISTRIBUTIONS
CLASS A, CLASS B, CLASS C, CLASS I, AND CLASS P SHARES.
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the Information Statement/Prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class I and Class P shares of the Fund are anticipated to be higher than the per share income dividends on Class A, Class B, and Class C shares of the Fund, as a result of higher distribution and service fees applicable to the Class A, Class B and Class C shares.
SHAREHOLDER ACCOUNTS
CLASS A, CLASS B, CLASS C, AND CLASS P SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the Information Statement/Prospectus.
PURCHASE OF SHARES
CLASS A, CLASS B, CLASS C, CLASS I, AND CLASS P SHARES.
As stated in the Information Statement/Prospectus, the Fund currently offers investors a choice of five classes of shares: Class A, Class B, Class C, Class P and Class I shares. As stated in the Information Statement/Prospectus, Class I shares are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Class I shares are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
Class P shares are available only to former investors in Investor Class shares of the Transamerica Premier Funds.
Class A, Class B or Class C shares can be purchased through TCI or through broker-dealers or other financial institutions that have sales agreements with TCI. Shares of the Fund are sold at the net asset value per share as determined at the close of the regular session of business on the NYSE next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A shares.) The Information Statement/Prospectus contains detailed information about the purchase of fund shares.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Information on sales charge reductions and/or waivers can also be found on the Transamerica Funds’ website at www.transamericafunds.com.

RETIREMENT PLANS
CLASS A, CLASS B, CLASS P, AND CLASS C SHARES ONLY (NOT APPLICABLE TO CLASS I SHARES).
Transamerica Funds offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plan documents for Individual Retirement Accounts, Code Section 403(b)(7) plans and SEP-IRA and SIMPLE IRA plans are available by calling or writing TFS Customer Service. These plans require the completion of separate applications, which are also available from TFS Customer Service. State Street Bank and Trust Company, Kansas City, Missouri (“State Street”), acts as the custodian or trustee under these plans for which it charges an annual fee of $15.00 on each such fund account with a maximum of $30.00 per tax identification number. However, if your combined retirement plan and ESA account(s)’ balance per taxpayer identification number is more than $50,000, there is no fee. To receive additional information or forms on these plans, please call your financial adviser or Transamerica Funds Customer Service at 1-888-233-4339 or write to Transamerica Fund Services, Inc. at P.O. Box 219945, Kansas City, Missouri 64121-9945. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax adviser with respect to the requirements of such plans and the tax aspects thereof.
REDEMPTION OF SHARES
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s net assets at the time of redemption. Class B shares and Class C shares and certain Class A share purchases are also subject to a contingent deferred sales charge upon certain redemptions. Class I and Class P shares are not subject to the contingent deferred sales charge.
Shares will normally be redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
The Contingent Deferred Sales Charge (“CDSC”) is waived on redemptions of Class B and Class C (and Class A, when applicable) in the circumstances described below.
(a) Redemption upon Total Disability or Death

The Fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.
(b) Redemption Pursuant to a Fund’s Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan (“SWP”) with respect to the shareholder’s investment in the Fund. Under the SWP, a dollar amount of a participating shareholder’s investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds paid in accordance with the shareholder’s instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.
The amount of a shareholder’s investment in the Fund at the time election to participate in the SWP is made, with respect to the Fund, is hereinafter referred to as the “Initial Account Balance.” The amount to be systematically withdrawn from the Fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder’s current Account value. The Fund reserves the right to change the terms and conditions of the SWP and the ability to offer the SWP.
Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.
(c) Certain Retirement Plan Withdrawals

CDSC is also waived for accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not apply to transfer of asset redemptions, broker directed accounts or omnibus accounts.)
(d) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exchanges of Class C shares into a Transamerica Fund established on or after March 1, 2006 through Merrill Lynch, Pierce, Fenner & Smith Incorporated that previously were not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into Transamerica Funds established on or after March 1, 2006 will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.
TAXES
The Fund expects to qualify in its first year, and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). A fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. A fund may not carry forward any losses other than net capital losses.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) either as ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains, or as capital gains, or as capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses). If a fund fails to qualify as a RIC or fails to meet the Distribution Requirement, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund’s available earnings and profits.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. The Fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.
U.S. federal income tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain dividends on corporate stock. These rates do not apply to corporate taxpayers. Under current law, the rates will not apply to any taxpayers in taxable years beginning after December 31, 2010.

The following are guidelines for how certain distributions by a fund to individual taxpayers are generally treated for U.S. federal income tax purposes:
•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by a fund as “qualified dividend income,” as described below, may also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Other distributions, including distributions of earnings from other dividends paid to the fund, interest income, other types of ordinary income and short-term capital gains, will be taxed at the ordinary income tax rate applicable to the taxpayer.

•	Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.
Certain dividends received by a fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and designated by the fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution that is not declared daily may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions, including the portion of such distributions which may qualify for treatment as qualified dividend income, will be reported to shareholders annually.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.
If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.
Passive Foreign Investment Companies – The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) an average of at least 50% of its assets held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Options, Futures and Forward Contracts and Swap Agreements — Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount — If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including any such accrued income, to qualify for treatment as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales — These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Foreign Currency Transactions — Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. The Fund may elect to treat this foreign currency income as capital gain or capital loss.
Withholding – A fund is required to withhold (as “backup withholding”) 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in funds that declare daily dividends), paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Taxation of Non-U.S. Shareholders. Dividends from net investment income that are paid to a shareholder who, as to the United States, is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the United States and the shareholder’s country of residence. For fund taxable years beginning before January 1, 2010, dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the United States” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
PRINCIPAL SHAREHOLDERS
Because the Fund will not commence operations prior to the Closing Date, the Trustees and officers of the Fund did not beneficially own any securities of the Funds as of the date of this SAI. For the same reason, to the knowledge of the management, as of the date of this SAI, no shareholders owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund.
MISCELLANEOUS
ORGANIZATION
The Fund is a series of Transamerica Funds, a Delaware statutory trust that currently is governed by an Amended and Restated Declaration of Trust (“Declaration of Trust”) dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds. Prior to 2004, that Massachusetts business trust was known as IDEX Mutual Funds, and prior to 1999, as IDEX Series Fund. On January 8, 2008, the Board of Trustees of the Trust unanimously approved the name change of Transamerica IDEX Mutual Funds to Transamerica Funds, effective March 1, 2008.
SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits Transamerica Funds to issue an unlimited number of shares of beneficial interest. Shares of Transamerica Funds are fully paid and nonassessable when issued. Shares of Transamerica Funds have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica Funds are fully transferable but Transamerica Funds is not bound to recognize any transfer until it is recorded on the books.
The shares of beneficial interest of the Fund are divided into several classes: Class A, Class B, Class C, Class I and Class P. Each class represents interests in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the Information Statement/Prospectus; Class B, Class C and Class P shares are subject to ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; each class has a separate exchange privilege. Class P shares are available only to former investors in Investor Class shares of the Transamerica Premier Funds. Transamerica Funds does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.
The Declaration of Trust provides that each of the Trustees will continue in office until the termination of Transamerica Funds or until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, and on any other matters on which a shareholder vote is required by the 1940 Act or at the request of the Trustees.
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers, LLP, located at 4221 West Boy Scout Blvd., Suite 200, Tampa, FL 33607-5745, serves as independent registered certified public accounting firm for Transamerica Funds.

CODES OF ETHICS
Transamerica Funds, TAM, TIM and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica Funds, TAM, TIM and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
PROXY VOTING POLICIES AND PROCEDURES
As detailed in the Transamerica Funds’ Proxy Voting Policies and Procedures below, Transamerica Funds uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by Transamerica Funds. The proxy voting policies and procedures of TAM and TIM, the Fund’s sub-adviser, are attached or summarized in Appendix A.
Transamerica Funds files Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The form is available without charge: (1) from Transamerica Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.
TRANSAMERICA FUNDS PROXY VOTING POLICIES AND PROCEDURES.
I. Statement of Principle
Transamerica Funds seeks to assure that proxies received by the funds are voted in the best interests of the funds’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Transamerica Funds delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to each fund, which in turn delegates proxy voting authority for most funds of the Trust to the Sub-Adviser retained to provide day-to-day portfolio management for that fund. The Board of Trustees of the Trust adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Trust. These policies and procedures are attached hereto.
III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the funds and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the funds or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Boards of Trustees of the Trust has authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the funds wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.
Last Revised: July 1, 2008
FINANCIAL STATEMENTS
The Fund is newly organized and commenced operations on November 13, 2009. The Fund acquired the assets and assumed the liabilities of Transamerica Premier Diversified Equity Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Science & Technology and Transamerica Templeton Global on November 13, 2009 in exchange for shares of the Fund. As a result of the reorganization, the Fund is the accounting successor of Transamerica Premier Diversified Equity Fund. As accounting successor, the operating history of Transamerica Premier Diversified Equity Fund will be used for financial reporting purposes.
The financial statements and financial highlights of Transamerica Premier Diversified Equity Fund for the fiscal year ended December 31, 2008 appearing in the predecessor fund’s annual report, filed with the SEC on March 9, 2009 (Accession No. 0001104659-09-015539) are incorporated herein by reference. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered certified public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.
Transamerica Premier Diversified Equity Fund’s annual report includes the financial statements referenced above and is available without charge upon request by calling Customer Service at (888) 233-4339.

APPENDIX A
Transamerica Asset Management, Inc.
PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)
INTRODUCTION
Normally, clients for which Transamerica Investment Management, LLC (“TIM”) has full discretionary investment authority expect TIM to vote proxies in accordance with TIM’s Proxy Voting Policy (the “Policy”). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.
STATEMENT OF POLICY
It is the policy of TIM to vote proxies in the best interest of its clients at all times.
TIM has proxy voting policy guidelines (the “Guidelines”) regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.
PROXY COMMITTEE
In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the “Committee”), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.
The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.
It shall be the Committee’s responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM’s proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.
USE OF INDEPENDENT THIRD PARTY
TIM will maintain the services of a qualified independent third party (the “Independent Third Party”) to provide guidance on proxy voting issues. The Independent Third Party selected by TIM is RiskMetrics Group. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.
CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS
TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the

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appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.
PROVISION OF TIM PROXY POLICY TO CLIENTS
TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.
The following is a concise summary of TIM’s proxy voting policy guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements

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Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

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It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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Transamerica Investment Management, LLC
PROXY VOTING POLICY
INTRODUCTION
Normally, clients for which Transamerica Investment Management, LLC (“TIM”) has full discretionary investment authority expect TIM to vote proxies in accordance with TIM’s Proxy Voting Policy (the “Policy”). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.
STATEMENT OF POLICY
It is the policy of TIM to vote proxies in the best interest of its clients at all times. TIM has proxy voting policy guidelines (the “Guidelines”) regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.
PROXY COMMITTEE
In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the “Committee”), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.
The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.
It shall be the Committee’s responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM’s proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.
USE OF INDEPENDENT THIRD PARTY
TIM will maintain the services of a qualified independent third party (the “Independent Third Party”) to provide guidance on proxy voting issues. The Independent Third Party selected by TIM is RiskMetrics Group. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.
CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS
TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

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PROVISION OF TIM PROXY POLICY TO CLIENTS
TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.
The following is a concise summary of TIM’s proxy voting policy guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

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Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote AGAINST proposals at companies with dual-Class Capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
It is intended for financing purposes with minimal or no dilution to current shareholders

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It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.
Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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APPENDIX B
PORTFOLIO MANAGERS

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Gary U. Rollé (lead)[1]	13	$4.17 billion	1	$88.2 million	80	$1.43 billion
Kirk R. Feldhus (co)[1]	0	$0	1	$10.92 million	0	$0
Thomas E. Larkin (co)[1]	0	$0	1	$11.02 million	0	$0
John D. Lawrence (co)[2]	0	$0	1	$20.32 million	1	$20.78 million
Peter O. Lopez (co)[1]	3	$236.4 million	1	$11.3 million	1	$23.56 million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account
Gary U. Rollé (lead)[1]	0	$0	0	$0	0	$0
Kirk R. Feldhus (co)[1]	0	$0	0	$0	0	$0
Thomas E. Larkin (co)[1]	0	$0	0	$0	0	$0
John D. Lawrence (co)[2]	0	$0	0	$0	0	$0
Peter O. Lopez (co)[1]	0	$0	0	$0	0	$0

[1]	As of October 31, 2008.

[2]	As of December 31, 2008.
Conflict of Interest
At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of series of Transamerica Funds (including the Fund), TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.
Compensation
Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers. For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:
•	80% Objective-portfolio performance-based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking into account such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio; customized client benchmarks; etc., in determining the portfolio manager’s relative ranking. TIM’s senior management and its board of directors determine the criteria to be used for evaluating how the rankings are determined for each portfolio manager under this objective component.

•	20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions—for example, general research contribution,

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behavioral competencies (e.g. team contributions; decision making capabilities; work ethic), quality of investment ideas, managerial duties outside of core responsibility, as determined by the executive team.
Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.
Ownership of Securities
As of October 31, 2008 none of the portfolio managers beneficially owned shares in the Fund.

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